PRINCE STREET TOWERS LIMITED PARTNERSHIP

AGREEMENT OF LIMITED PARTNERSHIP

Dated as of December 21, 1989

Deal #: 0604-0917 Binder: R / B
Deal Name: Prince Street
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PRINCE STREET TOWERS LIMITED PARTNERSHIP

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File _1DUA3:[WP1.SYND.BFTG.270]STDP.AD5;1 (13018,53,0), last revised on 20-DEC-1989 12:40, is a 22 block sequential file owned by UIC [SYSTEM]. The records are variable length with imbedded (<none>) carriage control. The longest record is 98 bytes.

Job PRINCE STREET TOWERS LPA TOC (1008) queued to LN03_12_18 on 20-DEC-1989 12:40 by user CMM, UIC [WPC,CMM], under account WP_OPER at priority 100, started on printer LTA18: on 20-DEC-1989 12:55 from queue LN03_12_18.

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PRINCE STREET TOWERS LIMITED PARTNERSHIP

AGREEMENT OF LIMITED PARTNERSHIP dated as of December 21, 1989, among National Corporation for Housing Partnerships, a District of Columbia corporation, as General Partner and Class A Limited Partner; SLP 89, Inc., a Massachusetts corporation, as Special Limited Partner; Linda G. Davenport as Original (and Withdrawing) Limited Partner, and the Person or Persons designated from time to time as Investor Limited Partner in Schedule A as Investor Limited Partner.

Preliminary Statement

The Partnership was organized as a limited partnership under the Uniform Act pursuant to a Limited Partnership Certificate dated as of December 5, 1989 (the "Limited Partnership Certificate") filed with the Secretary of State of the Commonwealth of Pennsylvania (the "Filing Office") on December 12, 1989 by National Corporation for Housing Partnerships as general partner and Linda G. Davenport as limited partner (as such, the "Original Limited Partner").

The purposes of this Agreement are (i) to enable the Partnership to admit BFOH as the Investor Limited Partner and SLP 89 as the Special Limited Partner, (ii) to provide for the withdrawal of the Original Limited Partner as Limited Partner, (iii) to provide for the conversion of a portion of the interest of National Corporation for Housing Partnerships to that of a Class A Limited Partner and (iv) to set out the rights, obligations and duties of the Partners.

Now, therefore, it is agreed and certified as follows:

ARTICLE I

Defined Terms

The defined terms used in this Agreement shall have the meanings specified below:

"Accountants" means the accounting firm identified on Schedule B hereto or any other firm of certified public accountants as may be engaged by the General Partners with the Consent of the Investment Partnership.

"Act" means the National Housing Act, as amended from time to time.

"Adjusted Capital Contribution" means, as of a specified date, the aggregate Capital Contribution theretofore made by a Partner (or in the case of the Investor Limited Partner, its Allocable Investment) minus all distributions of Capital Transaction proceeds theretofore made by the Partnership to such Partner.

"Admission Date" means the date on which BFQH is admitted to the Partnership as the Investor Limited Partner pursuant to Section 13.11.

"Affiliate" or "Affiliated Person" means, when used with reference to a specified Person: (i) any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the specified Person; (ii) any person that is an officer of, partner in, or trustee of, or serves in a similar capacity with respect to the specified Person or of which the specified Person is an officer, partner, or trustee, or with respect to which the specified Person serves in a similar capacity; (iii) any Person that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of, or otherwise has a substantial beneficial interest (10% or more) in, the specified Person, or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities, or in which the specified Person has a substantial beneficial interest (10% or more); and (iv) any relative or spouse of the specified Person. Affiliate or Affiliated Person of the Partnership or a General Partner does not include a Person who is a partner in a partnership or joint venture with the Partnership (or any other Affiliated Person) if that Person is not otherwise an Affiliate or Affiliated Person of the Partnership or General Partner.

"Agency" means, as applicable, HUD, PHFA and/or any other government agency having jurisdiction over the particular matter to which reference is being made.

"Agreement" means this Agreement of Limited Partnership, as amended from time to time.

"Allocable Investment" means, as to the Investor Limited Partner, an amount equal to the sum of its paid-in Capital Contribution plus the Associated Acquisition and Offering Expenditures.

"Arbitration" has the meaning given it in Section 13.10D. and shall be conducted in the manner therein provided.

An "assignment" shall mean any assignment, transfer or sale, and the words "assign," "assignee" and "assignor" shall have correlative meanings, except in each case where the sense of this Agreement requires a different construction.

"Associated Acquisition and Offering Expenditures" means the dollar amount shown as such on Schedule B hereto, representing the sum of the acquisition, offering and related expenditures of BFQH associated with its investment in the Partnership.

"BFQH" means Boston Financial Qualified Housing Tax Credits L.P. IV, a Limited Partnership, a Massachusetts limited partnership, and its successors.

"Boston Financial" means The Boston Financial Group Incorporated, a Massachusetts corporation, and its corporate successors.

"Buildings" means the building or buildings located on the Land which, in the aggregate, contain the number of dwelling units stated on Schedule B.

"Capital Account" means, with respect to any Partner, the Capital Account maintained by the Partnership with respect to such Partner, consisting of (a) the amount of cash such Partner has contributed to the Partnership plus (b) the fair market value of any property such Partner has contributed to the Partnership net of liabilities assumed by the Partnership or to which such property is subject plus (c) the amount of profits and tax-exempt income allocated to such Partner less (d) the amount of losses allocated to such Partner less (e) the amount of all cash distributed to such Partner less (f) the fair market value of any property distributed to such Partner net of liabilities assumed by such Partner or to which such property is subject less (g) such Partner's share of any other expenditures which are not deductible by the Partnership for federal income tax purposes or which are not allowable as additions to the basis of Partnership property, and subject to such other adjustments as may be required under the Code.

"Capital Contribution" means the total amount of cash contributed or agreed to be contributed to the Partnership by each Partner as shown in the Schedule. Any reference in this Agreement to the Capital Contribution of a then Partner shall include a Capital Contribution previously made by any prior Partner in respect to the Partnership interest of such then Partner.

"Capital Transaction" means any transaction the proceeds of which are not includable in determining Cash Flow, including without limitation the sale, refinancing or other disposition of all or substantially all of the assets of the Partnership, but excluding loans to the Partnership (other than a refinancing of any Mortgage Loan) and contributions of capital to the Partnership by the Partners.

"Cash Flow" has the meaning provided in Section 10.5B.

"Certificate" means the Limited Partnership Certificate of the Partnership under the Uniform Act, as amended from time to time in accordance with the terms hereof and the Uniform Act.

"Class A Limited Partner" means National Corporation for Housing Partnerships and its successors in such capacity.

"Class Contribution" means the aggregate Capital Contributions of all members of a particular class of Partners (i.e., the General Partners, the Investor Limited Partner, the Class A Limited Partner or the Special Limited Partner).

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder at the time of reference thereto.

"Consent of the Investment Partnership" means the prior written consent or approval of the Investment Partnership. The consent of the Investment Partnership shall be effective only if granted in conformity with the applicable provisions, if any, of the Investment Partnership Agreement. For purposes of the foregoing, the General Partners shall be entitled to rely on a certificate executed and delivered by the managing general partner of the Investment Partnership confirming that such consent was granted in conformity with such provisions.

"Designated Net Worth Standard" means, as of the date of determination, such standards or criteria (relating to net worth or other characteristics) as may be (a) set forth in any regulations, memoranda, published ruling or revenue procedure of the Service for classification for Federal income tax purposes as a partnership rather than an association taxable as a corporation, or (b) sufficient to support the issuance by Special Tax Counsel of an opinion to the same effect. Notwithstanding the preceding sentence, at a minimum, the aggregate net worth of the General Partners exclusive of home, automobile and home furnishings shall be equal to the greater of (i) $50,000, or (ii) 5% of the gross amount of the aggregate Capital Contributions and fees and other compensation payable to the General Partners and their Affiliates as provided in this Partnership Agreement plus 5% of the gross amount of all securities offerings sold within the prior 12 months and sponsored by the General Partners or their Affiliates, to an aggregate maximum net worth of $1,000,000; this sentence shall not apply to a non-profit organization or an Affiliate thereof.

"Designated Prime Rate" means the annual rate of interest which is at all times equal to the lesser of (i) the Base Rate plus 2% (or, if 2% shall not be permitted under the NASAA Guidelines, plus 1%), with calculations of interest to be made on a daily basis and on the basis of a 360-day year and (ii) the maximum rate permitted by law; the term "Base Rate" in this sentence means the general base rate of interest established by The First National Bank of Boston and announced by it as the rate charged by it to its prime commercial customers on short-term unsecured borrowings, as its "base rate" from time to time in effect.

"Entity" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, cooperative or association.

"Event of Bankruptcy" means, as to a specified Person:

(i) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of his property, or ordering the winding-up or liquidation of his affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(ii) the commencement by such Person of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by him to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of such Person or for any substantial part of his property, or the making by him of any assignment for the benefit of creditors, or the failure of such Person generally to pay his debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing; or

(iii) in the case of a Person who is a General Partner, the voluntary withdrawal of such Person as a General Partner of the Partnership in violation of the terms of this Agreement.

FHA" means the Federal Housing Administration of HUD or any successor entity and any authorized representatives or agents thereof, including the Secretary of HUD, the Federal Housing Commissioner and their representatives and agents.

"Filing Office" has the meaning given it in the Preliminary Statement of this Agreement.

"Final Determination" shall have the meaning provided in Section 10.5F(viii).

"First Mortgage Loan" means the first mortgage financing from PHFA to which the Property is subject in the original principal amount set forth on Schedule B.

"General Partner" or "General Partners" means any Person or Persons designated as a General Partner in the Schedule or any Person who becomes a General Partner as provided herein, in such Person's capacity as a General Partner of the Partnership.

"Hazardous Material" shall have the collective meanings given to the terms "hazardous material", "hazardous substances" and "hazardous wastes" in the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sec. 9601 et seq., as amended, and shall also include any meanings given to such terms in any similar state or local statutes, ordinances, regulations or by-laws. In addition, the term "Hazardous Material" shall also include oil and any other substance determined by any federal or state agency charged with the administration of environmental laws or the regulation of Hazardous Materials to be hazardous. The term "Hazardous Material" shall, however, not include small quantities of cleaning supplies, paints and other materials commonly used in the operation or maintenance of buildings similar to the Project.

"HUD" means the Department of Housing and Urban Development of the United States of America and its successors.

"Immediate Family" means, with respect to any Person, his spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law, children (by adoption or otherwise), children-in-law, grandchildren and grandchildren-in-law.

"Improvements" means the Buildings and any related facilities situated on the Land.

"Insurance Consultants" means Johnson & Higgins of Mass., Inc., of Boston, Massachusetts, or its successor as selected by the Investment Partnership.

"Interest", or words of like import, shall mean all the interest of a Partner in Cash Flow and other distributions, capital, profits and losses, tax credits, and otherwise in the Partnership, including all allocations and distributions and all rights under this Agreement, and also shall include such interests and rights of such Partner in any successor partnership formed pursuant to this Agreement.

"Investment Closing" means the date upon which this Agreement is filed with the Filing Office or, if no such filing is required, the Admission Date.

"Investment General Partners" means Arch Street IV, Inc., a Massachusetts corporation, as Managing General Partner, and Arch Street IV Limited Partnership, a Massachusetts limited partnership, and their respective successors as the general partners of the Investment Partnership.

"Investment Partnership" means BFQH.

"Investment Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of BFQH as amended from time to time.

"Investor Limited Partner" means, initially, BFQH and shall include any other Persons admitted as Investor Limited Partners pursuant to Section 4.6, and their successors in such capacity.

"Land" means the parcels of land described in the Mortgage on which the Improvements are located in the city or township identified on Schedule B.

"Lender" means PHFA or any successor(s) thereto as maker or holder of the First or Second Mortgage Loans.

"Limited Partner" or "Limited Partners" mean any or all of those Persons designated as Limited Partners in the Schedule, any Person admitted as a Limited Partner pursuant to Section 4.6, or any Person who becomes a Substitute Limited Partner as provided herein, in each such Person's capacity as a Limited Partner of the Partnership. Such terms shall include the Special Limited Partner, the Original Limited Partners, the Investor Limited Partner, the Class A Limited Partner and any Persons who may succeed to the Interests of such Limited Partners.

"Management Agent" means the management firm identified on Schedule B or any successor thereto as the management agent for the Project.

"Management Agreement" means the management contract or agreement by and between the Partnership and the Management Agent which has been approved by PHFA.

"Management Fee" means the amount payable from time to time by the Partnership to the Management Agent for management services in accordance with the Management Agreement which shall be subject to any applicable approvals by the PHFA.

"Managing General Partner" means any Managing General Partner designated as provided in Section 6.3B.

"Mortgage" means any mortgage indebtedness of the Partnership evidenced by any Note and secured by any mortgage on the Property from the Partnership to any Lender; and, where the context admits, "Mortgage" shall mean and include any of the mortgages securing said indebtedness and any other documents pertaining to said indebtedness which were required by the Lender as a condition to making a Mortgage Loan. In case any Mortgage is replaced by any subsequent mortgage or mortgages, such term shall refer to any such subsequent mortgage or mortgages. The term "mortgage" means any mortgage, mortgage deed, deed of trust, deed to secure debt or any similar security instrument, and "foreclose" and words of like import include the exercise of a power of sale under a mortgage or comparable remedies.

"Mortgage Loan" means either or both of the First Mortgage Loan and the Second Mortgage Loan.

"NASAA Guidelines" means the Statement of Policy regarding Real Estate Programs adopted on October 9 and 12, 1988, effective January 1, 1989, by the North American Securities Administrators Association, Inc.

"Non-Qualifying Percentage" means the difference between 100% and the Qualifying Percentage.

"Note" means and includes any Note from the Partnership to a Lender evidencing a Mortgage Loan, and shall also mean and include any note supplemental to said original note issued to a Lender or any note issued to a Lender in substitution for any such original note.

"Original Limited Partner" means the Person specified as an Original Limited Partner in Section 4.2D.

"Partner" means any General Partner or Limited Partner.

"Partner Non-Recourse Debt" means any Partnership liability (1) that is considered non-recourse under Regulation Section 1.1001-1 or for which the creditor's right to repayment is limited to one or more assets of the

Partnership and (2) for which any Partner or Related Person bears the economic risk of loss.

"Partner Non-Recourse Debt Minimum Gain" means, with respect to any Partner, the sum of (a) the deductions attributable to Partner Non-Recourse Debt that have been allocated to such Partner and (b) the aggregate amount of distributions made to such Partner of proceeds of such debt that are allocable to an increase in minimum gain attributable to such debt (but only if such Partner or a Related Person bears the economic risk of loss for such debt) in excess of the sum of (c) such Partner's aggregate share of the net decreases in minimum gain attributable to such debt and (d) such Partner's share of the decreases in the minimum gain attributable to such debt resulting from revaluations of Partnership property subject to such debt. The net increase (or decrease) in the minimum gain that is attributable to partner Non-Recourse Debt equals the sum of (i) any increase (or decrease) in the net increase in Partnership Minimum Gain during a year that would result if such Partner Non-Recourse Debt were treated as a Partnership Non-Recourse Liability and (ii) any decrease (or increase) in the net decrease in Partnership Minimum Gain during a year that would result if such Partner Non-Recourse Debt were treated as a Partnership Non-Recourse Liability.

"Partnership" means the limited partnership governed by this Agreement as said limited partnership may from time to time be constituted.

"Partnership Counsel" means S. Laurence Shaiman & Associates, P.C., of Philadelphia, Pennsylvania, or such other counsel as the General Partners may designate from time to time as counsel for the Partnership.

"Partnership Minimum Gain" means the amount determined by computing, with respect to each Partnership Non-Recourse Liability, the amount of gain, if any, that would be realized by the Partnership if it disposed of (in a taxable transaction) the property subject to such liability in full satisfaction of such liability, and by then aggregating the amounts so computed. Such computations shall be made in a manner consistent with Treasury Regulation Section 1.704-1T(b)(4)(iv)(c) under Section 704 of the Code.

"Partnership Non-Recourse Liability" means any Partnership liability (or portion thereof) for which no Partner or Related Person bears the economic risk of loss as defined in Treasury Regulation Section 1.704-1T(b)(4)(iv)(k)(1).

"Person" means any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

"PHFA" means the Pennsylvania Housing Finance Agency or any successor agency of the State.

"Project" or "Property" means the Land and the Improvements.

"Project Documents" means and includes the Mortgages, Regulatory Agreement, Section 8 Documents, Management Agreement and all other documents relating to the Project which are required by, or have been executed in connection with, any of the foregoing documents.

"Project Expenses" means all the costs and expenses of any type incurred incidental to the ownership and operation of the Project, including, without limitation, taxes, capital improvements reasonably deemed necessary by the General Partners and not funded out of any reserves for such, mortgage and bond insurance premiums and the cost of operations, maintenance and repairs, and the funding of any reserves required to be maintained by the Lender and the Agency, but shall not include repayments of Project Expense Loans or distributions to Partners pursuant to Article X.

"Project Expense Loan" means a loan to the Partnership pursuant to Section 6.9 and which is repayable with interest at the Designated Prime Rate and as provided in Article X.

"Qualified Income Offset Item" means (1) an allocation of loss or deduction that, as of the end of each year, reasonably is expected to be made (a) pursuant to Section 704(e)(2) of the Code to a donee of an interest in the Partnership, (b) pursuant to Section 706(d) of the Code as the result of a change in any Partner's interest in the Partnership, or (c) pursuant to Regulation Section 1.751-1(b)(2)(ii) as the result of a distribution by the Partnership of unrealized receivables or inventory items and (2) a distribution that, as of the end of such year, reasonably is expected to be made to a Partner to the extent it exceeds offsetting increases to such Partner's Capital Account which reasonably are expected to occur during or prior to the Partnership taxable year in which such distribution reasonably is expected to occur.

"Qualifying Percentage" means the percentage identified as such on Schedule B.

"Recapture Amount" has the meaning specified in Section 10.5F.

"Recapture Event" has the meaning specified in Section 10.5F.

"Regulations" means the rules and regulations of any Agency which are applicable to the Project or the Partnership.

"Regulatory Agreement" means the Amended and Restated Regulatory Agreement entered or to be entered into between the Partnership and PHFA.

"Related Person" means a person related to a Partner by virtue of a relationship specified in Section 267(b) or Section 707(b) of the Code (without modification by Section 267(e)(1), by applying 80% or more for 50% or more wherever it appears, disregarding Section 267(f)(1)(A) and excluding brothers and sisters from members of one's family).

"Requisite Approvals" means any required approvals of the Lender or any Agency to an action proposed to be taken by the Partnership.

"Retirement" (including the forms "Retire" and "Retired") means, as to a General Partner, and shall be deemed to have occurred automatically upon, the occurrence of death, adjudication of insanity or incompetence, Event of Bankruptcy, dissolution or voluntary or involuntary withdrawal from the Partnership for any reason. Involuntary withdrawal shall occur whenever a General Partner may no longer continue as a General Partner by law, death, incapacity or pursuant to any terms of this Agreement.

"Schedule" means the schedule of partners annexed hereto as Schedule A as amended from time to time and as so amended at the time of reference thereto.

"Second Mortgage Loan" means the subordinated mortgage financing incurred by the Partnership in connection with its acquisition of the Property in the original principal amount set forth on Schedule B.

"Section 8 Documents" means the Housing Assistance Payments Contract, as amended from time to time, together with any documentation relating thereto pursuant to which the Partnership is entitled to receive housing assistance payments under Section 8 of the United States Housing Act of 1937, as amended, or any successor legislation.

"Service" means the Internal Revenue Service.

"SLP 89" means SLP 89, Inc., a Massachusetts corporation.

"Special Limited Partner" means SLP 89 as Special Limited Partner and its successors in such capacity.

"Special Tax Counsel" means Peabody & Brown, of Boston, Massachusetts, or other counsel acceptable to the Investment Partnership.

"State" means the Commonwealth of Pennsylvania.

"Substitute Limited Partner" means any Person who is admitted to the Partnership as a Limited Partner under the provisions of Section 8.3.

"Title Policy" means the owner's policy of title insurance issued to the Partnership by Commonwealth Land Title Insurance Company as endorser as endorsed to increase the amount thereof to the amount set forth on Schedule B and to update such policy to a date not earlier than 10 days prior to the date of the Investment Closing.

"Uniform Act" means the Uniform Limited Partnership Act as in effect under the laws of the State, as amended from time to time.

ARTICLE II

Continuation; Name; and Purpose

Section 2.1 Continuation

The parties hereto hereby agree to continue the limited partnership known as Prince Street Towers Limited Partnership, formed pursuant to the provisions of the Uniform Act.

Section 2.2 Name and Office

The Partnership shall continue to be conducted under the name and style set forth in Section 2.1. The principal office of the Partnership shall be at the location identified on Schedule B. The General Partners may at any time change the location of such principal office and shall give due notice of any such change to the Limited Partners.

Section 2.3 Purpose

The purpose of the Partnership is to acquire, repair, improve, maintain, operate, lease, dispose of and otherwise deal with the Project in accordance with any applicable Regulations and the provisions of this Agreement. The Partnership shall not engage in any other business or activity.

Section 2.4 Authorized Acts

In furtherance of its purposes, but subject to all other provisions of this Agreement including, but not limited to, Article IIIE and Article VI, the Partnership is hereby authorized:

(i) To acquire by purchase, lease or otherwise any real or personal property which may be necessary, convenient or incidental to the accomplishment of the purposes of the Partnership.

(ii) To acquire, construct, operate, maintain, finance and improve, and to own, sell, convey, assign, mortgage or lease any real estate and any personal property necessary, convenient or incidental to the accomplishment of the purposes of the Partnership.

(iii) To borrow money and issue evidences of indebtedness in furtherance of any or all of the purposes of the Partnership and to secure the same by mortgage, pledge or other lien on the Property or any other assets of the Partnership, to the extent permitted by the Project Documents.

(iv) To prepay in whole or in part, refinance, recast, increase, modify or extend the Mortgages or any other mortgage affecting the Property and in connection therewith to execute any extensions, renewals, or modifications of the Mortgages or any such other mortgage on the Property.

(v) To employ any Person, including any General Partner or Affiliate of a General Partner, to perform services for, or to sell goods to, the Partnership (including without limitation management or real estate brokerage services) and to pay for such goods and services; provided that (except with respect to any contract specifically authorized by this Agreement) the terms of any such transaction with a General Partner or Affiliate of a General Partner shall not be less favorable to the Partnership than would be arrived at by unaffiliated parties dealing at arms' length.

(vi) To execute any and all notes, mortgages and security agreements in order to secure loans from the Lender and any and all other documents, including but not limited to the Project Documents, required by the Lender or any Agency in connection with the Mortgages and Mortgage Loans and the acquisition, rehabilitation, repair, development, improvement, maintenance and operation of the Property, or otherwise required by the Lender or any Agency in connection with the Property.

(vii) To execute contracts with any Agency.

(viii) To execute leases of some or all of the apartment units of the Project.

(ix) To modify or amend the terms of any agreement or contract which the General Partners are authorized to enter into on behalf of the Partnership; provided, however, that such terms as amended shall not (1) materially adversely affect the Partnership or the Limited Partners, or (2) be in contravention of any of the terms or conditions of this Agreement.

(x) To enter into any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to, the accomplishment of the purposes of the Partnership, so long as said activities and contracts may be lawfully carried on or performed by a partnership under the laws of the State.

(xi) To accept an assignment or contribution of an Agreement of Sale for the acquisition of the Property from PHFA, to perform the obligations of the Partnership as assignee thereunder and to execute such other agreements, assignments, assumptions and other documents as may be necessary or desirable in connection with the acquisition of the Property.

Section 2.5 Term and Dissolution

A. The Partnership shall continue in full force and effect until December 31, 2040, except that the Partnership shall be dissolved prior to such date upon the happening of any of the following events:

(i) The sale or other disposition of all or substantially all the assets of the Partnership; or

(ii) The Retirement of a General Partner unless the business of the Partnership is continued pursuant to Article VII or Section 4.7.

B. Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Article VII), the General Partners (or for purposes of this paragraph their trustee, receiver, successor or legal representative) shall cause the cancellation of the Certificate and liquidate the Partnership assets and apply and distribute the proceeds thereof in accordance with Section 10.3. Notwithstanding the foregoing, in the event such liquidating General Partners shall determine that an immediate sale of part or all of the Partnership's assets would cause undue loss to the Partners, the liquidating General Partners may, in order to avoid such loss, either (i) defer liquidation of, and withhold from distribution for a reasonable time, any assets of the Partnership except those necessary to satisfy the Partnership debts and obligations (other than Project Expense Loans), or (ii) distribute the assets to the Partners in kind.

ARTICLE III

Financing and Disposition of Property

A. The Partnership shall be authorized to borrow from the Lender (either directly or by assumption of debt) whatever amounts may be required, subject to the provisions hereof, in connection with the acquisition of the Property and to meet the expenses of operating the Project (including without limitation any items for which the Lender may provide Mortgage funds) and shall secure the same by the Mortgages. The Mortgages shall provide that no Partner or Related Person shall bear the economic risk of loss for all or any part of such Mortgage Loans.

The General Partners are specifically authorized, for and on behalf of the Partnership, to execute or assume the obligations embodied in the Project Documents and any permitted amendments thereto and, subject to the limitations set forth herein, such other documents as they deem necessary or appropriate in connection with the acquisition and financing of the Property.

B. Each General Partner shall be bound by the terms of the Project Documents. Any incoming General Partner shall as a condition of receiving any interest in the Property agree to be bound by the Project Documents to the same extent and on the same terms as the other General Partners. Upon any dissolution of the Partnership or any transfer of the Property while any Mortgage is held by the Lender, no title or right to the possession and control of the Property and no right to collect the rents therefrom shall pass to any Person who is not, or does not become, bound in a manner satisfactory to the Lender and the Agency to the Project Documents and the provisions of this Agreement. The Project Documents shall be binding upon and shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successors and assigns as long as a Mortgage is outstanding.

C. The Partnership may increase the amount of the Mortgage Loans or refinance any Mortgage, including any required transfer or conveyance of Partnership assets for security or mortgage purposes, and may sell, lease, ex-

change or otherwise transfer or convey all or substantially all the assets of the Partnership; provided, however, that the terms of any such increase, refinancing, sale, exchange or other transfer or conveyance effected after the Admission Date must receive the Consent of the Investment Partnership before such transaction shall be binding on the Partnership. Notwithstanding the foregoing, no such Consent shall be required for the leasing of apartments to tenants in the normal course of operations; provided, however, unless such Consent is obtained the Partnership shall lease the Project in such a manner as to qualify as a "qualified low-income housing project" under Section 42(g)(1) of the Code, and to lease not less than the Qualifying Percentage of the apartment units in the Project to qualified low-income tenants.

D. Except as specifically permitted in Article IX.C, the Partnership may not borrow funds from any of the Investment General Partners or from any Affiliate of an Investment General Partner.

E. Upon the sale of the Property by the Partnership, no Person may pay to any Person real estate commissions in excess of the lesser of (i) that which is reasonably, customary, and competitive with those paid in similar transactions in the same geographic area or (ii) 6% of the sales price of the Property (including the amount of the commissions paid).

ARTICLE IV

Partners; Capital

Section 4.1 General Partners

The General Partner of the Partnership is National Corporation for Housing Partnerships, a District of Columbia corporation, and its address and Capital Contribution are set forth in the Schedule. In no event shall the aggregate Capital Contributions of the General Partners hereunder exceed $100 without the Consent of the Investment Partnership.

Section 4.2 Limited Partners

A. SLP 89 shall be the Special Limited Partner and is hereby admitted to the Partnership, and its address and Capital Contribution are set forth in the Schedule.

B. BFQH is the Investor Limited Partner, and its address and Capital Contribution are set forth in the Schedule. The payment of its Capital Contribution is governed by Section 5.1.

C. National Corporation for Housing Partnerships shall be the Class A Limited Partner and is hereby admitted to the Partnership as such. The address and Capital Contribution of the Class A Limited Partner are set forth in the Schedule.

D. The Original Limited Partner is Linda G. Davenport. By her execution of this Agreement, the Original Limited Partner hereby withdraws as a Limited Partner, and the Original Limited Partner, as such, shall have no further rights or obligations with respect to the Partnership as of the Admission Date.

Section 4.3 Partnership Capital and Capital Accounts

A. The capital of the Partnership shall be the aggregate amount of the cash, if any, contributed by the Partners as set forth in the Schedule. No interest shall be paid by the Partnership on any Capital Contribution to the Partnership. The Schedule shall be amended and, if necessary or appropriate, amendments to the Certificate shall be filed from time to time to reflect the withdrawal or admission of Partners, any changes in the Interest held by a Partner arising from the transfer of an Interest to or by such Partner and any change in the amounts to be contributed or agreed to be contributed by any Partner.

B. An individual Capital Account shall be established and maintained for each Partner, including any additional or substituted Partner who shall hereafter receive an Interest. The original Capital Account established for each such substituted Partner shall be in the same amount as, and shall replace, the Capital Account of the Partner which such substituted Partner succeeds, and, for the purposes of this Agreement, such substituted Partner shall be deemed to have made the Capital Contribution, to the extent actually paid in, of the Partner which such substituted Partner succeeds. The term "substituted Partner", as used in this paragraph, shall mean a Person who shall become entitled to receive a share of the profits, losses, tax credits and distributions of the Partnership by reason of such Person succeeding to the Interest of a Partner by assignment of all or any part of a Partner's Interest. To the extent a substituted Partner receives less than 100% of the Interest of a Partner he succeeds, the original Capital Account of such substituted Partner and his Capital Contribution shall be in proportion to the Interest he receives and the Capital Account of the Partner who retains a partial Interest in the Partnership and his Capital Contribution shall continue, and not be replaced, in proportion to the Interest he retains. Any special basis adjustments under Section 743 of the Code resulting from an election by the Partnership pursuant to Section 754 of the Code shall not be taken into account for any purpose in establishing and maintaining Capital Accounts for the Partners pursuant to this Section 4.3. Nothing in this Section 4.3 shall affect the limitations on transferability of Interests set forth in Article VII, Article VIII or Section 13.1.

Section 4.4 Withdrawal of Capital

A Partner shall not have the right to withdraw from the Partnership all or any part of his Capital Contribution. No Partner shall have any right to demand and receive property of the Partnership in return for his Capital Contribution or in respect of his Interest, except as may be specifically provided in this Agreement.

Section 4.5 Liability of Limited Partners

A. No Limited Partner shall be liable for any debts, liabilities, contracts, or obligations of the Partnership. A Limited Partner shall be liable only to make payments of his Capital Contribution as and when due hereunder. After his Capital Contribution shall be fully paid, no Limited Partner shall, except as otherwise required by the Uniform Act, be required to make any further capital contributions or payments or lend any funds to the Partnership.

B. BFQH is a Massachusetts limited partnership. In no event shall any person who is at any time a general or limited partner in BFQH, or any partner or Affiliate of the Investment General Partners, have any personal liability for the payment or performance of any obligation of BFQH under the provisions of this Agreement or any document or instrument to be delivered in connection with this Agreement. All parties dealing with BFQH shall look solely to the assets of BFQH for the satisfaction of any such obligation and not to the assets of any Person who is a partner therein.

C. BFQH and SLP 89 jointly and severally represent and warrant to the General Partners that:

(i) BFQH was duly and validly organized and is validly existing under the laws of the Commonwealth of Massachusetts and SLP 89 was duly and validly organized and is validly existing under the laws of the Commonwealth of Massachusetts; each has full power and authority to enter into this Agreement;

(ii) BFQH has a net worth of at least $15,000,000 as of the date of this Agreement;

(iii) This Agreement has been duly and validly authorized, executed and delivered by BFQH and SLP 89 and this Agreement constitutes a valid, binding and enforceable agreement as to BFQH and SLP 89, except as such enforceability may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, and except further that the availability of specific performance, injunctive relief or any other equitable remedy is subject to the discretion of a court;

(iv) the execution and delivery of this Agreement, the incurring of the obligations set forth in this Agreement and the consummation of transactions contemplated in this Agreement will not constitute a breach of, or default under, any agreement by which BFQH or SLP 89 is bound or, to the best of their knowledge, information and belief, any order, rule or regulation applicable to BFQH or SLP 89 issued by any court, governmental body or administrative agency having jurisdiction over BFQH or SLP 89;

(v) BFQH and SLP 89 are acquiring their Interests in the Partnership for their own account for investment and not with a view to the distribution or resale thereof;

(vi) BFQH and SLP 89 have, to the extent they deem necessary, conducted their own independent investigation of the Partnership, the Project and all other matters of a financial or legal nature deemed by BFQH and SLP 89 to be relevant to their investment and have been provided an opportunity to obtain information concerning the Partnership, the Project, financing arrangements for the Project, risk factors and other relevant matters;

(vii) BFQH and SLP 89 understand and agree that they must bear the economic risk of the purchase of their Interests in the Partnership for an indefinite period of time, because, among other reasons, (a) the Interests have not been registered under the Securities Act of 1933 ("Act") and therefore may not be sold, assigned or otherwise disposed of unless they are subsequently registered under the Act or are transferred pursuant to an exemption from the Act (BFQH and SLP 89 expressly acknowledge that the General Partners are under no obligation to register the Interests under the Act), and (b) the Agreement further restricts transfers of the Interests;

(viii) BFQH and SLP 89 acknowledge that they have prepared their own financial or tax projections, forecasts or statements of future operating results of the Project and have neither requested nor received any such projections, forecasts or statements from the General Partners or any Affiliate of the General Partners;

(ix) BFQH and SLP 89 recognize that the purchase of their Interests in the Partnership involves a high degree of risk and represent that they have such knowledge and experience in financial and business matters in general and, in particular, with respect to this type of investment that they are capable of evaluating the merits and risks of an investment in the Interests and they have evaluated and understand such merits and risks.

D. BFQH and SLP 89 jointly and severally agree to indemnify, defend and hold the General Partners and the Partnership harmless from and against any claim brought or threatened against the General Partners or the Partnership or loss (as well as from any and all attorneys' fees and expenses incurred in connection with any such claim or loss) on account of any actual or alleged violation of federal or state securities law by BFQH or SLP 89 or their Affiliates.

Section 4.6 <u>Additional Limited Partners</u>

A. The General Partners in their exclusive discretion may admit additional Limited Partners, subject to the Consent of the Investment Partnership and, if required, any Requisite Approvals.

B. Any incoming Limited Partner shall, by his execution of this Agreement and as a condition to receiving any interest in the Partnership property, agree to be bound by the Project Documents to the same extent and in the same terms as the other Limited Partners.

C. Upon the admission of any additional Limited Partners, an amendment to this Agreement and, if necessary or appropriate, the Certificate reflecting such admission shall be filed with each appropriate governmental authority. Such amendment shall amend the Schedule to reflect the names, addresses and Capital Contributions of such additional Limited Partners, and shall set forth the agreement of such additional Limited Partners to be bound by all the provisions of this Agreement.

Section 4.7 Certain Restricted Rights of Investor Limited Partners

A. Subject to the provisions hereinafter set forth in this Section 4.7, and to the Regulations, in addition to the other rights provided for in this Agreement, the Investor Limited Partners by a vote of Investor Limited Partners representing 51% of the Investor Limited Partner Class Contribution (or such higher percentage or such additional consents as may be required under the applicable laws of the State), shall have the further right:

(i) to amend this Agreement, subject to the provisions of Section 13.12; provided that such amendment (a) shall not in any manner allow the Limited Partners to take any action which would constitute their taking part in the control of the Partnership's business within the meaning of the Uniform Act, and (b) shall not, without the consent of any General Partner affected, alter the rights, powers or duties of the affected General Partner or its interest in the profits and losses of the Partnership for Federal income tax purposes, tax credits or distributions or alter any of the provisions of Section 4.7B.;

(ii) to dissolve the Partnership;

(iii) for so long as the Investment Partnership is the sole Investor Limited Partner, to remove any or all of the General Partners and elect one or more new General Partners; and

(iv) to approve or disapprove the sale of all or substantially all of the assets of the Partnership.

B. The Interest of any General Partner removed pursuant to this Section 4.7 shall be valued and sold pursuant to Section 7.8.

C. Upon written request to the General Partners by Investor Limited Partners whose aggregate Capital Contributions represent at least 10% of the Investor Limited Partner Class Contribution, the General Partners shall call a meeting of the Investor Limited Partners for any matters for which the Limited Partners may vote, as set forth herein. Upon receipt of a written request either in person or by certified mail stating the purpose(s) of the meeting,

the General Partners shall provide all Limited Partners within ten days after receipt of said request, written notice (either in person or by certified mail) of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after receipt of said request, at a time and place convenient to the Limited Partners.

D. A list of the names and addresses of all Limited Partners shall be maintained as part of the books and records of the Partnership and shall be made available on request to any Limited Partner or his representative at his cost.

ARTICLE V

Capital Contributions of Investor Limited Partner

Section 5.1 Payment of Capital Contributions

The Investor Limited Partner has contributed as its Capital Contribution the sum shown opposite its name on Schedule A. The Investor Limited Partner shall have no obligation to make any additional Capital Contributions to the Partnership.

ARTICLE VI

Rights, Powers and Duties of the General Partners

Section 6.1 Restrictions on Authority

A. Notwithstanding any other provisions of this Agreement, the General Partners shall have no authority to perform any act in respect of the Partnership or the Project in violation of (i) any applicable law or regulation, or (ii) any agreement between the Partnership and any Lender.

B. The General Partners shall not have any authority to do any of the following acts without the Consent of the Investment Partnership, which Consent (except with respect to clause (viii) following) shall not be unreasonably withheld, and any Requisite Approvals:

(i) to incur indebtedness for money borrowed on the general credit of the Partnership, except as specifically permitted by Article IX, or

(ii) to construct any new capital improvements, or to replace any existing capital improvements if construction or replacement would substantially alter the use of the Property, or

(iii) to acquire any real property in addition to the Property (other than easements or similar rights necessary or convenient for the operation of the Project), or

(iv) to bear, or cause or permit any Related Person to bear, the economic risk of loss with respect to all or any portion of any Note or Mortgage or the indebtedness secured thereby, or

(v) to cause the Partnership to make any loan or advance to any Person except as provided in Section 2.4(iv) (for purposes of this clause 6.1B(v), accounts receivable in the ordinary course of business from Persons other than the General Partners or their Affiliates shall not be deemed to be advances or loans), or

(vi) to lease more than the Non-Qualifying Percentage of apartment units in the Project to other than qualified low-income tenants or otherwise operate the Project in such a manner or take any action which could cause any dwelling unit in the Project (excluding the Non-Qualifying Percentage of units which may be made available to other than qualified low-income tenants as provided above) to fail to be treated as a qualified low-income housing unit under Section 42(i)(3) of the Code or which would cause the recapture by the Partnership of any low-income housing credit under Section 42 of the Code, or

(vii) to amend any Project Document, or to permit any party thereunder to waive any provision thereof, to the extent that the effect of such amendment or waiver would be to eliminate, diminish or defer any obligation or undertaking of the Partnership, the General Partners or their Affiliates which accrues, directly or indirectly, to the benefit of, or provides additional security or protection to, the Investor Limited Partner (notwithstanding that the Investor Limited Partner is neither a party to nor express beneficiary of such provision or was not a Partner when such provision became effective), or

(viii) to refinance any Mortgage or to sell or convey the Property, except as provided in Article IIIC., and except that the General Partners may cause the Partnership to grant easements and similar rights affecting the Land to obtain utility services for the Project or for other purposes necessary or convenient for the operation of the Project.

C. The General Partners shall not (a) cause the Partnership to utilize Cash Flow to acquire interests in other limited partnerships or (b) cause the Partnership to invest the proceeds of any sale or refinancing of the Project unless a sufficient portion thereof is distributed to the Investment Partnership to enable each limited partner thereof, assuming that he is in a combined federal, state and local marginal income tax bracket of 30%, to pay the federal, state and local income tax liability arising from the sale or refinancing which generated such proceeds, and in any event sale or refinancing proceeds shall not be reinvested following the second anniversary of the first day of the calendar quarter in which the final closing of the admission of limited partners into the Investor Limited Partner occurs, except to the extent of any reserves retained therefrom.

Section 6.2 Personal Services

The General Partners and their Affiliates shall receive no compensation or fees without the Consent of the Investment Partnership, except for services provided in accordance with Section 2.4(v) or as otherwise provided in this Agreement. Any Partner may engage independently or with others in other business ventures of every nature and description including, without limitation, the ownership, operation, management, and development of real estate, regardless of whether such real estate directly competes with the Project, and neither the Partnership nor any Partners shall have any rights by reason of this Agreement in and to such independent ventures or the income or profits derived therefrom.

Section 6.3 Business Management and Control; Designation of Managing General Partner; Tax Matters Partner; Certain Rights of the Special Limited Partner

A. The General Partners shall have the exclusive right to manage the business of the Partnership. No Limited Partner (except one who may also be a General Partner and then only in his capacity as General Partner) shall (i) have any authority or right to act for or bind the Partnership, or (ii) except as required by law, participate in or have any control over the Partnership business. The Limited Partners hereby consent to the exercise by the General Partners of the powers conferred on them by this Agreement.

B. The powers and duties of the General Partners hereunder may be exercised in the first instance by one or more Managing General Partners who, subject to the terms and provisions of this Agreement, shall manage the business and affairs of the Partnership. Each Managing General Partner is hereby authorized to execute and deliver in the name and on behalf of the Partnership all such documents and papers (including any required by the Lender or any Agency) as such Managing General Partner deems necessary or desirable in carrying out such duties hereunder. National Corporation for Housing Partnerships is hereby designated as the initial Managing General Partner; if it shall become unable to serve in such capacity or shall cease to be a General Partner, the remaining General Partners, if any, may from time to time designate from among themselves by consent one or more substitute or additional Managing General Partners. If for any reason no designation is in effect, the powers of the Managing General Partners shall be exercised by the majority consent of the remaining General Partners. A designation of a successor as Managing General Partner or the designation of an additional Managing General Partner pursuant to Section 7.3 or 7.5 shall supersede any designation or other exercise of rights pursuant to this Section 6.3B. Any action required or permitted to be taken by a corporate General Partner hereunder may be taken by such of its proper officers or agents as it shall validly designate for such purpose. The Managing General Partner is hereby designated as the "Tax Matters Partner" of the Partnership for all purposes of the Code. The Tax Matters Partner shall notify the Service in the manner prescribed in Section 6223 of the Code and any Treasury Regulations promulgated thereunder. Furthermore, the Tax Matters Partner hereby agrees

that he will choose the United States Tax Court for litigation of all tax issues involving the Partnership, unless the Tax Matters Partner obtains the Consent of the Investment Partnership to litigate in some other forum.

C. In the event that the Partnership is in material default of any of its obligations under the Project Documents, which default, in the reasonable judgment of the Special Limited Partner, threatens an assignment or foreclosure of any Mortgage, or any General Partner is in default in any material respect under any of its obligations under this Agreement, or if a sole General Partner shall Retire, the Special Limited Partner may, at its election, give notice of such default or event in a writing which sets forth the default or event and the basis for the Special Limited Partner's belief that such default or event has occurred to the then General Partners, if any, and, (i) (in the case of a default) if such default is not cured within 10 business days (or cured within a reasonable time in the event it is impossible to cure such default within such ten-day period, provided that the General Partners are diligently and in good faith seeking to cure such default and there has been no assignment of or institution of proceedings to foreclose any Mortgage), or, so long as foreclosure proceedings shall not have commenced and be continuing, if the General Partners have not given notice to the Special Limited Partner in writing within ten (10) business days of the receipt of such notice contesting the existence of the default or event so noticed, and setting forth the basis for denial, or (ii) (in the event of such Retirement) promptly after the occurrence of such event, the Special Limited Partner or any Entity of which a majority of the stock or beneficial interest is owned, directly or indirectly, by the Special Limited Partner or Boston Financial, may, with the Consent of the Investment Partnership, elect to become an additional General Partner with all the rights and privileges of a General Partner. The Special Limited Partner shall provide the General Partners with true and correct copies of the written instruments evidencing such Consent of the Investment Partnership within ten days after the Special Limited Partner's receipt thereof. Upon such election by the Special Limited Partner or such Entity and such Consent, the Special Limited Partner or such Entity shall automatically become and shall be deemed a General Partner and each Partner hereby irrevocably appoints the Special Limited Partner (with full power of substitution) as the attorney-in-fact of such Partner for the purpose of executing, acknowledging, swearing to, recording and/or filing any amendment to this Agreement and the Certificate necessary or appropriate to confirm the foregoing. If the Special Limited Partner or such Entity shall become an additional General Partner as herein stated, its Interest shall not be increased thereby (except that the Special Limited Partner may assign its Interest to such Entity). In the event of the admission of the Special Limited Partner or such Entity as a General Partner pursuant to this Section 6.3, and if there are then any other General Partners, the Special Limited Partner or such Entity shall have managerial rights, authority and voting rights of 51% on any matters to be decided or voted upon by the General Partners or the Managing General Partner, as the case may be, and the rights and authority of the remaining General Partners or the Managing General Partner, as the case may be, shall be deemed equally divided among them. In the event that the General Partners give notice to the Special Limited Partner contesting the occurrence of the default or event so noticed and no

foreclosure proceedings shall have commenced and be continuing, the General Partners and the Special Limited Partner shall attempt in good faith to reach agreement on the existence or non-existence of such default or event. If they are unable to reach agreement within 20 days after the notice from the General Partners, they shall refer the matter to Arbitration.

Section 6.4 Duties and Obligations of the General Partners

A. The General Partners shall use reasonable efforts to carry out the purposes, business and objectives of the Partnership referred to in Section 2.3, and shall devote to Partnership business such time and effort as may be necessary to (i) supervise the activities of the Management Agent, (ii) make inspections of the Project to determine if the Project is being properly maintained and that necessary repairs are being made thereto, (iii) prepare or cause to be prepared all reports of operations which are to be furnished to the Partners or which are required by any Lender or Agency, (iv) elect to defer the commencement of the credit period for all or any portion of the low-income housing tax credit allowable to the Partners under Section 42(g) of the Code, to the extent that any such deferral may be in the best economic interest of the Investor Limited Partner, (v) cause the Project to be insured against fire and other risks covered by such insurance in the maximum amount required by any Lender and/or the Agency or, following termination of the Regulatory Agreement, good management practices, in any event in an amount equal to the full replacement value of the Improvements, (vi) obtain and keep in force during the term of the Partnership adequate business or rental interruption and workmen's compensation insurance satisfactory to the Lender and to each Agency, (vii) obtain and keep in force during the term of the Partnership public liability insurance for the benefit of the Partnership and its Partners in amounts from time to time reasonably acceptable to the Agency and the Insurance Consultants, (viii) enforce all contracts entered into for the benefit of the Partnership, and (ix) do all other things which may be reasonably necessary to manage the affairs and business of the Partnership. Further, subject to the Project Documents, in the event of any casualty and provided that the insurance proceeds shall be made available therefor, the General Partners shall repair any damage to the Project which was caused by such event, so as to restore the Project (as nearly as possible) to the condition and market value thereof immediately prior to such occurrence. All of the insurance policies required by this Section 6.4A. shall (a) be written by insurance companies rated A or better by Best's, (b) include BFQH as a named insured so long as BFQH is a Limited Partner, and (c) include a provision requiring the insurance company to notify BFQH in writing 30 days prior to the cancellation of any such policy. In addition, the General Partners shall promptly provide BFQH or its representatives with copies of such insurance policies upon request from time to time. The General Partners shall review regularly all of the Partnership and Project insurance coverage to insure that it is adequate. In particular, the General Partners shall review at least annually the insurance coverage required by Section 6.4A(v) to insure that it is in an amount at least equal to the then current full replacement value of the Improvements.

B. Subject to the terms of the Regulatory Agreement and to the requirements of Section 42 of the Code, the General Partners shall use reasonable efforts consistent with sound management practice to cause the Project to maximize income produced by the Project, including, if necessary, seeking any necessary approvals of, and implementing, appropriate adjustments in the rent schedule of the Property.

C. The General Partners shall hold for occupancy such percentage of the apartments in the Project in such a manner as to qualify the entire Project (i.e., all dwelling units) as a "qualified low income housing project" under Section 42(g) of the Code as interpreted from time to time in regulations and rulings promulgated thereunder. The General Partners shall not take any action which would cause the termination or discontinuance of the qualification of the Project as a "qualified low income housing project" under Section 42(g) of the Code or which would cause the recapture of any low income housing tax credit under the Code without the Consent of the Investment Partnership.

D. The General Partners shall prepare and submit to the Secretary of the Treasury (or any other Agency designated for such purpose), on a timely basis, any and all annual reports, information returns and other certifications and information and shall take any and all other action required (i) to insure that the Partnership (and its Partners) will continue to qualify for the low-income housing credit described in Section 42 of the Code for at least the Qualifying Percentage of dwelling units in the Project and (ii) unless the Consent of the Investment Partnership is received to act otherwise in a particular instance, to avoid recapture of such credit for failure to comply with the requirements of Section 42 of the Code.

E. The General Partners agree that, except as provided in or contemplated by the Regulatory Agreement, neither they nor any of their Related Persons will at any time bear the economic risk of loss for payment of the Mortgage Loans. The General Partners agree that they will not cause any Limited Partner at any time to bear the economic risk of loss for payment or performance under any Note or Mortgage; provided, however, that the Limited Partners shall be liable for the performance of their obligations set forth in this Agreement. Each Limited Partner agrees not to take any action which would cause him to bear the economic risk of loss for payment of any Mortgage Loan.

F. The General Partners shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in their immediate possession or control. The General Partners shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Partnership.

G. No General Partner shall contract away the fiduciary duty owed at common law to the Limited Partners.

H. Any Affiliate of a General Partner rendering services to the Partnership must comply with the requirements as to experience of such Affiliate contained in Section II.A. of the NASAA Guidelines.

I. The General Partners shall (i) not store (except in compliance with all laws, ordinances, and regulations pertaining thereto), or dispose of any Hazardous Material at the Project; (ii) neither directly nor indirectly transport or arrange for the transport of any Hazardous Material at, from or to the Project (except in compliance with all laws, ordinances, and regulations pertaining thereto); (iii) provide the Limited Partners with written notice (x) upon any General Partner's obtaining knowledge of any potential or known release, or threat of release, of any Hazardous Material at or from the Project; (y) upon any General Partner's receipt of any notice to such effect from any federal, state, or other governmental authority; and (z) upon any General Partner's obtaining knowledge of any incurrence of any expense or loss by any such governmental authority in connection with the assessment, containment, or removal of any Hazardous Material at or from the Project for which expense or loss any General Partner may be liable or for which expense or loss a lien may be imposed on the Project.

Section 6.5 Representations and Warranties; Certain Indemnities

A. The General Partners hereby represent and warrant to the Investment Partnership that the following are true as of the date hereof (except for Sections 6.5A(xi), 6.5A(xii) and 6.5A(xiii), which are continuing representations):

(i) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all recording requirements with each proper governmental authority necessary to establish the limited liability of the Limited Partners as provided herein.

(ii) No litigation or proceeding against the Partnership or any General Partner is pending before any court, administrative agency or other governmental authority which would, if adversely determined, have a material adverse effect on the Partnership, its business or operations, except for such matters as to which the likelihood of such a determination adverse to the Partnership is, in the opinion of Partnership Counsel or other counsel acceptable to the Investor Limited Partner, remote.

(iii) (a) No default by the Partnership, in any material respect has occurred or is continuing (nor has there occurred any continuing event which, with the giving of notice or the passage of time or both, would constitute such a default in any material respect) under any of the Project Documents.

(b) To the knowledge of the General Partners, after due inquiry, the Project Documents will be in full force and effect (except to the extent fully performed in accordance with their respective terms) upon acquisition of the Project by the Partnership .

(iv) No Partner or Related Person thereof bears the economic risk of loss with respect to the indebtedness evidenced by the Notes and secured by the Mortgages.

(v) To the knowledge of the General Partners, after due inquiry, the zoning classification of the Property is as stated on Schedule B, under which the present use of the Property is permitted.

(vi) To the knowledge of the General Partners, based upon the Title Policy, upon acquisition of the Property, the Partnership will own the fee simple interest in the Property, free and clear of any liens, charges or encumbrances other than the Mortgages, matters set forth in the Title Policy, encumbrances the Partnership is permitted to create under Sections 2.4 and 6.1, and mechanics' or other liens which have been bonded against in such a manner as to preclude the holder of such lien from having any recourse to the Property or the Partnership for payment of any debt secured thereby.

(vii) The execution and delivery of all instruments and the performance of all acts pertaining to the Partnership heretofore or hereafter made or taken or to be made or taken, and the execution and delivery of all instruments and the performance of all acts pertaining to the Property hereafter to be made or taken by any General Partner or Management Agent which is a corporation have been or will be duly authorized by all necessary corporate or other action, and, to the knowledge of the General Partners, after due inquiry, the consummation of any such transactions with or on behalf of the Partnership will not constitute a breach or violation of, or a default under, the charter or by-laws of any such corporation or any agreement by which any such corporation or any of its properties is bound, nor constitute a violation of any law, administrative regulation or court decree.

(viii) No General Partner is in default in any material respect in the observance or performance of any provision of this Agreement to be observed or performed by such General Partner.

(ix) No Event of Bankruptcy has occurred with respect to any General Partner.

(x) The entire Project qualifies as a "qualified low-income housing project" under Section 42(g) of the Code and not less than the Qualifying Percentage of apartment units in the Project qualify as "low income" apartment units under Section 42 of the Code.

(xi) The General Partners satisfy the Designated Net Worth Standard.

(xii) The Managing General Partner has at least two years' relevant real estate or other experience demonstrating the knowledge and experience to acquire and manage assets such as the Project, and has a financial condition commensurate with any financial obligations assumed

in the operation of the Partnership (at minimum, an aggregate financial net worth, exclusive of home, automobile and home furnishings, of the greater of either $50,000 or an amount at least equal to 5% of the gross amount of all offerings sold by such General Partner within the prior twelve months plus 5% of the gross amount of the Capital Contribution of the Investor Limited Partner, to an aggregate maximum net worth of $1,000,000), except that the foregoing requirements with respect to net worth shall not apply where the Managing General Partner is a non-profit organization or an Affiliate thereof.

(xiii) Any Affiliate of a General Partner rendering services to the Partnership shall have not less than four years' relevant experience in the kind of service being rendered or otherwise must demonstrate sufficient knowledge and experience to perform the services proposed.

B. The General Partners jointly and severally agree to indemnify promptly and hold harmless the Partnership and the Limited Partners from and against any and all losses, damages and liabilities which the Partnership and the Limited Partners may incur by reason of any liabilities to which the Partnership is subject at the Admission Date (except to the extent such liability is within the coverage of the indemnity set forth in paragraph C below); provided, however, that the foregoing indemnification shall not apply to the Mortgages, necessary contractual obligations normally incurred pursuant to the Project Documents in connection with the operation of the Property, or to acts for which the General Partners are entitled to indemnification under Section 6.6.

C. The General Partners shall indemnify, defend, and hold the Limited Partners harmless from and against any claim brought or threatened against the Limited Partners on account of the presence of any Hazardous Material at the Project (except to the extent such circumstances are the result of acts of the Investor Limited Partner or Special Limited Partner). Notwithstanding anything else set forth in this Agreement, this indemnification shall survive the withdrawal of any General Partner and/or the termination of this Agreement except to the extent that the claim brought or threatened against the Limited Partners arose from an act or event occurring after the time the General Partners were General Partners of the Partnership.

D. The General Partners agree that neither they nor any of their Related Persons will at any time bear the economic risk of loss for payment of the Mortgage Loans or the indebtedness issued under and secured by the Mortgages, and that they will not cause any Limited Partner or Related Person thereof at any time to bear the economic risk of loss for payment or performance under the Note, the Mortgage or any other of the Project Documents except to the extent specifically provided for in the Regulatory Agreement; provided, however, that the Limited Partners shall be liable for the performance of their obligations set forth in this Agreement. Each Limited Partner agrees not to take any action which would cause him or any Related Person thereof to bear the economic risk of loss for payment of the Mortgage Loans.

Section 6.6 Indemnification

Each General Partner (including any Retired General Partner) shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by him or it in connection with the Partnership, provided that the same were not the result of negligence or misconduct on the part of the General Partner or any of its "Designated Affiliates" (as such term is defined in Section 6.7B.) and were the result of a course of conduct which the General Partners, in good faith, determined was in the best interest of the Partnership. Any indemnity under this Section 6.6 shall be provided out of and to the extent of Partnership assets only, and no Limited Partner shall have any personal liability on account thereof; provided, however, that no indemnification shall be provided for any losses, liabilities or expenses arising from or out of any alleged violation of federal or state securities laws unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and the court approves indemnification of litigation costs; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court approves indemnification of litigation costs; or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made. In any claim for indemnification in connection with a settlement which was so approved, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission, the Massachusetts Securities Division, any state securities administrator whose rules require the application of the NASAA Guidelines and any other state securities administrator whose rules or published policies require such disclosure with respect to the issue of indemnification for securities law violations.

The Partnership shall not incur that cost of that portion of any insurance which insures any party against any liability as to which such party is herein prohibited from being indemnified.

Section 6.7 Liability of General Partners to Limited Partners

A. No General Partner or Designated Affiliate (as defined in Section 6.7B) shall be liable, responsible or accountable for damages or otherwise to the Partnership or to any Limited Partner for any loss suffered by the Partnership which arises out of any action or inaction of such General Partner or Designated Affiliate if that General Partner or Designated Affiliate, in good faith, determined that such course of conduct was in the best interests of the Partnership and such course of conduct did not constitute negligence or misconduct on the part of that General Partner or Designated Affiliate.

B. As used in Sections 6.6 and 6.7, a "Designated Affiliate" is any Person performing services on behalf of the Partnership who: (1) directly or indirectly controls, is controlled by, or is under common control with any General Partner, (2) owns or controls 10% or more of the outstanding voting securities of any General Partner, (3) is an officer, director, partner or

trustee of any General Partner, or (4) if any General Partner is an officer, director, partner or trustee, of any company for which the General Partner acts in any such capacity.

Section 6.8 Joint and Several Obligations

All obligations of the General Partners hereunder are joint and several obligations of the General Partners, except as herein expressly provided to the contrary.

Section 6.9 Project Expense Loans

If the Partnership shall at any time require funds for any Project Expenses (other than to make payments to Partners, payments of any outstanding Project Expense Loans or other obligations herein provided to be payable solely out of Cash Flow or distributions of proceeds from a Capital Transaction) the General Partners shall be permitted (but shall not be obligated) to lend the Partnership the funds required. Such loans shall be Project Expense Loans. Any such Project Expense Loans shall be repayable with interest at the Designated Prime Rate only as provided in Article X.

Section 6.10 Certain Payments to the General Partners and Affiliates

A. All of the Partnership's expenses shall be billed directly to, and paid by, the Partnership to the extent practicable. Subject to the terms of this Agreement, including without limitation Section 6.10B., reimbursements to a General Partner or any of its Affiliates by the Partnership shall be allowed as provided in this 6.10A. for the lower of (a) actual cost to the General Partners or any of their Affiliates of the Partnership's actual operating cash expenses or (b) the amount the Partnership would be required to pay to independent parties for comparable administrative services in the same geographical location, including the following general functions of the Partnership:

(i) Partnership operations, which shall include without limitation the following: implementation of Partnership investment policies, implementation of periodic physical inspections and informal market surveys; direction and review of work of managers, contractors and leasing agents; payment of fees and expenses to independent contractors, mortgage brokers, brokers, leasing agents, consultants, insurance brokers, and other agents; implementation and review of reserves and working capital and recommendations with respect to changes thereto; preparation, presentation, and implementation of cash distribution decisions; financial analysis; preparation of Partnership status reports; initiation and implementation of any other positive action necessary to optimize the potential benefits for the Partnership; payment of any and all liabilities, losses, judgments, expenses (including attorneys' fees and disbursements) and amounts paid in settlement of claims arising from any claims for personal injury, property damage, wrongful death and other risks arising out of the business of the Partnership; supervision and

expenses of professionals employed by the Partnership in connection with any of the above, including attorneys, accountants, and appraisers; initiation and analysis of recommendations to sell the Project on acceptable terms of sale; and payment of audit and other fees;

(ii) Partnership accounting, which shall include without limitation the following: preparation and documentation of Partnership accounting and audits; preparation and documentation of budgets, economic surveys, projections of Cash Flow, profits and losses, tax credits and working capital requirements; preparation of regulatory and tax reports; costs of any computer equipment or services used for or by the Partnership; costs of any accounting, statistical, or bookkeeping equipment necessary for the maintenance of the books and records of the Partnership;

(iii) legal services, which shall include without limitation the following: expenses of revising and amending this Agreement or converting, modifying, or terminating the Partnership or this Agreement; monitoring litigation, if any; costs incurred in connection with any litigation in which the Partnership is involved as well as any examination, investigation, or other proceeding conducted therewith, subject to the provisions of Section 6.6; and costs of qualifying or licensing the Partnership;

(iv) tax services, which shall include without limitation the following: tax planning for the Partnership; preparation and documentation of Partnership Federal, state and local tax returns; review of tax projections;

(v) computer services, which shall include without limitation the following: costs of any computer equipment or services used for or by the Partnership, including processing of accounting records relating to the Partnership;

(vi) risk management, which shall include without limitation the following: inspection services, special consultant fees, premiums, loss adjustments, and any other expenses of insurance required in connection with the business of the Partnership; and

(vii) any other related operational and administrative expenses necessary for the prudent organization and operation of the Partnership.

For purposes of this Section 6.10A, the term "reimbursements" shall not be deemed to embrace repayment of loans or direct payment for goods or services obtained in compliance with Section 2.4(v).

B. Neither the General Partners nor any of their Affiliates shall be entitled to any fees or profits from the Partnership in connection with the acquisition of the Land or Improvements from PHFA or for the administration of the Partnership's business or otherwise without the Consent of the Investment Partnership, except for (i) payments provided in Section 6.10A. above,

(ii) payments of the Management Fee referred to in Article XI, (iii) fees and distributions under Article X, and (iv) such other fees as may be permitted to be paid in compliance with Section 2.4(v).

ARTICLE VII

Withdrawal of General Partner; New General Partners

Section 7.1 Voluntary Withdrawal

A. For so long as the Investment Partnership shall be the sole Investor Limited Partner, no General Partner shall have the right to withdraw or Retire voluntarily from the Partnership or sell, assign or encumber his Interest without the Consent of the Investment Partnership and, if required, any Requisite Approvals.

B. Notwithstanding the foregoing, a General Partner may at any time propose to the Investment Partnership a Person to serve as its successor or if at such time there be more than one General Partner, to serve as a successor to one or more of the General Partners desiring to withdraw. If the Investment Partnership has consented thereto or if, pursuant to Section 7.5, such a consent is not required, and any Requisite Approvals are obtained to such withdrawal and the admission of such successor, all Partners hereby agree, subject to the provisions of Section 7.5, that this Agreement and the Certificate shall be appropriately amended to effect such withdrawal and admission.

Section 7.2 Obligation to Continue

In the event of the Retirement of any General Partner, the remaining General Partners, if any, and any successor General Partner shall have the obligation to elect to continue the business of the Partnership employing its assets and name, all as contemplated by the laws of the State. The rights provided for in Section 7.5 may be exercised concurrently with any such continuance. Within ten (10) days after the occurrence of such Retirement, the remaining General Partners, if any, shall notify the Investor Limited Partner thereof.

Section 7.3 Successor General Partner

A. Upon the occurrence of any Retirement, the remaining General Partners may designate a Person to become a successor General Partner to the Retired General Partner. Except as provided in Section 7.5 and subject to the provisions of Section 7.5, any Person so designated, subject to the Consent of the Investment Partnership and, if required by the Uniform Act or any other applicable law, the consent of any other Partner so required, shall become a successor General Partner upon his written agreement to be bound by the Mortgages and any other documents required in connection therewith and by the provisions of this Agreement.

B. If any Retirement shall occur at a time when there is no remaining General Partner and no successor General Partner is to be admitted pursuant to Section 7.3A., then the Investment Partnership shall have the right, subject to any Requisite Approvals and the provisions of Sections 6.3C. and 7.5, to designate a Person to become a successor General Partner upon his written agreement to be bound by the Mortgages and any other documents required in connection therewith and by the provisions of this Agreement.

C. If the Investment Partnership elects to reconstitute the Partnership and admit a successor General Partner pursuant to this Section 7.3, the relationship of the Partners in the reconstituted Partnership shall be governed by this Agreement.

D. If any successor General Partner is to be the Managing General Partner, then such successor General Partner shall meet the requirements of Section 6.5A(xii).

Section 7.4 Interest of Predecessor General Partner

A. Except as provided in Section 7.3A., no assignee or transferee of all or any part of the Interest as a General Partner of a General Partner shall have any automatic right to become a General Partner. Until the acquisition of the Interest of a Retiring General Partner pursuant to Section 7.8, such Interest shall be deemed to be that of an assignee and the holder thereof shall be entitled only to such rights as an assignee may have as such under the laws of the State.

B. Anything herein contained to the contrary notwithstanding, any General Partner who withdraws voluntarily in violation of Section 7.1 shall remain liable for all its obligations and liabilities hereunder incurred or accrued prior to the date of its withdrawal and for any loss or damage which the Partnership or any of its Partners may incur as a result of such withdrawal (except as provided in Section 6.7), except for any loss or damage attributable to the default, negligence or misconduct of a successor General Partner admitted in its place under this Agreement.

C. The estate (which term, for purposes of this Section 7.4C., shall include the heirs, distributees, estate, executors, administrators, guardian, committee, trustee or other personal representative) of a Retired General Partner shall be liable for all his liabilities and obligations hereunder, except as provided in this Section 7.4C. In the event of the death, insanity or incompetency of a General Partner, his estate shall remain liable for his obligations under Section 6.8, for all his other obligations and liabilities hereunder incurred or accrued prior to the date of such event, and for any damages arising out of any breach of this Agreement by him, but his estate shall not have any obligation or liability on account of the business of the Partnership or the activities of the other General Partners after his death, insanity or incompetency unless it elects to become a General Partner pursuant to Section 7.3A.

Section 7.5 Event of Bankruptcy as to a General Partner; Removal of a General Partner and Transfer of Its Interest

A. If an Event of Bankruptcy shall have occurred as to a General Partner, the Special Limited Partner may (i) replace such General Partner with a successor general partner (the "Successor") willing to serve as a General Partner and reallocate to the Successor (and the bankrupt General Partner hereby assigns to the Successor in such event) the interest of the bankrupt General Partner in profits and losses, Cash Flow and net cash proceeds of a Capital Transaction (provided, however, that in no event shall any fees which are earned be so reallocated), or (ii) add an additional General Partner willing to serve as such with such of the powers of the bankrupt General Partner hereunder as the Special Limited Partner may designate and make a similar reallocation to that contemplated by the foregoing clause (i), which the bankrupt General Partner hereby ratifies in such event. Upon the selection of the Successor as aforesaid and his admission as a General Partner, the bankrupt General Partner shall not have any further rights, powers, liabilities or obligations under this Agreement and/or in respect of the Project, provided, however, that the bankrupt General Partner shall continue to be responsible for any loss caused by the nonperformance of its obligations under this Agreement. If all or any part of the general partner interest of a General Partner is reallocated pursuant to this Section 7.5, such General Partner shall be entitled to receive the fair market value of the Interest (or portion thereof) so reallocated; such fair market value shall be determined and paid in accordance with Section 7.8. No exercise of rights pursuant to this Section 7.5 need be delayed pending determination of such value.

B. Each Partner (including any General Partner removed as aforesaid) hereby irrevocably nominates and appoints the Special Limited Partner and each of its officers, with full power of substitution, as the attorney-in-fact of such Partner, in his name, place and stead, to make, execute and deliver any and all amendments to this Agreement, the Certificate, business certificates and instruments of like tenor which may be necessary or appropriate to give effect to the provisions of this Section 7.5.

C. Inasmuch as the interests of the Partners under this Agreement depend on the continuing existence of a viable General Partner willing and able to perform the functions of the General Partner under this Agreement, the rights of, and payments to, the General Partner have been agreed on in consideration, among other things, of the agreement and ability of the General Partners to perform such functions, and the inclusion of this Section 7.5 in this Agreement has been a material inducement to the Investor Limited Partner to enter into this Agreement. Each Partner hereby ratifies and confirms any action authorized by the Special Limited Partner as provided by and in accordance with the provisions of this Section 7.5.

Section 7.6 Designation of New General Partners

The General Partners may, with the written consent of all Partners, at any time designate new General Partners, each with such Interest as a General

Partner in the Partnership as the General Partners may specify, subject to any Requisite Approvals.

Any new General Partner shall, as a condition of receiving any interest in the Partnership property, agree to be bound by the Project Documents and any other documents required in connection therewith and by the provisions of this Agreement, to the same extent and on the same terms as any other General Partner.

Section 7.7 Amendment of Certificate; Approval of Certain Events

Upon the admission of a new General Partner pursuant to the preceding provisions of this Article VII, the Schedule shall be amended to reflect such admission and an amendment to the Certificate, also reflecting such admission, shall be filed as required by the Uniform Act.

Each Partner hereby consents to and authorizes any admission or substitution of a General Partner or any other transaction, including, without limitation, the continuation of the Partnership business, which has been authorized under the provisions of this Agreement, and hereby ratifies and confirms each amendment of this Agreement necessary or appropriate to give effect to any such transaction.

Section 7.8. Valuation and Sale of Interest of Former General Partner

A. If the business of the Partnership is continued after an "Event of Withdrawal" (as defined in Section 7.8C.) of a General Partner, or if, following such event, the Partnership is reconstituted, or if a General Partner is removed pursuant to Section 4.7A and 4.7B, in each case as contemplated by this Agreement, the Partnership shall purchase such General Partner's Interest for a price equal to the fair market value thereof. Such fair market value shall be determined by two independent appraisers, one selected by the former General Partner or his representative and one by the Partnership. If such appraisers are unable to agree on the value of the former General Partner's Interest, they shall jointly appoint a third independent appraiser whose determination shall be final and binding. The appraisers may act with or without a hearing, and the cost of the appraisal will be shared equally between such former General Partner and the Partnership. Notwithstanding the foregoing, if a General Partner is removed by the Investor Limited Partner for cause, or if a General Partner has voluntarily withdrawn from the Partnership in contravention of the terms of this Agreement, the purchase price paid to such General Partner for its Interest shall be reduced by an amount determined by an arbitrator mutually agreeable to counsel to the Partnership and counsel for the General Partner to adequately compensate the Partnership for the action of such General Partner leading to its removal, or for the fact of its violation of the terms of this Agreement.

B. Promptly after the determination of the purchase price of a former General Partner's Interest pursuant to Section 7.8A., the Partnership shall deliver to such former General Partner a promissory note of the Partnership

for such purchase price, payable in five equal consecutive annual installments commencing on the first anniversary of the date of such note. Such promissory note shall bear simple interest at the rate per annum which is at all times equal to the "base rate" announced from time to time by The First National Bank of Boston, payable on the last day of each calendar quarter which such note is outstanding; provided, however, that if such note is delivered following an Event of Withdrawal of a General Partner which is voluntary on its part or a removal for cause, then (i) such note shall neither be secured nor bear interest, and (ii) the principal payable to the withdrawing General Partner shall be limited in amount and date of payment to distributions which such withdrawing General Partner would have received under this Agreement had he not withdrawn. Within 120 days after the determination of the purchase price of the former General Partner's Interest, the Partnership may, with the consent of all remaining General Partners and the Consent of the Investor Limited Partner, sell such Interest to one or more Persons, who may be Affiliates of the remaining General Partner or General Partners, and admit such Person or Persons to the Partnership as substitute General Partners; provided, however, that the purchase price to be paid to the Partnership for the Interest of the former General Partner shall not be less than its purchase price as determined by the appraisal and, if applicable, arbitration described above. Such substitute General Partner or Partners may pay said purchase price in installments in the manner set forth above in this Section 7.8B.

C. For the purposes of this Section 7.8, the term "Event of Withdrawal" shall mean the occurrence of any of the following events as to a General Partner: (i) its withdrawal from the Partnership pursuant to the Uniform Act; (ii) the assignment of all of its Partnership Interest (within the meaning of the Uniform Act); (iii) its removal in accordance with this Agreement; (iv) its (a) making of an assignment for the benefit of creditors, (b) filing of a voluntary petition in bankruptcy, (c) adjudication as a bankrupt or insolvent, or the entrance against it of an order for relief in any bankruptcy or insolvency proceeding, (d) filing of a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (e) filing of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, or (f) seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator of itself or of all or any substantial part of its properties; (v) the lapse of 120 days after the commencement of any proceeding against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if during such period the proceeding has not been dismissed, or the lapse of 90 days after the appointment, without its consent or acquiescence, of a trustee, receiver or liquidator of itself or of all or any substantial part of its properties, if during such period the appointment is not vacated or stayed, or if within 90 days after the expiration of any such stay, the appointment is not vacated; (vi) in the case of a General Partner who is a natural person, (a) his death, or (b) the entry by a court of competent jurisdiction adjudicating him incompetent to manage his person or property; (vii) in the case of a General Partner who is acting as a general partner by virtue of being a trustee of a trust, the termination of the trust (but not

merely the substitution of a new trustee); (viii) in the case of a General Partner that is a separate partnership, the dissolution and commencement of winding up of the separate partnership; (ix) in the case of a General Partner that is a corporation, the filing of a certificate of dissolution, or its equivalent, for the corporation, or the revocation of its charter and the expiration of 90 days after the date of notice to the corporation of revocation without a reinstatement of its charter; or (x) in the case of a General Partner that is an estate, the distribution by the fiduciary of the estate's entire interest in the Partnership. Notwithstanding the foregoing, an Event of Withdrawal shall not be deemed to have occurred as to a General Partner under the preceding clause "(v)" until 120 days shall have elapsed after notification of such event has been given to the Investor Limited Partner of the event which, with or without lapse of time, would constitute an event contemplated by such clause.

ARTICLE VIII

Transfer of Limited Partner Interests

Section 8.1 Right to Assign

A. Except as restricted in this Article VIII or by operation of law, each Limited Partner shall have the right to assign his Interest in the Partnership, or in the capital, assets or property of the Partnership, or enter into any agreement as a result of which any Person shall become interested with him in the Partnership, without the written consent of the General Partners. Notwithstanding the foregoing, in no event shall any assignee of a Limited Partner have any right to become a Substitute Limited Partner without compliance with all applicable provisions of this Article VIII.

B. Notwithstanding the provisions of Section 8.1A. but subject to any Requisite Approvals and to compliance with applicable securities laws, the Investment Partnership shall have the right, at any time between the tenth and eighteenth anniversaries of the Admission Date, to transfer its Limited Partner Interest without the consent or approval of the General Partners or any other Partner. The General Partners shall cooperate with the Investment Partnership to facilitate such transaction by promptly furnishing complete and accurate financial and other relevant data regarding the Partnership, the Project, the General Partners and their Affiliates and any other matters reasonably necessary, in the judgment of the Investment Partnership, to effect such transaction. Each transferee of a Limited Partner Interest transferred in accordance with this Section 8.1B. shall be automatically admitted to the Partnership as a Substitute Limited Partner without necessity of General Partner approval as otherwise required under Section 8.3; provided, however, that the provisions of the final sentence of each paragraph of Section 8.3 shall apply to the admission of any such transferee to the Partnership.

C. Notwithstanding the provisions of Sections 8.1A. or 13.1, the Investment Partnership shall have the right at any time to substitute another Person as the Special Limited Partner without the consent or approval of the

General Partners, the Special Limited Partner or any other Partner. The General Partners shall cooperate with the Investment Partnership to facilitate such transaction by promptly furnishing complete and accurate financial and other relevant data regarding the Partnership, the Project, the General Partners and their Affiliates and any other matters reasonably necessary, in the judgment of the Investment Partnership, to effect such transaction. Each transferee of a Special Limited Partner Interest transferred in accordance with this Section 8.1C. shall be automatically admitted to the Partnership as a Substitute Limited Partner without necessity of General Partner approval as otherwise required under Section 8.3; provided, however, that the provisions of the final sentence of each paragraph of Section 8.3 shall apply to the admission of any such transferee to the Partnership.

Section 8.2 Restrictions

A. No sale or exchange of the Interest of any Person as a Limited Partner shall be made if such sale or exchange would violate Section 13.1, except a sale pursuant to Section 8.1B.

B. In no event shall all or any part of a Limited Partner's Interest be assigned or transferred to a minor or to an incompetent (other than to a member of a Limited Partner's Immediate Family by reason of death).

C. The General Partners may require as a condition of any assignment of any Interest, that the assignor assume all costs incurred by the Partnership in connection therewith.

D. Any assignment in contravention of any of the provisions of Section 8.1 or this Section 8.2 shall be void and ineffectual and shall not bind, or be recognized by, the Partnership.

Section 8.3 Substitute Limited Partners

Except as provided in Sections 8.1B. and 8.1C., no Limited Partner shall have the right to substitute an assignee as a Limited Partner in his place. The General Partners, however, may in their exclusive discretion permit any such assignee of a Limited Partner to become a Substitute Limited Partner and any such permission by the General Partners shall be binding and conclusive without the consent or approval of any other Person, except, if required, any Requisite Approvals. Any Substitute Limited Partner shall, as a condition of receiving any interest in the Partnership assets, agree to be bound (to the same extent as his assignor was bound) by the Project Documents and by the provisions of this Agreement.

Upon the admission of a Substitute Limited Partner, the Schedule shall be amended to reflect the name and address of such Substitute Limited Partner and to eliminate the name and address of his assignor and, if necessary, an amendment to the Certificate reflecting such admission shall be filed in accordance with the Uniform Act at least once each calendar quarter during which a Substitute Limited Partner is admitted, in order to effect the substitution thereof. Each Substitute Limited Partner shall execute such instrument or

instruments as shall be required by the General Partners to signify its agreement to be bound by all the provisions of this Agreement.

Section 8.4 Assignees

In the event of the decease or incapacity of any Limited Partner, his legal representatives shall have such rights as are afforded them by the Uniform Act. The death of a Limited Partner shall not dissolve the Partnership.

An assignee of a Limited Partner who does not become a Substitute Limited Partner in accordance with Section 8.3 shall, if such assignment is in compliance with the terms of this Agreement, have the right to receive the same share of profits, losses and distributions of the Partnership to which the assigning Limited Partner would have been entitled if no such assignment had been made by such Limited Partner.

Any Limited Partner who shall assign all his Interest shall cease to be a Limited Partner of the Partnership, and shall no longer have any rights or privileges or obligations of a Limited Partner except that, unless and until the assignee of such Limited Partner is admitted to the Partnership as a Substitute Limited Partner in accordance with Section 8.3, said assigning Limited Partner shall retain the statutory rights and be subject to the statutory obligations of an assignor limited partner under the Uniform Act as well as the obligation to make the Capital Contributions attributable to the Interest in question, if any portion thereof remains unpaid.

In the event of any assignment of a Limited Partner's Interest as a Limited Partner, there shall be filed with the Partnership a duly executed and acknowledged counterpart of the instrument making such assignment; such instrument must evidence the written acceptance of the assignee to all the terms and provisions of this Agreement; and if such an instrument is not so filed, the Partnership need not recognize any such assignment for any purpose.

In the case of any assignment of a Limited Partner's Interest as a Limited Partner, where the assignee does not become a Substitute Limited Partner, the Partnership shall recognize the assignment not later than the last day of the calendar month following receipt of notice of assignment and required documentation.

An assignee of a Limited Partner's Interest as a Limited Partner who does not become a Substitute Limited Partner as provided in Section 8.3 and who desires to make a further assignment of his Interest shall be subject to the provisions of this Article VIII to the same extent and in the same manner as any Limited Partner desiring to make an assignment of his Interest.

ARTICLE IX

Loans

A. All Partnership borrowings shall be subject to the restrictions of Section 6.1, this Article, the Project Documents and the Regulations. The General Partners may incur indebtedness for money borrowed on the general credit of the Partnership provided that all the proceeds of such indebtedness are used for expenditures necessary for the maintenance and repair of the Property and provided further that the aggregate of all such indebtedness outstanding at any one time shall not exceed $200,000. The General Partners may incur additional indebtedness on the general credit of the Partnership only with the Consent of the Investment Partnership, which Consent shall not be unreasonably withheld. To the extent borrowings are permitted, they may be made from any source, including Partners and Affiliates; provided, however, that borrowings may not be made from the Investment General Partners or Affiliates thereof. The Partnership may issue instruments evidencing Project Expense Loans pursuant to Section 6.9.

B. If any Partner shall lend any monies to the Partnership, such loan shall not be secured by property of the Partnership without the Consent of the Investment Partnership and the amount of any such loan shall not be an increase of his Capital Contribution. Subject to Section 6.9, any loans to the Partnership by a General Partner or an Affiliate of a General Partner may be made on such terms and conditions as may be agreed on by the Partnership, consistent with good business practices.

C. Notwithstanding the preceding provisions, the Partnership shall not borrow any funds from a general partner of a Limited Partner or an Affiliate of a general partner of a Limited Partner (the "Limited Partner Entities"), except that the Partnership may accept loans from a Limited Partner Entity or allow a Limited Partner Entity to post letters of credit for the Partnership, provided that the total amount of all such loans does not exceed 50% of the Limited Partners' Capital Contribution committed to the Partnership; provided, however, that such borrowings may only be made on a short-term basis (not to exceed one year) and the Partnership may not pay in connection therewith interest or other financing charges or fees in excess of the amounts which would be charges by unrelated lending institutions on comparable loans for the same purpose in the same locality.

ARTICLE X

Profits, Losses and Distributions

Section 10.1 Profits, Losses and Tax Credits

A. Except as otherwise specifically provided in this Article, for each fiscal year or portion thereof, profits, tax-exempt income, losses and non-deductible, non-capitalizable expenditures incurred and/or accrued by the Partnership, shall be allocated 1% to the General Partners and 99% to the Investor Limited Partners.

B. Except as otherwise specifically provided in this Article, all profits and losses arising from a Capital Transaction shall be allocated to the Partners as follows:

As to profits:

First, an amount of profit equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative balance Capital Accounts shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances; and

Second, an amount of profits shall be allocated to each of the Partners until the positive balance in the Capital Account of each Partner equals the amount of cash which would be distributed to such Partner if such profits were cash available to be distributed in accordance with the provisions of Clauses Fourth, Fifth, Sixth and Seventh of Section 10.5C.

As to losses:

First, an amount of losses equal to the aggregate positive balances (if any) in the Capital Accounts of all Partners having positive balance Capital Accounts shall be allocated to such Partners in proportion to their positive Capital Account balances until all such Capital Accounts shall have zero balances; provided, however, that if the amount of losses so to be allocated is less than the sum of the positive balances in the Capital Accounts of those Partners having positive balances in their Capital Accounts, then such losses shall be allocated to the Partners in such proportions and in such amounts so that the Capital Account balances of each Partner shall equal, as nearly as possible, the amount such Partner would receive if an amount equal to the excess of (a) the sum of all Partners' balances in their Capital Accounts computed prior to the allocation of losses under this clause First over (b) the aggregate amount of losses to be allocated to the Partners pursuant to this clause First were distributed to the Partners in accordance with the provisions of Clauses Fourth, Fifth, Sixth and Seventh of Section 10.5C; and

Second, the balance, if any, of such losses shall be allocated 1% to the General Partners and 99% to the Investor Limited Partners.

C. If (i) the Partnership incurs recourse obligations or Partner Non-Recourse Debt or (ii) the Partnership incurs losses from extraordinary events which are not recovered from insurance or otherwise (collectively "Recourse Obligations") in respect of any Partnership taxable year, then the calculation and allocation of profits and losses shall be adjusted as follows: first, an amount of deductions attributable to the Recourse Obligations shall be allocated to the Partner or Partners that bear the economic risk of loss (within the meaning of Treasury Regulation Section 1.704-1T(b)(4)(iv)(k)(1)) with respect to such obligations in the ratio in which they bear the economic risk of loss (or to the General Partners in the case of extraordinary events); and second, the balance of such deductions shall be allocated as provided in Section 10.1A. For purposes of this Section 10.1C., extraordinary events

includes casualty losses, losses resulting from liability to third parties for tortious injury, losses resulting from a breach of a legal duty by the Partnership or by the General Partners, and deductions resulting from other liabilities which are not incurred in the ordinary course of business. Nothing in this Section 10.1C. shall prevent the Partnership from recovering an extraordinary loss from a General Partner who is liable therefor by law or under this Agreement.

D. Notwithstanding the foregoing provisions of Sections 10.1.A. and 10.1.B., in no event shall any losses be allocated to a Limited Partner if and to the extent that such allocation would cause, as of the end of the Partnership taxable year, the negative balance in such Limited Partner's Capital Account to exceed such Limited Partner's share of Partnership Minimum Gain plus such Limited Partner's share of Partner Non-Recourse Debt Minimum Gain. Any losses which are not allocated to the Limited Partners by virtue of the application of this Section 10.1.D. shall be allocated as required under Treasury Regulation Section 1.704-1(b). For purposes of this Section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

E. The terms "profits" and "losses" used in this Agreement shall mean income and losses, and each item of income, gain, loss, deduction or credit entering into the computation thereof, as determined in accordance with the accounting methods followed by the Partnership and computed in a manner consistent with Treasury Regulation Section 1.704-1(b)(2)(iv).

F. Tax credits under Section 42 of the Code shall be allocated among the Partners in the same manner as the deductions attributable to the expenditures creating the tax credit are allocated among the Partners in accordance with Treasury Regulation Section 1.704-1(b)(4)(ii).

Section 10.2 <u>Minimum Gain Chargebacks and Qualified Income Offset</u>

A. If there is a net decrease in Partnership Minimum Gain during a Partnership taxable year, each Partner will be allocated items of income and gain for such year (and, if necessary, subsequent years) in the proportion to, and to the extent of, an amount equal to the greater of (i) the portion of such Partner's share of the net decrease in Partnership Minimum Gain during the year that is allocable to the disposition of Partnership property subject to one or more Partnership Non-recourse Liabilities or (ii) the deficit balance in such Partner's Capital Account at the end of such year. For purposes of the foregoing clause (ii), a Partner's Capital Account shall be determined (a) prior to taking into account any other allocations for the year, (b) by excluding from such deficit Capital Account balance the amount of such Partner's obligation, if any, to restore a deficit balance in his Capital Account, (c) by treating each Partner's share of Partnership Minimum Gain as an obligation to restore a deficit balance in each Partner's Capital Account and (d) by treating a Partner's share of the minimum gain attributable to Partner Non-Recourse Debt with respect to which such Partner or a Related Person bears

the economic risk of loss for such debt as an obligation to restore a deficit balance in his Capital Account. Such allocations shall be made in a manner consistent with the requirements of Treasury Regulation Section 1.704-1T(b)(4)(iv)(e) under Section 704 of the Code. For purposes of this Section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

B. If there is a net decrease in Partner Non-Recourse Debt Minimum Gain during a Partnership taxable year, then each Partner with a share of the minimum gain attributable to such debt at the beginning of such year will be allocated items of income and gain for such year (and, if necessary, subsequent years) in proportion to, and to the extent of, an amount equal to the greater of (i) the portion of such Partner's share of the net decrease in Partner Non-Recourse Debt Minimum Gain that is allocable to the disposition of Partnership property subject to such debt or (ii) the deficit balance in such Partner's Capital Account at the end of such year. For purposes of the foregoing clause (ii), a Partner's Capital Account shall be determined (i) prior to taking into account any other allocations for the year, (ii) by excluding from such deficit Capital Account balance the amount of such Partner's obligation, if any, to restore a deficit balance in his Capital Account, (iii) by treating each Partner's share of Partnership Minimum Gain as an obligation to restore a deficit balance in each Partner's Capital Account and (iv) by treating a Partner's share of the minimum gain attributable to Partner Non-Recourse Debt with respect to which such Partner or a Related Person bears the economic risk of loss as an obligation to restore a deficit balance in such Partner's Capital Account. Such allocations shall be made in a manner consistent with the requirements of Treasury Regulation Section 1.704-1T(b)(4) (iv)(h) under Section 704 of the Code. For purposes of this section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

C. If a Limited Partner unexpectedly receives (1) an allocation of loss or deduction or expenditures described in Section 705(a)(2)(B) of the Code made (a) pursuant to Section 704(e)(2) of the Code to a donee of an interest in the Partnership, (b) pursuant to Section 706(d) of the Code as the result of a change in any Partner's interest in the Partnership, or (c) pursuant to Regulation Section 1.751-1(b)(2)(ii) as a result of a distribution by the Partnership of unrealized receivables or inventory items or (2) a distribution, and such allocation and/or distribution would cause the negative balance in such Partner's Capital Account to exceed (i) such Partner's share of Partnership Minimum Gain plus (ii) the amount of such Partner's obligation, if any, to restore a deficit balance in his Capital Account, then such Partner shall be allocated items of income and gain in an amount and manner sufficient to eliminate such negative balance as quickly as possible. For purposes of this Section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

Section 10.3 <u>Distributions Upon Dissolution</u>

A. Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the

positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1.B. and 10.3.B. In the event that a General Partner has a negative balance in his Capital Account following the liquidation of the Partnership or his interest in the Partnership after taking into account all Capital Account adjustments for the Partnership taxable year in which the liquidation occurs, such General Partner shall pay to the Partnership in cash an amount equal to the negative balance in his Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within 90 days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.

B. With respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be profits and losses realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such profits and losses shall be allocated to the Partners in accordance with Section 10.1.B., and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section 10.3.B., "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing (but subject to Section 7701(g) of the Code), and the Partnership's adjusted basis for such assets as determined under Section 1.704-1(b). This Section 10.3.B. is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section 10.3.B. or elsewhere herein is intended to treat or cause such distributions to be treated as sales for value. The fair market value of such assets shall be determined by an appraiser to be selected by the General Partners with the Consent of the Investor Limited Partner.

Section 10.4 Special Provisions

A. Except as otherwise provided in this Agreement, all profits, losses and credits shared by the respective classes composed of the Special Limited Partners and the General Partners shall be allocated among the members of such class in accordance with the percentages set forth opposite their respective names in the Schedule. The Investor Limited Partner and Special Limited Partner each shall be deemed to have been admitted to the Partnership as of the first day of the month during which its actual admission occurs for purposes of allocating profits and losses.

B. Notwithstanding the foregoing provisions in this Article X: Income, gain, loss and deduction with respect to property which has a variation between its basis computed in accordance with Treasury Regulation Section 1.704-1(b) and its basis computed for federal income tax purposes shall be shared among the Partners so as to take account of such variation in a

manner consistent with the principles of Section 704(c) of the Code and Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

C. If any profit arises from the sale or other disposition of any Partnership asset which shall be treated as ordinary income under the depreciation recapture provisions of the Code, then the full amount of such ordinary income shall be allocated among the Partners in the proportions that the Partnership deductions from the depreciation giving rise to such recapture were actually allocated. In the event that subsequently enacted provisions of the Code result in other recapture income, no allocation of such recapture income shall be made to any Partner who has not received the benefit of those items giving rise to such other recapture income.

D. If the Partnership shall receive any purchase money indebtedness in partial payment of the purchase price of the Project and such indebtedness is distributed to the Partners pursuant to the provisions of Section 10.5C or Section 10.3, the distributions of the cash portion of such purchase price and the principal amount of such purchase money indebtedness hereunder shall be allocated among the Partners in the following manner: On the basis of the sum of the principal amount of the purchase money indebtedness and cash payments received on the sale (net of amounts required to pay Partnership obligations and fund reasonable reserves), there shall be calculated the percentage of the total net proceeds distributable to each class of Partners based on Section 10.5C or Section 10.3, as applicable, treating cash payments and purchase money indebtedness principal interchangeably for this purpose, and the respective classes shall receive such respective percentages of the net cash purchase price and purchase money principal. Payments on such purchase money indebtedness retained by the Partnership shall be distributed in accordance with the respective portions of principal allocated to the respective classes of Partners in accordance with the preceding sentence, and if any such purchase money indebtedness shall be sold, the sale proceeds shall be allocated in the same proportion.

E. In the event that any fee payable to any General Partner or any Affiliate shall instead be determined to be a non-deductible, non-capitalizable distribution from the Partnership to a Partner for Federal income tax purposes, then there shall be allocated to such General Partner an amount of gross income equal to such distribution.

F. All Partnership expenditures which are subject to Section 709(a) of the Code shall be allocated among the Partners in accordance with the amount of such expenditures attributable to the acquisition of their respective Interests.

G. In applying the provisions of Article X with respect to distributions and allocations, the following ordering of priorities shall apply:

(1) Capital Accounts shall be deemed to be reduced by Qualified Income Offset Items.

(2) Capital Accounts shall be reduced by distributions of Cash Flow under Section 10.5A.

(3) Capital Accounts shall be reduced by distributions from Capital Transactions under Section 10.5C.

(4) Capital Accounts shall be increased by any Minimum Gain chargeback under Section 10.2.A or 10.2.B.

(5) Capital Accounts shall be increased by any Qualified Income Offset under Section 10.2.C.

(6) Capital Accounts shall be increased by allocations of profits under Section 10.1.A.

(7) Capital Accounts shall be reduced by allocations of losses under Section 10.1.A.

(8) Capital Accounts shall be reduced by allocations of losses under Section 10.1.B.

(9) Capital Accounts shall be increased by allocations of profits under Section 10.1.B.

H. To the maximum extent permitted under the Code, allocations of profits and losses shall be modified so that the Partners' Capital Accounts reflect the amount they would have reflected if adjustments required by Section 10.2 had not occurred.

I. To the extent that interest on obligations to the General Partners or their Affiliates is determined to be deductible by the Partnership in excess of the stated amount of interest payable thereunder, the corresponding additional interest deduction shall be allocated solely to the General Partners.

Section 10.5 Distributions Prior to Dissolution

A. Subject to any Requisite Approvals, Cash Flow for each fiscal year (or fractional portion thereof) after the Admission Date shall be distributed, within 120 days after the end of each fiscal year, in the following order of priority:

First, to the payment of any Project Expense Loans then outstanding; and

Second, any balance, 90.1% to the Investor Limited Partner, 8.9% to the Class A Limited Partner and 1.0% to the General Partners.

provided, however, that if any Recapture Amount shall be then due and owing to the Investor Limited Partner, then the amounts which would otherwise have been paid or distributed to the Class A Limited Partner pursuant to Clauses First

and Second of this Section 10.5A shall be reduced by such Recapture Amount and the amount which would otherwise have been distributed to the Investor Limited Partner pursuant to Clause Second of this Section 10.5A shall be increased by such Recapture Amount. If the foregoing distribution is not effected within 90 days after the end of such fiscal year, the General Partners shall furnish to the Investment Partnership on or before such ninetieth (90th) day a written estimate of the anticipated amounts to be distributed for such fiscal year pursuant to this Section 10.5A.

B. Definition of Cash Flow

(i) For all purposes of this Agreement, for so long as the Partnership is bound by the Regulatory Agreement, the term "Cash Flow" shall mean "Excess Revenue" as that term is defined in the Regulatory Agreement. At any time when the Partnership is not bound by the Regulatory Agreement, the term "Cash Flow" shall mean the profits or losses of the Partnership from and after the Admission Date (as said profits and losses shall be determined for purposes of Section 10.1A.), but subject to any applicable requirement of the Lender or any Agency, and further subject to the following:

(a) In determining Cash Flow for any year, there shall be added (1) depreciation, amortization of prepaid items and deferred costs and other non-cash charges, (2) payments to the Partnership out of the proceeds of business or rental interruption insurance, (3) amounts accrued for such year by the Partnership and expensed or deducted for such year in calculating Partnership profits and losses, but payable only from Cash Flow for such year pursuant to this Agreement and (4) funds released from any escrow account other than for payments of capital expenditures.

(b) In determining Cash Flow for any year, there shall be subtracted (1) principal payments on Partnership indebtedness, (2) payments to reserve accounts required by the Agency or the Lender or pursuant to the Project Documents, (3) other reasonable payments to the Partnership reserve accounts determined by the General Partners, (4) payments for capital expenditures, unless withdrawn from Partnership reserve accounts, and (5) fees and other cash expenditures permitted by this Agreement to the extent actually paid by the Partnership in such year to the extent not expensed or deducted for such year in calculating Partnership profits and losses (except for any such payments of items referred to in this clause (b) made out of (x) Capital Contributions, proceeds of a Capital Transaction or other sources not included in determining such profits and losses, or (y) Cash Flow); and

(c) Gain or losses from any sale, exchange, eminent domain taking, damage or destruction by fire or other casualty (whether or not insured) or other disposition of all or any part of the Property (other than the proceeds of any business or rental interruption

insurance), Capital Contributions to the Partnership and the proceeds of any mortgage and loan or refinancing proceeds shall not be included in such profits and losses in determining Cash Flow.

(ii) Cash Flow shall be determined separately for each fiscal year and shall not be cumulative.

C. Distributions of Other Than Cash Flow

Prior to dissolution, if the General Partners shall determine that there are proceeds available for distribution from a Capital Transaction, such proceeds shall be applied and distributed as follows:

First, to discharge, to the extent required by any lender or creditor, the debts and obligations of the Partnership (other than items listed in the ensuing clauses of this Section 10.5C.);

Second, to fund reserves for contingent liabilities to the extent deemed reasonable by the General Partners (other than items listed in the ensuing clauses of this Section 10.5C.);

Third, to the repayment of any outstanding Project Expense Loans;

Fourth, to the payment to each Partner of an amount sufficient to bring to zero its Adjusted Capital Contribution; provided that if funds are insufficient to distribute the maximum amount which would be distributable under this Clause Fourth, the amount available for distribution shall be distributed ratably among the Partners in accordance with their respective Adjusted Capital Contributions;

Fifth, to the Investor Limited Partner an amount equal to 111% of the Recapture Amount determined under Section 10.5F, less amounts previously paid to the Investor Limited Partner pursuant to this Clause Fifth;

Sixth, $10,000 to the Special Limited Partner; and

Seventh, the balance of such proceeds, if any, shall be distributed 90.1% to the Investor Limited Partner, 8.9% to the Class A Limited Partner and 1.0% to the General Partners.

D. All distributions to the respective classes composed of the Special Limited Partner and the General Partners shall be shared by the members of such classes in accordance with the percentages set forth opposite their respective names in the Schedule, except as otherwise provided in this Agreement.

E. [Reserved]

F. (i) If at any time during the "compliance period" (as defined in Section 42(i)(1) of the Code), the Project ceases to be a "qualified low income housing project" (as defined in Section 42(g)(1) of the Code) or any unit in the Project ceases to be a "low income unit" (as defined in Section 42(i)(3) of the Code), and as a result thereof all or any portion of credits allowed to the Partnership and its Partners under Section 42 of the Code are subject to recapture pursuant to Section 42(j) of the Code and the Investor Limited Partner (or any of its partners) is subject to increased tax and interest payments due to any "credit recapture amount" (as defined in Section 42(j)(2) of the Code) (such an occurrence being referred to herein as a "Recapture Event"), the Investor Limited Partner shall become entitled to certain additional cash distributions under this Article X.

(ii) In the case of a Recapture Event, the Investor Limited Partner shall become entitled to additional distributions in an amount (the "Recapture Amount") that, after deduction of all federal income taxes as computed under Section 10.5F.(iv) below of the Investor Limited Partner (or its partners) in respect of the receipt or accrual of the Recapture Amount under the Code, is equal to the sum of the "credit recapture amount" (less interest on any recaptured credit payable pursuant to Section 42(j)(2)(b) of the Code) and the credits which are disallowed in the year of the Recapture Event and in each subsequent year.

(iii) Any Recapture Amount distributable to the Investor Limited Partner pursuant to the foregoing provisions shall be distributed as funds become available for such distributions, but such distributions shall not be due prior to the accrual by the Investor Limited Partner (or its partners) of the additional taxes which become due as a result of the Recapture Event (including for such purpose only the credit recapture amount and the additional taxes due as the result of the disallowance of any credits in years subsequent to the Recapture Event).

(iv) Whenever it may be necessary to determine the Recapture Amount, such determination and such computation shall be made on the assumption that receipt or accrual by each partner of the Investor Limited Partner of any payment of any Recapture Amount will currently be subject to United States federal income tax at the highest marginal rate applicable to individuals for the year(s) in question (giving effect to the application of the alternative minimum tax).

(v) All computations required to be made under the foregoing provisions of this Section 10.5F. shall be made reasonably by the Investor Limited Partner, and the results of such computations, together with a statement describing in reasonable detail the manner in which such computations were made, shall be delivered to the Managing General Partner in writing. Within 15 days following the Managing General Partner's receipt of such computation, the Managing General Partner may request that the Accountants determine whether such computations of the Investor Limited Partner are reasonable and are not erroneous. If the Accountants shall determine that such computations are unreasonable or contain errors, then the Accountants shall determine what they believe to be the appropriate computations. If the Investor Limited Partner

does not agree with the determination of the Accountants, then another accounting firm, to be selected jointly by the Investor Limited Partner and the Managing General Partner or, if they cannot agree, by the American Arbitration Association, from among the ten largest national accounting firms shall determine the correct computations. The computations of the Investor Limited Partner, the Accountants, or the other accounting firm so selected, whichever is applicable, shall be final, binding and conclusive upon the parties hereto. All fees and expenses payable under this paragraph to an accounting firm or to the American Arbitration Association shall be borne equally by the General Partners and the Investor Limited Partner.

(vi) In the event that a claim is made by the Internal Revenue Service which, if successful, would result in the determination that a Recapture Event has occurred pursuant to the terms and conditions described herein, the Investor Limited Partner hereby agrees to take such action in connection with contesting such claim as the Managing General Partner shall reasonably request in writing from time to time; provided, that: (i) within 30 days after receiving notice of such claim, the Managing General Partner shall request that such claim be contested; and (ii) the Investor Limited Partner, at its sole option, may forego any and all administrative appeals, proceedings, hearings and conferences with the Service in respect of such claim and may, at its sole option, pay (or cause its partners to pay) the tax claimed and sue for a refund in the appropriate United States District Court and/or the United States Claims Court, considering, however, in good faith such request as the Managing General Partner shall make concerning the most appropriate forum in which to proceed. All reasonable legal and accounting fees and other third party costs and expenses incurred by the Investor Limited Partner or its partners in contesting such claim at the request of the Managing General Partner as aforesaid shall be borne by the Managing General Partner.

(vii) If any such claim referred to above shall be made by the Service and the Managing General Partner shall have reasonably requested the Investor Limited Partner or its partners to contest such claim as above provided and shall have duly complied with all of the terms of the foregoing provisions, the Recapture Amount as a consequence of such claim shall become fixed upon the Final Determination of the liability of the Investor Limited Partner or its Partners for the tax claimed and after giving effect to any refund obtained, together with interest thereon; but in all other cases the Recapture Amount shall become fixed at the time the Investor Limited Partner or its partners make payment of the tax attributable to such claim. In the case of any such claim, the Investor Limited Partner agrees to notify the Managing General Partner in writing of such claim and agrees not to make payment of the tax claimed for the least 30 days after the giving of such notice and agrees to give the Managing General Partner any information that is relevant and material to the contest of such claim to the extent such information is particularly within the knowledge of the Investor Limited Partner or its partners and to cooperate in all other respects with the Managing General Partner in good faith in order to contest any such claim effectively. The Managing General Partner and its counsel shall maintain confidentiality with respect to all such information insofar as is possible, consistent with the conduct of a contest hereunder.

(viii) For purposes of this Section 10.5F., a "Final Determination" shall be deemed to occur with respect to a Recapture Event when (A) there is a determination, decision, judgment, decree or other order by the Service or any court of competent jurisdiction, which decision, judgment, decree or other order has become final, i.e., all allowable appeals requested by the Investor Limited Partner or its partners pursuant to the foregoing provisions have been exhausted by either party to the action, (B) there is a closing agreement made under Section 7121 of the Code, or (C) the time for instituting a claim for refund has expired, or if a claim was filed, the time for instituting suit with respect thereto has expired.

(ix) The Investor Limited Partner shall not enter into a settlement or compromise with the Service with respect to, or otherwise concede, any claim subject to Recapture Amount payments hereunder without the prior written consent of the Managing General Partner, which shall not be unreasonably withheld or delayed.

ARTICLE XI

Management Agent

The General Partners shall have responsibility for obtaining a Management Agent acceptable to the Lender and the Agency to manage the Project in accordance with the requirements of the Lender and the Agency. The General Partners shall cause the Partnership to enter into the Management Agreement with the Management Agent, which may be an Affiliate of a General Partner but which shall not be a General Partner. Subject to the Regulations, the Management Agent shall be entitled to receive a reasonable and competitive Management Fee (determined by reference to arm's-length property management arrangements for comparable properties in force in the general locality of the Project) not to exceed the maximum amount permitted by the Agency or the Lender. If at any time when the Management Agent is an Affiliate of the Partners, due solely to the negligence or misconduct of the Management Agent,

(i) the Project shall be subject to a substantial building code violation or violations which shall not have been cured within 90 days after notice from the applicable governmental agency or department or unless such violation(s) is (are) being validly contested by the General Partners by proceedings which operate to prevent any fines or criminal penalties from being levied against the Partnership or unless in the case of any such violation not susceptible of cure within such 90 day period, the General Partners are diligently making reasonable efforts to cure the same,

(ii) operating revenues of the Project in respect of any period of twenty-four consecutive calendar months after the Admission Date shall be insufficient to permit the Partnership to pay when due on a current basis all Project Expenses (other than significant capital improvements) in respect of such twenty-four month period,

(iii) the representation and warranty set forth in Section 6.5A.(x) could not be accurately made (except that this provision shall not apply if the reason such representation and warranty cannot accurately be made is due solely to the fact that the number of apartment units qualifying as "low income" units under Section 42 of the Code is less than the number set forth in Section 6.5A(x), provided that such shortfall is never more than three (3) apartment units and that such shortfall continues no longer than reasonably necessary to again qualify such units as "low income") or a Recapture Event shall have occurred, or

(iv) the Management Agent or its agents or employees have demonstrated incompetence or malfeasance in the management of the Project,

then the General Partners shall forthwith give to the Special Limited Partner notice of such event, and thereafter the Partnership shall, subject to any Requisite Approvals, forthwith terminate its management agreement with the Management Agent, unless the approval of the Special Limited Partner is obtained to the retention of the Management Agent as the manager of the Property. If such approval is not so obtained, the General Partners shall immediately proceed to select a qualified Person as the new Management Agent for the Property (which Person shall be unaffiliated with any General Partner if the terminated Management Agent was an Affiliate of a General Partner), which selection shall be subject to any Requisite Approvals; and, after such selection, no Management Fee shall be payable to any Person which is an Affiliate of a General Partner unless the management contract with any such Person shall provide for the right of the Partnership to terminate the same upon the occurrence of the circumstance described in this Article XIA.

ARTICLE XII

Books and Reporting, Accounting, Tax Election, Etc.

Section 12.1 Books, Records and Reporting

A. The General Partners shall keep or cause to be kept a complete and accurate set of books and supporting documentation of transactions with respect to the conduct of the Partnership's business. The books of the Partnership shall be kept on the modified accrual basis. The books and records of the Partnership (including all records required to be maintained under the Uniform Act) shall at all times be maintained at the principal office of the Partnership. Each of the Partners and their duly authorized representatives shall have the right to examine the books of the Partnership and all other records and information concerning the operation of the Property at reasonable times.

B. The books of the Partnership shall be examined in accordance with generally accepted auditing standards annually as of the end of each fiscal year of the Partnership by the Accountants. The General Partners shall determine and prepare a balance sheet as of the end of each such year and statements of income, partners' equity and changes in financial position for

such year. Said balance sheet and statements shall be accompanied by the opinion of the Accountants that said balance sheet and statements have been prepared in accordance with generally accepted accounting principles applied consistently with prior periods identifying any matters to which the Accountants take exception and stating, to the extent practicable, the effect of each such exception on such financial statements. As a note to such financial statements, the General Partners shall prepare a schedule of all loans to the Partnership, setting forth the section of this Agreement under which such debt was incurred and the purpose for which such loan was applied by the Partnership and such schedule will be reviewed by the Accountants. Such schedule shall demonstrate that loans have been made, used, carried on the books of the Partnership (and repaid, if applicable) in accordance with the provisions of this Agreement. In addition, after the first year in which the Accountants examine the financial statements of the Partnership after acquisition of the Project, the depreciation schedule for that year and all future years, along with the depreciation worksheet, shall be prepared by the General Partners, reviewed by the Accountants and furnished to the Investor Limited Partner. The General Partners shall, promptly upon receipt of such balance sheet and statements and in any event within 60 days after the end of each fiscal year, transmit to the Investor Limited Partner a copy thereof. The Accountants shall also review and sign the federal and state income tax returns of the Partnership. The General Partners shall complete the books of the Partnership in such time as will allow the Accountants to complete such tax returns within 50 days after the end of such fiscal year. The General Partners shall cause such tax returns to be filed within such time periods and shall immediately upon the filing thereof transmit to the Investor Limited Partner a copy of Form K-1. If the General Partners fail to complete such tax returns and to transmit such Form K-1 to the Investor Limited Partner within such time periods, shall fail to transmit the annual balance sheet and financial statements to the Investor Limited Partner within the time period set forth above or shall fail to deliver any of the information required by Section 12.1E below within 20 days after the end of any applicable quarter of the Partnership's fiscal year, the General Partners shall pay as damages the sum of $100 per day (plus interest at the Designated Prime Rate) to the Investor Limited Partner until such Form K-1, balance sheet and financial statements and information required pursuant to Section 12.1E are received by the Investor Limited Partner. Such damages shall be paid forthwith by the General Partners and failure to so pay shall constitute a default of the General Partners under Section 6.3C. hereof. In addition, if the General Partners fail to so pay, the General Partners and their Affiliates shall forthwith cease to be entitled to the payment of any Cash Flow to which they may otherwise be entitled under Section 10.5A. Such payments of Cash Flow shall only be restored upon the payment of such damages in full and any amount of such damages not so paid shall be deducted against payments of Cash Flow otherwise due to the General Partners or their Affiliates.

Such reports and estimates shall clearly indicate the methods under which they were prepared and shall be made at the expense of the Partnership.

C. If the General Partners fail to complete such tax returns and submit such Forms K-1 on a timely basis, the Investment Partnership may select a firm

of accountants who shall prepare such returns and Forms K-1. The General Partners shall immediately furnish all necessary documentation and other information to prepare such tax returns and such Forms K-1 to such accountants.

D. Every Limited Partner shall at all times have access to the records of the Partnership and may inspect and copy any of them. A list of the names and addresses of all of the Limited Partners shall be maintained as part of the books and records of the Partnership and shall be mailed to any Limited Partner upon request. A reasonable charge for copy work may be charged by the Partnership.

E. Within 20 days following the end of each of the first three quarters of each fiscal year, the Managing General Partner shall send to each Person who was a Limited Partner at any time during such quarter one or more reports which, taken together, provide the following information (which need not be audited): (i) a balance sheet as at the end of such quarter; (ii) a statement of income for such quarter; (iii) a statement of cash available for distribution and reserves for such quarter; (iv) a statement describing (a) any new agreement, contract or arrangement between the Partnership and a General Partner or an Affiliate of a General Partner, and (b) the amount of all fees and other compensation and distributions and reimbursed expenses paid by the Partnership for the quarter to any General Partner or Affiliate of a General Partner; and (v) a report of the significant activities of the Partnership, if any, during the fiscal quarter. In addition, if requested by the Investor Limited Partner in writing, within a reasonable time after receipt of such a request, each General Partner shall send to the Investor Limited Partner such recent financial statements (including a balance sheet and statement of income) as shall have been so requested.

Section 12.2 Bank Accounts

The bank accounts of the Partnership shall be maintained in such banking institutions as the General Partners shall determine, with any required approval of the Lender and the Agency, and withdrawals shall be made only in the regular course of Partnership business on such signature or signatures as the General Partners shall determine. All deposits (including security deposits and other funds required to be escrowed by the Lender and the Agency) and other funds not needed in the operation of the business shall be deposited, to the extent permitted by applicable requirements of the Lender and the Agency, in interest-bearing accounts or invested in short-term United States Government obligations maturing within one year.

Section 12.3 Elections

Subject to the provisions of Section 12.4, all elections required or permitted to be made by the Partnership under the Code shall be made by the General Partners in such manner as they consider to be most advantageous to the Limited Partners.

Section 12.4 Special Adjustments

In the event of a transfer of all or any part of the interest of any Partner, the Partnership shall elect, pursuant to Section 754 of the Code (or corresponding provisions of succeeding law) to adjust the basis of Partnership assets. Notwithstanding anything to the contrary contained in Article X, any adjustments made pursuant to said Section 754 shall affect only the successor in interest to the transferring Partner. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

Section 12.5 Fiscal Year

The fiscal year of the Partnership shall be the calendar year.

ARTICLE XIII

General Provisions

Section 13.1 Restrictions on Transfer

A. Notwithstanding any other provision of this Agreement, except as otherwise provided in this Section 13.1 or Section 8.1.B, no sale or exchange of any Partner's Interest may be made if the Interest sought to be sold or exchanged, when added to the total of all other Interests sold or exchanged within the period of twelve consecutive months prior to the proposed date of sale or exchange, would result in the termination of the Partnership under Section 708 of the Code. However, such a sale or exchange (if otherwise permissible under Articles VII and VIII hereof) may be made if, prior to the date of transfer, there shall have been issued (upon the application of, and at the expense of the Partner desiring to sell or exchange his Interest) any one of the following to the effect that such sale or exchange will not terminate the Partnership for Federal income tax purposes or result in the recapture of any low income housing tax credits previously claimed by or through the Partnership: (a) an opinion of Special Tax Counsel or other counsel satisfactory to the General Partners and Limited Partners, (b) a ruling of the Service published in the Internal Revenue Service Bulletin (or its successors), or (c) a private ruling by the Service.

B. No sale, transfer, exchange or other disposition of any Interest in the Partnership may be made except in compliance with the Regulations.

C. Any sale, exchange or other transfer in contravention of any of the provisions of this Section 13.1 shall be void and ineffective, and shall not bind or be recognized by the Partnership.

Section 13.2 Appointment of General Partners as Attorney-in-Fact

A. Each Partner (including a substitute or additional Partner) hereby irrevocably constitutes, and empowers to act alone, each General Partner who is an individual, each general partner of any General Partner which is a

partnership and each of the President, any Vice President, Treasurer and Clerk or Secretary or Assistant Secretary of any General Partner which is a corporation from time to time serving in such capacity as his attorney-in-fact with authority to execute, acknowledge and swear to all instruments and file all documents requisite to carrying out the intention and purpose of this Agreement, including, without limitation, any amendment of this Agreement which the General Partners are authorized to effect under Section 4.6 or which has received the requisite consent of Partners hereunder, and all business certificates and necessary certificates and amendments thereto from time to time in accordance with all applicable laws, including without limitation the Certificate and amendments thereto providing for admission to the Partnership of the Investor Limited Partner and its obligation to make Capital Contributions, if any, as provided in this Agreement, and the filing and execution of appropriate documents with the Lender and the Agency.

B. The foregoing appointment shall be deemed to be a power coupled with an interest in recognition of the fact that each of the Partners under this Agreement will be relying upon the power of each individual General Partner, each general partner of any General Partner which is a partnership and such officers of any General Partner which is a corporation to act as contemplated by this Agreement in such filing and other action on behalf of the Partnership and the Partners. The foregoing power of attorney shall survive the assignment by any Partner of the whole or any part of his Interest hereunder.

Section 13.3 Amendments to Certificate After Certain Distributions

Within 120 days after the end of any fiscal year in which the Limited Partners shall have received any distributions (other than distributions which do not constitute a return of all or a portion of the Limited Partners' Capital Contribution within the meaning of the Uniform Act) under Article X, which, taken with all distributions to the Limited Partners subsequent to the later of (i) the Admission Date, or (ii) the most recent filing of an amendment to the Certificate pursuant to this Section 13.3, shall equal or exceed $50,000, the General Partners shall cause to be filed as required under the laws of the State and elsewhere as the General Partners deem appropriate an amendment to the Certificate reducing by the amount of his allocable share of such distributions the amount of Capital Contribution of each Limited Partner as stated in the last previous amendment to the Certificate. Nothing in this Section 13.3 shall affect distributions or allocations to Partners under Article X.

Section 13.4 Notices

Except as otherwise specifically provided herein, all notices, demands or other communications hereunder shall be in writing and shall be deemed to have been given when the same are (i) deposited in the United States mail and sent by certified or registered mail, postage prepaid, or (ii) delivered, in each

case, to the parties at the addresses set forth below or at such other addresses as such parties may designate by notice to the Partnership:

(a) If to the Partnership, at the principal office of the Partnership set forth on Schedule B.

(b) If to a Partner, at his address set forth in the Schedule, with a copy to Boston Financial, 101 Arch Street, Boston, Massachusetts 02110, Attention: Investor Services Department.

Section 13.5 Word Meanings

The words such as "herein", "hereinafter", "hereof", and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Any references to "Sections" or "Articles" are to Sections or Articles of this Agreement, unless reference is expressly made to a different document. References herein to a specified percentage "in interest" of the Investor Limited Partners shall be taken to mean Investor Limited Partners whose Capital Contributions equal such percentage of the Class Contribution of Investor Limited Partners.

Section 13.6 Binding Provisions

The covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the heirs, legal representatives, successors and assignees of the respective parties hereto, except in each case as expressly provided to the contrary in this Agreement.

Section 13.7 Applicable Law

This Agreement shall be construed and enforced in accordance with the internal laws of the State.

Section 13.8 Counterparts

This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the original or the same counterpart, except that no counterpart shall be binding unless signed by the General Partners.

Section 13.9 Paragraph Titles

Paragraph titles and any table of contents herein are for descriptive purposes only, and shall not control or alter the meaning of this Agreement as set forth in the text.

Section 13.10 Separability of Provisions; Rights and Remedies; Arbitration

A. Each provision of this Agreement shall be considered separable and (i) if for any reason any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid, or (ii) if for any reason any provision or provisions herein would cause the Limited Partners to be bound by the obligations of the Partnership under the laws of the State as the same may now or hereafter exist, such provision or provisions shall be deemed void and of no effect.

B. Each of the parties hereto irrevocably waives during the term of the Partnership (including any periods during which the business of the Partnership is required to be continued under Article VII) any right (i) that such party may have to maintain any action for partition with respect to the property of the Partnership, and (ii) any right to commence an action seeking dissolution of the Partnership (unless the prior written consent of at least 51% in interest of the Limited Partners has been obtained).

C. Except as set forth in the following sentence, the rights and remedies of any of the parties hereunder shall not be mutually exclusive, and the exercise of one or more of the provisions hereof shall not preclude the exercise of any other provisions hereof. Upon the occurrence of a Recapture Event, the sole remedies of the Limited Partners hereunder shall be (i) the payment of Recapture Amounts as provided in Article X and (ii) actions to enforce compliance with any provision of this Agreement violated by the General Partners in connection with such Recapture Event. Each of the parties confirms that damages at law may be an inadequate remedy for breach or threat of breach of any provisions hereof. The respective rights and obligations hereunder shall be enforceable by specific performance, injunction, or other equitable remedy, but nothing herein contained is intended to limit or affect any rights at law or by statute or otherwise of any party aggrieved as against the other parties for a breach or threat of breach of any provision hereof, it being the intention by this paragraph to make clear that under this Agreement the respective rights and obligations of the Partners shall be enforceable in equity as well as at law or otherwise.

D. In any instance in which any matter is to be determined by Arbitration under the provisions of this Agreement, such matter shall be submitted to arbitration in the manner provided under the Commercial Arbitration Rules of the American Arbitration Association then in effect; such Arbitration shall be conducted before one arbitrator, chosen in accordance with such rules in Boston, Massachusetts, and shall be binding on all parties to the dispute; judgment on the award of such arbitrator may be rendered by any court having jurisdiction of such parties and the subject matter. The expense of such Arbitration shall be borne equally by the parties thereto, except that each party shall bear the cost of its legal counsel.

Section 13.11 Effective Date of Admission

Any Partner admitted to the Partnership during any calendar month shall be deemed to have been admitted as of the first day of such calendar month for all purposes of this Agreement including the allocation of profits, losses and credits under Article X; provided, however, that if Regulations are issued by the Service or an amendment to the Code is adopted which would require, in the opinion of the Accountants, that a Partner be deemed admitted on a date other than as of the first day of such month, then the General Partners shall select a permitted admission date which is most favorable to the Partner.

The date of this Agreement set forth in the heading hereof has been chosen solely for convenience of reference, and the effective date of this Agreement for all purposes shall be the date the Certificate evidencing this Agreement is filed in the Filing Office or, if no such filing is required, on the Admission Date.

Section 13.12 Amendment Procedure

This Agreement may be amended by the General Partners with the Consent of the Investment Partnership or in the manner provided in Section 4.7, subject to the following:

(i) The term of the Partnership shall not be extended beyond December 31, 2040 without the written approval of all Partners.

(ii) This Section 13.12 shall not be amended without the written approval of all Partners.

(iii) This Agreement shall not be modified or amended in such a manner as to increase the amount of Capital Contributions or reduce the interest of any Limited Partner in profits, losses, credits or Cash Flow of the Partnership or otherwise increase the liability of any Limited Partner without the written approval of each Limited Partner affected thereby.

(iv) Without the written approval of all Partners, no amendment hereof may reduce the percentage in interest of Partners required hereunder for the taking or omission of any action or for the consent to any action proposed to be taken or omitted.

(v) The General Partners may, without the consent of any other Partner, make non-substantive amendments to this Agreement and the Certificate.

(vi) Notwithstanding any agreement to the contrary contained in this Agreement, no amendment will be made to this Agreement which will affect the rights of the Lender or the Agency under the terms of the Regulatory Agreement, or any other agreement between the Lender, any Agency and the Partnership or the Lender and the Partnership, without the prior written approval of the Lender or such Agency.

(vii) Article X may be amended only by the General Partners with the prior written consent of the Investment Partnership.

Section 13.13 Delivery of Certificate

Promptly upon the filing of each amendment to the Certificate in the Filing Office, the General Partners shall deliver or mail a copy thereof to each Limited Partner.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

GENERAL PARTNER AND CLASS A LIMITED PARTNER:

NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS

By: [signature]

Its: EVP

ORIGINAL (AND WITHDRAWING) LIMITED PARTNER:

[signature]

Linda G. Davenport

By Power of Attorney

SPECIAL LIMITED PARTNER:

SLP 89, INC.

By: [signature]

Its: V.P.

INVESTOR LIMITED PARTNER:

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. IV, A LIMITED PARTNERSHIP

By: Arch Street IV, Inc., its Managing General Partner

By: [signature]

Its: V.P.

COMMONWEALTH OF PENNSYLVANIA)
) SS.
COUNTY OF)

BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named Linda G. Davenport by her attorney-in-fact, ______________, known to me to be the person who executed the foregoing instrument and, being duly sworn, acknowledged that he/she did sign the same as his/her free act and deed.

WITNESS my hand and official seal this ___ day of ____________, 1989.

____
Notary Public

My commission expires:___________

COMMONWEALTH OF PENNSYLVANIA)
) SS.
COUNTY OF)

BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named ____________________, ______________ of Arch Street IV, Inc. in its capacity as Managing General Partner of Boston Financial Qualified Housing Tax Credits L.P. IV, A Limited Partnership who, being duly sworn, acknowledged that he did sign the same as his free act and deed and that the same is the duly authorized free act and deed of said corporation and limited partnership.

WITNESS my hand and official seal this ___ day of ____________, 1989.

____
Notary Public

My commission expires:___________

COMMONWEALTH OF PENNSYLVANIA)
) SS.
COUNTY OF   )

BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named ___________, ________________ of National Corporation for Housing Partnerships, who, being duly sworn, acknowledged that he/she did sign the foregoing instrument and that the same is the duly authorized free act and deed of said corporation.

WITNESS my hand and official seal this ___ day of ____________, 1989.

____
Notary Public

My commission expires:___________

COMMONWEALTH OF PENNSYLVANIA)
) SS.
COUNTY OF   )

BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named __________, _______________ of SLP 89, Inc., who, being duly sworn, acknowledged that he did sign the foregoing instrument and that the same is the duly authorized free act and deed of said corporation.

WITNESS my hand and official seal this ___ day of ____________, 1989.

____
Notary Public

My commission expires:___________

PRINCE STREET TOWERS LIMITED PARTNERSHIP

As of December 21, 1989

SCHEDULE A

Name and Business Address	Capital Contributions	Percentage of Partnership Interests for Class
GENERAL PARTNER:		
National Corporation for Housing Partnerships 1225 Eye Street, N.W. Washington, D.C. 20005 Attention: General Counsel	$ 100.00	100%
SPECIAL LIMITED PARTNER:		
SLP 89, Inc. 101 Arch Street Boston, Massachusetts 02110	$ 10.00*	100%
INVESTOR LIMITED PARTNER:		
Boston Financial Qualified Housing Tax Credits L.P. IV, A Limited Partnership 101 Arch Street Boston, Massachusetts 02110	$1,996,687	100%
CLASS A LIMITED PARTNER:		
National Corporation for Housing Partnerships 1225 Eye Street, N.W. Washington, D.C. 20005 Attention: General Counsel	$ 10.00	100%

* Includes $10 cash and rights under a certain Agreement of Sale with respect to the acquisition of the Property, which rights were contributed to the Partnership by the Special Limited Partner concurrently with its admission to the Partnership.

PRINCE STREET TOWERS LIMITED PARTNERSHIP

As of December 21, 1989

SCHEDULE B

Accountants: J. A. Plumer & Co., P.A. in 1989
Ernst & Young or Deloitte & Touche after 1989

Associated Acquisition and Offering Expenditures: $ 460,774

Aggregate Dwelling Units: 201

Location of Project: Lancaster, Pennsylvania

Management Agent: Housing Development Corporation of Lancaster County

Original Principal Amount of First Mortgage Loan: $ 5,640,000

Original Principal Amount of Second Mortgage Loan: $ 3,955,863.72

Title Policy Amount: $10,797,786

Principal Office of Partnership: 335 North Prince Street
Lancaster, PA 17603

Qualifying Percentage: 95%

Zoning Classification: C-B Central Business

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP

AGREEMENT OF LIMITED PARTNERSHIP

Dated as of December 21, 1989

Deal #: 0604-0918 Binder: R (B)
Deal Name: Sencit Townhouse
File Tab: (1) 2 3 4 5 6 7 8 9 10 11 12

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP

Table of Contents

Page

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SENCIT TOWNE HOUSE LIMITED PARTNERSHIP

AGREEMENT OF LIMITED PARTNERSHIP dated as of December 21, 1989, among National Corporation for Housing Partnerships, a District of Columbia corporation, as General Partner and Class A Limited Partner; SLP 89, Inc., a Massachusetts corporation, as Special Limited Partner; Linda G. Davenport as Original (and Withdrawing) Limited Partner, and the Person or Persons designated from time to time as Investor Limited Partner in Schedule A as Investor Limited Partner.

Preliminary Statement

The Partnership was organized as a limited partnership under the Uniform Act pursuant to a Limited Partnership Certificate dated as of December 5, 1989 (the "Limited Partnership Certificate") filed with the Secretary of State of the Commonwealth of Pennsylvania (the "Filing Office") on December 12, 1989 by National Corporation for Housing Partnerships as general partner and Linda G. Davenport as limited partner (as such, the "Original Limited Partner").

The purposes of this Agreement are (i) to enable the Partnership to admit BFOH as the Investor Limited Partner and SLP 89 as the Special Limited Partner, (ii) to provide for the withdrawal of the Original Limited Partner as Limited Partner, (iii) to provide for the conversion of a portion of the interest of National Corporation for Housing Partnerships to that of a Class A Limited Partner and (iv) to set out the rights, obligations and duties of the Partners.

Now, therefore, it is agreed and certified as follows:

ARTICLE I

Defined Terms

The defined terms used in this Agreement shall have the meanings specified below:

"Accountants" means the accounting firm identified on Schedule B hereto or any other firm of certified public accountants as may be engaged by the General Partners with the Consent of the Investment Partnership.

"Act" means the National Housing Act, as amended from time to time.

"Adjusted Capital Contribution" means, as of a specified date, the aggregate Capital Contribution theretofore made by a Partner (or in the case of the Investor Limited Partner, its Allocable Investment) minus all distributions of Capital Transaction proceeds theretofore made by the Partnership to such Partner.

"Admission Date" means the date on which BFQH is admitted to the Partnership as the Investor Limited Partner pursuant to Section 13.11.

"Affiliate" or "Affiliated Person" means, when used with reference to a specified Person: (i) any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the specified Person; (ii) any person that is an officer of, partner in, or trustee of, or serves in a similar capacity with respect to the specified Person or of which the specified Person is an officer, partner, or trustee, or with respect to which the specified Person serves in a similar capacity; (iii) any Person that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of, or otherwise has a substantial beneficial interest (10% or more) in, the specified Person, or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities, or in which the specified Person has a substantial beneficial interest (10% or more); and (iv) any relative or spouse of the specified Person. Affiliate or Affiliated Person of the Partnership or a General Partner does not include a Person who is a partner in a partnership or joint venture with the Partnership (or any other Affiliated Person) if that Person is not otherwise an Affiliate or Affiliated Person of the Partnership or General Partner.

"Agency" means, as applicable, HUD, PHFA and/or any other government agency having jurisdiction over the particular matter to which reference is being made.

"Agreement" means this Agreement of Limited Partnership, as amended from time to time.

"Allocable Investment" means, as to the Investor Limited Partner, an amount equal to the sum of its paid-in Capital Contribution plus the Associated Acquisition and Offering Expenditures.

"Arbitration" has the meaning given it in Section 13.10D. and shall be conducted in the manner therein provided.

An "assignment" shall mean any assignment, transfer or sale, and the words "assign," "assignee" and "assignor" shall have correlative meanings, except in each case where the sense of this Agreement requires a different construction.

"Associated Acquisition and Offering Expenditures" means the dollar amount shown as such on Schedule B hereto, representing the sum of the acquisition, offering and related expenditures of BFQH associated with its investment in the Partnership.

"BFQH" means Boston Financial Qualified Housing Tax Credits L.P. IV, a Limited Partnership, a Massachusetts limited partnership, and its successors.

"Boston Financial" means The Boston Financial Group Incorporated, a Massachusetts corporation, and its corporate successors.

"Buildings" means the building or buildings located on the Land which, in the aggregate, contain the number of dwelling units stated on Schedule B.

"Capital Account" means, with respect to any Partner, the Capital Account maintained by the Partnership with respect to such Partner, consisting of (a) the amount of cash such Partner has contributed to the Partnership plus (b) the fair market value of any property such Partner has contributed to the Partnership net of liabilities assumed by the Partnership or to which such property is subject plus (c) the amount of profits and tax-exempt income allocated to such Partner less (d) the amount of losses allocated to such Partner less (e) the amount of all cash distributed to such Partner less (f) the fair market value of any property distributed to such Partner net of liabilities assumed by such Partner or to which such property is subject less (g) such Partner's share of any other expenditures which are not deductible by the Partnership for federal income tax purposes or which are not allowable as additions to the basis of Partnership property, and subject to such other adjustments as may be required under the Code.

"Capital Contribution" means the total amount of cash contributed or agreed to be contributed to the Partnership by each Partner as shown in the Schedule. Any reference in this Agreement to the Capital Contribution of a then Partner shall include a Capital Contribution previously made by any prior Partner in respect to the Partnership interest of such then Partner.

"Capital Transaction" means any transaction the proceeds of which are not includable in determining Cash Flow, including without limitation the sale, refinancing or other disposition of all or substantially all of the assets of the Partnership, but excluding loans to the Partnership (other than a refinancing of any Mortgage Loan) and contributions of capital to the Partnership by the Partners.

"Cash Flow" has the meaning provided in Section 10.5B.

"Certificate" means the Limited Partnership Certificate of the Partnership under the Uniform Act, as amended from time to time in accordance with the terms hereof and the Uniform Act.

"Class A Limited Partner" means National Corporation for Housing Partnerships and its successors in such capacity.

"Class Contribution" means the aggregate Capital Contributions of all members of a particular class of Partners (i.e., the General Partners, the Investor Limited Partner, the Class A Limited Partner or the Special Limited Partner).

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder at the time of reference thereto.

"Consent of the Investment Partnership" means the prior written consent or approval of the Investment Partnership. The consent of the Investment Partnership shall be effective only if granted in conformity with the applicable provisions, if any, of the Investment Partnership Agreement. For purposes of the foregoing, the General Partners shall be entitled to rely on a certificate executed and delivered by the managing general partner of the Investment Partnership confirming that such consent was granted in conformity with such provisions.

"Designated Net Worth Standard" means, as of the date of determination, such standards or criteria (relating to net worth or other characteristics) as may be (a) set forth in any regulations, memoranda, published ruling or revenue procedure of the Service for classification for Federal income tax purposes as a partnership rather than an association taxable as a corporation, or (b) sufficient to support the issuance by Special Tax Counsel of an opinion to the same effect. Notwithstanding the preceding sentence, at a minimum, the aggregate net worth of the General Partners exclusive of home, automobile and home furnishings shall be equal to the greater of (i) $50,000, or (ii) 5% of the gross amount of the aggregate Capital Contributions and fees and other compensation payable to the General Partners and their Affiliates as provided in this Partnership Agreement plus 5% of the gross amount of all securities offerings sold within the prior 12 months and sponsored by the General Partners or their Affiliates, to an aggregate maximum net worth of $1,000,000; this sentence shall not apply to a non-profit organization or an Affiliate thereof.

"Designated Prime Rate" means the annual rate of interest which is at all times equal to the lesser of (i) the Base Rate plus 2% (or, if 2% shall not be permitted under the NASAA Guidelines, plus 1%), with calculations of interest to be made on a daily basis and on the basis of a 360-day year and (ii) the maximum rate permitted by law; the term "Base Rate" in this sentence means the general base rate of interest established by The First National Bank of Boston and announced by it as the rate charged by it to its prime commercial customers on short-term unsecured borrowings, as its "base rate" from time to time in effect.

"Entity" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, cooperative or association.

"Event of Bankruptcy" means, as to a specified Person:

(i) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of his property, or ordering the winding-up or liquidation of his affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(ii) the commencement by such Person of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by him to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of such Person or for any substantial part of his property, or the making by him of any assignment for the benefit of creditors, or the failure of such Person generally to pay his debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing; or

(iii) in the case of a Person who is a General Partner, the voluntary withdrawal of such Person as a General Partner of the Partnership in violation of the terms of this Agreement.

FHA" means the Federal Housing Administration of HUD or any successor entity and any authorized representatives or agents thereof, including the Secretary of HUD, the Federal Housing Commissioner and their representatives and agents.

"Filing Office" has the meaning given it in the Preliminary Statement of this Agreement.

"Final Determination" shall have the meaning provided in Section 10.5F(viii).

"First Mortgage Loan" means the first mortgage financing from PHFA to which the Property is subject in the original principal amount set forth on Schedule B.

"General Partner" or "General Partners" means any Person or Persons designated as a General Partner in the Schedule or any Person who becomes a General Partner as provided herein, in such Person's capacity as a General Partner of the Partnership.

"Hazardous Material" shall have the collective meanings given to the terms "hazardous material", "hazardous substances" and "hazardous wastes" in the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sec. 9601 et seq., as amended, and shall also include any meanings given to such terms in any similar state or local statutes, ordinances, regulations or by-laws. In addition, the term "Hazardous Material" shall also include oil and any other substance determined by any federal or state agency charged with the administration of environmental laws or the regulation of Hazardous Materials to be hazardous. The term "Hazardous Material" shall, however, not include small quantities of cleaning supplies, paints and other materials commonly used in the operation or maintenance of buildings similar to the Project.

"HUD" means the Department of Housing and Urban Development of the United States of America and its successors.

"Immediate Family" means, with respect to any Person, his spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law, children (by adoption or otherwise), children-in-law, grandchildren and grandchildren-in-law.

"Improvements" means the Buildings and any related facilities situated on the Land.

"Insurance Consultants" means Johnson & Higgins of Mass., Inc., of Boston, Massachusetts, or its successor as selected by the Investment Partnership.

"Interest", or words of like import, shall mean all the interest of a Partner in Cash Flow and other distributions, capital, profits and losses, tax credits, and otherwise in the Partnership, including all allocations and distributions and all rights under this Agreement, and also shall include such interests and rights of such Partner in any successor partnership formed pursuant to this Agreement.

"Investment Closing" means the date upon which this Agreement is filed with the Filing Office or, if no such filing is required, the Admission Date.

"Investment General Partners" means Arch Street IV, Inc., a Massachusetts corporation, as Managing General Partner, and Arch Street IV Limited Partnership, a Massachusetts limited partnership, and their respective successors as the general partners of the Investment Partnership.

"Investment Partnership" means BFQH.

"Investment Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of BFQH as amended from time to time.

"Investor Limited Partner" means, initially, BFQH and shall include any other Persons admitted as Investor Limited Partners pursuant to Section 4.6, and their successors in such capacity.

"Land" means the parcels of land described in the Mortgage on which the Improvements are located in the city or township identified on Schedule B.

"Lender" means PHFA or any successor(s) thereto as maker or holder of the First or Second Mortgage Loans.

"Limited Partner" or "Limited Partners" mean any or all of those Persons designated as Limited Partners in the Schedule, any Person admitted as a Limited Partner pursuant to Section 4.6, or any Person who becomes a Substitute Limited Partner as provided herein, in each such Person's capacity as a Limited Partner of the Partnership. Such terms shall include the Special Limited Partner, the Original Limited Partners, the Investor Limited Partner, the Class A Limited Partner and any Persons who may succeed to the Interests of such Limited Partners.

"Management Agent" means the management firm identified on Schedule B or any successor thereto as the management agent for the Project.

"Management Agreement" means the management contract or agreement by and between the Partnership and the Management Agent which has been approved by PHFA.

"Management Fee" means the amount payable from time to time by the Partnership to the Management Agent for management services in accordance with the Management Agreement which shall be subject to any applicable approvals by the PHFA.

"Managing General Partner" means any Managing General Partner designated as provided in Section 6.3B.

"Mortgage" means any mortgage indebtedness of the Partnership evidenced by any Note and secured by any mortgage on the Property from the Partnership to any Lender; and, where the context admits, "Mortgage" shall mean and include any of the mortgages securing said indebtedness and any other documents pertaining to said indebtedness which were required by the Lender as a condition to making a Mortgage Loan. In case any Mortgage is replaced by any subsequent mortgage or mortgages, such term shall refer to any such subsequent mortgage or mortgages. The term "mortgage" means any mortgage, mortgage deed, deed of trust, deed to secure debt or any similar security instrument, and "foreclose" and words of like import include the exercise of a power of sale under a mortgage or comparable remedies.

"Mortgage Loan" means either or both of the First Mortgage Loan and the Second Mortgage Loan.

"NASAA Guidelines" means the Statement of Policy regarding Real Estate Programs adopted on October 9 and 12, 1988, effective January 1, 1989, by the North American Securities Administrators Association, Inc.

"Non-Qualifying Percentage" means the difference between 100% and the Qualifying Percentage.

"Note" means and includes any Note from the Partnership to a Lender evidencing a Mortgage Loan, and shall also mean and include any note supplemental to said original note issued to a Lender or any note issued to a Lender in substitution for any such original note.

"Original Limited Partner" means the Person specified as an Original Limited Partner in Section 4.2D.

"Partner" means any General Partner or Limited Partner.

"Partner Non-Recourse Debt" means any Partnership liability (1) that is considered non-recourse under Regulation Section 1.1001-1 or for which the creditor's right to repayment is limited to one or more assets of the

Partnership and (2) for which any Partner or Related Person bears the economic risk of loss.

"Partner Non-Recourse Debt Minimum Gain" means, with respect to any Partner, the sum of (a) the deductions attributable to Partner Non-Recourse Debt that have been allocated to such Partner and (b) the aggregate amount of distributions made to such Partner of proceeds of such debt that are allocable to an increase in minimum gain attributable to such debt (but only if such Partner or a Related Person bears the economic risk of loss for such debt) in excess of the sum of (c) such Partner's aggregate share of the net decreases in minimum gain attributable to such debt and (d) such Partner's share of the decreases in the minimum gain attributable to such debt resulting from revaluations of Partnership property subject to such debt. The net increase (or decrease) in the minimum gain that is attributable to partner Non-Recourse Debt equals the sum of (i) any increase (or decrease) in the net increase in Partnership Minimum Gain during a year that would result if such Partner Non-Recourse Debt were treated as a Partnership Non-Recourse Liability and (ii) any decrease (or increase) in the net decrease in Partnership Minimum Gain during a year that would result if such Partner Non-Recourse Debt were treated as a Partnership Non-Recourse Liability.

"Partnership" means the limited partnership governed by this Agreement as said limited partnership may from time to time be constituted.

"Partnership Counsel" means S. Laurence Shaiman & Associates, P.C., of Philadelphia, Pennsylvania, or such other counsel as the General Partners may designate from time to time as counsel for the Partnership.

"Partnership Minimum Gain" means the amount determined by computing, with respect to each Partnership Non-Recourse Liability, the amount of gain, if any, that would be realized by the Partnership if it disposed of (in a taxable transaction) the property subject to such liability in full satisfaction of such liability, and by then aggregating the amounts so computed. Such computations shall be made in a manner consistent with Treasury Regulation Section 1.704-1T(b)(4)(iv)(c) under Section 704 of the Code.

"Partnership Non-Recourse Liability" means any Partnership liability (or portion thereof) for which no Partner or Related Person bears the economic risk of loss as defined in Treasury Regulation Section 1.704-1T(b)(4)(iv)(k)(1).

"Person" means any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

"PHFA" means the Pennsylvania Housing Finance Agency or any successor agency of the State.

"Project" or "Property" means the Land and the Improvements.

"Project Documents" means and includes the Mortgages, Regulatory Agreement, Section 8 Documents, Management Agreement and all other documents relating to the Project which are required by, or have been executed in connection with, any of the foregoing documents.

"Project Expenses" means all the costs and expenses of any type incurred incidental to the ownership and operation of the Project, including, without limitation, taxes, capital improvements reasonably deemed necessary by the General Partners and not funded out of any reserves for such, mortgage and bond insurance premiums and the cost of operations, maintenance and repairs, and the funding of any reserves required to be maintained by the Lender and the Agency, but shall not include repayments of Project Expense Loans or distributions to Partners pursuant to Article X.

"Project Expense Loan" means a loan to the Partnership pursuant to Section 6.9 and which is repayable with interest at the Designated Prime Rate and as provided in Article X.

"Qualified Income Offset Item" means (1) an allocation of loss or deduction that, as of the end of each year, reasonably is expected to be made (a) pursuant to Section 704(e)(2) of the Code to a donee of an interest in the Partnership, (b) pursuant to Section 706(d) of the Code as the result of a change in any Partner's interest in the Partnership, or (c) pursuant to Regulation Section 1.751-1(b)(2)(ii) as the result of a distribution by the Partnership of unrealized receivables or inventory items and (2) a distribution that, as of the end of such year, reasonably is expected to be made to a Partner to the extent it exceeds offsetting increases to such Partner's Capital Account which reasonably are expected to occur during or prior to the Partnership taxable year in which such distribution reasonably is expected to occur.

"Qualifying Percentage" means the percentage identified as such on Schedule B.

"Recapture Amount" has the meaning specified in Section 10.5F.

"Recapture Event" has the meaning specified in Section 10.5F.

"Regulations" means the rules and regulations of any Agency which are applicable to the Project or the Partnership.

"Regulatory Agreement" means the Amended and Restated Regulatory Agreement entered or to be entered into between the Partnership and PHFA.

"Related Person" means a person related to a Partner by virtue of a relationship specified in Section 267(b) or Section 707(b) of the Code (without modification by Section 267(e)(1), by applying 80% or more for 50% or more wherever it appears, disregarding Section 267(f)(1)(A) and excluding brothers and sisters from members of one's family).

"Requisite App[illegible] pprovals of the Lender or any Agency to an actio[illegible] [illegible]rtnership.

"Retirement[illegible] [illegible] and "Retired") means, as to a General Partner, [illegible] occurred automatically upon, the occurrence of d[illegible] [illegible] incompetence, Event of Bankruptcy, di[illegible] [illegible] ary withdrawal from the Partnership for [illegible] withdrawal shall occur whenever a General Partner [illegible] a General Partner by law, death, incapacity or [illegible] his Agreement.

"Schedule [illegible] annexed hereto as Schedule A as amended from ti[illegible] at the time of reference thereto.

"Second Mo[illegible] [illegible]ted mortgage financing incurred by the [illegible] its acquisition of the Property in the origina[illegible] on Schedule B.

"Section 8 [illegible] means [illegible] Housing Assistance Payments Contract, as amended from ti[illegible] with any documentation relating thereto pursuant to whi[illegible] is entitled to receive housing assistance payments under [illegible] United States Housing Act of 1937, as amended, or any successor [illegible].

"Service" me[illegible] Inte[illegible] Revenue Service.

"SLP 89" mea[illegible], a Massachusetts corporation.

"Special Limited Pa[illegible]" means SLP 89 as Special Limited Partner and its successors in such cap[illegible]

"Special Tax C[illegible]" means Peabody & Brown, of Boston, Massachusetts, or other counsel acc[illegible] to the Investment Partnership.

"State" means the Commonwealth of Pennsylvania.

"Substitute Limited Partner" means any Person who is admitted to the Partnership as a Limited Partner under the provisions of Section 8.3.

"Title Policy" means the owner's policy of title insurance issued to the Partnership by Commonwealth Land Title Insurance Company as endorser as endorsed to increase the amount thereof to the amount set forth on Schedule B and to update such policy to a date not earlier than 10 days prior to the date of the Investment Closing.

"Uniform Act" means the Uniform Limited Partnership Act as in effect under the laws of the State, as amended from time to time.

ARTICLE II

Continuation; Name; and Purpose

Section 2.1 Continuation

The parties hereto hereby agree to continue the limited partnership known as Sencit Towne House Limited Partnership, formed pursuant to the provisions of the Uniform Act.

Section 2.2 Name and Office

The Partnership shall continue to be conducted under the name and style set forth in Section 2.1. The principal office of the Partnership shall be at the location identified on Schedule B. The General Partners may at any time change the location of such principal office and shall give due notice of any such change to the Limited Partners.

Section 2.3 Purpose

The purpose of the Partnership is to acquire, repair, improve, maintain, operate, lease, dispose of and otherwise deal with the Project in accordance with any applicable Regulations and the provisions of this Agreement. The Partnership shall not engage in any other business or activity.

Section 2.4 Authorized Acts

In furtherance of its purposes, but subject to all other provisions of this Agreement including, but not limited to, Article IIIE and Article VI, the Partnership is hereby authorized:

(i) To acquire by purchase, lease or otherwise any real or personal property which may be necessary, convenient or incidental to the accomplishment of the purposes of the Partnership.

(ii) To acquire, construct, operate, maintain, finance and improve, and to own, sell, convey, assign, mortgage or lease any real estate and any personal property necessary, convenient or incidental to the accomplishment of the purposes of the Partnership.

(iii) To borrow money and issue evidences of indebtedness in furtherance of any or all of the purposes of the Partnership and to secure the same by mortgage, pledge or other lien on the Property or any other assets of the Partnership, to the extent permitted by the Project Documents.

(iv) To prepay in whole or in part, refinance, recast, increase, modify or extend the Mortgages or any other mortgage affecting the Property and in connection therewith to execute any extensions, renewals, or modifications of the Mortgages or any such other mortgage on the Property.

(v) To employ any Person, including any General Partner or Affiliate of a General Partner, to perform services for, or to sell goods to, the Partnership (including without limitation management or real estate brokerage services) and to pay for such goods and services; provided that (except with respect to any contract specifically authorized by this Agreement) the terms of any such transaction with a General Partner or Affiliate of a General Partner shall not be less favorable to the Partnership than would be arrived at by unaffiliated parties dealing at arms' length.

(vi) To execute any and all notes, mortgages and security agreements in order to secure loans from the Lender and any and all other documents, including but not limited to the Project Documents, required by the Lender or any Agency in connection with the Mortgages and Mortgage Loans and the acquisition, rehabilitation, repair, development, improvement, maintenance and operation of the Property, or otherwise required by the Lender or any Agency in connection with the Property.

(vii) To execute contracts with any Agency.

(viii) To execute leases of some or all of the apartment units of the Project.

(ix) To modify or amend the terms of any agreement or contract which the General Partners are authorized to enter into on behalf of the Partnership; provided, however, that such terms as amended shall not (1) materially adversely affect the Partnership or the Limited Partners, or (2) be in contravention of any of the terms or conditions of this Agreement.

(x) To enter into any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to, the accomplishment of the purposes of the Partnership, so long as said activities and contracts may be lawfully carried on or performed by a partnership under the laws of the State.

(xi) To accept an assignment or contribution of an Agreement of Sale for the acquisition of the Property from PHFA, to perform the obligations of the Partnership as assignee thereunder and to execute such other agreements, assignments, assumptions and other documents as may be necessary or desirable in connection with the acquisition of the Property.

Section 2.5 Term and Dissolution

A. The Partnership shall continue in full force and effect until December 31, 2040, except that the Partnership shall be dissolved prior to such date upon the happening of any of the following events:

(i) The sale or other disposition of all or substantially all the assets of the Partnership; or

(ii) The Retirement of a General Partner unless the business of the Partnership is continued pursuant to Article VII or Section 4.7.

B. Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Article VII), the General Partners (or for purposes of this paragraph their trustee, receiver, successor or legal representative) shall cause the cancellation of the Certificate and liquidate the Partnership assets and apply and distribute the proceeds thereof in accordance with Section 10.3. Notwithstanding the foregoing, in the event such liquidating General Partners shall determine that an immediate sale of part or all of the Partnership's assets would cause undue loss to the Partners, the liquidating General Partners may, in order to avoid such loss, either (i) defer liquidation of, and withhold from distribution for a reasonable time, any assets of the Partnership except those necessary to satisfy the Partnership debts and obligations (other than Project Expense Loans), or (ii) distribute the assets to the Partners in kind.

ARTICLE III

Financing and Disposition of Property

A. The Partnership shall be authorized to borrow from the Lender (either directly or by assumption of debt) whatever amounts may be required, subject to the provisions hereof, in connection with the acquisition of the Property and to meet the expenses of operating the Project (including without limitation any items for which the Lender may provide Mortgage funds) and shall secure the same by the Mortgages. The Mortgages shall provide that no Partner or Related Person shall bear the economic risk of loss for all or any part of such Mortgage Loans.

The General Partners are specifically authorized, for and on behalf of the Partnership, to execute or assume the obligations embodied in the Project Documents and any permitted amendments thereto and, subject to the limitations set forth herein, such other documents as they deem necessary or appropriate in connection with the acquisition and financing of the Property.

B. Each General Partner shall be bound by the terms of the Project Documents. Any incoming General Partner shall as a condition of receiving any interest in the Property agree to be bound by the Project Documents to the same extent and on the same terms as the other General Partners. Upon any dissolution of the Partnership or any transfer of the Property while any Mortgage is held by the Lender, no title or right to the possession and control of the Property and no right to collect the rents therefrom shall pass to any Person who is not, or does not become, bound in a manner satisfactory to the Lender and the Agency to the Project Documents and the provisions of this Agreement. The Project Documents shall be binding upon and shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successors and assigns as long as a Mortgage is outstanding.

C. The Partnership may increase the amount of the Mortgage Loans or refinance any Mortgage, including any required transfer or conveyance of Partnership assets for security or mortgage purposes, and may sell, lease, ex-

change or otherwise transfer or convey all or substantially all the assets of the Partnership; provided, however, that the terms of any such increase, refinancing, sale, exchange or other transfer or conveyance effected after the Admission Date must receive the Consent of the Investment Partnership before such transaction shall be binding on the Partnership. Notwithstanding the foregoing, no such Consent shall be required for the leasing of apartments to tenants in the normal course of operations; provided, however, unless such Consent is obtained the Partnership shall lease the Project in such a manner as to qualify as a "qualified low-income housing project" under Section 42(g)(1) of the Code, and to lease not less than the Qualifying Percentage of the apartment units in the Project to qualified low-income tenants.

D. Except as specifically permitted in Article IX.C, the Partnership may not borrow funds from any of the Investment General Partners or from any Affiliate of an Investment General Partner.

E. Upon the sale of the Property by the Partnership, no Person may pay to any Person real estate commissions in excess of the lesser of (i) that which is reasonably, customary, and competitive with those paid in similar transactions in the same geographic area or (ii) 6% of the sales price of the Property (including the amount of the commissions paid).

ARTICLE IV

Partners; Capital

Section 4.1 General Partners

The General Partner of the Partnership is National Corporation for Housing Partnerships, a District of Columbia corporation, and its address and Capital Contribution are set forth in the Schedule. In no event shall the aggregate Capital Contributions of the General Partners hereunder exceed $100 without the Consent of the Investment Partnership.

Section 4.2 Limited Partners

A. SLP 89 shall be the Special Limited Partner and is hereby admitted to the Partnership, and its address and Capital Contribution are set forth in the Schedule.

B. BFQH is the Investor Limited Partner, and its address and Capital Contribution are set forth in the Schedule. The payment of its Capital Contribution is governed by Section 5.1.

C. National Corporation for Housing Partnerships shall be the Class A Limited Partner and is hereby admitted to the Partnership as such. The address and Capital Contribution of the Class A Limited Partner are set forth in the Schedule.

D. The Original Limited Partner is Linda G. Davenport. By her execution of this Agreement, the Original Limited Partner hereby withdraws as a Limited Partner, and the Original Limited Partner, as such, shall have no further rights or obligations with respect to the Partnership as of the Admission Date.

Section 4.3 Partnership Capital and Capital Accounts

A. The capital of the Partnership shall be the aggregate amount of the cash, if any, contributed by the Partners as set forth in the Schedule. No interest shall be paid by the Partnership on any Capital Contribution to the Partnership. The Schedule shall be amended and, if necessary or appropriate, amendments to the Certificate shall be filed from time to time to reflect the withdrawal or admission of Partners, any changes in the Interest held by a Partner arising from the transfer of an Interest to or by such Partner and any change in the amounts to be contributed or agreed to be contributed by any Partner.

B. An individual Capital Account shall be established and maintained for each Partner, including any additional or substituted Partner who shall hereafter receive an Interest. The original Capital Account established for each such substituted Partner shall be in the same amount as, and shall replace, the Capital Account of the Partner which such substituted Partner succeeds, and, for the purposes of this Agreement, such substituted Partner shall be deemed to have made the Capital Contribution, to the extent actually paid in, of the Partner which such substituted Partner succeeds. The term "substituted Partner", as used in this paragraph, shall mean a Person who shall become entitled to receive a share of the profits, losses, tax credits and distributions of the Partnership by reason of such Person succeeding to the Interest of a Partner by assignment of all or any part of a Partner's Interest. To the extent a substituted Partner receives less than 100% of the Interest of a Partner he succeeds, the original Capital Account of such substituted Partner and his Capital Contribution shall be in proportion to the Interest he receives and the Capital Account of the Partner who retains a partial Interest in the Partnership and his Capital Contribution shall continue, and not be replaced, in proportion to the Interest he retains. Any special basis adjustments under Section 743 of the Code resulting from an election by the Partnership pursuant to Section 754 of the Code shall not be taken into account for any purpose in establishing and maintaining Capital Accounts for the Partners pursuant to this Section 4.3. Nothing in this Section 4.3 shall affect the limitations on transferability of Interests set forth in Article VII, Article VIII or Section 13.1.

Section 4.4 Withdrawal of Capital

A Partner shall not have the right to withdraw from the Partnership all or any part of his Capital Contribution. No Partner shall have any right to demand and receive property of the Partnership in return for his Capital Contribution or in respect of his Interest, except as may be specifically provided in this Agreement.

Section 4.5 Liability of Limited Partners

A. No Limited Partner shall be liable for any debts, liabilities, contracts, or obligations of the Partnership. A Limited Partner shall be liable only to make payments of his Capital Contribution as and when due hereunder. After his Capital Contribution shall be fully paid, no Limited Partner shall, except as otherwise required by the Uniform Act, be required to make any further capital contributions or payments or lend any funds to the Partnership.

B. BFQH is a Massachusetts limited partnership. In no event shall any person who is at any time a general or limited partner in BFQH, or any partner or Affiliate of the Investment General Partners, have any personal liability for the payment or performance of any obligation of BFQH under the provisions of this Agreement or any document or instrument to be delivered in connection with this Agreement. All parties dealing with BFQH shall look solely to the assets of BFQH for the satisfaction of any such obligation and not to the assets of any Person who is a partner therein.

C. BFQH and SLP 89 jointly and severally represent and warrant to the General Partners that:

(i) BFQH was duly and validly organized and is validly existing under the laws of the Commonwealth of Massachusetts and SLP 89 was duly and validly organized and is validly existing under the laws of the Commonwealth of Massachusetts; each has full power and authority to enter into this Agreement;

(ii) BFQH has a net worth of at least $15,000,000 as of the date of this Agreement;

(iii) This Agreement has been duly and validly authorized, executed and delivered by BFQH and SLP 89 and this Agreement constitutes a valid, binding and enforceable agreement as to BFQH and SLP 89, except as such enforceability may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, and except further that the availability of specific performance, injunctive relief or any other equitable remedy is subject to the discretion of a court;

(iv) the execution and delivery of this Agreement, the incurring of the obligations set forth in this Agreement and the consummation of transactions contemplated in this Agreement will not constitute a breach of, or default under, any agreement by which BFQH or SLP 89 is bound or, to the best of their knowledge, information and belief, any order, rule or regulation applicable to BFQH or SLP 89 issued by any court, governmental body or administrative agency having jurisdiction over BFQH or SLP 89;

(v) BFQH and SLP 89 are acquiring their Interests in the Partnership for their own account for investment and not with a view to the distribution or resale thereof;

(vi) BFQH and SLP 89 have, to the extent they deem necessary, conducted their own independent investigation of the Partnership, the Project and all other matters of a financial or legal nature deemed by BFQH and SLP 89 to be relevant to their investment and have been provided an opportunity to obtain information concerning the Partnership, the Project, financing arrangements for the Project, risk factors and other relevant matters;

(vii) BFQH and SLP 89 understand and agree that they must bear the economic risk of the purchase of their Interests in the Partnership for an indefinite period of time, because, among other reasons, (a) the Interests have not been registered under the Securities Act of 1933 ("Act") and therefore may not be sold, assigned or otherwise disposed of unless they are subsequently registered under the Act or are transferred pursuant to an exemption from the Act (BFQH and SLP 89 expressly acknowledge that the General Partners are under no obligation to register the Interests under the Act), and (b) the Agreement further restricts transfers of the Interests;

(viii) BFQH and SLP 89 acknowledge that they have prepared their own financial or tax projections, forecasts or statements of future operating results of the Project and have neither requested nor received any such projections, forecasts or statements from the General Partners or any Affiliate of the General Partners;

(ix) BFQH and SLP 89 recognize that the purchase of their Interests in the Partnership involves a high degree of risk and represent that they have such knowledge and experience in financial and business matters in general and, in particular, with respect to this type of investment that they are capable of evaluating the merits and risks of an investment in the Interests and they have evaluated and understand such merits and risks.

D. BFQH and SLP 89 jointly and severally agree to indemnify, defend and hold the General Partners and the Partnership harmless from and against any claim brought or threatened against the General Partners or the Partnership or loss (as well as from any and all attorneys' fees and expenses incurred in connection with any such claim or loss) on account of any actual or alleged violation of federal or state securities law by BFQH or SLP 89 or their Affiliates.

Section 4.6 Additional Limited Partners

A. The General Partners in their exclusive discretion may admit additional Limited Partners, subject to the Consent of the Investment Partnership and, if required, any Requisite Approvals.

B. Any incoming Limited Partner shall, by his execution of this Agreement and as a condition to receiving any interest in the Partnership property, agree to be bound by the Project Documents to the same extent and in the same terms as the other Limited Partners.

C. Upon the admission of any additional Limited Partners, an amendment to this Agreement and, if necessary or appropriate, the Certificate reflecting such admission shall be filed with each appropriate governmental authority. Such amendment shall amend the Schedule to reflect the names, addresses and Capital Contributions of such additional Limited Partners, and shall set forth the agreement of such additional Limited Partners to be bound by all the provisions of this Agreement.

Section 4.7 Certain Restricted Rights of Investor Limited Partners

A. Subject to the provisions hereinafter set forth in this Section 4.7, and to the Regulations, in addition to the other rights provided for in this Agreement, the Investor Limited Partners by a vote of Investor Limited Partners representing 51% of the Investor Limited Partner Class Contribution (or such higher percentage or such additional consents as may be required under the applicable laws of the State), shall have the further right:

(i) to amend this Agreement, subject to the provisions of Section 13.12; provided that such amendment (a) shall not in any manner allow the Limited Partners to take any action which would constitute their taking part in the control of the Partnership's business within the meaning of the Uniform Act, and (b) shall not, without the consent of any General Partner affected, alter the rights, powers or duties of the affected General Partner or its interest in the profits and losses of the Partnership for Federal income tax purposes, tax credits or distributions or alter any of the provisions of Section 4.7B.;

(ii) to dissolve the Partnership;

(iii) for so long as the Investment Partnership is the sole Investor Limited Partner, to remove any or all of the General Partners and elect one or more new General Partners; and

(iv) to approve or disapprove the sale of all or substantially all of the assets of the Partnership.

B. The Interest of any General Partner removed pursuant to this Section 4.7 shall be valued and sold pursuant to Section 7.8.

C. Upon written request to the General Partners by Investor Limited Partners whose aggregate Capital Contributions represent at least 10% of the Investor Limited Partner Class Contribution, the General Partners shall call a meeting of the Investor Limited Partners for any matters for which the Limited Partners may vote, as set forth herein. Upon receipt of a written request either in person or by certified mail stating the purpose(s) of the meeting,

the General Partners shall provide all Limited Partners within ten days after receipt of said request, written notice (either in person or by certified mail) of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after receipt of said request, at a time and place convenient to the Limited Partners.

D. A list of the names and addresses of all Limited Partners shall be maintained as part of the books and records of the Partnership and shall be made available on request to any Limited Partner or his representative at his cost.

ARTICLE V

Capital Contributions of Investor Limited Partner

Section 5.1 Payment of Capital Contributions

The Investor Limited Partner has contributed as its Capital Contribution the sum shown opposite its name on Schedule A. The Investor Limited Partner shall have no obligation to make any additional Capital Contributions to the Partnership.

ARTICLE VI

Rights, Powers and Duties of the General Partners

Section 6.1 Restrictions on Authority

A. Notwithstanding any other provisions of this Agreement, the General Partners shall have no authority to perform any act in respect of the Partnership or the Project in violation of (i) any applicable law or regulation, or (ii) any agreement between the Partnership and any Lender.

B. The General Partners shall not have any authority to do any of the following acts without the Consent of the Investment Partnership, which Consent (except with respect to clause (viii) following) shall not be unreasonably withheld, and any Requisite Approvals:

(i) to incur indebtedness for money borrowed on the general credit of the Partnership, except as specifically permitted by Article IX, or

(ii) to construct any new capital improvements, or to replace any existing capital improvements if construction or replacement would substantially alter the use of the Property, or

(iii) to acquire any real property in addition to the Property (other than easements or similar rights necessary or convenient for the operation of the Project), or

(iv) to bear, or cause or permit any Related Person to bear, the economic risk of loss with respect to all or any portion of any Note or Mortgage or the indebtedness secured thereby, or

(v) to cause the Partnership to make any loan or advance to any Person except as provided in Section 2.4(iv) (for purposes of this clause 6.1B(v), accounts receivable in the ordinary course of business from Persons other than the General Partners or their Affiliates shall not be deemed to be advances or loans), or

(vi) to lease more than the Non-Qualifying Percentage of apartment units in the Project to other than qualified low-income tenants or otherwise operate the Project in such a manner or take any action which could cause any dwelling unit in the Project (excluding the Non-Qualifying Percentage of units which may be made available to other than qualified low-income tenants as provided above) to fail to be treated as a qualified low-income housing unit under Section 42(i)(3) of the Code or which would cause the recapture by the Partne.ship of any low-income housing credit under Section 42 of the Code, or

(vii) to amend any Project Document, or to permit any party thereunder to waive any provision thereof, to the extent that the effect of such amendment or waiver would be to eliminate, diminish or defer any obligation or undertaking of the Partnership, the General Partners or their Affiliates which accrues, directly or indirectly, to the benefit of, or provides additional security or protection to, the Investor Limited Partner (notwithstanding that the Investor Limited Partner is neither a party to nor express beneficiary of such provision or was not a Partner when such provision became effective), or

(viii) to refinance any Mortgage or to sell or convey the Property, except as provided in Article IIIC., and except that the General Partners may cause the Partnership to grant easements and similar rights affecting the Land to obtain utility services for the Project or for other purposes necessary or convenient for the operation of the Project.

C. The General Partners shall not (a) cause the Partnership to utilize Cash Flow to acquire interests in other limited partnerships or (b) cause the Partnership to invest the proceeds of any sale or refinancing of the Project unless a sufficient portion thereof is distributed to the Investment Partnership to enable each limited partner thereof, assuming that he is in a combined federal, state and local marginal income tax bracket of 30%, to pay the federal, state and local income tax liability arising from the sale or refinancing which generated such proceeds, and in any event sale or refinancing proceeds shall not be reinvested following the second anniversary of the first day of the calendar quarter in which the final closing of the admission of limited partners into the Investor Limited Partner occurs, except to the extent of any reserves retained therefrom.

Section 6.2 Personal Services

The General Partners and their Affiliates shall receive no compensation or fees without the Consent of the Investment Partnership, except for services provided in accordance with Section 2.4(v) or as otherwise provided in this Agreement. Any Partner may engage independently or with others in other business ventures of every nature and description including, without limitation, the ownership, operation, management, and development of real estate, regardless of whether such real estate directly competes with the Project, and neither the Partnership nor any Partners shall have any rights by reason of this Agreement in and to such independent ventures or the income or profits derived therefrom.

Section 6.3 Business Management and Control; Designation of Managing General Partner; Tax Matters Partner; Certain Rights of the Special Limited Partner

A. The General Partners shall have the exclusive right to manage the business of the Partnership. No Limited Partner (except one who may also be a General Partner and then only in his capacity as General Partner) shall (i) have any authority or right to act for or bind the Partnership, or (ii) except as required by law, participate in or have any control over the Partnership business. The Limited Partners hereby consent to the exercise by the General Partners of the powers conferred on them by this Agreement.

B. The powers and duties of the General Partners hereunder may be exercised in the first instance by one or more Managing General Partners who, subject to the terms and provisions of this Agreement, shall manage the business and affairs of the Partnership. Each Managing General Partner is hereby authorized to execute and deliver in the name and on behalf of the Partnership all such documents and papers (including any required by the Lender or any Agency) as such Managing General Partner deems necessary or desirable in carrying out such duties hereunder. National Corporation for Housing Partnerships is hereby designated as the initial Managing General Partner; if it shall become unable to serve in such capacity or shall cease to be a General Partner, the remaining General Partners, if any, may from time to time designate from among themselves by consent one or more substitute or additional Managing General Partners. If for any reason no designation is in effect, the powers of the Managing General Partners shall be exercised by the majority consent of the remaining General Partners. A designation of a successor as Managing General Partner or the designation of an additional Managing General Partner pursuant to Section 7.3 or 7.5 shall supersede any designation or other exercise of rights pursuant to this Section 6.3B. Any action required or permitted to be taken by a corporate General Partner hereunder may be taken by such of its proper officers or agents as it shall validly designate for such purpose. The Managing General Partner is hereby designated as the "Tax Matters Partner" of the Partnership for all purposes of the Code. The Tax Matters Partner shall notify the Service in the manner prescribed in Section 6223 of the Code and any Treasury Regulations promulgated thereunder. Furthermore, the Tax Matters Partner hereby agrees

that he will choose the United States Tax Court for litigation of all tax issues involving the Partnership, unless the Tax Matters Partner obtains the Consent of the Investment Partnership to litigate in some other forum.

C. In the event that the Partnership is in material default of any of its obligations under the Project Documents, which default, in the reasonable judgment of the Special Limited Partner, threatens an assignment or foreclosure of any Mortgage, or any General Partner is in default in any material respect under any of its obligations under this Agreement, or if a sole General Partner shall Retire, the Special Limited Partner may, at its election, give notice of such default or event in a writing which sets forth the default or event and the basis for the Special Limited Partner's belief that such default or event has occurred to the then General Partners, if any, and, (i) (in the case of a default) if such default is not cured within 10 business days (or cured within a reasonable time in the event it is impossible to cure such default within such ten-day period, provided that the General Partners are diligently and in good faith seeking to cure such default and there has been no assignment of or institution of proceedings to foreclose any Mortgage), or, so long as foreclosure proceedings shall not have commenced and be continuing, if the General Partners have not given notice to the Special Limited Partner in writing within ten (10) business days of the receipt of such notice contesting the existence of the default or event so noticed, and setting forth the basis for denial, or (ii) (in the event of such Retirement) promptly after the occurrence of such event, the Special Limited Partner or any Entity of which a majority of the stock or beneficial interest is owned, directly or indirectly, by the Special Limited Partner or Boston Financial, may, with the Consent of the Investment Partnership, elect to become an additional General Partner with all the rights and privileges of a General Partner. The Special Limited Partner shall provide the General Partners with true and correct copies of the written instruments evidencing such Consent of the Investment Partnership within ten days after the Special Limited Partner's receipt thereof. Upon such election by the Special Limited Partner or such Entity and such Consent, the Special Limited Partner or such Entity shall automatically become and shall be deemed a General Partner and each Partner hereby irrevocably appoints the Special Limited Partner (with full power of substitution) as the attorney-in-fact of such Partner for the purpose of executing, acknowledging, swearing to, recording and/or filing any amendment to this Agreement and the Certificate necessary or appropriate to confirm the foregoing. If the Special Limited Partner or such Entity shall become an additional General Partner as herein stated, its Interest shall not be increased thereby (except that the Special Limited Partner may assign its Interest to such Entity). In the event of the admission of the Special Limited Partner or such Entity as a General Partner pursuant to this Section 6.3, and if there are then any other General Partners, the Special Limited Partner or such Entity shall have managerial rights, authority and voting rights of 51% on any matters to be decided or voted upon by the General Partners or the Managing General Partner, as the case may be, and the rights and authority of the remaining General Partners or the Managing General Partner, as the case may be, shall be deemed equally divided among them. In the event that the General Partners give notice to the Special Limited Partner contesting the occurrence of the default or event so noticed and no

foreclosure proceedings shall have commenced and be continuing, the General Partners and the Special Limited Partner shall attempt in good faith to reach agreement on the existence or non-existence of such default or event. If they are unable to reach agreement within 20 days after the notice from the General Partners, they shall refer the matter to Arbitration.

Section 6.4 Duties and Obligations of the General Partners

A. The General Partners shall use reasonable efforts to carry out the purposes, business and objectives of the Partnership referred to in Section 2.3, and shall devote to Partnership business such time and effort as may be necessary to (i) supervise the activities of the Management Agent, (ii) make inspections of the Project to determine if the Project is being properly maintained and that necessary repairs are being made thereto, (iii) prepare or cause to be prepared all reports of operations which are to be furnished to the Partners or which are required by any Lender or Agency, (iv) elect to defer the commencement of the credit period for all or any portion of the low-income housing tax credit allowable to the Partners under Section 42(g) of the Code, to the extent that any such deferral may be in the best economic interest of the Investor Limited Partner, (v) cause the Project to be insured against fire and other risks covered by such insurance in the maximum amount required by any Lender and/or the Agency or, following termination of the Regulatory Agreement, good management practices, in any event in an amount equal to the full replacement value of the Improvements, (vi) obtain and keep in force during the term of the Partnership adequate business or rental interruption and workmen's compensation insurance satisfactory to the Lender and to each Agency, (vii) obtain and keep in force during the term of the Partnership public liability insurance for the benefit of the Partnership and its Partners in amounts from time to time reasonably acceptable to the Agency and the Insurance Consultants, (viii) enforce all contracts entered into for the benefit of the Partnership, and (ix) do all other things which may be reasonably necessary to manage the affairs and business of the Partnership. Further, subject to the Project Documents, in the event of any casualty and provided that the insurance proceeds shall be made available therefor, the General Partners shall repair any damage to the Project which was caused by such event, so as to restore the Project (as nearly as possible) to the condition and market value thereof immediately prior to such occurrence. All of the insurance policies required by this Section 6.4A. shall (a) be written by insurance companies rated A or better by Best's, (b) include BFQH as a named insured so long as BFQH is a Limited Partner, and (c) include a provision requiring the insurance company to notify BFQH in writing 30 days prior to the cancellation of any such policy. In addition, the General Partners shall promptly provide BFQH or its representatives with copies of such insurance policies upon request from time to time. The General Partners shall review regularly all of the Partnership and Project insurance coverage to insure that it is adequate. In particular, the General Partners shall review at least annually the insurance coverage required by Section 6.4A(v) to insure that it is in an amount at least equal to the then current full replacement value of the Improvements.

B. Subject to the terms of the Regulatory Agreement and to the requirements of Section 42 of the Code, the General Partners shall use reasonable efforts consistent with sound management practice to cause the Project to maximize income produced by the Project, including, if necessary, seeking any necessary approvals of, and implementing, appropriate adjustments in the rent schedule of the Property.

C. The General Partners shall hold for occupancy such percentage of the apartments in the Project in such a manner as to qualify the entire Project (i.e., all dwelling units) as a "qualified low income housing project" under Section 42(g) of the Code as interpreted from time to time in regulations and rulings promulgated thereunder. The General Partners shall not take any action which would cause the termination or discontinuance of the qualification of the Project as a "qualified low income housing project" under Section 42(g) of the Code or which would cause the recapture of any low income housing tax credit under the Code without the Consent of the Investment Partnership.

D. The General Partners shall prepare and submit to the Secretary of the Treasury (or any other Agency designated for such purpose), on a timely basis, any and all annual reports, information returns and other certifications and information and shall take any and all other action required (i) to insure that the Partnership (and its Partners) will continue to qualify for the low-income housing credit described in Section 42 of the Code for at least the Qualifying Percentage of dwelling units in the Project and (ii) unless the Consent of the Investment Partnership is received to act otherwise in a particular instance, to avoid recapture of such credit for failure to comply with the requirements of Section 42 of the Code.

E. The General Partners agree that, except as provided in or contemplated by the Regulatory Agreement, neither they nor any of their Related Persons will at any time bear the economic risk of loss for payment of the Mortgage Loans. The General Partners agree that they will not cause any Limited Partner at any time to bear the economic risk of loss for payment or performance under any Note or Mortgage; provided, however, that the Limited Partners shall be liable for the performance of their obligations set forth in this Agreement. Each Limited Partner agrees not to take any action which would cause him to bear the economic risk of loss for payment of any Mortgage Loan.

F. The General Partners shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in their immediate possession or control. The General Partners shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Partnership.

G. No General Partner shall contract away the fiduciary duty owed at common law to the Limited Partners.

H. Any Affiliate of a General Partner rendering services to the Partnership must comply with the requirements as to experience of such Affiliate contained in Section II.A. of the NASAA Guidelines.

I. The General Partners shall (i) not store (except in compliance with all laws, ordinances, and regulations pertaining thereto), or dispose of any Hazardous Material at the Project; (ii) neither directly nor indirectly transport or arrange for the transport of any Hazardous Material at, from or to the Project (except in compliance with all laws, ordinances, and regulations pertaining thereto); (iii) provide the Limited Partners with written notice (x) upon any General Partner's obtaining knowledge of any potential or known release, or threat of release, of any Hazardous Material at or from the Project; (y) upon any General Partner's receipt of any notice to such effect from any federal, state, or other governmental authority; and (z) upon any General Partner's obtaining knowledge of any incurrence of any expense or loss by any such governmental authority in connection with the assessment, containment, or removal of any Hazardous Material at or from the Project for which expense or loss any General Partner may be liable or for which expense or loss a lien may be imposed on the Project.

Section 6.5 Representations and Warranties; Certain Indemnities

A. The General Partners hereby represent and warrant to the Investment Partnership that the following are true as of the date hereof (except for Sections 6.5A(xi), 6.5A(xii) and 6.5A(xiii), which are continuing representations):

(i) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all recording requirements with each proper governmental authority necessary to establish the limited liability of the Limited Partners as provided herein.

(ii) No litigation or proceeding against the Partnership or any General Partner is pending before any court, administrative agency or other governmental authority which would, if adversely determined, have a material adverse effect on the Partnership, its business or operations, except for such matters as to which the likelihood of such a determination adverse to the Partnership is, in the opinion of Partnership Counsel or other counsel acceptable to the Investor Limited Partner, remote.

(iii) (a) No default by the Partnership, in any material respect has occurred or is continuing (nor has there occurred any continuing event which, with the giving of notice or the passage of time or both, would constitute such a default in any material respect) under any of the Project Documents.

(b) To the knowledge of the General Partners, after due inquiry, the Project Documents will be in full force and effect (except to the extent fully performed in accordance with their respective terms) upon acquisition of the Project by the Partnership .

(iv) No Partner or Related Person thereof bears the economic risk of loss with respect to the indebtedness evidenced by the Notes and secured by the Mortgages.

(v) To the knowledge of the General Partners, after due inquiry, the zoning classification of the Property is as stated on Schedule B, under which the present use of the Property is permitted.

(vi) To the knowledge of the General Partners, based upon the Title Policy, upon acquisition of the Property, the Partnership will own the fee simple interest in the Property, free and clear of any liens, charges or encumbrances other than the Mortgages, matters set forth in the Title Policy, encumbrances the Partnership is permitted to create under Sections 2.4 and 6.1, and mechanics' or other liens which have been bonded against in such a manner as to preclude the holder of such lien from having any recourse to the Property or the Partnership for payment of any debt secured thereby.

(vii) The execution and delivery of all instruments and the performance of all acts pertaining to the Partnership heretofore or hereafter made or taken or to be made or taken, and the execution and delivery of all instruments and the performance of all acts pertaining to the Property hereafter to be made or taken by any General Partner or Management Agent which is a corporation have been or will be duly authorized by all necessary corporate or other action, and, to the knowledge of the General Partners, after due inquiry, the consummation of any such transactions with or on behalf of the Partnership will not constitute a breach or violation of, or a default under, the charter or by-laws of any such corporation or any agreement by which any such corporation or any of its properties is bound, nor constitute a violation of any law, administrative regulation or court decree.

(viii) No General Partner is in default in any material respect in the observance or performance of any provision of this Agreement to be observed or performed by such General Partner.

(ix) No Event of Bankruptcy has occurred with respect to any General Partner.

(x) The entire Project qualifies as a "qualified low-income housing project" under Section 42(g) of the Code and not less than the Qualifying Percentage of apartment units in the Project qualify as "low income" apartment units under Section 42 of the Code.

(xi) The General Partners satisfy the Designated Net Worth Standard.

(xii) The Managing General Partner has at least two years' relevant real estate or other experience demonstrating the knowledge and experience to acquire and manage assets such as the Project, and has a financial condition commensurate with any financial obligations assumed

in the operation of the Partnership (at minimum, an aggregate financial net worth, exclusive of home, automobile and home furnishings, of the greater of either $50,000 or an amount at least equal to 5% of the gross amount of all offerings sold by such General Partner within the prior twelve months plus 5% of the gross amount of the Capital Contribution of the Investor Limited Partner, to an aggregate maximum net worth of $1,000,000), except that the foregoing requirements with respect to net worth shall not apply where the Managing General Partner is a non-profit organization or an Affiliate thereof.

(xiii) Any Affiliate of a General Partner rendering services to the Partnership shall have not less than four years' relevant experience in the kind of service being rendered or otherwise must demonstrate sufficient knowledge and experience to perform the services proposed.

B. The General Partners jointly and severally agree to indemnify promptly and hold harmless the Partnership and the Limited Partners from and against any and all losses, damages and liabilities which the Partnership and the Limited Partners may incur by reason of any liabilities to which the Partnership is subject at the Admission Date (except to the extent such liability is within the coverage of the indemnity set forth in paragraph C below); provided, however, that the foregoing indemnification shall not apply to the Mortgages, necessary contractual obligations normally incurred pursuant to the Project Documents in connection with the operation of the Property, or to acts for which the General Partners are entitled to indemnification under Section 6.6.

C. The General Partners shall indemnify, defend, and hold the Limited Partners harmless from and against any claim brought or threatened against the Limited Partners on account of the presence of any Hazardous Material at the Project (except to the extent such circumstances are the result of acts of the Investor Limited Partner or Special Limited Partner). Notwithstanding anything else set forth in this Agreement, this indemnification shall survive the withdrawal of any General Partner and/or the termination of this Agreement except to the extent that the claim brought or threatened against the Limited Partners arose from an act or event occurring after the time the General Partners were General Partners of the Partnership.

D. The General Partners agree that neither they nor any of their Related Persons will at any time bear the economic risk of loss for payment of the Mortgage Loans or the indebtedness issued under and secured by the Mortgages, and that they will not cause any Limited Partner or Related Person thereof at any time to bear the economic risk of loss for payment or performance under the Note, the Mortgage or any other of the Project Documents except to the extent specifically provided for in the Regulatory Agreement; provided, however, that the Limited Partners shall be liable for the performance of their obligations set forth in this Agreement. Each Limited Partner agrees not to take any action which would cause him or any Related Person thereof to bear the economic risk of loss for payment of the Mortgage Loans.

Section 6.6 Indemnification

Each General Partner (including any Retired General Partner) shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by him or it in connection with the Partnership, provided that the same were not the result of negligence or misconduct on the part of the General Partner or any of its "Designated Affiliates" (as such term is defined in Section 6.7B.) and were the result of a course of conduct which the General Partners, in good faith, determined was in the best interest of the Partnership. Any indemnity under this Section 6.6 shall be provided out of and to the extent of Partnership assets only, and no Limited Partner shall have any personal liability on account thereof; provided, however, that no indemnification shall be provided for any losses, liabilities or expenses arising from or out of any alleged violation of federal or state securities laws unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and the court approves indemnification of litigation costs; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court approves indemnification of litigation costs; or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made. In any claim for indemnification in connection with a settlement which was so approved, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission, the Massachusetts Securities Division, any state securities administrator whose rules require the application of the NASAA Guidelines and any other state securities administrator whose rules or published policies require such disclosure with respect to the issue of indemnification for securities law violations.

The Partnership shall not incur that cost of that portion of any insurance which insures any party against any liability as to which such party is herein prohibited from being indemnified.

Section 6.7 Liability of General Partners to Limited Partners

A. No General Partner or Designated Affiliate (as defined in Section 6.7B) shall be liable, responsible or accountable for damages or otherwise to the Partnership or to any Limited Partner for any loss suffered by the Partnership which arises out of any action or inaction of such General Partner or Designated Affiliate if that General Partner or Designated Affiliate, in good faith, determined that such course of conduct was in the best interests of the Partnership and such course of conduct did not constitute negligence or misconduct on the part of that General Partner or Designated Affiliate.

B. As used in Sections 6.6 and 6.7, a "Designated Affiliate" is any Person performing services on behalf of the Partnership who: (1) directly or indirectly controls, is controlled by, or is under common control with any General Partner, (2) owns or controls 10% or more of the outstanding voting securities of any General Partner, (3) is an officer, director, partner or

trustee of any General Partner, or (4) if any General Partner is an officer, director, partner or trustee, of any company for which the General Partner acts in any such capacity.

Section 6.8 Joint and Several Obligations

All obligations of the General Partners hereunder are joint and several obligations of the General Partners, except as herein expressly provided to the contrary.

Section 6.9 Project Expense Loans

If the Partnership shall at any time require funds for any Project Expenses (other than to make payments to Partners, payments of any outstanding Project Expense Loans or other obligations herein provided to be payable solely out of Cash Flow or distributions of proceeds from a Capital Transaction) the General Partners shall be permitted (but shall not be obligated) to lend the Partnership the funds required. Such loans shall be Project Expense Loans. Any such Project Expense Loans shall be repayable with interest at the Designated Prime Rate only as provided in Article X.

Section 6.10 Certain Payments to the General Partners and Affiliates

A. All of the Partnership's expenses shall be billed directly to, and paid by, the Partnership to the extent practicable. Subject to the terms of this Agreement, including without limitation Section 6.10B., reimbursements to a General Partner or any of its Affiliates by the Partnership shall be allowed as provided in this 6.10A. for the lower of (a) actual cost to the General Partners or any of their Affiliates of the Partnership's actual operating cash expenses or (b) the amount the Partnership would be required to pay to independent parties for comparable administrative services in the same geographical location, including the following general functions of the Partnership:

(1) Partnership operations, which shall include without limitation the following: implementation of Partnership investment policies, implementation of periodic physical inspections and informal market surveys; direction and review of work of managers, contractors and leasing agents; payment of fees and expenses to independent contractors, mortgage brokers, brokers, leasing agents, consultants, insurance brokers, and other agents; implementation and review of reserves and working capital and recommendations with respect to changes thereto; preparation, presentation, and implementation of cash distribution decisions; financial analysis; preparation of Partnership status reports; initiation and implementation of any other positive action necessary to optimize the potential benefits for the Partnership; payment of any and all liabilities, losses, judgments, expenses (including attorneys' fees and disbursements) and amounts paid in settlement of claims arising from any claims for personal injury, property damage, wrongful death and other risks arising out of the business of the Partnership; supervision and

expenses of professionals employed by the Partnership in connection with any of the above, including attorneys, accountants, and appraisers; initiation and analysis of recommendations to sell the Project on acceptable terms of sale; and payment of audit and other fees;

(ii) Partnership accounting, which shall include without limitation the following: preparation and documentation of Partnership accounting and audits; preparation and documentation of budgets, economic surveys, projections of Cash Flow, profits and losses, tax credits and working capital requirements; preparation of regulatory and tax reports; costs of any computer equipment or services used for or by the Partnership; costs of any accounting, statistical, or bookkeeping equipment necessary for the maintenance of the books and records of the Partnership;

(iii) legal services, which shall include without limitation the following: expenses of revising and amending this Agreement or converting, modifying, or terminating the Partnership or this Agreement; monitoring litigation, if any; costs incurred in connection with any litigation in which the Partnership is involved as well as any examination, investigation, or other proceeding conducted therewith, subject to the provisions of Section 6.6; and costs of qualifying or licensing the Partnership;

(iv) tax services, which shall include without limitation the following: tax planning for the Partnership; preparation and documentation of Partnership Federal, state and local tax returns; review of tax projections;

(v) computer services, which shall include without limitation the following: costs of any computer equipment or services used for or by the Partnership, including processing of accounting records relating to the Partnership;

(vi) risk management, which shall include without limitation the following: inspection services, special consultant fees, premiums, loss adjustments, and any other expenses of insurance required in connection with the business of the Partnership; and

(vii) any other related operational and administrative expenses necessary for the prudent organization and operation of the Partnership.

For purposes of this Section 6.10A, the term "reimbursements" shall not be deemed to embrace repayment of loans or direct payment for goods or services obtained in compliance with Section 2.4(v).

B. Neither the General Partners nor any of their Affiliates shall be entitled to any fees or profits from the Partnership in connection with the acquisition of the Land or Improvements from PHFA or for the administration of the Partnership's business or otherwise without the Consent of the Investment Partnership, except for (i) payments provided in Section 6.10A. above,

(ii) payments of the Management Fee referred to in Article XI, (iii) fees and distributions under Article X, and (iv) such other fees as may be permitted to be paid in compliance with Section 2.4(v).

ARTICLE VII

Withdrawal of General Partner; New General Partners

Section 7.1 Voluntary Withdrawal

A. For so long as the Investment Partnership shall be the sole Investor Limited Partner, no General Partner shall have the right to withdraw or Retire voluntarily from the Partnership or sell, assign or encumber his Interest without the Consent of the Investment Partnership and, if required, any Requisite Approvals.

B. Notwithstanding the foregoing, a General Partner may at any time propose to the Investment Partnership a Person to serve as its successor or if at such time there be more than one General Partner, to serve as a successor to one or more of the General Partners desiring to withdraw. If the Investment Partnership has consented thereto or if, pursuant to Section 7.5, such a consent is not required, and any Requisite Approvals are obtained to such withdrawal and the admission of such successor, all Partners hereby agree, subject to the provisions of Section 7.5, that this Agreement and the Certificate shall be appropriately amended to effect such withdrawal and admission.

Section 7.2 Obligation to Continue

In the event of the Retirement of any General Partner, the remaining General Partners, if any, and any successor General Partner shall have the obligation to elect to continue the business of the Partnership employing its assets and name, all as contemplated by the laws of the State. The rights provided for in Section 7.5 may be exercised concurrently with any such continuance. Within ten (10) days after the occurrence of such Retirement, the remaining General Partners, if any, shall notify the Investor Limited Partner thereof.

Section 7.3 Successor General Partner

A. Upon the occurrence of any Retirement, the remaining General Partners may designate a Person to become a successor General Partner to the Retired General Partner. Except as provided in Section 7.5 and subject to the provisions of Section 7.5, any Person so designated, subject to the Consent of the Investment Partnership and, if required by the Uniform Act or any other applicable law, the consent of any other Partner so required, shall become a successor General Partner upon his written agreement to be bound by the Mortgages and any other documents required in connection therewith and by the provisions of this Agreement.

B. If any Retirement shall occur at a time when there is no remaining General Partner and no successor General Partner is to be admitted pursuant to Section 7.3A., then the Investment Partnership shall have the right, subject to any Requisite Approvals and the provisions of Sections 6.3C. and 7.5, to designate a Person to become a successor General Partner upon his written agreement to be bound by the Mortgages and any other documents required in connection therewith and by the provisions of this Agreement.

C. If the Investment Partnership elects to reconstitute the Partnership and admit a successor General Partner pursuant to this Section 7.3, the relationship of the Partners in the reconstituted Partnership shall be governed by this Agreement.

D. If any successor General Partner is to be the Managing General Partner, then such successor General Partner shall meet the requirements of Section 6.5A(xii).

Section 7.4 Interest of Predecessor General Partner

A. Except as provided in Section 7.3A., no assignee or transferee of all or any part of the Interest as a General Partner of a General Partner shall have any automatic right to become a General Partner. Until the acquisition of the Interest of a Retiring General Partner pursuant to Section 7.8, such Interest shall be deemed to be that of an assignee and the holder thereof shall be entitled only to such rights as an assignee may have as such under the laws of the State.

B. Anything herein contained to the contrary notwithstanding, any General Partner who withdraws voluntarily in violation of Section 7.1 shall remain liable for all its obligations and liabilities hereunder incurred or accrued prior to the date of its withdrawal and for any loss or damage which the Partnership or any of its Partners may incur as a result of such withdrawal (except as provided in Section 6.7), except for any loss or damage attributable to the default, negligence or misconduct of a successor General Partner admitted in its place under this Agreement.

C. The estate (which term, for purposes of this Section 7.4C., shall include the heirs, distributees, estate, executors, administrators, guardian, committee, trustee or other personal representative) of a Retired General Partner shall be liable for all his liabilities and obligations hereunder, except as provided in this Section 7.4C. In the event of the death, insanity or incompetency of a General Partner, his estate shall remain liable for his obligations under Section 6.8, for all his other obligations and liabilities hereunder incurred or accrued prior to the date of such event, and for any damages arising out of any breach of this Agreement by him, but his estate shall not have any obligation or liability on account of the business of the Partnership or the activities of the other General Partners after his death, insanity or incompetency unless it elects to become a General Partner pursuant to Section 7.3A.

Section 7.5 <u>Event of Bankruptcy as to a General Partner; Removal of a General Partner and Transfer of Its Interest</u>

A. If an Event of Bankruptcy shall have occurred as to a General Partner, the Special Limited Partner may (i) replace such General Partner with a successor general partner (the "Successor") willing to serve as a General Partner and reallocate to the Successor (and the bankrupt General Partner hereby assigns to the Successor in such event) the interest of the bankrupt General Partner in profits and losses, Cash Flow and net cash proceeds of a Capital Transaction (provided, however, that in no event shall any fees which are earned be so reallocated), or (ii) add an additional General Partner willing to serve as such with such of the powers of the bankrupt General Partner hereunder as the Special Limited Partner may designate and make a similar reallocation to that contemplated by the foregoing clause (i), which the bankrupt General Partner hereby ratifies in such event. Upon the selection of the Successor as aforesaid and his admission as a General Partner, the bankrupt General Partner shall not have any further rights, powers, liabilities or obligations under this Agreement and/or in respect of the Project, provided, however, that the bankrupt General Partner shall continue to be responsible for any loss caused by the nonperformance of its obligations under this Agreement. If all or any part of the general partner interest of a General Partner is reallocated pursuant to this Section 7.5, such General Partner shall be entitled to receive the fair market value of the Interest (or portion thereof) so reallocated; such fair market value shall be determined and paid in accordance with Section 7.8. No exercise of rights pursuant to this Section 7.5 need be delayed pending determination of such value.

B. Each Partner (including any General Partner removed as aforesaid) hereby irrevocably nominates and appoints the Special Limited Partner and each of its officers, with full power of substitution, as the attorney-in-fact of such Partner, in his name, place and stead, to make, execute and deliver any and all amendments to this Agreement, the Certificate, business certificates and instruments of like tenor which may be necessary or appropriate to give effect to the provisions of this Section 7.5.

C. Inasmuch as the interests of the Partners under this Agreement depend on the continuing existence of a viable General Partner willing and able to perform the functions of the General Partner under this Agreement, the rights of, and payments to, the General Partner have been agreed on in consideration, among other things, of the agreement and ability of the General Partners to perform such functions, and the inclusion of this Section 7.5 in this Agreement has been a material inducement to the Investor Limited Partner to enter into this Agreement. Each Partner hereby ratifies and confirms any action authorized by the Special Limited Partner as provided by and in accordance with the provisions of this Section 7.5.

Section 7.6 <u>Designation of New General Partners</u>

The General Partners may, with the written consent of all Partners, at any time designate new General Partners, each with such Interest as a General

Partner in the Partnership as the General Partners may specify, subject to any Requisite Approvals.

Any new General Partner shall, as a condition of receiving any interest in the Partnership property, agree to be bound by the Project Documents and any other documents required in connection therewith and by the provisions of this Agreement, to the same extent and on the same terms as any other General Partner.

Section 7.7 Amendment of Certificate; Approval of Certain Events

Upon the admission of a new General Partner pursuant to the preceding provisions of this Article VII, the Schedule shall be amended to reflect such admission and an amendment to the Certificate, also reflecting such admission, shall be filed as required by the Uniform Act.

Each Partner hereby consents to and authorizes any admission or substitution of a General Partner or any other transaction, including, without limitation, the continuation of the Partnership business, which has been authorized under the provisions of this Agreement, and hereby ratifies and confirms each amendment of this Agreement necessary or appropriate to give effect to any such transaction.

Section 7.8. Valuation and Sale of Interest of Former General Partner

A. If the business of the Partnership is continued after an "Event of Withdrawal" (as defined in Section 7.8C.) of a General Partner, or if, following such event, the Partnership is reconstituted, or if a General Partner is removed pursuant to Section 4.7A and 4.7B, in each case as contemplated by this Agreement, the Partnership shall purchase such General Partner's Interest for a price equal to the fair market value thereof. Such fair market value shall be determined by two independent appraisers, one selected by the former General Partner or his representative and one by the Partnership. If such appraisers are unable to agree on the value of the former General Partner's Interest, they shall jointly appoint a third independent appraiser whose determination shall be final and binding. The appraisers may act with or without a hearing, and the cost of the appraisal will be shared equally between such former General Partner and the Partnership. Notwithstanding the foregoing, if a General Partner is removed by the Investor Limited Partner for cause, or if a General Partner has voluntarily withdrawn from the Partnership in contravention of the terms of this Agreement, the purchase price paid to such General Partner for its Interest shall be reduced by an amount determined by an arbitrator mutually agreeable to counsel to the Partnership and counsel for the General Partner to adequately compensate the Partnership for the action of such General Partner leading to its removal, or for the fact of its violation of the terms of this Agreement.

B. Promptly after the determination of the purchase price of a former General Partner's Interest pursuant to Section 7.8A., the Partnership shall deliver to such former General Partner a promissory note of the Partnership

for such purchase price, payable in five equal consecutive annual installments commencing on the first anniversary of the date of such note. Such promissory note shall bear simple interest at the rate per annum which is at all times equal to the "base rate" announced from time to time by The First National Bank of Boston, payable on the last day of each calendar quarter which such note is outstanding; provided, however, that if such note is delivered following an Event of Withdrawal of a General Partner which is voluntary on its part or a removal for cause, then (i) such note shall neither be secured nor bear interest, and (ii) the principal payable to the withdrawing General Partner shall be limited in amount and date of payment to distributions which such withdrawing General Partner would have received under this Agreement had he not withdrawn. Within 120 days after the determination of the purchase price of the former General Partner's Interest, the Partnership may, with the consent of all remaining General Partners and the Consent of the Investor Limited Partner, sell such Interest to one or more Persons, who may be Affiliates of the remaining General Partner or General Partners, and admit such Person or Persons to the Partnership as substitute General Partners; provided, however, that the purchase price to be paid to the Partnership for the Interest of the former General Partner shall not be less than its purchase price as determined by the appraisal and, if applicable, arbitration described above. Such substitute General Partner or Partners may pay said purchase price in installments in the manner set forth above in this Section 7.8B.

C. For the purposes of this Section 7.8, the term "Event of Withdrawal" shall mean the occurrence of any of the following events as to a General Partner: (i) its withdrawal from the Partnership pursuant to the Uniform Act; (ii) the assignment of all of its Partnership Interest (within the meaning of the Uniform Act); (iii) its removal in accordance with this Agreement; (iv) its (a) making of an assignment for the benefit of creditors, (b) filing of a voluntary petition in bankruptcy, (c) adjudication as a bankrupt or insolvent, or the entrance against it of an order for relief in any bankruptcy or insolvency proceeding, (d) filing of a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (e) filing of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, or (f) seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator of itself or of all or any substantial part of its properties; (v) the lapse of 120 days after the commencement of any proceeding against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if during such period the proceeding has not been dismissed, or the lapse of 90 days after the appointment, without its consent or acquiescence, of a trustee, receiver or liquidator of itself or of all or any substantial part of its properties, if during such period the appointment is not vacated or stayed, or if within 90 days after the expiration of any such stay, the appointment is not vacated; (vi) in the case of a General Partner who is a natural person, (a) his death, or (b) the entry by a court of competent jurisdiction adjudicating him incompetent to manage his person or property; (vii) in the case of a General Partner who is acting as a general partner by virtue of being a trustee of a trust, the termination of the trust (but not

merely the substitution of a new trustee); (viii) in the case of a General Partner that is a separate partnership, the dissolution and commencement of winding up of the separate partnership; (ix) in the case of a General Partner that is a corporation, the filing of a certificate of dissolution, or its equivalent, for the corporation, or the revocation of its charter and the expiration of 90 days after the date of notice to the corporation of revocation without a reinstatement of its charter; or (x) in the case of a General Partner that is an estate, the distribution by the fiduciary of the estate's entire interest in the Partnership. Notwithstanding the foregoing, an Event of Withdrawal shall not be deemed to have occurred as to a General Partner under the preceding clause "(v)" until 120 days shall have elapsed after notification of such event has been given to the Investor Limited Partner of the event which, with or without lapse of time, would constitute an event contemplated by such clause.

ARTICLE VIII

Transfer of Limited Partner Interests

Section 8.1 Right to Assign

A. Except as restricted in this Article VIII or by operation of law, each Limited Partner shall have the right to assign his Interest in the Partnership, or in the capital, assets or property of the Partnership, or enter into any agreement as a result of which any Person shall become interested with him in the Partnership, without the written consent of the General Partners. Notwithstanding the foregoing, in no event shall any assignee of a Limited Partner have any right to become a Substitute Limited Partner without compliance with all applicable provisions of this Article VIII.

B. Notwithstanding the provisions of Section 8.1A. but subject to any Requisite Approvals and to compliance with applicable securities laws, the Investment Partnership shall have the right, at any time between the tenth and eighteenth anniversaries of the Admission Date, to transfer its Limited Partner Interest without the consent or approval of the General Partners or any other Partner. The General Partners shall cooperate with the Investment Partnership to facilitate such transaction by promptly furnishing complete and accurate financial and other relevant data regarding the Partnership, the Project, the General Partners and their Affiliates and any other matters reasonably necessary, in the judgment of the Investment Partnership, to effect such transaction. Each transferee of a Limited Partner Interest transferred in accordance with this Section 8.1B. shall be automatically admitted to the Partnership as a Substitute Limited Partner without necessity of General Partner approval as otherwise required under Section 8.3; provided, however, that the provisions of the final sentence of each paragraph of Section 8.3 shall apply to the admission of any such transferee to the Partnership.

C. Notwithstanding the provisions of Sections 8.1A. or 13.1, the Investment Partnership shall have the right at any time to substitute another Person as the Special Limited Partner without the consent or approval of the

General Partners, the Special Limited Partner or any other Partner. The General Partners shall cooperate with the Investment Partnership to facilitate such transaction by promptly furnishing complete and accurate financial and other relevant data regarding the Partnership, the Project, the General Partners and their Affiliates and any other matters reasonably necessary, in the judgment of the Investment Partnership, to effect such transaction. Each transferee of a Special Limited Partner Interest transferred in accordance with this Section 8.1C. shall be automatically admitted to the Partnership as a Substitute Limited Partner without necessity of General Partner approval as otherwise required under Section 8.3; provided, however, that the provisions of the final sentence of each paragraph of Section 8.3 shall apply to the admission of any such transferee to the Partnership.

Section 8.2 Restrictions

A. No sale or exchange of the Interest of any Person as a Limited Partner shall be made if such sale or exchange would violate Section 13.1, except a sale pursuant to Section 8.1B.

B. In no event shall all or any part of a Limited Partner's Interest be assigned or transferred to a minor or to an incompetent (other than to a member of a Limited Partner's Immediate Family by reason of death).

C. The General Partners may require as a condition of any assignment of any Interest, that the assignor assume all costs incurred by the Partnership in connection therewith.

D. Any assignment in contravention of any of the provisions of Section 8.1 or this Section 8.2 shall be void and ineffectual and shall not bind, or be recognized by, the Partnership.

Section 8.3 Substitute Limited Partners

Except as provided in Sections 8.1B. and 8.1C., no Limited Partner shall have the right to substitute an assignee as a Limited Partner in his place. The General Partners, however, may in their exclusive discretion permit any such assignee of a Limited Partner to become a Substitute Limited Partner and any such permission by the General Partners shall be binding and conclusive without the consent or approval of any other Person, except, if required, any Requisite Approvals. Any Substitute Limited Partner shall, as a condition of receiving any interest in the Partnership assets, agree to be bound (to the same extent as his assignor was bound) by the Project Documents and by the provisions of this Agreement.

Upon the admission of a Substitute Limited Partner, the Schedule shall be amended to reflect the name and address of such Substitute Limited Partner and to eliminate the name and address of his assignor and, if necessary, an amendment to the Certificate reflecting such admission shall be filed in accordance with the Uniform Act at least once each calendar quarter during which a Substitute Limited Partner is admitted, in order to effect the substitution thereof. Each Substitute Limited Partner shall execute such instrument or

instruments as shall be required by the General Partners to signify its agreement to be bound by all the provisions of this Agreement.

Section 8.4 Assignees

In the event of the decease or incapacity of any Limited Partner, his legal representatives shall have such rights as are afforded them by the Uniform Act. The death of a Limited Partner shall not dissolve the Partnership.

An assignee of a Limited Partner who does not become a Substitute Limited Partner in accordance with Section 8.3 shall, if such assignment is in compliance with the terms of this Agreement, have the right to receive the same share of profits, losses and distributions of the Partnership to which the assigning Limited Partner would have been entitled if no such assignment had been made by such Limited Partner.

Any Limited Partner who shall assign all his Interest shall cease to be a Limited Partner of the Partnership, and shall no longer have any rights or privileges or obligations of a Limited Partner except that, unless and until the assignee of such Limited Partner is admitted to the Partnership as a Substitute Limited Partner in accordance with Section 8.3, said assigning Limited Partner shall retain the statutory rights and be subject to the statutory obligations of an assignor limited partner under the Uniform Act as well as the obligation to make the Capital Contributions attributable to the Interest in question, if any portion thereof remains unpaid.

In the event of any assignment of a Limited Partner's Interest as a Limited Partner, there shall be filed with the Partnership a duly executed and acknowledged counterpart of the instrument making such assignment; such instrument must evidence the written acceptance of the assignee to all the terms and provisions of this Agreement; and if such an instrument is not so filed, the Partnership need not recognize any such assignment for any purpose.

In the case of any assignment of a Limited Partner's Interest as a Limited Partner, where the assignee does not become a Substitute Limited Partner, the Partnership shall recognize the assignment not later than the last day of the calendar month following receipt of notice of assignment and required documentation.

An assignee of a Limited Partner's Interest as a Limited Partner who does not become a Substitute Limited Partner as provided in Section 8.3 and who desires to make a further assignment of his Interest shall be subject to the provisions of this Article VIII to the same extent and in the same manner as any Limited Partner desiring to make an assignment of his Interest.

ARTICLE IX

Loans

A. All Partnership borrowings shall be subject to the restrictions of Section 6.1, this Article, the Project Documents and the Regulations. The General Partners may incur indebtedness for money borrowed on the general credit of the Partnership provided that all the proceeds of such indebtedness are used for expenditures necessary for the maintenance and repair of the Property and provided further that the aggregate of all such indebtedness outstanding at any one time shall not exceed $200,000. The General Partners may incur additional indebtedness on the general credit of the Partnership only with the Consent of the Investment Partnership, which Consent shall not be unreasonably withheld. To the extent borrowings are permitted, they may be made from any source, including Partners and Affiliates; provided, however, that borrowings may not be made from the Investment General Partners or Affiliates thereof. The Partnership may issue instruments evidencing Project Expense Loans pursuant to Section 6.9.

B. If any Partner shall lend any monies to the Partnership, such loan shall not be secured by property of the Partnership without the Consent of the Investment Partnership and the amount of any such loan shall not be an increase of his Capital Contribution. Subject to Section 6.9, any loans to the Partnership by a General Partner or an Affiliate of a General Partner may be made on such terms and conditions as may be agreed on by the Partnership, consistent with good business practices.

C. Notwithstanding the preceding provisions, the Partnership shall not borrow any funds from a general partner of a Limited Partner or an Affiliate of a general partner of a Limited Partner (the "Limited Partner Entities"), except that the Partnership may accept loans from a Limited Partner Entity or allow a Limited Partner Entity to post letters of credit for the Partnership, provided that the total amount of all such loans does not exceed 50% of the Limited Partners' Capital Contribution committed to the Partnership; provided, however, that such borrowings may only be made on a short-term basis (not to exceed one year) and the Partnership may not pay in connection therewith interest or other financing charges or fees in excess of the amounts which would be charges by unrelated lending institutions on comparable loans for the same purpose in the same locality.

ARTICLE X

Profits, Losses and Distributions

Section 10.1 Profits, Losses and Tax Credits

A. Except as otherwise specifically provided in this Article, for each fiscal year or portion thereof, profits, tax-exempt income, losses and non-deductible, non-capitalizable expenditures incurred and/or accrued by the Partnership, shall be allocated 1% to the General Partners and 99% to the Investor Limited Partners.

B. Except as otherwise specifically provided in this Article, all profits and losses arising from a Capital Transaction shall be allocated to the Partners as follows:

As to profits:

First, an amount of profit equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative balance Capital Accounts shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances; and

Second, an amount of profits shall be allocated to each of the Partners until the positive balance in the Capital Account of each Partner equals the amount of cash which would be distributed to such Partner if such profits were cash available to be distributed in accordance with the provisions of Clauses Fourth, Fifth, Sixth and Seventh of Section 10.5C.

As to losses:

First, an amount of losses equal to the aggregate positive balances (if any) in the Capital Accounts of all Partners having positive balance Capital Accounts shall be allocated to such Partners in proportion to their positive Capital Account balances until all such Capital Accounts shall have zero balances; provided, however, that if the amount of losses so to be allocated is less than the sum of the positive balances in the Capital Accounts of those Partners having positive balances in their Capital Accounts, then such losses shall be allocated to the Partners in such proportions and in such amounts so that the Capital Account balances of each Partner shall equal, as nearly as possible, the amount such Partner would receive if an amount equal to the excess of (a) the sum of all Partners' balances in their Capital Accounts computed prior to the allocation of losses under this clause First over (b) the aggregate amount of losses to be allocated to the Partners pursuant to this clause First were distributed to the Partners in accordance with the provisions of Clauses Fourth, Fifth, Sixth and Seventh of Section 10.5C; and

Second, the balance, if any, of such losses shall be allocated 1% to the General Partners and 99% to the Investor Limited Partners.

C. If (i) the Partnership incurs recourse obligations or Partner Non-Recourse Debt or (ii) the Partnership incurs losses from extraordinary events which are not recovered from insurance or otherwise (collectively "Recourse Obligations") in respect of any Partnership taxable year, then the calculation and allocation of profits and losses shall be adjusted as follows: first, an amount of deductions attributable to the Recourse Obligations shall be allocated to the Partner or Partners that bear the economic risk of loss (within the meaning of Treasury Regulation Section 1.704-1T(b)(4)(iv)(k)(1)) with respect to such obligations in the ratio in which they bear the economic risk of loss (or to the General Partners in the case of extraordinary events); and second, the balance of such deductions shall be allocated as provided in Section 10.1A. For purposes of this Section 10.1C., extraordinary events

includes casualty losses, losses resulting from liability to third parties for tortious injury, losses resulting from a breach of a legal duty by the Partnership or by the General Partners, and deductions resulting from other liabilities which are not incurred in the ordinary course of business. Nothing in this Section 10.1C. shall prevent the Partnership from recovering an extraordinary loss from a General Partner who is liable therefor by law or under this Agreement.

D. Notwithstanding the foregoing provisions of Sections 10.1.A. and 10.1.B., in no event shall any losses be allocated to a Limited Partner if and to the extent that such allocation would cause, as of the end of the Partnership taxable year, the negative balance in such Limited Partner's Capital Account to exceed such Limited Partner's share of Partnership Minimum Gain plus such Limited Partner's share of Partner Non-Recourse Debt Minimum Gain. Any losses which are not allocated to the Limited Partners by virtue of the application of this Section 10.1.D. shall be allocated as required under Treasury Regulation Section 1.704-1(b). For purposes of this Section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

E. The terms "profits" and "losses" used in this Agreement shall mean income and losses, and each item of income, gain, loss, deduction or credit entering into the computation thereof, as determined in accordance with the accounting methods followed by the Partnership and computed in a manner consistent with Treasury Regulation Section 1.704-1(b)(2)(iv).

F. Tax credits under Section 42 of the Code shall be allocated among the Partners in the same manner as the deductions attributable to the expenditures creating the tax credit are allocated among the Partners in accordance with Treasury Regulation Section 1.704-1(b)(4)(ii).

Section 10.2 Minimum Gain Chargebacks and Qualified Income Offset

A. If there is a net decrease in Partnership Minimum Gain during a Partnership taxable year, each Partner will be allocated items of income and gain for such year (and, if necessary, subsequent years) in the proportion to, and to the extent of, an amount equal to the greater of (i) the portion of such Partner's share of the net decrease in Partnership Minimum Gain during the year that is allocable to the disposition of Partnership property subject to one or more Partnership Non-recourse Liabilities or (ii) the deficit balance in such Partner's Capital Account at the end of such year. For purposes of the foregoing clause (ii), a Partner's Capital Account shall be determined (a) prior to taking into account any other allocations for the year, (b) by excluding from such deficit Capital Account balance the amount of such Partner's obligation, if any, to restore a deficit balance in his Capital Account, (c) by treating each Partner's share of Partnership Minimum Gain as an obligation to restore a deficit balance in each Partner's Capital Account and (d) by treating a Partner's share of the minimum gain attributable to Partner Non-Recourse Debt with respect to which such Partner or a Related Person bears

the economic risk of loss for such debt as an obligation to restore a deficit balance in his Capital Account. Such allocations shall be made in a manner consistent with the requirements of Treasury Regulation Section 1.704-1T(b)(4)(iv)(e) under Section 704 of the Code. For purposes of this Section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

B. If there is a net decrease in Partner Non-Recourse Debt Minimum Gain during a Partnership taxable year, then each Partner with a share of the minimum gain attributable to such debt at the beginning of such year will be allocated items of income and gain for such year (and, if necessary, subsequent years) in proportion to, and to the extent of, an amount equal to the greater of (i) the portion of such Partner's share of the net decrease in Partner Non-Recourse Debt Minimum Gain that is allocable to the disposition of Partnership property subject to such debt or (ii) the deficit balance in such Partner's Capital Account at the end of such year. For purposes of the foregoing clause (ii), a Partner's Capital Account shall be determined (i) prior to taking into account any other allocations for the year, (ii) by excluding from such deficit Capital Account balance the amount of such Partner's obligation, if any, to restore a deficit balance in his Capital Account, (iii) by treating each Partner's share of Partnership Minimum Gain as an obligation to restore a deficit balance in each Partner's Capital Account and (iv) by treating a Partner's share of the minimum gain attributable to Partner Non-Recourse Debt with respect to which such Partner or a Related Person bears the economic risk of loss as an obligation to restore a deficit balance in such Partner's Capital Account. Such allocations shall be made in a manner consistent with the requirements of Treasury Regulation Section 1.704-1T(b)(4) (iv)(h) under Section 704 of the Code. For purposes of this section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

C. If a Limited Partner unexpectedly receives (1) an allocation of loss or deduction or expenditures described in Section 705(a)(2)(B) of the Code made (a) pursuant to Section 704(e)(2) of the Code to a donee of an interest in the Partnership, (b) pursuant to Section 706(d) of the Code as the result of a change in any Partner's interest in the Partnership, or (c) pursuant to Regulation Section 1.751-1(b)(2)(ii) as a result of a distribution by the Partnership of unrealized receivables or inventory items or (2) a distribution, and such allocation and/or distribution would cause the negative balance in such Partner's Capital Account to exceed (i) such Partner's share of Partnership Minimum Gain plus (ii) the amount of such Partner's obligation, if any, to restore a deficit balance in his Capital Account, then such Partner shall be allocated items of income and gain in an amount and manner sufficient to eliminate such negative balance as quickly as possible. For purposes of this Section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

Section 10.3 Distributions Upon Dissolution

A. Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the

positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1.B. and 10.3.B. In the event that a General Partner has a negative balance in his Capital Account following the liquidation of the Partnership or his interest in the Partnership after taking into account all Capital Account adjustments for the Partnership taxable year in which the liquidation occurs, such General Partner shall pay to the Partnership in cash an amount equal to the negative balance in his Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within 90 days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.

B. With respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be profits and losses realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such profits and losses shall be allocated to the Partners in accordance with Section 10.1.B., and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section 10.3.B., "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing (but subject to Section 7701(g) of the Code), and the Partnership's adjusted basis for such assets as determined under Section 1.704-1(b). This Section 10.3.B. is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section 10.3.B. or elsewhere herein is intended to treat or cause such distributions to be treated as sales for value. The fair market value of such assets shall be determined by an appraiser to be selected by the General Partners with the Consent of the Investor Limited Partner.

Section 10.4 Special Provisions

A. Except as otherwise provided in this Agreement, all profits, losses and credits shared by the respective classes composed of the Special Limited Partners and the General Partners shall be allocated among the members of such class in accordance with the percentages set forth opposite their respective names in the Schedule. The Investor Limited Partner and Special Limited Partner each shall be deemed to have been admitted to the Partnership as of the first day of the month during which its actual admission occurs for purposes of allocating profits and losses.

B. Notwithstanding the foregoing provisions in this Article X: Income, gain, loss and deduction with respect to property which has a variation between its basis computed in accordance with Treasury Regulation Section 1.704-1(b) and its basis computed for federal income tax purposes shall be shared among the Partners so as to take account of such variation in a

manner consistent with the principles of Section 704(c) of the Code and Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

C. If any profit arises from the sale or other disposition of any Partnership asset which shall be treated as ordinary income under the depreciation recapture provisions of the Code, then the full amount of such ordinary income shall be allocated among the Partners in the proportions that the Partnership deductions from the depreciation giving rise to such recapture were actually allocated. In the event that subsequently enacted provisions of the Code result in other recapture income, no allocation of such recapture income shall be made to any Partner who has not received the benefit of those items giving rise to such other recapture income.

D. If the Partnership shall receive any purchase money indebtedness in partial payment of the purchase price of the Project and such indebtedness is distributed to the Partners pursuant to the provisions of Section 10.5C or Section 10.3, the distributions of the cash portion of such purchase price and the principal amount of such purchase money indebtedness hereunder shall be allocated among the Partners in the following manner: On the basis of the sum of the principal amount of the purchase money indebtedness and cash payments received on the sale (net of amounts required to pay Partnership obligations and fund reasonable reserves), there shall be calculated the percentage of the total net proceeds distributable to each class of Partners based on Section 10.5C or Section 10.3, as applicable, treating cash payments and purchase money indebtedness principal interchangeably for this purpose, and the respective classes shall receive such respective percentages of the net cash purchase price and purchase money principal. Payments on such purchase money indebtedness retained by the Partnership shall be distributed in accordance with the respective portions of principal allocated to the respective classes of Partners in accordance with the preceding sentence, and if any such purchase money indebtedness shall be sold, the sale proceeds shall be allocated in the same proportion.

E. In the event that any fee payable to any General Partner or any Affiliate shall instead be determined to be a non-deductible, non-capitalizable distribution from the Partnership to a Partner for Federal income tax purposes, then there shall be allocated to such General Partner an amount of gross income equal to such distribution.

F. All Partnership expenditures which are subject to Section 709(a) of the Code shall be allocated among the Partners in accordance with the amount of such expenditures attributable to the acquisition of their respective Interests.

G. In applying the provisions of Article X with respect to distributions and allocations, the following ordering of priorities shall apply:

(1) Capital Accounts shall be deemed to be reduced by Qualified Income Offset Items.

(2) Capital Accounts shall be reduced by distributions of Cash Flow under Section 10.5A.

(3) Capital Accounts shall be reduced by distributions from Capital Transactions under Section 10.5C.

(4) Capital Accounts shall be increased by any Minimum Gain chargeback under Section 10.2.A or 10.2.B.

(5) Capital Accounts shall be increased by any Qualified Income Offset under Section 10.2.C.

(6) Capital Accounts shall be increased by allocations of profits under Section 10.1.A.

(7) Capital Accounts shall be reduced by allocations of losses under Section 10.1.A.

(8) Capital Accounts shall be reduced by allocations of losses under Section 10.1.B.

(9) Capital Accounts shall be increased by allocations of profits under Section 10.1.B.

H. To the maximum extent permitted under the Code, allocations of profits and losses shall be modified so that the Partners' Capital Accounts reflect the amount they would have reflected if adjustments required by Section 10.2 had not occurred.

I. To the extent that interest on obligations to the General Partners or their Affiliates is determined to be deductible by the Partnership in excess of the stated amount of interest payable thereunder, the corresponding additional interest deduction shall be allocated solely to the General Partners.

Section 10.5 <u>Distributions Prior to Dissolution</u>

A. Subject to any Requisite Approvals, Cash Flow for each fiscal year (or fractional portion thereof) after the Admission Date shall be distributed, within 120 days after the end of each fiscal year, in the following order of priority:

<u>First</u>, to the payment of any Project Expense Loans then outstanding; and

<u>Second</u>, any balance, 90.1% to the Investor Limited Partner, 8.9% to the Class A Limited Partner and 1.0% to the General Partners.

provided, however, that if any Recapture Amount shall be then due and owing to the Investor Limited Partner, then the amounts which would otherwise have been paid or distributed to the Class A Limited Partner pursuant to Clauses First

and Second of this Section 10.5A shall be reduced by such Recapture Amount and the amount which would otherwise have been distributed to the Investor Limited Partner pursuant to Clause Second of this Section 10.5A shall be increased by such Recapture Amount. If the foregoing distribution is not effected within 90 days after the end of such fiscal year, the General Partners shall furnish to the Investment Partnership on or before such ninetieth (90th) day a written estimate of the anticipated amounts to be distributed for such fiscal year pursuant to this Section 10.5A.

B. Definition of Cash Flow

(i) For all purposes of this Agreement, for so long as the Partnership is bound by the Regulatory Agreement, the term "Cash Flow" shall mean "Excess Revenue" as that term is defined in the Regulatory Agreement. At any time when the Partnership is not bound by the Regulatory Agreement, the term "Cash Flow" shall mean the profits or losses of the Partnership from and after the Admission Date (as said profits and losses shall be determined for purposes of Section 10.1A.), but subject to any applicable requirement of the Lender or any Agency, and further subject to the following:

(a) In determining Cash Flow for any year, there shall be added (1) depreciation, amortization of prepaid items and deferred costs and other non-cash charges, (2) payments to the Partnership out of the proceeds of business or rental interruption insurance, (3) amounts accrued for such year by the Partnership and expensed or deducted for such year in calculating Partnership profits and losses, but payable only from Cash Flow for such year pursuant to this Agreement and (4) funds released from any escrow account other than for payments of capital expenditures.

(b) In determining Cash Flow for any year, there shall be subtracted (1) principal payments on Partnership indebtedness, (2) payments to reserve accounts required by the Agency or the Lender or pursuant to the Project Documents, (3) other reasonable payments to the Partnership reserve accounts determined by the General Partners, (4) payments for capital expenditures, unless withdrawn from Partnership reserve accounts, and (5) fees and other cash expenditures permitted by this Agreement to the extent actually paid by the Partnership in such year to the extent not expensed or deducted for such year in calculating Partnership profits and losses (except for any such payments of items referred to in this clause (b) made out of (x) Capital Contributions, proceeds of a Capital Transaction or other sources not included in determining such profits and losses, or (y) Cash Flow); and

(c) Gain or losses from any sale, exchange, eminent domain taking, damage or destruction by fire or other casualty (whether or not insured) or other disposition of all or any part of the Property (other than the proceeds of any business or rental interruption

insurance), Capital Contributions to the Partnership and the proceeds of any mortgage and loan or refinancing proceeds shall not be included in such profits and losses in determining Cash Flow.

(ii) Cash Flow shall be determined separately for each fiscal year and shall not be cumulative.

C. Distributions of Other Than Cash Flow

Prior to dissolution, if the General Partners shall determine that there are proceeds available for distribution from a Capital Transaction, such proceeds shall be applied and distributed as follows:

First, to discharge, to the extent required by any lender or creditor, the debts and obligations of the Partnership (other than items listed in the ensuing clauses of this Section 10.5C.);

Second, to fund reserves for contingent liabilities to the extent deemed reasonable by the General Partners (other than items listed in the ensuing clauses of this Section 10.5C.);

Third, to the repayment of any outstanding Project Expense Loans;

Fourth, to the payment to each Partner of an amount sufficient to bring to zero its Adjusted Capital Contribution; provided that if funds are insufficient to distribute the maximum amount which would be distributable under this Clause Fourth, the amount available for distribution shall be distributed ratably among the Partners in accordance with their respective Adjusted Capital Contributions;

Fifth, to the Investor Limited Partner an amount equal to 111% of the Recapture Amount determined under Section 10.5F, less amounts previously paid to the Investor Limited Partner pursuant to this Clause Fifth;

Sixth, $10,000 to the Special Limited Partner; and

Seventh, the balance of such proceeds, if any, shall be distributed 90.1% to the Investor Limited Partner, 8.9% to the Class A Limited Partner and 1.0% to the General Partners.

D. All distributions to the respective classes composed of the Special Limited Partner and the General Partners shall be shared by the members of such classes in accordance with the percentages set forth opposite their respective names in the Schedule, except as otherwise provided in this Agreement.

E. [Reserved]

F. (i) If at any time during the "compliance period" (as defined in Section 42(i)(1) of the Code), the Project ceases to be a "qualified low income housing project" (as defined in Section 42(g)(1) of the Code) or any unit in the Project ceases to be a "low income unit" (as defined in Section 42(i)(3) of the Code), and as a result thereof all or any portion of credits allowed to the Partnership and its Partners under Section 42 of the Code are subject to recapture pursuant to Section 42(j) of the Code and the Investor Limited Partner (or any of its partners) is subject to increased tax and interest payments due to any "credit recapture amount" (as defined in Section 42(j)(2) of the Code) (such an occurrence being referred to herein as a "Recapture Event"), the Investor Limited Partner shall become entitled to certain additional cash distributions under this Article X.

(ii) In the case of a Recapture Event, the Investor Limited Partner shall become entitled to additional distributions in an amount (the "Recapture Amount") that, after deduction of all federal income taxes as computed under Section 10.5F.(iv) below of the Investor Limited Partner (or its partners) in respect of the receipt or accrual of the Recapture Amount under the Code, is equal to the sum of the "credit recapture amount" (less interest on any recaptured credit payable pursuant to Section 42(j)(2)(b) of the Code) and the credits which are disallowed in the year of the Recapture Event and in each subsequent year.

(iii) Any Recapture Amount distributable to the Investor Limited Partner pursuant to the foregoing provisions shall be distributed as funds become available for such distributions, but such distributions shall not be due prior to the accrual by the Investor Limited Partner (or its partners) of the additional taxes which become due as a result of the Recapture Event (including for such purpose only the credit recapture amount and the additional taxes due as the result of the disallowance of any credits in years subsequent to the Recapture Event).

(iv) Whenever it may be necessary to determine the Recapture Amount, such determination and such computation shall be made on the assumption that receipt or accrual by each partner of the Investor Limited Partner of any payment of any Recapture Amount will currently be subject to United States federal income tax at the highest marginal rate applicable to individuals for the year(s) in question (giving effect to the application of the alternative minimum tax).

(v) All computations required to be made under the foregoing provisions of this Section 10.5F. shall be made reasonably by the Investor Limited Partner, and the results of such computations, together with a statement describing in reasonable detail the manner in which such computations were made, shall be delivered to the Managing General Partner in writing. Within 15 days following the Managing General Partner's receipt of such computation, the Managing General Partner may request that the Accountants determine whether such computations of the Investor Limited Partner are reasonable and are not erroneous. If the Accountants shall determine that such computations are unreasonable or contain errors, then the Accountants shall determine what they believe to be the appropriate computations. If the Investor Limited Partner

does not agree with the determination of the Accountants, then another accounting firm, to be selected jointly by the Investor Limited Partner and the Managing General Partner or, if they cannot agree, by the American Arbitration Association, from among the ten largest national accounting firms shall determine the correct computations. The computations of the Investor Limited Partner, the Accountants, or the other accounting firm so selected, whichever is applicable, shall be final, binding and conclusive upon the parties hereto. All fees and expenses payable under this paragraph to an accounting firm or to the American Arbitration Association shall be borne equally by the General Partners and the Investor Limited Partner.

(vi) In the event that a claim is made by the Internal Revenue Service which, if successful, would result in the determination that a Recapture Event has occurred pursuant to the terms and conditions described herein, the Investor Limited Partner hereby agrees to take such action in connection with contesting such claim as the Managing General Partner shall reasonably request in writing from time to time; provided, that: (i) within 30 days after receiving notice of such claim, the Managing General Partner shall request that such claim be contested; and (ii) the Investor Limited Partner, at its sole option, may forego any and all administrative appeals, proceedings, hearings and conferences with the Service in respect of such claim and may, at its sole option, pay (or cause its partners to pay) the tax claimed and sue for a refund in the appropriate United States District Court and/or the United States Claims Court, considering, however, in good faith such request as the Managing General Partner shall make concerning the most appropriate forum in which to proceed. All reasonable legal and accounting fees and other third party costs and expenses incurred by the Investor Limited Partner or its partners in contesting such claim at the request of the Managing General Partner as aforesaid shall be borne by the Managing General Partner.

(vii) If any such claim referred to above shall be made by the Service and the Managing General Partner shall have reasonably requested the Investor Limited Partner or its partners to contest such claim as above provided and shall have duly complied with all of the terms of the foregoing provisions, the Recapture Amount as a consequence of such claim shall become fixed upon the Final Determination of the liability of the Investor Limited Partner or its Partners for the tax claimed and after giving effect to any refund obtained, together with interest thereon; but in all other cases the Recapture Amount shall become fixed at the time the Investor Limited Partner or its partners make payment of the tax attributable to such claim. In the case of any such claim, the Investor Limited Partner agrees to notify the Managing General Partner in writing of such claim and agrees not to make payment of the tax claimed for the least 30 days after the giving of such notice and agrees to give the Managing General Partner any information that is relevant and material to the contest of such claim to the extent such information is particularly within the knowledge of the Investor Limited Partner or its partners and to cooperate in all other respects with the Managing General Partner in good faith in order to contest any such claim effectively. The Managing General Partner and its counsel shall maintain confidentiality with respect to all such information insofar as is possible, consistent with the conduct of a contest hereunder.

(viii) For purposes of this Section 10.5F., a "Final Determination" shall be deemed to occur with respect to a Recapture Event when (A) there is a determination, decision, judgment, decree or other order by the Service or any court of competent jurisdiction, which decision, judgment, decree or other order has become final, i.e., all allowable appeals requested by the Investor Limited Partner or its partners pursuant to the foregoing provisions have been exhausted by either party to the action, (B) there is a closing agreement made under Section 7121 of the Code, or (C) the time for instituting a claim for refund has expired, or if a claim was filed, the time for instituting suit with respect thereto has expired.

(ix) The Investor Limited Partner shall not enter into a settlement or compromise with the Service with respect to, or otherwise concede, any claim subject to Recapture Amount payments hereunder without the prior written consent of the Managing General Partner, which shall not be unreasonably withheld or delayed.

ARTICLE XI

Management Agent

The General Partners shall have responsibility for obtaining a Management Agent acceptable to the Lender and the Agency to manage the Project in accordance with the requirements of the Lender and the Agency. The General Partners shall cause the Partnership to enter into the Management Agreement with the Management Agent, which may be an Affiliate of a General Partner but which shall not be a General Partner. Subject to the Regulations, the Management Agent shall be entitled to receive a reasonable and competitive Management Fee (determined by reference to arm's-length property management arrangements for comparable properties in force in the general locality of the Project) not to exceed the maximum amount permitted by the Agency or the Lender. If at any time, due solely to the negligence or misconduct of the Management Agent,

(i) the Project shall be subject to a substantial building code violation or violations which shall not have been cured within 90 days after notice from the applicable governmental agency or department or unless such violation(s) is (are) being validly contested by the General Partners by proceedings which operate to prevent any fines or criminal penalties from being levied against the Partnership or unless in the case of any such violation not susceptible of cure within such 90 day period, the General Partners are diligently making reasonable efforts to cure the same,

(ii) operating revenues of the Project in respect of any period of twenty-four consecutive calendar months after the Admission Date shall be insufficient to permit the Partnership to pay when due on a current basis all Project Expenses (other than significant capital improvements) in respect of such twenty-four month period,

(iii) the representation and warranty set forth in Section 6.5A.(x) could not be accurately made (except that this provision shall not apply if the reason such representation and warranty cannot accurately be made is due solely to the fact that the number of apartment units qualifying as "low income" units under Section 42 of the Code is less than the number set forth in Section 6.5A(x), provided that such shortfall is never more than three (3) apartment units and that such shortfall continues no longer than reasonably necessary to again qualify such units as "low income") or a Recapture Event shall have occurred, or

(iv) the Management Agent or its agents or employees have demonstrated incompetence or malfeasance in the management of the Project,

then the General Partners shall forthwith give to the Special Limited Partner notice of such event, and thereafter the Partnership shall, subject to any Requisite Approvals, forthwith terminate its management agreement with the Management Agent, unless the approval of the Special Limited Partner is obtained to the retention of the Management Agent as the manager of the Property. If such approval is not so obtained, the General Partners shall immediately proceed to select a qualified Person as the new Management Agent for the Property (which Person shall be unaffiliated with any General Partner if the terminated Management Agent was an Affiliate of a General Partner), which selection shall be subject to any Requisite Approvals; and, after such selection, no Management Fee shall be payable to any Person which is an Affiliate of a General Partner unless the management contract with any such Person shall provide for the right of the Partnership to terminate the same upon the occurrence of the circumstance described in this Article XIA.

ARTICLE XII

Books and Reporting, Accounting, Tax Election, Etc.

Section 12.1 Books, Records and Reporting

A. The General Partners shall keep or cause to be kept a complete and accurate set of books and supporting documentation of transactions with respect to the conduct of the Partnership's business. The books of the Partnership shall be kept on the modified accrual basis. The books and records of the Partnership (including all records required to be maintained under the Uniform Act) shall at all times be maintained at the principal office of the Partnership. Each of the Partners and their duly authorized representatives shall have the right to examine the books of the Partnership and all other records and information concerning the operation of the Property at reasonable times.

B. The books of the Partnership shall be examined in accordance with generally accepted auditing standards annually as of the end of each fiscal year of the Partnership by the Accountants. The General Partners shall determine and prepare a balance sheet as of the end of each such year and statements of income, partners' equity and changes in financial position for

such year. Said balance sheet and statements shall be accompanied by the opinion of the Accountants that said balance sheet and statements have been prepared in accordance with generally accepted accounting principles applied consistently with prior periods identifying any matters to which the Accountants take exception and stating, to the extent practicable, the effect of each such exception on such financial statements. As a note to such financial statements, the General Partners shall prepare a schedule of all loans to the Partnership, setting forth the section of this Agreement under which such debt was incurred and the purpose for which such loan was applied by the Partnership and such schedule will be reviewed by the Accountants. Such schedule shall demonstrate that loans have been made, used, carried on the books of the Partnership (and repaid, if applicable) in accordance with the provisions of this Agreement. In addition, after the first year in which the Accountants examine the financial statements of the Partnership after acquisition of the Project, the depreciation schedule for that year and all future years, along with the depreciation worksheet, shall be prepared by the General Partners, reviewed by the Accountants and furnished to the Investor Limited Partner. The General Partners shall, promptly upon receipt of such balance sheet and statements and in any event within 60 days after the end of each fiscal year, transmit to the Investor Limited Partner a copy thereof. The Accountants shall also review and sign the federal and state income tax returns of the Partnership. The General Partners shall complete the books of the Partnership in such time as will allow the Accountants to complete such tax returns within 50 days after the end of such fiscal year. The General Partners shall cause such tax returns to be filed within such time periods and shall immediately upon the filing thereof transmit to the Investor Limited Partner a copy of Form K-1. If the General Partners fail to complete such tax returns and to transmit such Form K-1 to the Investor Limited Partner within such time periods, shall fail to transmit the annual balance sheet and financial statements to the Investor Limited Partner within the time period set forth above or shall fail to deliver any of the information required by Section 12.1E below within 20 days after the end of any applicable quarter of the Partnership's fiscal year, the General Partners shall pay as damages the sum of $100 per day (plus interest at the Designated Prime Rate) to the Investor Limited Partner until such Form K-1, balance sheet and financial statements and information required pursuant to Section 12.1E are received by the Investor Limited Partner. Such damages shall be paid forthwith by the General Partners and failure to so pay shall constitute a default of the General Partners under Section 6.3C. hereof. In addition, if the General Partners fail to so pay, the General Partners and their Affiliates shall forthwith cease to be entitled to the payment of any Cash Flow to which they may otherwise be entitled under Section 10.5A. Such payments of Cash Flow shall only be restored upon the payment of such damages in full and any amount of such damages not so paid shall be deducted against payments of Cash Flow otherwise due to the General Partners or their Affiliates.

Such reports and estimates shall clearly indicate the methods under which they were prepared and shall be made at the expense of the Partnership.

C. If the General Partners fail to complete such tax returns and submit such Forms K-1 on a timely basis, the Investment Partnership may select a firm

of accountants who shall prepare such returns and Forms K-1. The General Partners shall immediately furnish all necessary documentation and other information to prepare such tax returns and such Forms K-1 to such accountants.

D. Every Limited Partner shall at all times have access to the records of the Partnership and may inspect and copy any of them. A list of the names and addresses of all of the Limited Partners shall be maintained as part of the books and records of the Partnership and shall be mailed to any Limited Partner upon request. A reasonable charge for copy work may be charged by the Partnership.

E. Within 20 days following the end of each of the first three quarters of each fiscal year, the Managing General Partner shall send to each Person who was a Limited Partner at any time during such quarter one or more reports which, taken together, provide the following information (which need not be audited): (i) a balance sheet as at the end of such quarter; (ii) a statement of income for such quarter; (iii) a statement of cash available for distribution and reserves for such quarter; (iv) a statement describing (a) any new agreement, contract or arrangement between the Partnership and a General Partner or an Affiliate of a General Partner, and (b) the amount of all fees and other compensation and distributions and reimbursed expenses paid by the Partnership for the quarter to any General Partner or Affiliate of a General Partner; and (v) a report of the significant activities of the Partnership, if any, during the fiscal quarter. In addition, if requested by the Investor Limited Partner in writing, within a reasonable time after receipt of such a request, each General Partner shall send to the Investor Limited Partner such recent financial statements (including a balance sheet and statement of income) as shall have been so requested.

Section 12.2 Bank Accounts

The bank accounts of the Partnership shall be maintained in such banking institutions as the General Partners shall determine, with any required approval of the Lender and the Agency, and withdrawals shall be made only in the regular course of Partnership business on such signature or signatures as the General Partners shall determine. All deposits (including security deposits and other funds required to be escrowed by the Lender and the Agency) and other funds not needed in the operation of the business shall be deposited, to the extent permitted by applicable requirements of the Lender and the Agency, in interest-bearing accounts or invested in short-term United States Government obligations maturing within one year.

Section 12.3 Elections

Subject to the provisions of Section 12.4, all elections required or permitted to be made by the Partnership under the Code shall be made by the General Partners in such manner as they consider to be most advantageous to the Limited Partners.

Section 12.4 Special Adjustments

In the event of a transfer of all or any part of the interest of any Partner, the Partnership shall elect, pursuant to Section 754 of the Code (or corresponding provisions of succeeding law) to adjust the basis of Partnership assets. Notwithstanding anything to the contrary contained in Article X, any adjustments made pursuant to said Section 754 shall affect only the successor in interest to the transferring Partner. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

Section 12.5 Fiscal Year

The fiscal year of the Partnership shall be the calendar year.

ARTICLE XIII

General Provisions

Section 13.1 Restrictions on Transfer

A. Notwithstanding any other provision of this Agreement, except as otherwise provided in this Section 13.1 or Section 8.1.B, no sale or exchange of any Partner's Interest may be made if the Interest sought to be sold or exchanged, when added to the total of all other Interests sold or exchanged within the period of twelve consecutive months prior to the proposed date of sale or exchange, would result in the termination of the Partnership under Section 708 of the Code. However, such a sale or exchange (if otherwise permissible under Articles VII and VIII hereof) may be made if, prior to the date of transfer, there shall have been issued (upon the application of, and at the expense of the Partner desiring to sell or exchange his Interest) any one of the following to the effect that such sale or exchange will not terminate the Partnership for Federal income tax purposes or result in the recapture of any low income housing tax credits previously claimed by or through the Partnership: (a) an opinion of Special Tax Counsel or other counsel satisfactory to the General Partners and Limited Partners, (b) a ruling of the Service published in the Internal Revenue Service Bulletin (or its successors), or (c) a private ruling by the Service.

B. No sale, transfer, exchange or other disposition of any Interest in the Partnership may be made except in compliance with the Regulations.

C. Any sale, exchange or other transfer in contravention of any of the provisions of this Section 13.1 shall be void and ineffective, and shall not bind or be recognized by the Partnership.

Section 13.2 Appointment of General Partners as Attorney-in-Fact

A. Each Partner (including a substitute or additional Partner) hereby irrevocably constitutes, and empowers to act alone, each General Partner who is an individual, each general partner of any General Partner which is a

partnership and each of the President, any Vice President, Treasurer and Clerk or Secretary or Assistant Secretary of any General Partner which is a corporation from time to time serving in such capacity as his attorney-in-fact with authority to execute, acknowledge and swear to all instruments and file all documents requisite to carrying out the intention and purpose of this Agreement, including, without limitation, any amendment of this Agreement which the General Partners are authorized to effect under Section 4.6 or which has received the requisite consent of Partners hereunder, and all business certificates and necessary certificates and amendments thereto from time to time in accordance with all applicable laws, including without limitation the Certificate and amendments thereto providing for admission to the Partnership of the Investor Limited Partner and its obligation to make Capital Contributions, if any, as provided in this Agreement, and the filing and execution of appropriate documents with the Lender and the Agency.

B. The foregoing appointment shall be deemed to be a power coupled with an interest in recognition of the fact that each of the Partners under this Agreement will be relying upon the power of each individual General Partner, each general partner of any General Partner which is a partnership and such officers of any General Partner which is a corporation to act as contemplated by this Agreement in such filing and other action on behalf of the Partnership and the Partners. The foregoing power of attorney shall survive the assignment by any Partner of the whole or any part of his Interest hereunder.

Section 13.3 Amendments to Certificate After Certain Distributions

Within 120 days after the end of any fiscal year in which the Limited Partners shall have received any distributions (other than distributions which do not constitute a return of all or a portion of the Limited Partners' Capital Contribution within the meaning of the Uniform Act) under Article X, which, taken with all distributions to the Limited Partners subsequent to the later of (i) the Admission Date, or (ii) the most recent filing of an amendment to the Certificate pursuant to this Section 13.3, shall equal or exceed $50,000, the General Partners shall cause to be filed as required under the laws of the State and elsewhere as the General Partners deem appropriate an amendment to the Certificate reducing by the amount of his allocable share of such distributions the amount of Capital Contribution of each Limited Partner as stated in the last previous amendment to the Certificate. Nothing in this Section 13.3 shall affect distributions or allocations to Partners under Article X.

Section 13.4 Notices

Except as otherwise specifically provided herein, all notices, demands or other communications hereunder shall be in writing and shall be deemed to have been given when the same are (i) deposited in the United States mail and sent by certified or registered mail, postage prepaid, or (ii) delivered, in each

case, to the parties at the addresses set forth below or at such other addresses as such parties may designate by notice to the Partnership:

(a) If to the Partnership, at the principal office of the Partnership set forth on Schedule B.

(b) If to a Partner, at his address set forth in the Schedule, with a copy to Boston Financial, 101 Arch Street, Boston, Massachusetts 02110, Attention: Investor Services Department.

Section 13.5 Word Meanings

The words such as "herein", "hereinafter", "hereof", and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Any references to "Sections" or "Articles" are to Sections or Articles of this Agreement, unless reference is expressly made to a different document. References herein to a specified percentage "in interest" of the Investor Limited Partners shall be taken to mean Investor Limited Partners whose Capital Contributions equal such percentage of the Class Contribution of Investor Limited Partners.

Section 13.6 Binding Provisions

The covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the heirs, legal representatives, successors and assignees of the respective parties hereto, except in each case as expressly provided to the contrary in this Agreement.

Section 13.7 Applicable Law

This Agreement shall be construed and enforced in accordance with the internal laws of the State.

Section 13.8 Counterparts

This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the original or the same counterpart, except that no counterpart shall be binding unless signed by the General Partners.

Section 13.9 Paragraph Titles

Paragraph titles and any table of contents herein are for descriptive purposes only, and shall not control or alter the meaning of this Agreement as set forth in the text.

Section 13.10 Separability of Provisions; Rights and Remedies; Arbitration

A. Each provision of this Agreement shall be considered separable and (i) if for any reason any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid, or (ii) if for any reason any provision or provisions herein would cause the Limited Partners to be bound by the obligations of the Partnership under the laws of the State as the same may now or hereafter exist, such provision or provisions shall be deemed void and of no effect.

B. Each of the parties hereto irrevocably waives during the term of the Partnership (including any periods during which the business of the Partnership is required to be continued under Article VII) any right (i) that such party may have to maintain any action for partition with respect to the property of the Partnership, and (ii) any right to commence an action seeking dissolution of the Partnership (unless the prior written consent of at least 51% in interest of the Limited Partners has been obtained).

C. Except as set forth in the following sentence, the rights and remedies of any of the parties hereunder shall not be mutually exclusive, and the exercise of one or more of the provisions hereof shall not preclude the exercise of any other provisions hereof. Upon the occurrence of a Recapture Event, the sole remedies of the Limited Partners hereunder shall be (i) the payment of Recapture Amounts as provided in Article X and (ii) actions to enforce compliance with any provision of this Agreement violated by the General Partners in connection with such Recapture Event. Each of the parties confirms that damages at law may be an inadequate remedy for breach or threat of breach of any provisions hereof. The respective rights and obligations hereunder shall be enforceable by specific performance, injunction, or other equitable remedy, but nothing herein contained is intended to limit or affect any rights at law or by statute or otherwise of any party aggrieved as against the other parties for a breach or threat of breach of any provision hereof, it being the intention by this paragraph to make clear that under this Agreement the respective rights and obligations of the Partners shall be enforceable in equity as well as at law or otherwise.

D. In any instance in which any matter is to be determined by Arbitration under the provisions of this Agreement, such matter shall be submitted to arbitration in the manner provided under the Commercial Arbitration Rules of the American Arbitration Association then in effect; such Arbitration shall be conducted before one arbitrator, chosen in accordance with such rules in Boston, Massachusetts, and shall be binding on all parties to the dispute; judgment on the award of such arbitrator may be rendered by any court having jurisdiction of such parties and the subject matter. The expense of such Arbitration shall be borne equally by the parties thereto, except that each party shall bear the cost of its legal counsel.

Section 13.11 Effective Date of Admission

Any Partner admitted to the Partnership during any calendar month shall be deemed to have been admitted as of the first day of such calendar month for all purposes of this Agreement including the allocation of profits, losses and credits under Article X; provided, however, that if Regulations are issued by the Service or an amendment to the Code is adopted which would require, in the opinion of the Accountants, that a Partner be deemed admitted on a date other than as of the first day of such month, then the General Partners shall select a permitted admission date which is most favorable to the Partner.

The date of this Agreement set forth in the heading hereof has been chosen solely for convenience of reference, and the effective date of this Agreement for all purposes shall be the date the Certificate evidencing this Agreement is filed in the Filing Office or, if no such filing is required, on the Admission Date.

Section 13.12 Amendment Procedure

This Agreement may be amended by the General Partners with the Consent of the Investment Partnership or in the manner provided in Section 4.7, subject to the following:

(i) The term of the Partnership shall not be extended beyond December 31, 2040 without the written approval of all Partners.

(ii) This Section 13.12 shall not be amended without the written approval of all Partners.

(iii) This Agreement shall not be modified or amended in such a manner as to increase the amount of Capital Contributions or reduce the interest of any Limited Partner in profits, losses, credits or Cash Flow of the Partnership or otherwise increase the liability of any Limited Partner without the written approval of each Limited Partner affected thereby.

(iv) Without the written approval of all Partners, no amendment hereof may reduce the percentage in interest of Partners required hereunder for the taking or omission of any action or for the consent to any action proposed to be taken or omitted.

(v) The General Partners may, without the consent of any other Partner, make non-substantive amendments to this Agreement and the Certificate.

(vi) Notwithstanding any agreement to the contrary contained in this Agreement, no amendment will be made to this Agreement which will affect the rights of the Lender or the Agency under the terms of the Regulatory Agreement, or any other agreement between the Lender, any Agency and the Partnership or the Lender and the Partnership, without the prior written approval of the Lender or such Agency.

(vii) Article X may be amended only by the General Partners with the prior written consent of the Investment Partnership.

Section 13.13 Delivery of Certificate

Promptly upon the filing of each amendment to the Certificate in the Filing Office, the General Partners shall deliver or mail a copy thereof to each Limited Partner.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

GENERAL PARTNER AND CLASS A LIMITED PARTNER:

NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS

By: ______________________

Its: EVP

ORIGINAL (AND WITHDRAWING) LIMITED PARTNER:

Kevin Bean Dorman

Linda G. Davenport

By Power of Attorney

SPECIAL LIMITED PARTNER:

SLP 89, INC.

By: ______________________

Its: V.P.

INVESTOR LIMITED PARTNER:

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. IV, A LIMITED PARTNERSHIP

By: Arch Street IV, Inc., its Managing General Partner

By: ______________________

Its: V.P.

COMMONWEALTH OF PENNSYLVANIA)
) SS.
COUNTY OF)

BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named Linda G. Davenport by her attorney-in-fact, ______________, known to me to be the person who executed the foregoing instrument and, being duly sworn, acknowledged that he/she did sign the same as his/her free act and deed.

WITNESS my hand and official seal this ___ day of _____________, 1989.

____
Notary Public

My commission expires:____________

COMMONWEALTH OF PENNSYLVANIA)
) SS.
COUNTY OF)

BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named _____________________, ______________ of Arch Street IV, Inc. in its capacity as Managing General Partner of Boston Financial Qualified Housing Tax Credits L.P. IV, A Limited Partnership who, being duly sworn, acknowledged that he did sign the same as his free act and deed and that the same is the duly authorized free act and deed of said corporation and limited partnership.

WITNESS my hand and official seal this ___ day of _____________, 1989.

____
Notary Public

My commission expires:____________

COMMONWEALTH OF PENNSYLVANIA)
) SS.
COUNTY OF)

BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named ___________, ______________ of National Corporation for Housing Partnerships, who, being duly sworn, acknowledged that he/she did sign the foregoing instrument and that the same is the duly authorized free act and deed of said corporation.

WITNESS my hand and official seal this ___ day of ____________, 1989.

____
Notary Public

My commission expires:___________

COMMONWEALTH OF PENNSYLVANIA)
) SS.
COUNTY OF)

BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named ___________, ______________ of SLP 89, Inc., who, being duly sworn, acknowledged that he did sign the foregoing instrument and that the same is the duly authorized free act and deed of said corporation.

WITNESS my hand and official seal this ___ day of ____________, 1989.

____
Notary Public

My commission expires:___________

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP

As of December 21, 1989

SCHEDULE A

Name and Business Address	Capital Contributions	Percentage of Partnership Interests for Class
GENERAL PARTNER:		
National Corporation for Housing Partnerships 1225 Eye Street, N.W. Washington, D.C. 20005 Attention: General Counsel	$ 100.00	100%
SPECIAL LIMITED PARTNER:		
SLP 89, Inc. 101 Arch Street Boston, Massachusetts 02110	$ 10.00*	100%
INVESTOR LIMITED PARTNER:		
Boston Financial Qualified Housing Tax Credits L.P. IV, A Limited Partnership 101 Arch Street Boston, Massachusetts 02110	$1,996,687	100%
CLASS A LIMITED PARTNER:		
National Corporation for Housing Partnerships 1225 Eye Street, N.W. Washington, D.C. 20005 Attention: General Counsel	$ 10.00	100%

* Includes $10 cash and rights under a certain Agreement of Sale with respect to the acquisition of the Property, which rights were contributed to the Partnership by the Special Limited Partner concurrently with its admission to the Partnership.

SENCIT TOWNE HOUSE LIMITED PARTNERSHIP

As of December 21, 1989

SCHEDULE B

Accountants: Deloitte & Touche or Ernst & Young

Associated Acquisition and Offering Expenditures: $ 460,774

Aggregate Dwelling Units: 201

Location of Project: Cumru Township, Pennsylvania

Management Agent: NCHP Property Management, Inc.

Original Principal Amount of First Mortgage Loan: $ 5,135,000

Original Principal Amount of Second Mortgage Loan: $ 4,502,927.20

Title Policy Amount: $10,797,786

Principal Office of Partnership: 20 South Summit Avenue
Shillington, PA 19607

Qualifying Percentage: 95%

Zoning Classification: R - Residential

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP

AGREEMENT OF LIMITED PARTNERSHIP

Dated as of December 21, 1989

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP

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ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP

AGREEMENT OF LIMITED PARTNERSHIP dated as of December 21, 1989, among National Corporation for Housing Partnerships, a District of Columbia corporation, as General Partner and Class A Limited Partner; SLP 89, Inc., a Massachusetts corporation, as Special Limited Partner; Linda G. Davenport as Original (and Withdrawing) Limited Partner, and the Person or Persons designated from time to time as Investor Limited Partner in Schedule A as Investor Limited Partner.

Preliminary Statement

The Partnership was organized as a limited partnership under the Uniform Act pursuant to a Limited Partnership Certificate dated as of December 5, 1989 (the "Limited Partnership Certificate") filed with the Secretary of State of the Commonwealth of Pennsylvania (the "Filing Office") on December 12, 1989 by National Corporation for Housing Partnerships as general partner and Linda G. Davenport as limited partner (as such, the "Original Limited Partner").

The purposes of this Agreement are (i) to enable the Partnership to admit BFQH as the Investor Limited Partner and SLP 89 as the Special Limited Partner, (ii) to provide for the withdrawal of the Original Limited Partner as Limited Partner, (iii) to provide for the conversion of a portion of the interest of National Corporation for Housing Partnerships to that of a Class A Limited Partner and (iv) to set out the rights, obligations and duties of the Partners.

Now, therefore, it is agreed and certified as follows:

ARTICLE I

Defined Terms

The defined terms used in this Agreement shall have the meanings specified below:

"Accountants" means the accounting firm identified on Schedule B hereto or any other firm of certified public accountants as may be engaged by the General Partners with the Consent of the Investment Partnership.

"Act" means the National Housing Act, as amended from time to time.

"Adjusted Capital Contribution" means, as of a specified date, the aggregate Capital Contribution theretofore made by a Partner (or in the case of the Investor Limited Partner, its Allocable Investment) minus all distributions of Capital Transaction proceeds theretofore made by the Partnership to such Partner.

"Admission Date" means the date on which BFQH is admitted to the Partnership as the Investor Limited Partner pursuant to Section 13.11.

"Affiliate" or "Affiliated Person" means, when used with reference to a specified Person: (i) any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the specified Person; (ii) any person that is an officer of, partner in, or trustee of, or serves in a similar capacity with respect to the specified Person or of which the specified Person is an officer, partner, or trustee, or with respect to which the specified Person serves in a similar capacity; (iii) any Person that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of, or otherwise has a substantial beneficial interest (10% or more) in, the specified Person, or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities, or in which the specified Person has a substantial beneficial interest (10% or more); and (iv) any relative or spouse of the specified Person. Affiliate or Affiliated Person of the Partnership or a General Partner does not include a Person who is a partner in a partnership or joint venture with the Partnership (or any other Affiliated Person) if that Person is not otherwise an Affiliate or Affiliated Person of the Partnership or General Partner.

"Agency" means, as applicable, HUD, PHFA and/or any other government agency having jurisdiction over the particular matter to which reference is being made.

"Agreement" means this Agreement of Limited Partnership, as amended from time to time.

"Allocable Investment" means, as to the Investor Limited Partner, an amount equal to the sum of its paid-in Capital Contribution plus the Associated Acquisition and Offering Expenditures.

"Arbitration" has the meaning given it in Section 13.10D. and shall be conducted in the manner therein provided.

An "assignment" shall mean any assignment, transfer or sale, and the words "assign," "assignee" and "assignor" shall have correlative meanings, except in each case where the sense of this Agreement requires a different construction.

"Associated Acquisition and Offering Expenditures" means the dollar amount shown as such on Schedule B hereto, representing the sum of the acquisition, offering and related expenditures of BFQH associated with its investment in the Partnership.

"BFQH" means Boston Financial Qualified Housing Tax Credits L.P. IV, a Limited Partnership, a Massachusetts limited partnership, and its successors.

"Boston Financial" means The Boston Financial Group Incorporated, a Massachusetts corporation, and its corporate successors.

"Buildings" means the building or buildings located on the Land which, in the aggregate, contain the number of dwelling units stated on Schedule B.

"Capital Account" means, with respect to any Partner, the Capital Account maintained by the Partnership with respect to such Partner, consisting of (a) the amount of cash such Partner has contributed to the Partnership plus (b) the fair market value of any property such Partner has contributed to the Partnership net of liabilities assumed by the Partnership or to which such property is subject plus (c) the amount of profits and tax-exempt income allocated to such Partner less (d) the amount of losses allocated to such Partner less (e) the amount of all cash distributed to such Partner less (f) the fair market value of any property distributed to such Partner net of liabilities assumed by such Partner or to which such property is subject less (g) such Partner's share of any other expenditures which are not deductible by the Partnership for federal income tax purposes or which are not allowable as additions to the basis of Partnership property, and subject to such other adjustments as may be required under the Code.

"Capital Contribution" means the total amount of cash contributed or agreed to be contributed to the Partnership by each Partner as shown in the Schedule. Any reference in this Agreement to the Capital Contribution of a then Partner shall include a Capital Contribution previously made by any prior Partner in respect to the Partnership interest of such then Partner.

"Capital Transaction" means any transaction the proceeds of which are not includable in determining Cash Flow, including without limitation the sale, refinancing or other disposition of all or substantially all of the assets of the Partnership, but excluding loans to the Partnership (other than a refinancing of any Mortgage Loan) and contributions of capital to the Partnership by the Partners.

"Cash Flow" has the meaning provided in Section 10.5B.

"Certificate" means the Limited Partnership Certificate of the Partnership under the Uniform Act, as amended from time to time in accordance with the terms hereof and the Uniform Act.

"Class A Limited Partner" means National Corporation for Housing Partnerships and its successors in such capacity.

"Class Contribution" means the aggregate Capital Contributions of all members of a particular class of Partners (i.e., the General Partners, the Investor Limited Partner, the Class A Limited Partner or the Special Limited Partner).

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder at the time of reference thereto.

"Consent of the Investment Partnership" means the prior written consent or approval of the Investment Partnership. The consent of the Investment Partnership shall be effective only if granted in conformity with the applicable provisions, if any, of the Investment Partnership Agreement. For purposes of the foregoing, the General Partners shall be entitled to rely on a certificate executed and delivered by the managing general partner of the Investment Partnership confirming that such consent was granted in conformity with such provisions.

"Designated Net Worth Standard" means, as of the date of determination, such standards or criteria (relating to net worth or other characteristics) as may be (a) set forth in any regulations, memoranda, published ruling or revenue procedure of the Service for classification for Federal income tax purposes as a partnership rather than an association taxable as a corporation, or (b) sufficient to support the issuance by Special Tax Counsel of an opinion to the same effect. Notwithstanding the preceding sentence, at a minimum, the aggregate net worth of the General Partners exclusive of home, automobile and home furnishings shall be equal to the greater of (i) $50,000, or (ii) 5% of the gross amount of the aggregate Capital Contributions and fees and other compensation payable to the General Partners and their Affiliates as provided in this Partnership Agreement plus 5% of the gross amount of all securities offerings sold within the prior 12 months and sponsored by the General Partners or their Affiliates, to an aggregate maximum net worth of $1,000,000; this sentence shall not apply to a non-profit organization or an Affiliate thereof.

"Designated Prime Rate" means the annual rate of interest which is at all times equal to the lesser of (i) the Base Rate plus 2% (or, if 2% shall not be permitted under the NASAA Guidelines, plus 1%), with calculations of interest to be made on a daily basis and on the basis of a 360-day year and (ii) the maximum rate permitted by law; the term "Base Rate" in this sentence means the general base rate of interest established by The First National Bank of Boston and announced by it as the rate charged by it to its prime commercial customers on short-term unsecured borrowings, as its "base rate" from time to time in effect.

"Entity" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, cooperative or association.

"Event of Bankruptcy" means, as to a specified Person:

(i) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of his property, or ordering the winding-up or liquidation of his affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(ii) the commencement by such Person of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by him to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of such Person or for any substantial part of his property, or the making by him of any assignment for the benefit of creditors, or the failure of such Person generally to pay his debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing; or

(iii) in the case of a Person who is a General Partner, the voluntary withdrawal of such Person as a General Partner of the Partnership in violation of the terms of this Agreement.

FHA" means the Federal Housing Administration of HUD or any successor entity and any authorized representatives or agents thereof, including the Secretary of HUD, the Federal Housing Commissioner and their representatives and agents.

"Filing Office" has the meaning given it in the Preliminary Statement of this Agreement.

"Final Determination" shall have the meaning provided in Section 10.5F(viii).

"First Mortgage Loan" means the first mortgage financing from PHFA to which the Property is subject in the original principal amount set forth on Schedule B.

"General Partner" or "General Partners" means any Person or Persons designated as a General Partner in the Schedule or any Person who becomes a General Partner as provided herein, in such Person's capacity as a General Partner of the Partnership.

"Hazardous Material" shall have the collective meanings given to the terms "hazardous material", "hazardous substances" and "hazardous wastes" in the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sec. 9601 et seq., as amended, and shall also include any meanings given to such terms in any similar state or local statutes, ordinances, regulations or by-laws. In addition, the term "Hazardous Material" shall also include oil and any other substance determined by any federal or state agency charged with the administration of environmental laws or the regulation of Hazardous Materials to be hazardous. The term "Hazardous Material" shall, however, not include small quantities of cleaning supplies, paints and other materials commonly used in the operation or maintenance of buildings similar to the Project.

"HUD" means the Department of Housing and Urban Development of the United States of America and its successors.

"Immediate Family" means, with respect to any Person, his spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law, children (by adoption or otherwise), children-in-law, grandchildren and grandchildren-in-law.

"Improvements" means the Buildings and any related facilities situated on the Land.

"Insurance Consultants" means Johnson & Higgins of Mass., Inc., of Boston, Massachusetts, or its successor as selected by the Investment Partnership.

"Interest", or words of like import, shall mean all the interest of a Partner in Cash Flow and other distributions, capital, profits and losses, tax credits, and otherwise in the Partnership, including all allocations and distributions and all rights under this Agreement, and also shall include such interests and rights of such Partner in any successor partnership formed pursuant to this Agreement.

"Investment Closing" means the date upon which this Agreement is filed with the Filing Office or, if no such filing is required, the Admission Date.

"Investment General Partners" means Arch Street IV, Inc., a Massachusetts corporation, as Managing General Partner, and Arch Street IV Limited Partnership, a Massachusetts limited partnership, and their respective successors as the general partners of the Investment Partnership.

"Investment Partnership" means BFQH.

"Investment Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of BFQH as amended from time to time.

"Investor Limited Partner" means, initially, BFQH and shall include any other Persons admitted as Investor Limited Partners pursuant to Section 4.6, and their successors in such capacity.

"Land" means the parcels of land described in the Mortgage on which the Improvements are located in the city or township identified on Schedule B.

"Lender" means PHFA or any successor(s) thereto as maker or holder of the First or Second Mortgage Loans.

"Limited Partner" or "Limited Partners" mean any or all of those Persons designated as Limited Partners in the Schedule, any Person admitted as a Limited Partner pursuant to Section 4.6, or any Person who becomes a Substitute Limited Partner as provided herein, in each such Person's capacity as a Limited Partner of the Partnership. Such terms shall include the Special Limited Partner, the Original Limited Partners, the Investor Limited Partner, the Class A Limited Partner and any Persons who may succeed to the Interests of such Limited Partners.

"Management Agent" means the management firm identified on Schedule B or any successor thereto as the management agent for the Project.

"Management Agreement" means the management contract or agreement by and between the Partnership and the Management Agent which has been approved by PHFA.

"Management Fee" means the amount payable from time to time by the Partnership to the Management Agent for management services in accordance with the Management Agreement which shall be subject to any applicable approvals by the PHFA.

"Managing General Partner" means any Managing General Partner designated as provided in Section 6.3B.

"Mortgage" means any mortgage indebtedness of the Partnership evidenced by any Note and secured by any mortgage on the Property from the Partnership to any Lender; and, where the context admits, "Mortgage" shall mean and include any of the mortgages securing said indebtedness and any other documents pertaining to said indebtedness which were required by the Lender as a condition to making a Mortgage Loan. In case any Mortgage is replaced by any subsequent mortgage or mortgages, such term shall refer to any such subsequent mortgage or mortgages. The term "mortgage" means any mortgage, mortgage deed, deed of trust, deed to secure debt or any similar security instrument, and "foreclose" and words of like import include the exercise of a power of sale under a mortgage or comparable remedies.

"Mortgage Loan" means either or both of the First Mortgage Loan and the Second Mortgage Loan.

"NASAA Guidelines" means the Statement of Policy regarding Real Estate Programs adopted on October 9 and 12, 1988, effective January 1, 1989, by the North American Securities Administrators Association, Inc.

"Non-Qualifying Percentage" means the difference between 100% and the Qualifying Percentage.

"Note" means and includes any Note from the Partnership to a Lender evidencing a Mortgage Loan, and shall also mean and include any note supplemental to said original note issued to a Lender or any note issued to a Lender in substitution for any such original note.

"Original Limited Partner" means the Person specified as an Original Limited Partner in Section 4.2D.

"Partner" means any General Partner or Limited Partner.

"Partner Non-Recourse Debt" means any Partnership liability (1) that is considered non-recourse under Regulation Section 1.1001-1 or for which the creditor's right to repayment is limited to one or more assets of the

Partnership and (2) for which any Partner or Related Person bears the economic risk of loss.

"Partner Non-Recourse Debt Minimum Gain" means, with respect to any Partner, the sum of (a) the deductions attributable to Partner Non-Recourse Debt that have been allocated to such Partner and (b) the aggregate amount of distributions made to such Partner of proceeds of such debt that are allocable to an increase in minimum gain attributable to such debt (but only if such Partner or a Related Person bears the economic risk of loss for such debt) in excess of the sum of (c) such Partner's aggregate share of the net decreases in minimum gain attributable to such debt and (d) such Partner's share of the decreases in the minimum gain attributable to such debt resulting from revaluations of Partnership property subject to such debt. The net increase (or decrease) in the minimum gain that is attributable to partner Non-Recourse Debt equals the sum of (i) any increase (or decrease) in the net increase in Partnership Minimum Gain during a year that would result if such Partner Non-Recourse Debt were treated as a Partnership Non-Recourse Liability and (ii) any decrease (or increase) in the net decrease in Partnership Minimum Gain during a year that would result if such Partner Non-Recourse Debt were treated as a Partnership Non-Recourse Liability.

"Partnership" means the limited partnership governed by this Agreement as said limited partnership may from time to time be constituted.

"Partnership Counsel" means S. Laurence Shaiman & Associates, P.C., of Philadelphia, Pennsylvania, or such other counsel as the General Partners may designate from time to time as counsel for the Partnership.

"Partnership Minimum Gain" means the amount determined by computing, with respect to each Partnership Non-Recourse Liability, the amount of gain, if any, that would be realized by the Partnership if it disposed of (in a taxable transaction) the property subject to such liability in full satisfaction of such liability, and by then aggregating the amounts so computed. Such computations shall be made in a manner consistent with Treasury Regulation Section 1.704-1T(b)(4)(iv)(c) under Section 704 of the Code.

"Partnership Non-Recourse Liability" means any Partnership liability (or portion thereof) for which no Partner or Related Person bears the economic risk of loss as defined in Treasury Regulation Section 1.704-1T(b)(4)(iv)(k)(l).

"Person" means any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

"PHFA" means the Pennsylvania Housing Finance Agency or any successor agency of the State.

"Project" or "Property" means the Land and the Improvements.

"Project Documents" means and includes the Mortgages, Regulatory Agreement, Section 8 Documents, Management Agreement and all other documents relating to the Project which are required by, or have been executed in connection with, any of the foregoing documents.

"Project Expenses" means all the costs and expenses of any type incurred incidental to the ownership and operation of the Project, including, without limitation, taxes, capital improvements reasonably deemed necessary by the General Partners and not funded out of any reserves for such, mortgage and bond insurance premiums and the cost of operations, maintenance and repairs, and the funding of any reserves required to be maintained by the Lender and the Agency, but shall not include repayments of Project Expense Loans or distributions to Partners pursuant to Article X.

"Project Expense Loan" means a loan to the Partnership pursuant to Section 6.9 and which is repayable with interest at the Designated Prime Rate and as provided in Article X.

"Qualified Income Offset Item" means (1) an allocation of loss or deduction that, as of the end of each year, reasonably is expected to be made (a) pursuant to Section 704(e)(2) of the Code to a donee of an interest in the Partnership, (b) pursuant to Section 706(d) of the Code as the result of a change in any Partner's interest in the Partnership, or (c) pursuant to Regulation Section 1.751-1(b)(2)(ii) as the result of a distribution by the Partnership of unrealized receivables or inventory items and (2) a distribution that, as of the end of such year, reasonably is expected to be made to a Partner to the extent it exceeds offsetting increases to such Partner's Capital Account which reasonably are expected to occur during or prior to the Partnership taxable year in which such distribution reasonably is expected to occur.

"Qualifying Percentage" means the percentage identified as such on Schedule B.

"Recapture Amount" has the meaning specified in Section 10.5F.

"Recapture Event" has the meaning specified in Section 10.5F.

"Regulations" means the rules and regulations of any Agency which are applicable to the Project or the Partnership.

"Regulatory Agreement" means the Amended and Restated Regulatory Agreement entered or to be entered into between the Partnership and PHFA.

"Related Person" means a person related to a Partner by virtue of a relationship specified in Section 267(b) or Section 707(b) of the Code (without modification by Section 267(e)(1), by applying 80% or more for 50% or more wherever it appears, disregarding Section 267(f)(1)(A) and excluding brothers and sisters from members of one's family).

"Requisite Approvals" means any required approvals of the Lender or any Agency to an action proposed to be taken by the Partnership.

"Retirement" (including the forms "Retire" and "Retired") means, as to a General Partner, and shall be deemed to have occurred automatically upon, the occurrence of death, adjudication of insanity or incompetence, Event of Bankruptcy, dissolution or voluntary or involuntary withdrawal from the Partnership for any reason. Involuntary withdrawal shall occur whenever a General Partner may no longer continue as a General Partner by law, death, incapacity or pursuant to any terms of this Agreement.

"Schedule" means the schedule of partners annexed hereto as Schedule A as amended from time to time and as so amended at the time of reference thereto.

"Second Mortgage Loan" means the subordinated mortgage financing incurred by the Partnership in connection with its acquisition of the Property in the original principal amount set forth on Schedule B.

"Section 8 Documents" means the Housing Assistance Payments Contract, as amended from time to time, together with any documentation relating thereto pursuant to which the Partnership is entitled to receive housing assistance payments under Section 8 of the United States Housing Act of 1937, as amended, or any successor legislation.

"Service" means the Internal Revenue Service.

"SLP 89" means SLP 89, Inc., a Massachusetts corporation.

"Special Limited Partner" means SLP 89 as Special Limited Partner and its successors in such capacity.

"Special Tax Counsel" means Peabody & Brown, of Boston, Massachusetts, or other counsel acceptable to the Investment Partnership.

"State" means the Commonwealth of Pennsylvania.

"Substitute Limited Partner" means any Person who is admitted to the Partnership as a Limited Partner under the provisions of Section 8.3.

"Title Policy" means the owner's policy of title insurance issued to the Partnership by Commonwealth Land Title Insurance Company as endorser as endorsed to increase the amount thereof to the amount set forth on Schedule B and to update such policy to a date not earlier than 10 days prior to the date of the Investment Closing.

"Uniform Act" means the Uniform Limited Partnership Act as in effect under the laws of the State, as amended from time to time.

ARTICLE II

Continuation; Name; and Purpose

Section 2.1 Continuation

The parties hereto hereby agree to continue the limited partnership known as Allentown Towne House Limited Partnership, formed pursuant to the provisions of the Uniform Act.

Section 2.2 Name and Office

The Partnership shall continue to be conducted under the name and style set forth in Section 2.1. The principal office of the Partnership shall be at the location identified on Schedule B. The General Partners may at any time change the location of such principal office and shall give due notice of any such change to the Limited Partners.

Section 2.3 Purpose

The purpose of the Partnership is to acquire, repair, improve, maintain, operate, lease, dispose of and otherwise deal with the Project in accordance with any applicable Regulations and the provisions of this Agreement. The Partnership shall not engage in any other business or activity.

Section 2.4 Authorized Acts

In furtherance of its purposes, but subject to all other provisions of this Agreement including, but not limited to, Article IIIE and Article VI, the Partnership is hereby authorized:

(i) To acquire by purchase, lease or otherwise any real or personal property which may be necessary, convenient or incidental to the accomplishment of the purposes of the Partnership.

(ii) To acquire, construct, operate, maintain, finance and improve, and to own, sell, convey, assign, mortgage or lease any real estate and any personal property necessary, convenient or incidental to the accomplishment of the purposes of the Partnership.

(iii) To borrow money and issue evidences of indebtedness in furtherance of any or all of the purposes of the Partnership and to secure the same by mortgage, pledge or other lien on the Property or any other assets of the Partnership, to the extent permitted by the Project Documents.

(iv) To prepay in whole or in part, refinance, recast, increase, modify or extend the Mortgages or any other mortgage affecting the Property and in connection therewith to execute any extensions, renewals, or modifications of the Mortgages or any such other mortgage on the Property.

(v) To employ any Person, including any General Partner or Affiliate of a General Partner, to perform services for, or to sell goods to, the Partnership (including without limitation management or real estate brokerage services) and to pay for such goods and services; provided that (except with respect to any contract specifically authorized by this Agreement) the terms of any such transaction with a General Partner or Affiliate of a General Partner shall not be less favorable to the Partnership than would be arrived at by unaffiliated parties dealing at arms' length.

(vi) To execute any and all notes, mortgages and security agreements in order to secure loans from the Lender and any and all other documents, including but not limited to the Project Documents, required by the Lender or any Agency in connection with the Mortgages and Mortgage Loans and the acquisition, rehabilitation, repair, development, improvement, maintenance and operation of the Property, or otherwise required by the Lender or any Agency in connection with the Property.

(vii) To execute contracts with any Agency.

(viii) To execute leases of some or all of the apartment units of the Project.

(ix) To modify or amend the terms of any agreement or contract which the General Partners are authorized to enter into on behalf of the Partnership; provided, however, that such terms as amended shall not (1) materially adversely affect the Partnership or the Limited Partners, or (2) be in contravention of any of the terms or conditions of this Agreement.

(x) To enter into any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to, the accomplishment of the purposes of the Partnership, so long as said activities and contracts may be lawfully carried on or performed by a partnership under the laws of the State.

(xi) To accept an assignment or contribution of an Agreement of Sale for the acquisition of the Property from PHFA, to perform the obligations of the Partnership as assignee thereunder and to execute such other agreements, assignments, assumptions and other documents as may be necessary or desirable in connection with the acquisition of the Property.

Section 2.5 Term and Dissolution

A. The Partnership shall continue in full force and effect until December 31, 2040, except that the Partnership shall be dissolved prior to such date upon the happening of any of the following events:

(i) The sale or other disposition of all or substantially all the assets of the Partnership; or

(ii) The Retirement of a General Partner unless the business of the Partnership is continued pursuant to Article VII or Section 4.7.

B. Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Article VII), the General Partners (or for purposes of this paragraph their trustee, receiver, successor or legal representative) shall cause the cancellation of the Certificate and liquidate the Partnership assets and apply and distribute the proceeds thereof in accordance with Section 10.3. Notwithstanding the foregoing, in the event such liquidating General Partners shall determine that an immediate sale of part or all of the Partnership's assets would cause undue loss to the Partners, the liquidating General Partners may, in order to avoid such loss, either (i) defer liquidation of, and withhold from distribution for a reasonable time, any assets of the Partnership except those necessary to satisfy the Partnership debts and obligations (other than Project Expense Loans), or (ii) distribute the assets to the Partners in kind.

ARTICLE III

Financing and Disposition of Property

A. The Partnership shall be authorized to borrow from the Lender (either directly or by assumption of debt) whatever amounts may be required, subject to the provisions hereof, in connection with the acquisition of the Property and to meet the expenses of operating the Project (including without limitation any items for which the Lender may provide Mortgage funds) and shall secure the same by the Mortgages. The Mortgages shall provide that no Partner or Related Person shall bear the economic risk of loss for all or any part of such Mortgage Loans.

The General Partners are specifically authorized, for and on behalf of the Partnership, to execute or assume the obligations embodied in the Project Documents and any permitted amendments thereto and, subject to the limitations set forth herein, such other documents as they deem necessary or appropriate in connection with the acquisition and financing of the Property.

B. Each General Partner shall be bound by the terms of the Project Documents. Any incoming General Partner shall as a condition of receiving any interest in the Property agree to be bound by the Project Documents to the same extent and on the same terms as the other General Partners. Upon any dissolution of the Partnership or any transfer of the Property while any Mortgage is held by the Lender, no title or right to the possession and control of the Property and no right to collect the rents therefrom shall pass to any Person who is not, or does not become, bound in a manner satisfactory to the Lender and the Agency to the Project Documents and the provisions of this Agreement. The Project Documents shall be binding upon and shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successors and assigns as long as a Mortgage is outstanding.

C. The Partnership may increase the amount of the Mortgage Loans or refinance any Mortgage, including any required transfer or conveyance of Partnership assets for security or mortgage purposes, and may sell, lease, ex-

change or otherwise transfer or convey all or substantially all the assets of the Partnership; provided, however, that the terms of any such increase, refinancing, sale, exchange or other transfer or conveyance effected after the Admission Date must receive the Consent of the Investment Partnership before such transaction shall be binding on the Partnership. Notwithstanding the foregoing, no such Consent shall be required for the leasing of apartments to tenants in the normal course of operations; provided, however, unless such Consent is obtained the Partnership shall lease the Project in such a manner as to qualify as a "qualified low-income housing project" under Section 42(g)(1) of the Code, and to lease not less than the Qualifying Percentage of the apartment units in the Project to qualified low-income tenants.

D. Except as specifically permitted in Article IX.C, the Partnership may not borrow funds from any of the Investment General Partners or from any Affiliate of an Investment General Partner.

E. Upon the sale of the Property by the Partnership, no Person may pay to any Person real estate commissions in excess of the lesser of (i) that which is reasonably, customary, and competitive with those paid in similar transactions in the same geographic area or (ii) 6% of the sales price of the Property (including the amount of the commissions paid).

ARTICLE IV

Partners; Capital

Section 4.1 General Partners

The General Partner of the Partnership is National Corporation for Housing Partnerships, a District of Columbia corporation, and its address and Capital Contribution are set forth in the Schedule. In no event shall the aggregate Capital Contributions of the General Partners hereunder exceed $100 without the Consent of the Investment Partnership.

Section 4.2 Limited Partners

A. SLP 89 shall be the Special Limited Partner and is hereby admitted to the Partnership, and its address and Capital Contribution are set forth in the Schedule.

B. BFQH is the Investor Limited Partner, and its address and Capital Contribution are set forth in the Schedule. The payment of its Capital Contribution is governed by Section 5.1.

C. National Corporation for Housing Partnerships shall be the Class A Limited Partner and is hereby admitted to the Partnership as such. The address and Capital Contribution of the Class A Limited Partner are set forth in the Schedule.

D. The Original Limited Partner is Linda G. Davenport. By her execution of this Agreement, the Original Limited Partner hereby withdraws as a Limited Partner, and the Original Limited Partner, as such, shall have no further rights or obligations with respect to the Partnership as of the Admission Date.

Section 4.3 Partnership Capital and Capital Accounts

A. The capital of the Partnership shall be the aggregate amount of the cash, if any, contributed by the Partners as set forth in the Schedule. No interest shall be paid by the Partnership on any Capital Contribution to the Partnership. The Schedule shall be amended and, if necessary or appropriate, amendments to the Certificate shall be filed from time to time to reflect the withdrawal or admission of Partners, any changes in the Interest held by a Partner arising from the transfer of an Interest to or by such Partner and any change in the amounts to be contributed or agreed to be contributed by any Partner.

B. An individual Capital Account shall be established and maintained for each Partner, including any additional or substituted Partner who shall hereafter receive an Interest. The original Capital Account established for each such substituted Partner shall be in the same amount as, and shall replace, the Capital Account of the Partner which such substituted Partner succeeds, and, for the purposes of this Agreement, such substituted Partner shall be deemed to have made the Capital Contribution, to the extent actually paid in, of the Partner which such substituted Partner succeeds. The term "substituted Partner", as used in this paragraph, shall mean a Person who shall become entitled to receive a share of the profits, losses, tax credits and distributions of the Partnership by reason of such Person succeeding to the Interest of a Partner by assignment of all or any part of a Partner's Interest. To the extent a substituted Partner receives less than 100% of the Interest of a Partner he succeeds, the original Capital Account of such substituted Partner and his Capital Contribution shall be in proportion to the Interest he receives and the Capital Account of the Partner who retains a partial Interest in the Partnership and his Capital Contribution shall continue, and not be replaced, in proportion to the Interest he retains. Any special basis adjustments under Section 743 of the Code resulting from an election by the Partnership pursuant to Section 754 of the Code shall not be taken into account for any purpose in establishing and maintaining Capital Accounts for the Partners pursuant to this Section 4.3. Nothing in this Section 4.3 shall affect the limitations on transferability of Interests set forth in Article VII, Article VIII or Section 13.1.

Section 4.4 Withdrawal of Capital

A Partner shall not have the right to withdraw from the Partnership all or any part of his Capital Contribution. No Partner shall have any right to demand and receive property of the Partnership in return for his Capital Contribution or in respect of his Interest, except as may be specifically provided in this Agreement.

Section 4.5 Liability of Limited Partners

A. No Limited Partner shall be liable for any debts, liabilities, contracts, or obligations of the Partnership. A Limited Partner shall be liable only to make payments of his Capital Contribution as and when due hereunder. After his Capital Contribution shall be fully paid, no Limited Partner shall, except as otherwise required by the Uniform Act, be required to make any further capital contributions or payments or lend any funds to the Partnership.

B. BFQH is a Massachusetts limited partnership. In no event shall any person who is at any time a general or limited partner in BFQH, or any partner or Affiliate of the Investment General Partners, have any personal liability for the payment or performance of any obligation of BFQH under the provisions of this Agreement or any document or instrument to be delivered in connection with this Agreement. All parties dealing with BFQH shall look solely to the assets of BFQH for the satisfaction of any such obligation and not to the assets of any Person who is a partner therein.

C. BFQH and SLP 89 jointly and severally represent and warrant to the General Partners that:

(i) BFQH was duly and validly organized and is validly existing under the laws of the Commonwealth of Massachusetts and SLP 89 was duly and validly organized and is validly existing under the laws of the Commonwealth of Massachusetts; each has full power and authority to enter into this Agreement;

(ii) BFQH has a net worth of at least $15,000,000 as of the date of this Agreement;

(iii) This Agreement has been duly and validly authorized, executed and delivered by BFQH and SLP 89 and this Agreement constitutes a valid, binding and enforceable agreement as to BFQH and SLP 89, except as such enforceability may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, and except further that the availability of specific performance, injunctive relief or any other equitable remedy is subject to the discretion of a court;

(iv) the execution and delivery of this Agreement, the incurring of the obligations set forth in this Agreement and the consummation of transactions contemplated in this Agreement will not constitute a breach of, or default under, any agreement by which BFQH or SLP 89 is bound or, to the best of their knowledge, information and belief, any order, rule or regulation applicable to BFQH or SLP 89 issued by any court, governmental body or administrative agency having jurisdiction over BFQH or SLP 89;

(v) BFQH and SLP 89 are acquiring their Interests in the Partnership for their own account for investment and not with a view to the distribution or resale thereof;

(vi) BFQH and SLP 89 have, to the extent they deem necessary, conducted their own independent investigation of the Partnership, the Project and all other matters of a financial or legal nature deemed by BFQH and SLP 89 to be relevant to their investment and have been provided an opportunity to obtain information concerning the Partnership, the Project, financing arrangements for the Project, risk factors and other relevant matters;

(vii) BFQH and SLP 89 understand and agree that they must bear the economic risk of the purchase of their Interests in the Partnership for an indefinite period of time, because, among other reasons, (a) the Interests have not been registered under the Securities Act of 1933 ("Act") and therefore may not be sold, assigned or otherwise disposed of unless they are subsequently registered under the Act or are transferred pursuant to an exemption from the Act (BFQH and SLP 89 expressly acknowledge that the General Partners are under no obligation to register the Interests under the Act), and (b) the Agreement further restricts transfers of the Interests;

(viii) BFQH and SLP 89 acknowledge that they have prepared their own financial or tax projections, forecasts or statements of future operating results of the Project and have neither requested nor received any such projections, forecasts or statements from the General Partners or any Affiliate of the General Partners;

(ix) BFQH and SLP 89 recognize that the purchase of their Interests in the Partnership involves a high degree of risk and represent that they have such knowledge and experience in financial and business matters in general and, in particular, with respect to this type of investment that they are capable of evaluating the merits and risks of an investment in the Interests and they have evaluated and understand such merits and risks.

D. BFQH and SLP 89 jointly and severally agree to indemnify, defend and hold the General Partners and the Partnership harmless from and against any claim brought or threatened against the General Partners or the Partnership or loss (as well as from any and all attorneys' fees and expenses incurred in connection with any such claim or loss) on account of any actual or alleged violation of federal or state securities law by BFQH or SLP 89 or their Affiliates.

Section 4.6 Additional Limited Partners

A. The General Partners in their exclusive discretion may admit additional Limited Partners, subject to the Consent of the Investment Partnership and, if required, any Requisite Approvals.

B. Any incoming Limited Partner shall, by his execution of this Agreement and as a condition to receiving any interest in the Partnership property, agree to be bound by the Project Documents to the same extent and in the same terms as the other Limited Partners.

C. Upon the admission of any additional Limited Partners, an amendment to this Agreement and, if necessary or appropriate, the Certificate reflecting such admission shall be filed with each appropriate governmental authority. Such amendment shall amend the Schedule to reflect the names, addresses and Capital Contributions of such additional Limited Partners, and shall set forth the agreement of such additional Limited Partners to be bound by all the provisions of this Agreement.

Section 4.7 Certain Restricted Rights of Investor Limited Partners

A. Subject to the provisions hereinafter set forth in this Section 4.7, and to the Regulations, in addition to the other rights provided for in this Agreement, the Investor Limited Partners by a vote of Investor Limited Partners representing 51% of the Investor Limited Partner Class Contribution (or such higher percentage or such additional consents as may be required under the applicable laws of the State), shall have the further right:

(i) to amend this Agreement, subject to the provisions of Section 13.12; provided that such amendment (a) shall not in any manner allow the Limited Partners to take any action which would constitute their taking part in the control of the Partnership's business within the meaning of the Uniform Act, and (b) shall not, without the consent of any General Partner affected, alter the rights, powers or duties of the affected General Partner or its interest in the profits and losses of the Partnership for Federal income tax purposes, tax credits or distributions or alter any of the provisions of Section 4.7B.;

(ii) to dissolve the Partnership;

(iii) for so long as the Investment Partnership is the sole Investor Limited Partner, to remove any or all of the General Partners and elect one or more new General Partners; and

(iv) to approve or disapprove the sale of all or substantially all of the assets of the Partnership.

B. The Interest of any General Partner removed pursuant to this Section 4.7 shall be valued and sold pursuant to Section 7.8.

C. Upon written request to the General Partners by Investor Limited Partners whose aggregate Capital Contributions represent at least 10% of the Investor Limited Partner Class Contribution, the General Partners shall call a meeting of the Investor Limited Partners for any matters for which the Limited Partners may vote, as set forth herein. Upon receipt of a written request either in person or by certified mail stating the purpose(s) of the meeting,

the General Partners shall provide all Limited Partners within ten days after receipt of said request, written notice (either in person or by certified mail) of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after receipt of said request, at a time and place convenient to the Limited Partners.

D. A list of the names and addresses of all Limited Partners shall be maintained as part of the books and records of the Partnership and shall be made available on request to any Limited Partner or his representative at his cost.

ARTICLE V

Capital Contributions of Investor Limited Partner

Section 5.1 Payment of Capital Contributions

The Investor Limited Partner has contributed as its Capital Contribution the sum shown opposite its name on Schedule A. The Investor Limited Partner shall have no obligation to make any additional Capital Contributions to the Partnership.

ARTICLE VI

Rights, Powers and Duties of the General Partners

Section 6.1 Restrictions on Authority

A. Notwithstanding any other provisions of this Agreement, the General Partners shall have no authority to perform any act in respect of the Partnership or the Project in violation of (i) any applicable law or regulation, or (ii) any agreement between the Partnership and any Lender.

B. The General Partners shall not have any authority to do any of the following acts without the Consent of the Investment Partnership, which Consent (except with respect to clause (viii) following) shall not be unreasonably withheld, and any Requisite Approvals:

(i) to incur indebtedness for money borrowed on the general credit of the Partnership, except as specifically permitted by Article IX, or

(ii) to construct any new capital improvements, or to replace any existing capital improvements if construction or replacement would substantially alter the use of the Property, or

(iii) to acquire any real property in addition to the Property (other than easements or similar rights necessary or convenient for the operation of the Project), or

(iv) to bear, or cause or permit any Related Person to bear, the economic risk of loss with respect to all or any portion of any Note or Mortgage or the indebtedness secured thereby, or

(v) to cause the Partnership to make any loan or advance to any Person except as provided in Section 2.4(iv) (for purposes of this clause 6.1B(v), accounts receivable in the ordinary course of business from Persons other than the General Partners or their Affiliates shall not be deemed to be advances or loans), or

(vi) to lease more than the Non-Qualifying Percentage of apartment units in the Project to other than qualified low-income tenants or otherwise operate the Project in such a manner or take any action which could cause any dwelling unit in the Project (excluding the Non-Qualifying Percentage of units which may be made available to other than qualified low-income tenants as provided above) to fail to be treated as a qualified low-income housing unit under Section 42(i)(3) of the Code or which would cause the recapture by the Partnership of any low-income housing credit under Section 42 of the Code, or

(vii) to amend any Project Document, or to permit any party thereunder to waive any provision thereof, to the extent that the effect of such amendment or waiver would be to eliminate, diminish or defer any obligation or undertaking of the Partnership, the General Partners or their Affiliates which accrues, directly or indirectly, to the benefit of, or provides additional security or protection to, the Investor Limited Partner (notwithstanding that the Investor Limited Partner is neither a party to nor express beneficiary of such provision or was not a Partner when such provision became effective), or

(viii) to refinance any Mortgage or to sell or convey the Property, except as provided in Article IIIC., and except that the General Partners may cause the Partnership to grant easements and similar rights affecting the Land to obtain utility services for the Project or for other purposes necessary or convenient for the operation of the Project.

C. The General Partners shall not (a) cause the Partnership to utilize Cash Flow to acquire interests in other limited partnerships or (b) cause the Partnership to invest the proceeds of any sale or refinancing of the Project unless a sufficient portion thereof is distributed to the Investment Partnership to enable each limited partner thereof, assuming that he is in a combined federal, state and local marginal income tax bracket of 30%, to pay the federal, state and local income tax liability arising from the sale or refinancing which generated such proceeds, and in any event sale or refinancing proceeds shall not be reinvested following the second anniversary of the first day of the calendar quarter in which the final closing of the admission of limited partners into the Investor Limited Partner occurs, except to the extent of any reserves retained therefrom.

Section 6.2 Personal Services

The General Partners and their Affiliates shall receive no compensation or fees without the Consent of the Investment Partnership, except for services provided in accordance with Section 2.4(v) or as otherwise provided in this Agreement. Any Partner may engage independently or with others in other business ventures of every nature and description including, without limitation, the ownership, operation, management, and development of real estate, regardless of whether such real estate directly competes with the Project, and neither the Partnership nor any Partners shall have any rights by reason of this Agreement in and to such independent ventures or the income or profits derived therefrom.

Section 6.3 Business Management and Control; Designation of Managing General Partner; Tax Matters Partner; Certain Rights of the Special Limited Partner

A. The General Partners shall have the exclusive right to manage the business of the Partnership. No Limited Partner (except one who may also be a General Partner and then only in his capacity as General Partner) shall (i) have any authority or right to act for or bind the Partnership, or (ii) except as required by law, participate in or have any control over the Partnership business. The Limited Partners hereby consent to the exercise by the General Partners of the powers conferred on them by this Agreement.

B. The powers and duties of the General Partners hereunder may be exercised in the first instance by one or more Managing General Partners who, subject to the terms and provisions of this Agreement, shall manage the business and affairs of the Partnership. Each Managing General Partner is hereby authorized to execute and deliver in the name and on behalf of the Partnership all such documents and papers (including any required by the Lender or any Agency) as such Managing General Partner deems necessary or desirable in carrying out such duties hereunder. National Corporation for Housing Partnerships is hereby designated as the initial Managing General Partner; if it shall become unable to serve in such capacity or shall cease to be a General Partner, the remaining General Partners, if any, may from time to time designate from among themselves by consent one or more substitute or additional Managing General Partners. If for any reason no designation is in effect, the powers of the Managing General Partners shall be exercised by the majority consent of the remaining General Partners. A designation of a successor as Managing General Partner or the designation of an additional Managing General Partner pursuant to Section 7.3 or 7.5 shall supersede any designation or other exercise of rights pursuant to this Section 6.3B. Any action required or permitted to be taken by a corporate General Partner hereunder may be taken by such of its proper officers or agents as it shall validly designate for such purpose. The Managing General Partner is hereby designated as the "Tax Matters Partner" of the Partnership for all purposes of the Code. The Tax Matters Partner shall notify the Service in the manner prescribed in Section 6223 of the Code and any Treasury Regulations promulgated thereunder. Furthermore, the Tax Matters Partner hereby agrees

that he will choose the United States Tax Court for litigation of all tax issues involving the Partnership, unless the Tax Matters Partner obtains the Consent of the Investment Partnership to litigate in some other forum.

C. In the event that the Partnership is in material default of any of its obligations under the Project Documents, which default, in the reasonable judgment of the Special Limited Partner, threatens an assignment or foreclosure of any Mortgage, or any General Partner is in default in any material respect under any of its obligations under this Agreement, or if a sole General Partner shall Retire, the Special Limited Partner may, at its election, give notice of such default or event in a writing which sets forth the default or event and the basis for the Special Limited Partner's belief that such default or event has occurred to the then General Partners, if any, and, (i) (in the case of a default) if such default is not cured within 10 business days (or cured within a reasonable time in the event it is impossible to cure such default within such ten-day period, provided that the General Partners are diligently and in good faith seeking to cure such default and there has been no assignment of or institution of proceedings to foreclose any Mortgage), or, so long as foreclosure proceedings shall not have commenced and be continuing, if the General Partners have not given notice to the Special Limited Partner in writing within ten (10) business days of the receipt of such notice contesting the existence of the default or event so noticed, and setting forth the basis for denial, or (ii) (in the event of such Retirement) promptly after the occurrence of such event, the Special Limited Partner or any Entity of which a majority of the stock or beneficial interest is owned, directly or indirectly, by the Special Limited Partner or Boston Financial, may, with the Consent of the Investment Partnership, elect to become an additional General Partner with all the rights and privileges of a General Partner. The Special Limited Partner shall provide the General Partners with true and correct copies of the written instruments evidencing such Consent of the Investment Partnership within ten days after the Special Limited Partner's receipt thereof. Upon such election by the Special Limited Partner or such Entity and such Consent, the Special Limited Partner or such Entity shall automatically become and shall be deemed a General Partner and each Partner hereby irrevocably appoints the Special Limited Partner (with full power of substitution) as the attorney-in-fact of such Partner for the purpose of executing, acknowledging, swearing to, recording and/or filing any amendment to this Agreement and the Certificate necessary or appropriate to confirm the foregoing. If the Special Limited Partner or such Entity shall become an additional General Partner as herein stated, its Interest shall not be increased thereby (except that the Special Limited Partner may assign its Interest to such Entity). In the event of the admission of the Special Limited Partner or such Entity as a General Partner pursuant to this Section 6.3, and if there are then any other General Partners, the Special Limited Partner or such Entity shall have managerial rights, authority and voting rights of 51% on any matters to be decided or voted upon by the General Partners or the Managing General Partner, as the case may be, and the rights and authority of the remaining General Partners or the Managing General Partner, as the case may be, shall be deemed equally divided among them. In the event that the General Partners give notice to the Special Limited Partner contesting the occurrence of the default or event so noticed and no

foreclosure proceedings shall have commenced and be continuing, the General Partners and the Special Limited Partner shall attempt in good faith to reach agreement on the existence or non-existence of such default or event. If they are unable to reach agreement within 20 days after the notice from the General Partners, they shall refer the matter to Arbitration.

Section 6.4 Duties and Obligations of the General Partners

A. The General Partners shall use reasonable efforts to carry out the purposes, business and objectives of the Partnership referred to in Section 2.3, and shall devote to Partnership business such time and effort as may be necessary to (i) supervise the activities of the Management Agent, (ii) make inspections of the Project to determine if the Project is being properly maintained and that necessary repairs are being made thereto, (iii) prepare or cause to be prepared all reports of operations which are to be furnished to the Partners or which are required by any Lender or Agency, (iv) elect to defer the commencement of the credit period for all or any portion of the low-income housing tax credit allowable to the Partners under Section 42(g) of the Code, to the extent that any such deferral may be in the best economic interest of the Investor Limited Partner, (v) cause the Project to be insured against fire and other risks covered by such insurance in the maximum amount required by any Lender and/or the Agency or, following termination of the Regulatory Agreement, good management practices, in any event in an amount equal to the full replacement value of the Improvements, (vi) obtain and keep in force during the term of the Partnership adequate business or rental interruption and workmen's compensation insurance satisfactory to the Lender and to each Agency, (vii) obtain and keep in force during the term of the Partnership public liability insurance for the benefit of the Partnership and its Partners in amounts from time to time reasonably acceptable to the Agency and the Insurance Consultants, (viii) enforce all contracts entered into for the benefit of the Partnership, and (ix) do all other things which may be reasonably necessary to manage the affairs and business of the Partnership. Further, subject to the Project Documents, in the event of any casualty and provided that the insurance proceeds shall be made available therefor, the General Partners shall repair any damage to the Project which was caused by such event, so as to restore the Project (as nearly as possible) to the condition and market value thereof immediately prior to such occurrence. All of the insurance policies required by this Section 6.4A. shall (a) be written by insurance companies rated A or better by Best's, (b) include BFQH as a named insured so long as BFQH is a Limited Partner, and (c) include a provision requiring the insurance company to notify BFQH in writing 30 days prior to the cancellation of any such policy. In addition, the General Partners shall promptly provide BFQH or its representatives with copies of such insurance policies upon request from time to time. The General Partners shall review regularly all of the Partnership and Project insurance coverage to insure that it is adequate. In particular, the General Partners shall review at least annually the insurance coverage required by Section 6.4A(v) to insure that it is in an amount at least equal to the then current full replacement value of the Improvements.

B. Subject to the terms of the Regulatory Agreement and to the requirements of Section 42 of the Code, the General Partners shall use reasonable efforts consistent with sound management practice to cause the Project to maximize income produced by the Project, including, if necessary, seeking any necessary approvals of, and implementing, appropriate adjustments in the rent schedule of the Property.

C. The General Partners shall hold for occupancy such percentage of the apartments in the Project in such a manner as to qualify the entire Project (i.e., all dwelling units) as a "qualified low income housing project" under Section 42(g) of the Code as interpreted from time to time in regulations and rulings promulgated thereunder. The General Partners shall not take any action which would cause the termination or discontinuance of the qualification of the Project as a "qualified low income housing project" under Section 42(g) of the Code or which would cause the recapture of any low income housing tax credit under the Code without the Consent of the Investment Partnership.

D. The General Partners shall prepare and submit to the Secretary of the Treasury (or any other Agency designated for such purpose), on a timely basis, any and all annual reports, information returns and other certifications and information and shall take any and all other action required (i) to insure that the Partnership (and its Partners) will continue to qualify for the low-income housing credit described in Section 42 of the Code for at least the Qualifying Percentage of dwelling units in the Project and (ii) unless the Consent of the Investment Partnership is received to act otherwise in a particular instance, to avoid recapture of such credit for failure to comply with the requirements of Section 42 of the Code.

E. The General Partners agree that, except as provided in or contemplated by the Regulatory Agreement, neither they nor any of their Related Persons will at any time bear the economic risk of loss for payment of the Mortgage Loans. The General Partners agree that they will not cause any Limited Partner at any time to bear the economic risk of loss for payment or performance under any Note or Mortgage; provided, however, that the Limited Partners shall be liable for the performance of their obligations set forth in this Agreement. Each Limited Partner agrees not to take any action which would cause him to bear the economic risk of loss for payment of any Mortgage Loan.

F. The General Partners shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in their immediate possession or control. The General Partners shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Partnership.

G. No General Partner shall contract away the fiduciary duty owed at common law to the Limited Partners.

H. Any Affiliate of a General Partner rendering services to the Partnership must comply with the requirements as to experience of such Affiliate contained in Section II.A. of the NASAA Guidelines.

I. The General Partners shall (i) not store (except in compliance with all laws, ordinances, and regulations pertaining thereto), or dispose of any Hazardous Material at the Project; (ii) neither directly nor indirectly transport or arrange for the transport of any Hazardous Material at, from or to the Project (except in compliance with all laws, ordinances, and regulations pertaining thereto); (iii) provide the Limited Partners with written notice (x) upon any General Partner's obtaining knowledge of any potential or known release, or threat of release, of any Hazardous Material at or from the Project; (y) upon any General Partner's receipt of any notice to such effect from any federal, state, or other governmental authority; and (z) upon any General Partner's obtaining knowledge of any incurrence of any expense or loss by any such governmental authority in connection with the assessment, containment, or removal of any Hazardous Material at or from the Project for which expense or loss any General Partner may be liable or for which expense or loss a lien may be imposed on the Project.

Section 6.5 Representations and Warranties; Certain Indemnities

A. The General Partners hereby represent and warrant to the Investment Partnership that the following are true as of the date hereof (except for Sections 6.5A(xi), 6.5A(xii) and 6.5A(xiii), which are continuing representations):

(i) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all recording requirements with each proper governmental authority necessary to establish the limited liability of the Limited Partners as provided herein.

(ii) No litigation or proceeding against the Partnership or any General Partner is pending before any court, administrative agency or other governmental authority which would, if adversely determined, have a material adverse effect on the Partnership, its business or operations, except for such matters as to which the likelihood of such a determination adverse to the Partnership is, in the opinion of Partnership Counsel or other counsel acceptable to the Investor Limited Partner, remote.

(iii) (a) No default by the Partnership, in any material respect has occurred or is continuing (nor has there occurred any continuing event which, with the giving of notice or the passage of time or both, would constitute such a default in any material respect) under any of the Project Documents.

(b) To the knowledge of the General Partners, after due inquiry, the Project Documents will be in full force and effect (except to the extent fully performed in accordance with their respective terms) upon acquisition of the Project by the Partnership .

(iv) No Partner or Related Person thereof bears the economic risk of loss with respect to the indebtedness evidenced by the Notes and secured by the Mortgages.

(v) To the knowledge of the General Partners, after due inquiry, the zoning classification of the Property is as stated on Schedule B, under which the present use of the Property is permitted.

(vi) To the knowledge of the General Partners, based upon the Title Policy, upon acquisition of the Property, the Partnership will own the fee simple interest in the Property, free and clear of any liens, charges or encumbrances other than the Mortgages, matters set forth in the Title Policy, encumbrances the Partnership is permitted to create under Sections 2.4 and 6.1, and mechanics' or other liens which have been bonded against in such a manner as to preclude the holder of such lien from having any recourse to the Property or the Partnership for payment of any debt secured thereby.

(vii) The execution and delivery of all instruments and the performance of all acts pertaining to the Partnership heretofore or hereafter made or taken or to be made or taken, and the execution and delivery of all instruments and the performance of all acts pertaining to the Property hereafter to be made or taken by any General Partner or Management Agent which is a corporation have been or will be duly authorized by all necessary corporate or other action, and, to the knowledge of the General Partners, after due inquiry, the consummation of any such transactions with or on behalf of the Partnership will not constitute a breach or violation of, or a default under, the charter or by-laws of any such corporation or any agreement by which any such corporation or any of its properties is bound, nor constitute a violation of any law, administrative regulation or court decree.

(viii) No General Partner is in default in any material respect in the observance or performance of any provision of this Agreement to be observed or performed by such General Partner.

(ix) No Event of Bankruptcy has occurred with respect to any General Partner.

(x) The entire Project qualifies as a "qualified low-income housing project" under Section 42(g) of the Code and not less than the Qualifying Percentage of apartment units in the Project qualify as "low income" apartment units under Section 42 of the Code.

(xi) The General Partners satisfy the Designated Net Worth Standard.

(xii) The Managing General Partner has at least two years' relevant real estate or other experience demonstrating the knowledge and experience to acquire and manage assets such as the Project, and has a financial condition commensurate with any financial obligations assumed

in the operation of the Partnership (at minimum, an aggregate financial net worth, exclusive of home, automobile and home furnishings, of the greater of either $50,000 or an amount at least equal to 5% of the gross amount of all offerings sold by such General Partner within the prior twelve months plus 5% of the gross amount of the Capital Contribution of the Investor Limited Partner, to an aggregate maximum net worth of $1,000,000), except that the foregoing requirements with respect to net worth shall not apply where the Managing General Partner is a non-profit organization or an Affiliate thereof.

(xiii) Any Affiliate of a General Partner rendering services to the Partnership shall have not less than four years' relevant experience in the kind of service being rendered or otherwise must demonstrate sufficient knowledge and experience to perform the services proposed.

B. The General Partners jointly and severally agree to indemnify promptly and hold harmless the Partnership and the Limited Partners from and against any and all losses, damages and liabilities which the Partnership and the Limited Partners may incur by reason of any liabilities to which the Partnership is subject at the Admission Date (except to the extent such liability is within the coverage of the indemnity set forth in paragraph C below); provided, however, that the foregoing indemnification shall not apply to the Mortgages, necessary contractual obligations normally incurred pursuant to the Project Documents in connection with the operation of the Property, or to acts for which the General Partners are entitled to indemnification under Section 6.6.

C. The General Partners shall indemnify, defend, and hold the Limited Partners harmless from and against any claim brought or threatened against the Limited Partners on account of the presence of any Hazardous Material at the Project (except to the extent such circumstances are the result of acts of the Investor Limited Partner or Special Limited Partner). Notwithstanding anything else set forth in this Agreement, this indemnification shall survive the withdrawal of any General Partner and/or the termination of this Agreement except to the extent that the claim brought or threatened against the Limited Partners arose from an act or event occurring after the time the General Partners were General Partners of the Partnership.

D. The General Partners agree that neither they nor any of their Related Persons will at any time bear the economic risk of loss for payment of the Mortgage Loans or the indebtedness issued under and secured by the Mortgages, and that they will not cause any Limited Partner or Related Person thereof at any time to bear the economic risk of loss for payment or performance under the Note, the Mortgage or any other of the Project Documents except to the extent specifically provided for in the Regulatory Agreement; provided, however, that the Limited Partners shall be liable for the performance of their obligations set forth in this Agreement. Each Limited Partner agrees not to take any action which would cause him or any Related Person thereof to bear the economic risk of loss for payment of the Mortgage Loans.

Section 6.6 Indemnification

Each General Partner (including any Retired General Partner) shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by him or it in connection with the Partnership, provided that the same were not the result of negligence or misconduct on the part of the General Partner or any of its "Designated Affiliates" (as such term is defined in Section 6.7B.) and were the result of a course of conduct which the General Partners, in good faith, determined was in the best interest of the Partnership. Any indemnity under this Section 6.6 shall be provided out of and to the extent of Partnership assets only, and no Limited Partner shall have any personal liability on account thereof; provided, however, that no indemnification shall be provided for any losses, liabilities or expenses arising from or out of any alleged violation of federal or state securities laws unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and the court approves indemnification of litigation costs; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court approves indemnification of litigation costs; or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made. In any claim for indemnification in connection with a settlement which was so approved, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission, the Massachusetts Securities Division, any state securities administrator whose rules require the application of the NASAA Guidelines and any other state securities administrator whose rules or published policies require such disclosure with respect to the issue of indemnification for securities law violations.

The Partnership shall not incur that cost of that portion of any insurance which insures any party against any liability as to which such party is herein prohibited from being indemnified.

Section 6.7 Liability of General Partners to Limited Partners

A. No General Partner or Designated Affiliate (as defined in Section 6.7B) shall be liable, responsible or accountable for damages or otherwise to the Partnership or to any Limited Partner for any loss suffered by the Partnership which arises out of any action or inaction of such General Partner or Designated Affiliate if that General Partner or Designated Affiliate, in good faith, determined that such course of conduct was in the best interests of the Partnership and such course of conduct did not constitute negligence or misconduct on the part of that General Partner or Designated Affiliate.

B. As used in Sections 6.6 and 6.7, a "Designated Affiliate" is any Person performing services on behalf of the Partnership who: (1) directly or indirectly controls, is controlled by, or is under common control with any General Partner, (2) owns or controls 10% or more of the outstanding voting securities of any General Partner, (3) is an officer, director, partner or

trustee of any General Partner, or (4) if any General Partner is an officer, director, partner or trustee, of any company for which the General Partner acts in any such capacity.

Section 6.8 Joint and Several Obligations

All obligations of the General Partners hereunder are joint and several obligations of the General Partners, except as herein expressly provided to the contrary.

Section 6.9 Project Expense Loans

If the Partnership shall at any time require funds for any Project Expenses (other than to make payments to Partners, payments of any outstanding Project Expense Loans or other obligations herein provided to be payable solely out of Cash Flow or distributions of proceeds from a Capital Transaction) the General Partners shall be permitted (but shall not be obligated) to lend the Partnership the funds required. Such loans shall be Project Expense Loans. Any such Project Expense Loans shall be repayable with interest at the Designated Prime Rate only as provided in Article X.

Section 6.10 Certain Payments to the General Partners and Affiliates

A. All of the Partnership's expenses shall be billed directly to, and paid by, the Partnership to the extent practicable. Subject to the terms of this Agreement, including without limitation Section 6.10B., reimbursements to a General Partner or any of its Affiliates by the Partnership shall be allowed as provided in this 6.10A. for the lower of (a) actual cost to the General Partners or any of their Affiliates of the Partnership's actual operating cash expenses or (b) the amount the Partnership would be required to pay to independent parties for comparable administrative services in the same geographical location, including the following general functions of the Partnership:

(i) Partnership operations, which shall include without limitation the following: implementation of Partnership investment policies, implementation of periodic physical inspections and informal market surveys; direction and review of work of managers, contractors and leasing agents; payment of fees and expenses to independent contractors, mortgage brokers, brokers, leasing agents, consultants, insurance brokers, and other agents; implementation and review of reserves and working capital and recommendations with respect to changes thereto; preparation, presentation, and implementation of cash distribution decisions; financial analysis; preparation of Partnership status reports; initiation and implementation of any other positive action necessary to optimize the potential benefits for the Partnership; payment of any and all liabilities, losses, judgments, expenses (including attorneys' fees and disbursements) and amounts paid in settlement of claims arising from any claims for personal injury, property damage, wrongful death and other risks arising out of the business of the Partnership; supervision and

expenses of professionals employed by the Partnership in connection with any of the above, including attorneys, accountants, and appraisers; initiation and analysis of recommendations to sell the Project on acceptable terms of sale; and payment of audit and other fees;

(ii) Partnership accounting, which shall include without limitation the following: preparation and documentation of Partnership accounting and audits; preparation and documentation of budgets, economic surveys, projections of Cash Flow, profits and losses, tax credits and working capital requirements; preparation of regulatory and tax reports; costs of any computer equipment or services used for or by the Partnership; costs of any accounting, statistical, or bookkeeping equipment necessary for the maintenance of the books and records of the Partnership;

(iii) legal services, which shall include without limitation the following: expenses of revising and amending this Agreement or converting, modifying, or terminating the Partnership or this Agreement; monitoring litigation, if any; costs incurred in connection with any litigation in which the Partnership is involved as well as any examination, investigation, or other proceeding conducted therewith, subject to the provisions of Section 6.6; and costs of qualifying or licensing the Partnership;

(iv) tax services, which shall include without limitation the following: tax planning for the Partnership; preparation and documentation of Partnership Federal, state and local tax returns; review of tax projections;

(v) computer services, which shall include without limitation the following: costs of any computer equipment or services used for or by the Partnership, including processing of accounting records relating to the Partnership;

(vi) risk management, which shall include without limitation the following: inspection services, special consultant fees, premiums, loss adjustments, and any other expenses of insurance required in connection with the business of the Partnership; and

(vii) any other related operational and administrative expenses necessary for the prudent organization and operation of the Partnership.

For purposes of this Section 6.10A, the term "reimbursements" shall not be deemed to embrace repayment of loans or direct payment for goods or services obtained in compliance with Section 2.4(v).

B. Neither the General Partners nor any of their Affiliates shall be entitled to any fees or profits from the Partnership in connection with the acquisition of the Land or Improvements from PHFA or for the administration of the Partnership's business or otherwise without the Consent of the Investment Partnership, except for (i) payments provided in Section 6.10A. above,

(ii) payments of the Management Fee referred to in Article XI, (iii) fees and distributions under Article X, and (iv) such other fees as may be permitted to be paid in compliance with Section 2.4(v).

ARTICLE VII

Withdrawal of General Partner; New General Partners

Section 7.1 Voluntary Withdrawal

A. For so long as the Investment Partnership shall be the sole Investor Limited Partner, no General Partner shall have the right to withdraw or Retire voluntarily from the Partnership or sell, assign or encumber his Interest without the Consent of the Investment Partnership and, if required, any Requisite Approvals.

B. Notwithstanding the foregoing, a General Partner may at any time propose to the Investment Partnership a Person to serve as its successor or if at such time there be more than one General Partner, to serve as a successor to one or more of the General Partners desiring to withdraw. If the Investment Partnership has consented thereto or if, pursuant to Section 7.5, such a consent is not required, and any Requisite Approvals are obtained to such withdrawal and the admission of such successor, all Partners hereby agree, subject to the provisions of Section 7.5, that this Agreement and the Certificate shall be appropriately amended to effect such withdrawal and admission.

Section 7.2 Obligation to Continue

In the event of the Retirement of any General Partner, the remaining General Partners, if any, and any successor General Partner shall have the obligation to elect to continue the business of the Partnership employing its assets and name, all as contemplated by the laws of the State. The rights provided for in Section 7.5 may be exercised concurrently with any such continuance. Within ten (10) days after the occurrence of such Retirement, the remaining General Partners, if any, shall notify the Investor Limited Partner thereof.

Section 7.3 Successor General Partner

A. Upon the occurrence of any Retirement, the remaining General Partners may designate a Person to become a successor General Partner to the Retired General Partner. Except as provided in Section 7.5 and subject to the provisions of Section 7.5, any Person so designated, subject to the Consent of the Investment Partnership and, if required by the Uniform Act or any other applicable law, the consent of any other Partner so required, shall become a successor General Partner upon his written agreement to be bound by the Mortgages and any other documents required in connection therewith and by the provisions of this Agreement.

B. If any Retirement shall occur at a time when there is no remaining General Partner and no successor General Partner is to be admitted pursuant to Section 7.3A., then the Investment Partnership shall have the right, subject to any Requisite Approvals and the provisions of Sections 6.3C. and 7.5, to designate a Person to become a successor General Partner upon his written agreement to be bound by the Mortgages and any other documents required in connection therewith and by the provisions of this Agreement.

C. If the Investment Partnership elects to reconstitute the Partnership and admit a successor General Partner pursuant to this Section 7.3, the relationship of the Partners in the reconstituted Partnership shall be governed by this Agreement.

D. If any successor General Partner is to be the Managing General Partner, then such successor General Partner shall meet the requirements of Section 6.5A(xii).

Section 7.4 Interest of Predecessor General Partner

A. Except as provided in Section 7.3A., no assignee or transferee of all or any part of the Interest as a General Partner of a General Partner shall have any automatic right to become a General Partner. Until the acquisition of the Interest of a Retiring General Partner pursuant to Section 7.8, such Interest shall be deemed to be that of an assignee and the holder thereof shall be entitled only to such rights as an assignee may have as such under the laws of the State.

B. Anything herein contained to the contrary notwithstanding, any General Partner who withdraws voluntarily in violation of Section 7.1 shall remain liable for all its obligations and liabilities hereunder incurred or accrued prior to the date of its withdrawal and for any loss or damage which the Partnership or any of its Partners may incur as a result of such withdrawal (except as provided in Section 6.7), except for any loss or damage attributable to the default, negligence or misconduct of a successor General Partner admitted in its place under this Agreement.

C. The estate (which term, for purposes of this Section 7.4C., shall include the heirs, distributees, estate, executors, administrators, guardian, committee, trustee or other personal representative) of a Retired General Partner shall be liable for all his liabilities and obligations hereunder, except as provided in this Section 7.4C. In the event of the death, insanity or incompetency of a General Partner, his estate shall remain liable for his obligations under Section 6.8, for all his other obligations and liabilities hereunder incurred or accrued prior to the date of such event, and for any damages arising out of any breach of this Agreement by him, but his estate shall not have any obligation or liability on account of the business of the Partnership or the activities of the other General Partners after his death, insanity or incompetency unless it elects to become a General Partner pursuant to Section 7.3A.

Section 7.5 Event of Bankruptcy as to a General Partner; Removal of a General Partner and Transfer of Its Interest

A. If an Event of Bankruptcy shall have occurred as to a General Partner, the Special Limited Partner may (i) replace such General Partner with a successor general partner (the "Successor") willing to serve as a General Partner and reallocate to the Successor (and the bankrupt General Partner hereby assigns to the Successor in such event) the interest of the bankrupt General Partner in profits and losses, Cash Flow and net cash proceeds of a Capital Transaction (provided, however, that in no event shall any fees which are earned be so reallocated), or (ii) add an additional General Partner willing to serve as such with such of the powers of the bankrupt General Partner hereunder as the Special Limited Partner may designate and make a similar reallocation to that contemplated by the foregoing clause (i), which the bankrupt General Partner hereby ratifies in such event. Upon the selection of the Successor as aforesaid and his admission as a General Partner, the bankrupt General Partner shall not have any further rights, powers, liabilities or obligations under this Agreement and/or in respect of the Project, provided, however, that the bankrupt General Partner shall continue to be responsible for any loss caused by the nonperformance of its obligations under this Agreement. If all or any part of the general partner interest of a General Partner is reallocated pursuant to this Section 7.5, such General Partner shall be entitled to receive the fair market value of the Interest (or portion thereof) so reallocated; such fair market value shall be determined and paid in accordance with Section 7.8. No exercise of rights pursuant to this Section 7.5 need be delayed pending determination of such value.

B. Each Partner (including any General Partner removed as aforesaid) hereby irrevocably nominates and appoints the Special Limited Partner and each of its officers, with full power of substitution, as the attorney-in-fact of such Partner, in his name, place and stead, to make, execute and deliver any and all amendments to this Agreement, the Certificate, business certificates and instruments of like tenor which may be necessary or appropriate to give effect to the provisions of this Section 7.5.

C. Inasmuch as the interests of the Partners under this Agreement depend on the continuing existence of a viable General Partner willing and able to perform the functions of the General Partner under this Agreement, the rights of, and payments to, the General Partner have been agreed on in consideration, among other things, of the agreement and ability of the General Partners to perform such functions, and the inclusion of this Section 7.5 in this Agreement has been a material inducement to the Investor Limited Partner to enter into this Agreement. Each Partner hereby ratifies and confirms any action authorized by the Special Limited Partner as provided by and in accordance with the provisions of this Section 7.5.

Section 7.6 Designation of New General Partners

The General Partners may, with the written consent of all Partners, at any time designate new General Partners, each with such Interest as a General

Partner in the Partnership as the General Partners may specify, subject to any Requisite Approvals.

Any new General Partner shall, as a condition of receiving any interest in the Partnership property, agree to be bound by the Project Documents and any other documents required in connection therewith and by the provisions of this Agreement, to the same extent and on the same terms as any other General Partner.

Section 7.7 Amendment of Certificate; Approval of Certain Events

Upon the admission of a new General Partner pursuant to the preceding provisions of this Article VII, the Schedule shall be amended to reflect such admission and an amendment to the Certificate, also reflecting such admission, shall be filed as required by the Uniform Act.

Each Partner hereby consents to and authorizes any admission or substitution of a General Partner or any other transaction, including, without limitation, the continuation of the Partnership business, which has been authorized under the provisions of this Agreement, and hereby ratifies and confirms each amendment of this Agreement necessary or appropriate to give effect to any such transaction.

Section 7.8. Valuation and Sale of Interest of Former General Partner

A. If the business of the Partnership is continued after an "Event of Withdrawal" (as defined in Section 7.8C.) of a General Partner, or if, following such event, the Partnership is reconstituted, or if a General Partner is removed pursuant to Section 4.7A and 4.7B, in each case as contemplated by this Agreement, the Partnership shall purchase such General Partner's Interest for a price equal to the fair market value thereof. Such fair market value shall be determined by two independent appraisers, one selected by the former General Partner or his representative and one by the Partnership. If such appraisers are unable to agree on the value of the former General Partner's Interest, they shall jointly appoint a third independent appraiser whose determination shall be final and binding. The appraisers may act with or without a hearing, and the cost of the appraisal will be shared equally between such former General Partner and the Partnership. Notwithstanding the foregoing, if a General Partner is removed by the Investor Limited Partner for cause, or if a General Partner has voluntarily withdrawn from the Partnership in contravention of the terms of this Agreement, the purchase price paid to such General Partner for its Interest shall be reduced by an amount determined by an arbitrator mutually agreeable to counsel to the Partnership and counsel for the General Partner to adequately compensate the Partnership for the action of such General Partner leading to its removal, or for the fact of its violation of the terms of this Agreement.

B. Promptly after the determination of the purchase price of a former General Partner's Interest pursuant to Section 7.8A., the Partnership shall deliver to such former General Partner a promissory note of the Partnership

for such purchase price, payable in five equal consecutive annual installments commencing on the first anniversary of the date of such note. Such promissory note shall bear simple interest at the rate per annum which is at all times equal to the "base rate" announced from time to time by The First National Bank of Boston, payable on the last day of each calendar quarter which such note is outstanding; provided, however, that if such note is delivered following an Event of Withdrawal of a General Partner which is voluntary on its part or a removal for cause, then (i) such note shall neither be secured nor bear interest, and (ii) the principal payable to the withdrawing General Partner shall be limited in amount and date of payment to distributions which such withdrawing General Partner would have received under this Agreement had he not withdrawn. Within 120 days after the determination of the purchase price of the former General Partner's Interest, the Partnership may, with the consent of all remaining General Partners and the Consent of the Investor Limited Partner, sell such Interest to one or more Persons, who may be Affiliates of the remaining General Partner or General Partners, and admit such Person or Persons to the Partnership as substitute General Partners; provided, however, that the purchase price to be paid to the Partnership for the Interest of the former General Partner shall not be less than its purchase price as determined by the appraisal and, if applicable, arbitration described above. Such substitute General Partner or Partners may pay said purchase price in installments in the manner set forth above in this Section 7.8B.

C. For the purposes of this Section 7.8, the term "Event of Withdrawal" shall mean the occurrence of any of the following events as to a General Partner: (i) its withdrawal from the Partnership pursuant to the Uniform Act; (ii) the assignment of all of its Partnership Interest (within the meaning of the Uniform Act); (iii) its removal in accordance with this Agreement; (iv) its (a) making of an assignment for the benefit of creditors, (b) filing of a voluntary petition in bankruptcy, (c) adjudication as a bankrupt or insolvent, or the entrance against it of an order for relief in any bankruptcy or insolvency proceeding, (d) filing of a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (e) filing of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, or (f) seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator of itself or of all or any substantial part of its properties; (v) the lapse of 120 days after the commencement of any proceeding against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if during such period the proceeding has not been dismissed, or the lapse of 90 days after the appointment, without its consent or acquiescence, of a trustee, receiver or liquidator of itself or of all or any substantial part of its properties, if during such period the appointment is not vacated or stayed, or if within 90 days after the expiration of any such stay, the appointment is not vacated; (vi) in the case of a General Partner who is a natural person, (a) his death, or (b) the entry by a court of competent jurisdiction adjudicating him incompetent to manage his person or property; (vii) in the case of a General Partner who is acting as a general partner by virtue of being a trustee of a trust, the termination of the trust (but not

merely the substitution of a new trustee); (viii) in the case of a General Partner that is a separate partnership, the dissolution and commencement of winding up of the separate partnership; (ix) in the case of a General Partner that is a corporation, the filing of a certificate of dissolution, or its equivalent, for the corporation, or the revocation of its charter and the expiration of 90 days after the date of notice to the corporation of revocation without a reinstatement of its charter; or (x) in the case of a General Partner that is an estate, the distribution by the fiduciary of the estate's entire interest in the Partnership. Notwithstanding the foregoing, an Event of Withdrawal shall not be deemed to have occurred as to a General Partner under the preceding clause "(v)" until 120 days shall have elapsed after notification of such event has been given to the Investor Limited Partner of the event which, with or without lapse of time, would constitute an event contemplated by such clause.

ARTICLE VIII

Transfer of Limited Partner Interests

Section 8.1 Right to Assign

A. Except as restricted in this Article VIII or by operation of law, each Limited Partner shall have the right to assign his Interest in the Partnership, or in the capital, assets or property of the Partnership, or enter into any agreement as a result of which any Person shall become interested with him in the Partnership, without the written consent of the General Partners. Notwithstanding the foregoing, in no event shall any assignee of a Limited Partner have any right to become a Substitute Limited Partner without compliance with all applicable provisions of this Article VIII.

B. Notwithstanding the provisions of Section 8.1A. but subject to any Requisite Approvals and to compliance with applicable securities laws, the Investment Partnership shall have the right, at any time between the tenth and eighteenth anniversaries of the Admission Date, to transfer its Limited Partner Interest without the consent or approval of the General Partners or any other Partner. The General Partners shall cooperate with the Investment Partnership to facilitate such transaction by promptly furnishing complete and accurate financial and other relevant data regarding the Partnership, the Project, the General Partners and their Affiliates and any other matters reasonably necessary, in the judgment of the Investment Partnership, to effect such transaction. Each transferee of a Limited Partner Interest transferred in accordance with this Section 8.1B. shall be automatically admitted to the Partnership as a Substitute Limited Partner without necessity of General Partner approval as otherwise required under Section 8.3; provided, however, that the provisions of the final sentence of each paragraph of Section 8.3 shall apply to the admission of any such transferee to the Partnership.

C. Notwithstanding the provisions of Sections 8.1A. or 13.1, the Investment Partnership shall have the right at any time to substitute another Person as the Special Limited Partner without the consent or approval of the

General Partners, the Special Limited Partner or any other Partner. The General Partners shall cooperate with the Investment Partnership to facilitate such transaction by promptly furnishing complete and accurate financial and other relevant data regarding the Partnership, the Project, the General Partners and their Affiliates and any other matters reasonably necessary, in the judgment of the Investment Partnership, to effect such transaction. Each transferee of a Special Limited Partner Interest transferred in accordance with this Section 8.1C. shall be automatically admitted to the Partnership as a Substitute Limited Partner without necessity of General Partner approval as otherwise required under Section 8.3; provided, however, that the provisions of the final sentence of each paragraph of Section 8.3 shall apply to the admission of any such transferee to the Partnership.

Section 8.2 Restrictions

A. No sale or exchange of the Interest of any Person as a Limited Partner shall be made if such sale or exchange would violate Section 13.1, except a sale pursuant to Section 8.1B.

B. In no event shall all or any part of a Limited Partner's Interest be assigned or transferred to a minor or to an incompetent (other than to a member of a Limited Partner's Immediate Family by reason of death).

C. The General Partners may require as a condition of any assignment of any Interest, that the assignor assume all costs incurred by the Partnership in connection therewith.

D. Any assignment in contravention of any of the provisions of Section 8.1 or this Section 8.2 shall be void and ineffectual and shall not bind, or be recognized by, the Partnership.

Section 8.3 Substitute Limited Partners

Except as provided in Sections 8.1B. and 8.1C., no Limited Partner shall have the right to substitute an assignee as a Limited Partner in his place. The General Partners, however, may in their exclusive discretion permit any such assignee of a Limited Partner to become a Substitute Limited Partner and any such permission by the General Partners shall be binding and conclusive without the consent or approval of any other Person, except, if required, any Requisite Approvals. Any Substitute Limited Partner shall, as a condition of receiving any interest in the Partnership assets, agree to be bound (to the same extent as his assignor was bound) by the Project Documents and by the provisions of this Agreement.

Upon the admission of a Substitute Limited Partner, the Schedule shall be amended to reflect the name and address of such Substitute Limited Partner and to eliminate the name and address of his assignor and, if necessary, an amendment to the Certificate reflecting such admission shall be filed in accordance with the Uniform Act at least once each calendar quarter during which a Substitute Limited Partner is admitted, in order to effect the substitution thereof. Each Substitute Limited Partner shall execute such instrument or

instruments as shall be required by the General Partners to signify its agreement to be bound by all the provisions of this Agreement.

Section 8.4 Assignees

In the event of the decease or incapacity of any Limited Partner, his legal representatives shall have such rights as are afforded them by the Uniform Act. The death of a Limited Partner shall not dissolve the Partnership.

An assignee of a Limited Partner who does not become a Substitute Limited Partner in accordance with Section 8.3 shall, if such assignment is in compliance with the terms of this Agreement, have the right to receive the same share of profits, losses and distributions of the Partnership to which the assigning Limited Partner would have been entitled if no such assignment had been made by such Limited Partner.

Any Limited Partner who shall assign all his Interest shall cease to be a Limited Partner of the Partnership, and shall no longer have any rights or privileges or obligations of a Limited Partner except that, unless and until the assignee of such Limited Partner is admitted to the Partnership as a Substitute Limited Partner in accordance with Section 8.3, said assigning Limited Partner shall retain the statutory rights and be subject to the statutory obligations of an assignor limited partner under the Uniform Act as well as the obligation to make the Capital Contributions attributable to the Interest in question, if any portion thereof remains unpaid.

In the event of any assignment of a Limited Partner's Interest as a Limited Partner, there shall be filed with the Partnership a duly executed and acknowledged counterpart of the instrument making such assignment; such instrument must evidence the written acceptance of the assignee to all the terms and provisions of this Agreement; and if such an instrument is not so filed, the Partnership need not recognize any such assignment for any purpose.

In the case of any assignment of a Limited Partner's Interest as a Limited Partner, where the assignee does not become a Substitute Limited Partner, the Partnership shall recognize the assignment not later than the last day of the calendar month following receipt of notice of assignment and required documentation.

An assignee of a Limited Partner's Interest as a Limited Partner who does not become a Substitute Limited Partner as provided in Section 8.3 and who desires to make a further assignment of his Interest shall be subject to the provisions of this Article VIII to the same extent and in the same manner as any Limited Partner desiring to make an assignment of his Interest.

ARTICLE IX

Loans

A. All Partnership borrowings shall be subject to the restrictions of Section 6.1, this Article, the Project Documents and the Regulations. The General Partners may incur indebtedness for money borrowed on the general credit of the Partnership provided that all the proceeds of such indebtedness are used for expenditures necessary for the maintenance and repair of the Property and provided further that the aggregate of all such indebtedness outstanding at any one time shall not exceed $200,000. The General Partners may incur additional indebtedness on the general credit of the Partnership only with the Consent of the Investment Partnership, which Consent shall not be unreasonably withheld. To the extent borrowings are permitted, they may be made from any source, including Partners and Affiliates; provided, however, that borrowings may not be made from the Investment General Partners or Affiliates thereof. The Partnership may issue instruments evidencing Project Expense Loans pursuant to Section 6.9.

B. If any Partner shall lend any monies to the Partnership, such loan shall not be secured by property of the Partnership without the Consent of the Investment Partnership and the amount of any such loan shall not be an increase of his Capital Contribution. Subject to Section 6.9, any loans to the Partnership by a General Partner or an Affiliate of a General Partner may be made on such terms and conditions as may be agreed on by the Partnership, consistent with good business practices.

C. Notwithstanding the preceding provisions, the Partnership shall not borrow any funds from a general partner of a Limited Partner or an Affiliate of a general partner of a Limited Partner (the "Limited Partner Entities"), except that the Partnership may accept loans from a Limited Partner Entity or allow a Limited Partner Entity to post letters of credit for the Partnership, provided that the total amount of all such loans does not exceed 50% of the Limited Partners' Capital Contribution committed to the Partnership; provided, however, that such borrowings may only be made on a short-term basis (not to exceed one year) and the Partnership may not pay in connection therewith interest or other financing charges or fees in excess of the amounts which would be charges by unrelated lending institutions on comparable loans for the same purpose in the same locality.

ARTICLE X

Profits, Losses and Distributions

Section 10.1 Profits, Losses and Tax Credits

A. Except as otherwise specifically provided in this Article, for each fiscal year or portion thereof, profits, tax-exempt income, losses and non-deductible, non-capitalizable expenditures incurred and/or accrued by the Partnership, shall be allocated 1% to the General Partners and 99% to the Investor Limited Partners.

B. Except as otherwise specifically provided in this Article, all profits and losses arising from a Capital Transaction shall be allocated to the Partners as follows:

As to profits:

First, an amount of profit equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative balance Capital Accounts shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances; and

Second, an amount of profits shall be allocated to each of the Partners until the positive balance in the Capital Account of each Partner equals the amount of cash which would be distributed to such Partner if such profits were cash available to be distributed in accordance with the provisions of Clauses Fourth, Fifth, Sixth and Seventh of Section 10.5C.

As to losses:

First, an amount of losses equal to the aggregate positive balances (if any) in the Capital Accounts of all Partners having positive balance Capital Accounts shall be allocated to such Partners in proportion to their positive Capital Account balances until all such Capital Accounts shall have zero balances; provided, however, that if the amount of losses so to be allocated is less than the sum of the positive balances in the Capital Accounts of those Partners having positive balances in their Capital Accounts, then such losses shall be allocated to the Partners in such proportions and in such amounts so that the Capital Account balances of each Partner shall equal, as nearly as possible, the amount such Partner would receive if an amount equal to the excess of (a) the sum of all Partners' balances in their Capital Accounts computed prior to the allocation of losses under this clause First over (b) the aggregate amount of losses to be allocated to the Partners pursuant to this clause First were distributed to the Partners in accordance with the provisions of Clauses Fourth, Fifth, Sixth and Seventh of Section 10.5C; and

Second, the balance, if any, of such losses shall be allocated 1% to the General Partners and 99% to the Investor Limited Partners.

C. If (i) the Partnership incurs recourse obligations or Partner Non-Recourse Debt or (ii) the Partnership incurs losses from extraordinary events which are not recovered from insurance or otherwise (collectively "Recourse Obligations") in respect of any Partnership taxable year, then the calculation and allocation of profits and losses shall be adjusted as follows: first, an amount of deductions attributable to the Recourse Obligations shall be allocated to the Partner or Partners that bear the economic risk of loss (within the meaning of Treasury Regulation Section 1.704-1T(b)(4)(iv)(k)(1)) with respect to such obligations in the ratio in which they bear the economic risk of loss (or to the General Partners in the case of extraordinary events); and second, the balance of such deductions shall be allocated as provided in Section 10.1A. For purposes of this Section 10.1C., extraordinary events

includes casualty losses, losses resulting from liability to third parties for tortious injury, losses resulting from a breach of a legal duty by the Partnership or by the General Partners, and deductions resulting from other liabilities which are not incurred in the ordinary course of business. Nothing in this Section 10.1C. shall prevent the Partnership from recovering an extraordinary loss from a General Partner who is liable therefor by law or under this Agreement.

D. Notwithstanding the foregoing provisions of Sections 10.1.A. and 10.1.B., in no event shall any losses be allocated to a Limited Partner if and to the extent that such allocation would cause, as of the end of the Partnership taxable year, the negative balance in such Limited Partner's Capital Account to exceed such Limited Partner's share of Partnership Minimum Gain plus such Limited Partner's share of Partner Non-Recourse Debt Minimum Gain. Any losses which are not allocated to the Limited Partners by virtue of the application of this Section 10.1.D. shall be allocated as required under Treasury Regulation Section 1.704-1(b). For purposes of this Section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

E. The terms "profits" and "losses" used in this Agreement shall mean income and losses, and each item of income, gain, loss, deduction or credit entering into the computation thereof, as determined in accordance with the accounting methods followed by the Partnership and computed in a manner consistent with Treasury Regulation Section 1.704-1(b)(2)(iv).

F. Tax credits under Section 42 of the Code shall be allocated among the Partners in the same manner as the deductions attributable to the expenditures creating the tax credit are allocated among the Partners in accordance with Treasury Regulation Section 1.704-1(b)(4)(ii).

Section 10.2 Minimum Gain Chargebacks and Qualified Income Offset

A. If there is a net decrease in Partnership Minimum Gain during a Partnership taxable year, each Partner will be allocated items of income and gain for such year (and, if necessary, subsequent years) in the proportion to, and to the extent of, an amount equal to the greater of (i) the portion of such Partner's share of the net decrease in Partnership Minimum Gain during the year that is allocable to the disposition of Partnership property subject to one or more Partnership Non-recourse Liabilities or (ii) the deficit balance in such Partner's Capital Account at the end of such year. For purposes of the foregoing clause (ii), a Partner's Capital Account shall be determined (a) prior to taking into account any other allocations for the year, (b) by excluding from such deficit Capital Account balance the amount of such Partner's obligation, if any, to restore a deficit balance in his Capital Account, (c) by treating each Partner's share of Partnership Minimum Gain as an obligation to restore a deficit balance in each Partner's Capital Account and (d) by treating a Partner's share of the minimum gain attributable to Partner Non-Recourse Debt with respect to which such Partner or a Related Person bears

the economic risk of loss for such debt as an obligation to restore a deficit balance in his Capital Account. Such allocations shall be made in a manner consistent with the requirements of Treasury Regulation Section 1.704-1T(b)(4)(iv)(e) under Section 704 of the Code. For purposes of this Section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

B. If there is a net decrease in Partner Non-Recourse Debt Minimum Gain during a Partnership taxable year, then each Partner with a share of the minimum gain attributable to such debt at the beginning of such year will be allocated items of income and gain for such year (and, if necessary, subsequent years) in proportion to, and to the extent of, an amount equal to the greater of (i) the portion of such Partner's share of the net decrease in Partner Non-Recourse Debt Minimum Gain that is allocable to the disposition of Partnership property subject to such debt or (ii) the deficit balance in such Partner's Capital Account at the end of such year. For purposes of the foregoing clause (ii), a Partner's Capital Account shall be determined (i) prior to taking into account any other allocations for the year, (ii) by excluding from such deficit Capital Account balance the amount of such Partner's obligation, if any, to restore a deficit balance in his Capital Account, (iii) by treating each Partner's share of Partnership Minimum Gain as an obligation to restore a deficit balance in each Partner's Capital Account and (iv) by treating a Partner's share of the minimum gain attributable to Partner Non-Recourse Debt with respect to which such Partner or a Related Person bears the economic risk of loss as an obligation to restore a deficit balance in such Partner's Capital Account. Such allocations shall be made in a manner consistent with the requirements of Treasury Regulation Section 1.704-1T(b)(4) (iv)(h) under Section 704 of the Code. For purposes of this section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

C. If a Limited Partner unexpectedly receives (1) an allocation of loss or deduction or expenditures described in Section 705(a)(2)(B) of the Code made (a) pursuant to Section 704(e)(2) of the Code to a donee of an interest in the Partnership, (b) pursuant to Section 706(d) of the Code as the result of a change in any Partner's interest in the Partnership, or (c) pursuant to Regulation Section 1.751-1(b)(2)(ii) as a result of a distribution by the Partnership of unrealized receivables or inventory items or (2) a distribution, and such allocation and/or distribution would cause the negative balance in such Partner's Capital Account to exceed (i) such Partner's share of Partnership Minimum Gain plus (ii) the amount of such Partner's obligation, if any, to restore a deficit balance in his Capital Account, then such Partner shall be allocated items of income and gain in an amount and manner sufficient to eliminate such negative balance as quickly as possible. For purposes of this Section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

Section 10.3 Distributions Upon Dissolution

A. Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the

positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1.B. and 10.3.B. In the event that a General Partner has a negative balance in his Capital Account following the liquidation of the Partnership or his interest in the Partnership after taking into account all Capital Account adjustments for the Partnership taxable year in which the liquidation occurs, such General Partner shall pay to the Partnership in cash an amount equal to the negative balance in his Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within 90 days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.

B. With respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be profits and losses realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such profits and losses shall be allocated to the Partners in accordance with Section 10.1.B., and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section 10.3.B., "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing (but subject to Section 7701(g) of the Code), and the Partnership's adjusted basis for such assets as determined under Section 1.704-1(b). This Section 10.3.B. is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section 10.3.B. or elsewhere herein is intended to treat or cause such distributions to be treated as sales for value. The fair market value of such assets shall be determined by an appraiser to be selected by the General Partners with the Consent of the Investor Limited Partner.

Section 10.4 Special Provisions

A. Except as otherwise provided in this Agreement, all profits, losses and credits shared by the respective classes composed of the Special Limited Partners and the General Partners shall be allocated among the members of such class in accordance with the percentages set forth opposite their respective names in the Schedule. The Investor Limited Partner and Special Limited Partner each shall be deemed to have been admitted to the Partnership as of the first day of the month during which its actual admission occurs for purposes of allocating profits and losses.

B. Notwithstanding the foregoing provisions in this Article X: Income, gain, loss and deduction with respect to property which has a variation between its basis computed in accordance with Treasury Regulation Section 1.704-1(b) and its basis computed for federal income tax purposes shall be shared among the Partners so as to take account of such variation in a

manner consistent with the principles of Section 704(c) of the Code and Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

C. If any profit arises from the sale or other disposition of any Partnership asset which shall be treated as ordinary income under the depreciation recapture provisions of the Code, then the full amount of such ordinary income shall be allocated among the Partners in the proportions that the Partnership deductions from the depreciation giving rise to such recapture were actually allocated. In the event that subsequently enacted provisions of the Code result in other recapture income, no allocation of such recapture income shall be made to any Partner who has not received the benefit of those items giving rise to such other recapture income.

D. If the Partnership shall receive any purchase money indebtedness in partial payment of the purchase price of the Project and such indebtedness is distributed to the Partners pursuant to the provisions of Section 10.5C or Section 10.3, the distributions of the cash portion of such purchase price and the principal amount of such purchase money indebtedness hereunder shall be allocated among the Partners in the following manner: On the basis of the sum of the principal amount of the purchase money indebtedness and cash payments received on the sale (net of amounts required to pay Partnership obligations and fund reasonable reserves), there shall be calculated the percentage of the total net proceeds distributable to each class of Partners based on Section 10.5C or Section 10.3, as applicable, treating cash payments and purchase money indebtedness principal interchangeably for this purpose, and the respective classes shall receive such respective percentages of the net cash purchase price and purchase money principal. Payments on such purchase money indebtedness retained by the Partnership shall be distributed in accordance with the respective portions of principal allocated to the respective classes of Partners in accordance with the preceding sentence, and if any such purchase money indebtedness shall be sold, the sale proceeds shall be allocated in the same proportion.

E. In the event that any fee payable to any General Partner or any Affiliate shall instead be determined to be a non-deductible, non-capitalizable distribution from the Partnership to a Partner for Federal income tax purposes, then there shall be allocated to such General Partner an amount of gross income equal to such distribution.

F. All Partnership expenditures which are subject to Section 709(a) of the Code shall be allocated among the Partners in accordance with the amount of such expenditures attributable to the acquisition of their respective Interests.

G. In applying the provisions of Article X with respect to distributions and allocations, the following ordering of priorities shall apply:

(1) Capital Accounts shall be deemed to be reduced by Qualified Income Offset Items.

(2) Capital Accounts shall be reduced by distributions of Cash Flow under Section 10.5A.

(3) Capital Accounts shall be reduced by distributions from Capital Transactions under Section 10.5C.

(4) Capital Accounts shall be increased by any Minimum Gain chargeback under Section 10.2.A or 10.2.B.

(5) Capital Accounts shall be increased by any Qualified Income Offset under Section 10.2.C.

(6) Capital Accounts shall be increased by allocations of profits under Section 10.1.A.

(7) Capital Accounts shall be reduced by allocations of losses under Section 10.1.A.

(8) Capital Accounts shall be reduced by allocations of losses under Section 10.1.B.

(9) Capital Accounts shall be increased by allocations of profits under Section 10.1.B.

H. To the maximum extent permitted under the Code, allocations of profits and losses shall be modified so that the Partners' Capital Accounts reflect the amount they would have reflected if adjustments required by Section 10.2 had not occurred.

I. To the extent that interest on obligations to the General Partners or their Affiliates is determined to be deductible by the Partnership in excess of the stated amount of interest payable thereunder, the corresponding additional interest deduction shall be allocated solely to the General Partners.

Section 10.5 Distributions Prior to Dissolution

A. Subject to any Requisite Approvals, Cash Flow for each fiscal year (or fractional portion thereof) after the Admission Date shall be distributed, within 120 days after the end of each fiscal year, in the following order of priority:

First, to the payment of any Project Expense Loans then outstanding; and

Second, any balance, 90.1% to the Investor Limited Partner, 8.9% to the Class A Limited Partner and 1.0% to the General Partners.

provided, however, that if any Recapture Amount shall be then due and owing to the Investor Limited Partner, then the amounts which would otherwise have been paid or distributed to the Class A Limited Partner pursuant to Clauses First

and Second of this Section 10.5A shall be reduced by such Recapture Amount and the amount which would otherwise have been distributed to the Investor Limited Partner pursuant to Clause Second of this Section 10.5A shall be increased by such Recapture Amount. If the foregoing distribution is not effected within 90 days after the end of such fiscal year, the General Partners shall furnish to the Investment Partnership on or before such ninetieth (90th) day a written estimate of the anticipated amounts to be distributed for such fiscal year pursuant to this Section 10.5A.

B. Definition of Cash Flow

(i) For all purposes of this Agreement, for so long as the Partnership is bound by the Regulatory Agreement, the term "Cash Flow" shall mean "Excess Revenue" as that term is defined in the Regulatory Agreement. At any time when the Partnership is not bound by the Regulatory Agreement, the term "Cash Flow" shall mean the profits or losses of the Partnership from and after the Admission Date (as said profits and losses shall be determined for purposes of Section 10.1A.), but subject to any applicable requirement of the Lender or any Agency, and further subject to the following:

(a) In determining Cash Flow for any year, there shall be added (1) depreciation, amortization of prepaid items and deferred costs and other non-cash charges, (2) payments to the Partnership out of the proceeds of business or rental interruption insurance, (3) amounts accrued for such year by the Partnership and expensed or deducted for such year in calculating Partnership profits and losses, but payable only from Cash Flow for such year pursuant to this Agreement and (4) funds released from any escrow account other than for payments of capital expenditures.

(b) In determining Cash Flow for any year, there shall be subtracted (1) principal payments on Partnership indebtedness, (2) payments to reserve accounts required by the Agency or the Lender or pursuant to the Project Documents, (3) other reasonable payments to the Partnership reserve accounts determined by the General Partners, (4) payments for capital expenditures, unless withdrawn from Partnership reserve accounts, and (5) fees and other cash expenditures permitted by this Agreement to the extent actually paid by the Partnership in such year to the extent not expensed or deducted for such year in calculating Partnership profits and losses (except for any such payments of items referred to in this clause (b) made out of (x) Capital Contributions, proceeds of a Capital Transaction or other sources not included in determining such profits and losses, or (y) Cash Flow); and

(c) Gain or losses from any sale, exchange, eminent domain taking, damage or destruction by fire or other casualty (whether or not insured) or other disposition of all or any part of the Property (other than the proceeds of any business or rental interruption

insurance), Capital Contributions to the Partnership and the proceeds of any mortgage and loan or refinancing proceeds shall not be included in such profits and losses in determining Cash Flow.

(ii) Cash Flow shall be determined separately for each fiscal year and shall not be cumulative.

C. Distributions of Other Than Cash Flow

Prior to dissolution, if the General Partners shall determine that there are proceeds available for distribution from a Capital Transaction, such proceeds shall be applied and distributed as follows:

First, to discharge, to the extent required by any lender or creditor, the debts and obligations of the Partnership (other than items listed in the ensuing clauses of this Section 10.5C.);

Second, to fund reserves for contingent liabilities to the extent deemed reasonable by the General Partners (other than items listed in the ensuing clauses of this Section 10.5C.);

Third, to the repayment of any outstanding Project Expense Loans;

Fourth, to the payment to each Partner of an amount sufficient to bring to zero its Adjusted Capital Contribution; provided that if funds are insufficient to distribute the maximum amount which would be distributable under this Clause Fourth, the amount available for distribution shall be distributed ratably among the Partners in accordance with their respective Adjusted Capital Contributions;

Fifth, to the Investor Limited Partner an amount equal to 111% of the Recapture Amount determined under Section 10.5F, less amounts previously paid to the Investor Limited Partner pursuant to this Clause Fifth;

Sixth, $10,000 to the Special Limited Partner; and

Seventh, the balance of such proceeds, if any, shall be distributed 90.1% to the Investor Limited Partner, 8.9% to the Class A Limited Partner and 1.0% to the General Partners.

D. All distributions to the respective classes composed of the Special Limited Partner and the General Partners shall be shared by the members of such classes in accordance with the percentages set forth opposite their respective names in the Schedule, except as otherwise provided in this Agreement.

E. [Reserved]

F. (i) If at any time during the "compliance period" (as defined in Section 42(i)(1) of the Code), the Project ceases to be a "qualified low income housing project" (as defined in Section 42(g)(1) of the Code) or any unit in the Project ceases to be a "low income unit" (as defined in Section 42(i)(3) of the Code), and as a result thereof all or any portion of credits allowed to the Partnership and its Partners under Section 42 of the Code are subject to recapture pursuant to Section 42(j) of the Code and the Investor Limited Partner (or any of its partners) is subject to increased tax and interest payments due to any "credit recapture amount" (as defined in Section 42(j)(2) of the Code) (such an occurrence being referred to herein as a "Recapture Event"), the Investor Limited Partner shall become entitled to certain additional cash distributions under this Article X.

(ii) In the case of a Recapture Event, the Investor Limited Partner shall become entitled to additional distributions in an amount (the "Recapture Amount") that, after deduction of all federal income taxes as computed under Section 10.5F.(iv) below of the Investor Limited Partner (or its partners) in respect of the receipt or accrual of the Recapture Amount under the Code, is equal to the sum of the "credit recapture amount" (less interest on any recaptured credit payable pursuant to Section 42(j)(2)(b) of the Code) and the credits which are disallowed in the year of the Recapture Event and in each subsequent year.

(iii) Any Recapture Amount distributable to the Investor Limited Partner pursuant to the foregoing provisions shall be distributed as funds become available for such distributions, but such distributions shall not be due prior to the accrual by the Investor Limited Partner (or its partners) of the additional taxes which become due as a result of the Recapture Event (including for such purpose only the credit recapture amount and the additional taxes due as the result of the disallowance of any credits in years subsequent to the Recapture Event).

(iv) Whenever it may be necessary to determine the Recapture Amount, such determination and such computation shall be made on the assumption that receipt or accrual by each partner of the Investor Limited Partner of any payment of any Recapture Amount will currently be subject to United States federal income tax at the highest marginal rate applicable to individuals for the year(s) in question (giving effect to the application of the alternative minimum tax).

(v) All computations required to be made under the foregoing provisions of this Section 10.5F. shall be made reasonably by the Investor Limited Partner, and the results of such computations, together with a statement describing in reasonable detail the manner in which such computations were made, shall be delivered to the Managing General Partner in writing. Within 15 days following the Managing General Partner's receipt of such computation, the Managing General Partner may request that the Accountants determine whether such computations of the Investor Limited Partner are reasonable and are not erroneous. If the Accountants shall determine that such computations are unreasonable or contain errors, then the Accountants shall determine what they believe to be the appropriate computations. If the Investor Limited Partner

does not agree with the determination of the Accountants, then another accounting firm, to be selected jointly by the Investor Limited Partner and the Managing General Partner or, if they cannot agree, by the American Arbitration Association, from among the ten largest national accounting firms shall determine the correct computations. The computations of the Investor Limited Partner, the Accountants, or the other accounting firm so selected, whichever is applicable, shall be final, binding and conclusive upon the parties hereto. All fees and expenses payable under this paragraph to an accounting firm or to the American Arbitration Association shall be borne equally by the General Partners and the Investor Limited Partner.

(vi) In the event that a claim is made by the Internal Revenue Service which, if successful, would result in the determination that a Recapture Event has occurred pursuant to the terms and conditions described herein, the Investor Limited Partner hereby agrees to take such action in connection with contesting such claim as the Managing General Partner shall reasonably request in writing from time to time; provided, that: (i) within 30 days after receiving notice of such claim, the Managing General Partner shall request that such claim be contested; and (ii) the Investor Limited Partner, at its sole option, may forego any and all administrative appeals, proceedings, hearings and conferences with the Service in respect of such claim and may, at its sole option, pay (or cause its partners to pay) the tax claimed and sue for a refund in the appropriate United States District Court and/or the United States Claims Court, considering, however, in good faith such request as the Managing General Partner shall make concerning the most appropriate forum in which to proceed. All reasonable legal and accounting fees and other third party costs and expenses incurred by the Investor Limited Partner or its partners in contesting such claim at the request of the Managing General Partner as aforesaid shall be borne by the Managing General Partner.

(vii) If any such claim referred to above shall be made by the Service and the Managing General Partner shall have reasonably requested the Investor Limited Partner or its partners to contest such claim as above provided and shall have duly complied with all of the terms of the foregoing provisions, the Recapture Amount as a consequence of such claim shall become fixed upon the Final Determination of the liability of the Investor Limited Partner or its Partners for the tax claimed and after giving effect to any refund obtained, together with interest thereon; but in all other cases the Recapture Amount shall become fixed at the time the Investor Limited Partner or its partners make payment of the tax attributable to such claim. In the case of any such claim, the Investor Limited Partner agrees to notify the Managing General Partner in writing of such claim and agrees not to make payment of the tax claimed for the least 30 days after the giving of such notice and agrees to give the Managing General Partner any information that is relevant and material to the contest of such claim to the extent such information is particularly within the knowledge of the Investor Limited Partner or its partners and to cooperate in all other respects with the Managing General Partner in good faith in order to contest any such claim effectively. The Managing General Partner and its counsel shall maintain confidentiality with respect to all such information insofar as is possible, consistent with the conduct of a contest hereunder.

(viii) For purposes of this Section 10.5F., a "Final Determination" shall be deemed to occur with respect to a Recapture Event when (A) there is a determination, decision, judgment, decree or other order by the Service or any court of competent jurisdiction, which decision, judgment, decree or other order has become final, i.e., all allowable appeals requested by the Investor Limited Partner or its partners pursuant to the foregoing provisions have been exhausted by either party to the action, (B) there is a closing agreement made under Section 7121 of the Code, or (C) the time for instituting a claim for refund has expired, or if a claim was filed, the time for instituting suit with respect thereto has expired.

(ix) The Investor Limited Partner shall not enter into a settlement or compromise with the Service with respect to, or otherwise concede, any claim subject to Recapture Amount payments hereunder without the prior written consent of the Managing General Partner, which shall not be unreasonably withheld or delayed.

ARTICLE XI

Management Agent

The General Partners shall have responsibility for obtaining a Management Agent acceptable to the Lender and the Agency to manage the Project in accordance with the requirements of the Lender and the Agency. The General Partners shall cause the Partnership to enter into the Management Agreement with the Management Agent, which may be an Affiliate of a General Partner but which shall not be a General Partner. Subject to the Regulations, the Management Agent shall be entitled to receive a reasonable and competitive Management Fee (determined by reference to arm's-length property management arrangements for comparable properties in force in the general locality of the Project) not to exceed the maximum amount permitted by the Agency or the Lender. If at any time, due solely to the negligence or misconduct of the Management Agent,

(i) the Project shall be subject to a substantial building code violation or violations which shall not have been cured within 90 days after notice from the applicable governmental agency or department or unless such violation(s) is (are) being validly contested by the General Partners by proceedings which operate to prevent any fines or criminal penalties from being levied against the Partnership or unless in the case of any such violation not susceptible of cure within such 90 day period, the General Partners are diligently making reasonable efforts to cure the same,

(ii) operating revenues of the Project in respect of any period of twenty-four consecutive calendar months after the Admission Date shall be insufficient to permit the Partnership to pay when due on a current basis all Project Expenses (other than significant capital improvements) in respect of such twenty-four month period,

(iii) the representation and warranty set forth in Section 6.5A.(x) could not be accurately made (except that this provision shall not apply if the reason such representation and warranty cannot accurately be made is due solely to the fact that the number of apartment units qualifying as "low income" units under Section 42 of the Code is less than the number set forth in Section 6.5A(x), provided that such shortfall is never more than three (3) apartment units and that such shortfall continues no longer than reasonably necessary to again qualify such units as "low income") or a Recapture Event shall have occurred, or

(iv) the Management Agent or its agents or employees have demonstrated incompetence or malfeasance in the management of the Project,

then the General Partners shall forthwith give to the Special Limited Partner notice of such event, and thereafter the Partnership shall, subject to any Requisite Approvals, forthwith terminate its management agreement with the Management Agent, unless the approval of the Special Limited Partner is obtained to the retention of the Management Agent as the manager of the Property. If such approval is not so obtained, the General Partners shall immediately proceed to select a qualified Person as the new Management Agent for the Property (which Person shall be unaffiliated with any General Partner if the terminated Management Agent was an Affiliate of a General Partner), which selection shall be subject to any Requisite Approvals; and, after such selection, no Management Fee shall be payable to any Person which is an Affiliate of a General Partner unless the management contract with any such Person shall provide for the right of the Partnership to terminate the same upon the occurrence of the circumstance described in this Article XIA.

ARTICLE XII

Books and Reporting, Accounting, Tax Election, Etc.

Section 12.1 Books, Records and Reporting

A. The General Partners shall keep or cause to be kept a complete and accurate set of books and supporting documentation of transactions with respect to the conduct of the Partnership's business. The books of the Partnership shall be kept on the modified accrual basis. The books and records of the Partnership (including all records required to be maintained under the Uniform Act) shall at all times be maintained at the principal office of the Partnership. Each of the Partners and their duly authorized representatives shall have the right to examine the books of the Partnership and all other records and information concerning the operation of the Property at reasonable times.

B. The books of the Partnership shall be examined in accordance with generally accepted auditing standards annually as of the end of each fiscal year of the Partnership by the Accountants. The General Partners shall determine and prepare a balance sheet as of the end of each such year and statements of income, partners' equity and changes in financial position for

such year. Said balance sheet and statements shall be accompanied by the opinion of the Accountants that said balance sheet and statements have been prepared in accordance with generally accepted accounting principles applied consistently with prior periods identifying any matters to which the Accountants take exception and stating, to the extent practicable, the effect of each such exception on such financial statements. As a note to such financial statements, the General Partners shall prepare a schedule of all loans to the Partnership, setting forth the section of this Agreement under which such debt was incurred and the purpose for which such loan was applied by the Partnership and such schedule will be reviewed by the Accountants. Such schedule shall demonstrate that loans have been made, used, carried on the books of the Partnership (and repaid, if applicable) in accordance with the provisions of this Agreement. In addition, after the first year in which the Accountants examine the financial statements of the Partnership after acquisition of the Project, the depreciation schedule for that year and all future years, along with the depreciation worksheet, shall be prepared by the General Partners, reviewed by the Accountants and furnished to the Investor Limited Partner. The General Partners shall, promptly upon receipt of such balance sheet and statements and in any event within 60 days after the end of each fiscal year, transmit to the Investor Limited Partner a copy thereof. The Accountants shall also review and sign the federal and state income tax returns of the Partnership. The General Partners shall complete the books of the Partnership in such time as will allow the Accountants to complete such tax returns within 50 days after the end of such fiscal year. The General Partners shall cause such tax returns to be filed within such time periods and shall immediately upon the filing thereof transmit to the Investor Limited Partner a copy of Form K-1. If the General Partners fail to complete such tax returns and to transmit such Form K-1 to the Investor Limited Partner within such time periods, shall fail to transmit the annual balance sheet and financial statements to the Investor Limited Partner within the time period set forth above or shall fail to deliver any of the information required by Section 12.1E below within 20 days after the end of any applicable quarter of the Partnership's fiscal year, the General Partners shall pay as damages the sum of $100 per day (plus interest at the Designated Prime Rate) to the Investor Limited Partner until such Form K-1, balance sheet and financial statements and information required pursuant to Section 12.1E are received by the Investor Limited Partner. Such damages shall be paid forthwith by the General Partners and failure to so pay shall constitute a default of the General Partners under Section 6.3C. hereof. In addition, if the General Partners fail to so pay, the General Partners and their Affiliates shall forthwith cease to be entitled to the payment of any Cash Flow to which they may otherwise be entitled under Section 10.5A. Such payments of Cash Flow shall only be restored upon the payment of such damages in full and any amount of such damages not so paid shall be deducted against payments of Cash Flow otherwise due to the General Partners or their Affiliates.

Such reports and estimates shall clearly indicate the methods under which they were prepared and shall be made at the expense of the Partnership.

C. If the General Partners fail to complete such tax returns and submit such Forms K-1 on a timely basis, the Investment Partnership may select a firm

of accountants who shall prepare such returns and Forms K-1. The General Partners shall immediately furnish all necessary documentation and other information to prepare such tax returns and such Forms K-1 to such accountants.

D. Every Limited Partner shall at all times have access to the records of the Partnership and may inspect and copy any of them. A list of the names and addresses of all of the Limited Partners shall be maintained as part of the books and records of the Partnership and shall be mailed to any Limited Partner upon request. A reasonable charge for copy work may be charged by the Partnership.

E. Within 20 days following the end of each of the first three quarters of each fiscal year, the Managing General Partner shall send to each Person who was a Limited Partner at any time during such quarter one or more reports which, taken together, provide the following information (which need not be audited): (i) a balance sheet as at the end of such quarter; (ii) a statement of income for such quarter; (iii) a statement of cash available for distribution and reserves for such quarter; (iv) a statement describing (a) any new agreement, contract or arrangement between the Partnership and a General Partner or an Affiliate of a General Partner, and (b) the amount of all fees and other compensation and distributions and reimbursed expenses paid by the Partnership for the quarter to any General Partner or Affiliate of a General Partner; and (v) a report of the significant activities of the Partnership, if any, during the fiscal quarter. In addition, if requested by the Investor Limited Partner in writing, within a reasonable time after receipt of such a request, each General Partner shall send to the Investor Limited Partner such recent financial statements (including a balance sheet and statement of income) as shall have been so requested.

Section 12.2 Bank Accounts

The bank accounts of the Partnership shall be maintained in such banking institutions as the General Partners shall determine, with any required approval of the Lender and the Agency, and withdrawals shall be made only in the regular course of Partnership business on such signature or signatures as the General Partners shall determine. All deposits (including security deposits and other funds required to be escrowed by the Lender and the Agency) and other funds not needed in the operation of the business shall be deposited, to the extent permitted by applicable requirements of the Lender and the Agency, in interest-bearing accounts or invested in short-term United States Government obligations maturing within one year.

Section 12.3 Elections

Subject to the provisions of Section 12.4, all elections required or permitted to be made by the Partnership under the Code shall be made by the General Partners in such manner as they consider to be most advantageous to the Limited Partners.

Section 12.4 Special Adjustments

In the event of a transfer of all or any part of the interest of any Partner, the Partnership shall elect, pursuant to Section 754 of the Code (or corresponding provisions of succeeding law) to adjust the basis of Partnership assets. Notwithstanding anything to the contrary contained in Article X, any adjustments made pursuant to said Section 754 shall affect only the successor in interest to the transferring Partner. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

Section 12.5 Fiscal Year

The fiscal year of the Partnership shall be the calendar year.

ARTICLE XIII

General Provisions

Section 13.1 Restrictions on Transfer

A. Notwithstanding any other provision of this Agreement, except as otherwise provided in this Section 13.1 or Section 8.1.B, no sale or exchange of any Partner's Interest may be made if the Interest sought to be sold or exchanged, when added to the total of all other Interests sold or exchanged within the period of twelve consecutive months prior to the proposed date of sale or exchange, would result in the termination of the Partnership under Section 708 of the Code. However, such a sale or exchange (if otherwise permissible under Articles VII and VIII hereof) may be made if, prior to the date of transfer, there shall have been issued (upon the application of, and at the expense of the Partner desiring to sell or exchange his Interest) any one of the following to the effect that such sale or exchange will not terminate the Partnership for Federal income tax purposes or result in the recapture of any low income housing tax credits previously claimed by or through the Partnership: (a) an opinion of Special Tax Counsel or other counsel satisfactory to the General Partners and Limited Partners, (b) a ruling of the Service published in the Internal Revenue Service Bulletin (or its successors), or (c) a private ruling by the Service.

B. No sale, transfer, exchange or other disposition of any Interest in the Partnership may be made except in compliance with the Regulations.

C. Any sale, exchange or other transfer in contravention of any of the provisions of this Section 13.1 shall be void and ineffective, and shall not bind or be recognized by the Partnership.

Section 13.2 Appointment of General Partners as Attorney-in-Fact

A. Each Partner (including a substitute or additional Partner) hereby irrevocably constitutes, and empowers to act alone, each General Partner who is an individual, each general partner of any General Partner which is a

partnership and each of the President, any Vice President, Treasurer and Clerk or Secretary or Assistant Secretary of any General Partner which is a corporation from time to time serving in such capacity as his attorney-in-fact with authority to execute, acknowledge and swear to all instruments and file all documents requisite to carrying out the intention and purpose of this Agreement, including, without limitation, any amendment of this Agreement which the General Partners are authorized to effect under Section 4.6 or which has received the requisite consent of Partners hereunder, and all business certificates and necessary certificates and amendments thereto from time to time in accordance with all applicable laws, including without limitation the Certificate and amendments thereto providing for admission to the Partnership of the Investor Limited Partner and its obligation to make Capital Contributions, if any, as provided in this Agreement, and the filing and execution of appropriate documents with the Lender and the Agency.

B. The foregoing appointment shall be deemed to be a power coupled with an interest in recognition of the fact that each of the Partners under this Agreement will be relying upon the power of each individual General Partner, each general partner of any General Partner which is a partnership and such officers of any General Partner which is a corporation to act as contemplated by this Agreement in such filing and other action on behalf of the Partnership and the Partners. The foregoing power of attorney shall survive the assignment by any Partner of the whole or any part of his Interest hereunder.

Section 13.3 <u>Amendments to Certificate After Certain Distributions</u>

Within 120 days after the end of any fiscal year in which the Limited Partners shall have received any distributions (other than distributions which do not constitute a return of all or a portion of the Limited Partners' Capital Contribution within the meaning of the Uniform Act) under Article X, which, taken with all distributions to the Limited Partners subsequent to the later of (i) the Admission Date, or (ii) the most recent filing of an amendment to the Certificate pursuant to this Section 13.3, shall equal or exceed $50,000, the General Partners shall cause to be filed as required under the laws of the State and elsewhere as the General Partners deem appropriate an amendment to the Certificate reducing by the amount of his allocable share of such distributions the amount of Capital Contribution of each Limited Partner as stated in the last previous amendment to the Certificate. Nothing in this Section 13.3 shall affect distributions or allocations to Partners under Article X.

Section 13.4 <u>Notices</u>

Except as otherwise specifically provided herein, all notices, demands or other communications hereunder shall be in writing and shall be deemed to have been given when the same are (i) deposited in the United States mail and sent by certified or registered mail, postage prepaid, or (ii) delivered, in each

case, to the parties at the addresses set forth below or at such other addresses as such parties may designate by notice to the Partnership:

(a) If to the Partnership, at the principal office of the Partnership set forth on Schedule B.

(b) If to a Partner, at his address set forth in the Schedule, with a copy to Boston Financial, 101 Arch Street, Boston, Massachusetts 02110, Attention: Investor Services Department.

Section 13.5 Word Meanings

The words such as "herein", "hereinafter", "hereof", and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Any references to "Sections" or "Articles" are to Sections or Articles of this Agreement, unless reference is expressly made to a different document. References herein to a specified percentage "in interest" of the Investor Limited Partners shall be taken to mean Investor Limited Partners whose Capital Contributions equal such percentage of the Class Contribution of Investor Limited Partners.

Section 13.6 Binding Provisions

The covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the heirs, legal representatives, successors and assignees of the respective parties hereto, except in each case as expressly provided to the contrary in this Agreement.

Section 13.7 Applicable Law

This Agreement shall be construed and enforced in accordance with the internal laws of the State.

Section 13.8 Counterparts

This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the original or the same counterpart, except that no counterpart shall be binding unless signed by the General Partners.

Section 13.9 Paragraph Titles

Paragraph titles and any table of contents herein are for descriptive purposes only, and shall not control or alter the meaning of this Agreement as set forth in the text.

Section 13.10 Separability of Provisions; Rights and Remedies; Arbitration

A. Each provision of this Agreement shall be considered separable and (i) if for any reason any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid, or (ii) if for any reason any provision or provisions herein would cause the Limited Partners to be bound by the obligations of the Partnership under the laws of the State as the same may now or hereafter exist, such provision or provisions shall be deemed void and of no effect.

B. Each of the parties hereto irrevocably waives during the term of the Partnership (including any periods during which the business of the Partnership is required to be continued under Article VII) any right (i) that such party may have to maintain any action for partition with respect to the property of the Partnership, and (ii) any right to commence an action seeking dissolution of the Partnership (unless the prior written consent of at least 51% in interest of the Limited Partners has been obtained).

C. Except as set forth in the following sentence, the rights and remedies of any of the parties hereunder shall not be mutually exclusive, and the exercise of one or more of the provisions hereof shall not preclude the exercise of any other provisions hereof. Upon the occurrence of a Recapture Event, the sole remedies of the Limited Partners hereunder shall be (i) the payment of Recapture Amounts as provided in Article X and (ii) actions to enforce compliance with any provision of this Agreement violated by the General Partners in connection with such Recapture Event. Each of the parties confirms that damages at law may be an inadequate remedy for breach or threat of breach of any provisions hereof. The respective rights and obligations hereunder shall be enforceable by specific performance, injunction, or other equitable remedy, but nothing herein contained is intended to limit or affect any rights at law or by statute or otherwise of any party aggrieved as against the other parties for a breach or threat of breach of any provision hereof, it being the intention by this paragraph to make clear that under this Agreement the respective rights and obligations of the Partners shall be enforceable in equity as well as at law or otherwise.

D. In any instance in which any matter is to be determined by Arbitration under the provisions of this Agreement, such matter shall be submitted to arbitration in the manner provided under the Commercial Arbitration Rules of the American Arbitration Association then in effect; such Arbitration shall be conducted before one arbitrator, chosen in accordance with such rules in Boston, Massachusetts, and shall be binding on all parties to the dispute; judgment on the award of such arbitrator may be rendered by any court having jurisdiction of such parties and the subject matter. The expense of such Arbitration shall be borne equally by the parties thereto, except that each party shall bear the cost of its legal counsel.

Section 13.11 Effective Date of Admission

Any Partner admitted to the Partnership during any calendar month shall be deemed to have been admitted as of the first day of such calendar month for all purposes of this Agreement including the allocation of profits, losses and credits under Article X; provided, however, that if Regulations are issued by the Service or an amendment to the Code is adopted which would require, in the opinion of the Accountants, that a Partner be deemed admitted on a date other than as of the first day of such month, then the General Partners shall select a permitted admission date which is most favorable to the Partner.

The date of this Agreement set forth in the heading hereof has been chosen solely for convenience of reference, and the effective date of this Agreement for all purposes shall be the date the Certificate evidencing this Agreement is filed in the Filing Office or, if no such filing is required, on the Admission Date.

Section 13.12 Amendment Procedure

This Agreement may be amended by the General Partners with the Consent of the Investment Partnership or in the manner provided in Section 4.7, subject to the following:

(i) The term of the Partnership shall not be extended beyond December 31, 2040 without the written approval of all Partners.

(ii) This Section 13.12 shall not be amended without the written approval of all Partners.

(iii) This Agreement shall not be modified or amended in such a manner as to increase the amount of Capital Contributions or reduce the interest of any Limited Partner in profits, losses, credits or Cash Flow of the Partnership or otherwise increase the liability of any Limited Partner without the written approval of each Limited Partner affected thereby.

(iv) Without the written approval of all Partners, no amendment hereof may reduce the percentage in interest of Partners required hereunder for the taking or omission of any action or for the consent to any action proposed to be taken or omitted.

(v) The General Partners may, without the consent of any other Partner, make non-substantive amendments to this Agreement and the Certificate.

(vi) Notwithstanding any agreement to the contrary contained in this Agreement, no amendment will be made to this Agreement which will affect the rights of the Lender or the Agency under the terms of the Regulatory Agreement, or any other agreement between the Lender, any Agency and the Partnership or the Lender and the Partnership, without the prior written approval of the Lender or such Agency.

(vii) Article X may be amended only by the General Partners with the prior written consent of the Investment Partnership.

Section 13.13 Delivery of Certificate

Promptly upon the filing of each amendment to the Certificate in the Filing Office, the General Partners shall deliver or mail a copy thereof to each Limited Partner.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

GENERAL PARTNER AND CLASS A LIMITED PARTNER:

NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS

By: [signature]
Its: EVP

ORIGINAL (AND WITHDRAWING) LIMITED PARTNER:

Kristin Bean Dorman
Linda G. Davenport
By Power of Attorney

SPECIAL LIMITED PARTNER:

SLP 89, INC.

By: [signature]
Its: V.P.

INVESTOR LIMITED PARTNER:

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. IV, A LIMITED PARTNERSHIP

By: Arch Street IV, Inc., its Managing General Partner

By: [signature]
Its: V.P.

COMMONWEALTH OF PENNSYLVANIA)
) SS.
COUNTY OF)

BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named Linda G. Davenport by her attorney-in-fact, _____________, known to me to be the person who executed the foregoing instrument and, being duly sworn, acknowledged that he/she did sign the same as his/her free act and deed.

WITNESS my hand and official seal this ___ day of ____________, 1989.

____
Notary Public

My commission expires:___________

COMMONWEALTH OF PENNSYLVANIA)
) SS.
COUNTY OF)

BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named ___________________, _____________ of Arch Street IV, Inc. in its capacity as Managing General Partner of Boston Financial Qualified Housing Tax Credits L.P. IV, A Limited Partnership who, being duly sworn, acknowledged that he did sign the same as his free act and deed and that the same is the duly authorized free act and deed of said corporation and limited partnership.

WITNESS my hand and official seal this ___ day of ____________, 1989.

____
Notary Public

My commission expires:___________

COMMONWEALTH OF PENNSYLVANIA)
) SS.
COUNTY OF)

BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named ___________, _______________ of National Corporation for Housing Partnerships, who, being duly sworn, acknowledged that he/she did sign the foregoing instrument and that the same is the duly authorized free act and deed of said corporation.

WITNESS my hand and official seal this ___ day of ____________, 1989.

____
Notary Public

My commission expires:____________

COMMONWEALTH OF PENNSYLVANIA)
) SS.
COUNTY OF)

BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named __________, ______________ of SLP 89, Inc., who, being duly sworn, acknowledged that he did sign the foregoing instrument and that the same is the duly authorized free act and deed of said corporation.

WITNESS my hand and official seal this ___ day of ____________, 1989.

____
Notary Public

My commission expires:____________

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP

As of December 21, 1989

SCHEDULE A

Name and Business Address	Capital Contributions	Percentage of Partnership Interests for Class
GENERAL PARTNER:		
National Corporation for Housing Partnerships 1225 Eye Street, N.W. Washington, D.C. 20005 Attention: General Counsel	$ 100.00	100%
SPECIAL LIMITED PARTNER:		
SLP 89, Inc. 101 Arch Street Boston, Massachusetts 02110	$ 10.00*	100%
INVESTOR LIMITED PARTNER:		
Boston Financial Qualified Housing Tax Credits L.P. IV, A Limited Partnership 101 Arch Street Boston, Massachusetts 02110	$1,589,403	100%
CLASS A LIMITED PARTNER:		
National Corporation for Housing Partnerships 1225 Eye Street, N.W. Washington, D.C. 20005 Attention: General Counsel	$ 10.00	100%

* Includes $10 cash and rights under a certain Agreement of Sale with respect to the acquisition of the Property, which rights were contributed to the Partnership by the Special Limited Partner concurrently with its admission to the Partnership.

ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP

As of December 21, 1989

SCHEDULE B

Accountants: Ernst & Young or Deloitte & Touche

Associated Acquisition and Offering Expenditures: $ 366,785

Aggregate Dwelling Units: 150

Location of Project: Allentown, Pennsylvania

Management Agent: NCHP Property Management, Inc.

Original Principal Amount of First Mortgage Loan: $ 4,195,000

Original Principal Amount of Second Mortgage Loan: $ 3,231,840.68

Title Policy Amount: $8,595,251

Principal Office of Partnership: 1827 Walnut Street
Allentown, PA 18104

Qualifying Percentage: 95%

Zoning Classification: GP - High Density Residential

ahh.sf.057.std.AH4

BROOKSCROSSING APARTMENTS LIMITED PARTNERSHIP

AGREEMENT OF LIMITED PARTNERSHIP

Dated as of May 1, 1989

Deal #: 0604-0913 Binder: R / B
Deal Name: Brookscrossing
File Tab: 1 2 3 4 5 6 7 8 9 10 11 12

BROOKSCROSSING APARTMENTS LIMITED PARTNERSHIP

Table of Contents

Page

BROOKSCROSSING APARTMENTS LIMITED PARTNERSHIP

AGREEMENT OF LIMITED PARTNERSHIP dated as of May 1, 1989, among BAJV Limited Partnership, a Missouri limited partnership as General Partner, BFQH as Investor Limited Partner and SLP 89, Inc., a Massachusetts corporation, as Special Limited Partner. A Certificate of Limited Partnership was filed with the Secretary of State of Georgia on May 11, 1989.

The purposes of this Partnership Agreement are to set out more fully the rights, obligations and duties of the Partners and to adopt the provisions of the Uniform Act.

Now, therefore, it is agreed and certified, as follows:

ARTICLE I

Defined Terms

The defined terms used in this Agreement shall have the meanings specified below:

"Accountants" means Reznick, Fedder & Silverman of Bethesda, Maryland or Baird, Kurtz & Dobson of St. Louis, Missouri or any other firm of certified public accountants as may be engaged by the General Partners with the Consent of the Investor Limited Partner.

"Adjusted Capital Contribution" means, as of a specified date, the aggregate Capital Contribution theretofore made by a Partner (or in the case of the Investor Limited Partner, its Allocable Investment) minus (a) all distributions of Capital Transaction proceeds theretofore made by the Partnership to such Partner and (b), in the case of the Investor Limited Partner, any amount returned as a result of any adjustment to its Capital Contribution pursuant to Section 5.1B.

"Admission Date" means the date on which BFQH is admitted to the Partnership as the Investor Limited Partner pursuant to Section 13.11.

"Affiliate" or "Affiliated Person" means, when used with reference to a specified Person: (i) any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the specified Person; (ii) any person that is an officer of, partner in, or trustee of, or serves in a similar capacity with respect to the specified Person or of which the specified Person is an officer, partner, or trustee, or with respect to which the specified Person serves in a similar capacity; (iii) any Person that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of, or otherwise has a substantial beneficial interest (10% or more) in, the specified Person, or of which the

specified Person is directly or indirectly the owner of 10% or more of any class of equity securities, or in which the specified Person has a substantial beneficial interest (10% or more); and (iv) any relative or spouse of the specified Person. Affiliate or Affiliated Person of the Partnership or a General Partner does not include a Person who is a partner in a partnership or joint venture with the Partnership (or any other Affiliated Person) if that Person is not otherwise an Affiliate or Affiliated Person of the Partnership or General Partner.

"Agreement" means this Agreement of Limited Partnership, as amended from time to time.

"Allocable Investment" means, as to the Investor Limited Partner, an amount equal to the sum of its paid-in Capital Contribution plus $1,281,356.

"Arbitration" has the meaning given it in Section 13.10D. and shall be conducted in the manner therein provided.

An "assignment" shall mean any assignment, transfer or sale, and the words "assign," "assignee" and "assignor" shall have correlative meanings, except in each case where the sense of this Agreement requires a different construction.

"BFQH" means Boston Financial Qualified Housing Tax Credits L.P. IV, a Massachusetts limited partnership, and its successors.

"BFQH First Closing Date" means that date which is five business days after the date on which the first limited partners are admitted to BFQH.

"Boston Financial" means The Boston Financial Group Incorporated, a Massachusetts corporation, and its corporate successors.

"Breakeven" shall have occurred when the Property has produced income actually received by the Partnership on a cash basis from normal operations at least equal to all cash requirements of the Project on an accrual basis (other than distributions to Partners out of Cash Flow) and, on an annualized basis, all projected expenditures, including those of a seasonal nature, which might reasonably be expected to be incurred on an unequal basis during a full annual period of operation, but specifically excluding any reserve funding.

"Builder" means The Pinkerton and Laws Company, a Georgia corporation.

"Buildings" means the buildings located on the Land which, in the aggregate, are to contain upon completion of construction 224 dwelling units.

"Capital Account" means, with respect to any Partner, the Capital Account maintained by the Partnership with respect to such Partner, consisting of (a) the amount of cash such Partner has contributed to the Partnership plus (b) the fair market value of any property such Partner has contributed to the Partnership net of liabilities assumed by the Partnership or to which such property was subject at the time of contribution plus (c) the amount of

profits and tax-exempt income allocated to such Partner less (d) the amount of losses allocated to such Partner less (e) the amount of all cash distributed to such Partner less (f) the fair market value of any property distributed to such Partner net of liabilities assumed by such Partner or to which such property was subject at the time of distribution less (g) such Partner's share of any other expenditures which are not deductible by the Partnership for federal income tax purposes or which are not allowable as additions to the basis of Partnership property, and subject to such other adjustments as may be required under the Code.

"Capital Contribution" means the total amount of cash contributed or agreed to be contributed to the Partnership by each Partner as shown in the Schedule. Any reference in this Agreement to the Capital Contribution of a then Partner shall include a Capital Contribution previously made by any prior Partner in respect to the Partnership interest of such then Partner.

"Capital Transaction" means any transaction the proceeds of which are not includable in determining Cash Flow, including without limitation the sale, refinancing or other disposition of all or substantially all of the assets of the Partnership, but excluding the Permanent Mortgage Loan and other loans to the Partnership (other than any other refinancing of any Mortgage Loan) and contributions of capital to the Partnership by the Partners.

"Cash Flow" has the meaning provided in Section 10.5B.

"Certificate" means the Certificate of Limited Partnership of the Partnership under the Uniform Act, as hereby amended and as further amended from time to time in accordance with the terms hereof and the Uniform Act.

"Class Contribution" means the aggregate Capital Contributions of all members of a particular class of Partners (i.e., the General Partners, the Investor Limited Partner or the Special Limited Partner).

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder at the time of reference thereto.

"Collateral Pledge Account" means those funds deposited with and pledged to the Construction Lender as security for the Construction Mortgage Loan.

"Commitments" means and includes, collectively, the Mortgage Loan Commitments and any documents and other instruments delivered to, or required by a Lender by or from the Partnership in connection with such Commitments, the Mortgage Loan and the Project, as amended from time to time.

"Completion Date" means the later of: (i) the date as of which all requisite certificates or permits permitting occupancy of 100% of the apartment units in the Project have been issued by each Governmental Authority having jurisdiction; provided, however, that if such certificates or permits are of a temporary nature, the "Completion Date" shall not be deemed to have occurred unless that work remaining to be done is of a nature which would not impair

the permanent occupancy of any of such apartment units; or (ii) the date which the Inspecting Architect certifies that the work to be performed by the Builder under the Construction Contract is substantially complete.

"Consent of the Investor Limited Partner" means the prior written consent or approval of the Investment Partnership, or, if at any time there is more than one Investor Limited Partner, the prior written consent or approval of at least 51% in interest of the Investor Limited Partners. The consent of the Investment Partnership shall be effective only if granted in conformity with the applicable provisions, if any, of the Investment Partnership Agreement. For purposes of the foregoing, the General Partners shall be entitled to rely on a certificate executed and delivered by the managing general partner of the Investment Partnership confirming that such consent was granted in conformity with such provisions. Except as specifically provided herein to the contrary, the Consent of the Investor Limited Partner shall not be unreasonably withheld or delayed.

"Construction Contract" means the construction contract dated April 7, 1989 between the Partnership and the Builder providing for the construction of the Improvements in accordance with the Commitments, as amended from time to time.

"Construction Lender" means Home Federal Savings and Loan Association, San Diego, California, as maker of the construction Mortgage Loan together with its successors and assigns in such capacity.

"Construction Loan Agreement" means the loan agreement between the Partnership and the Construction Lender providing for the disbursement of the proceeds of the Mortgage Loan, first for the construction of the Project and, after the Conversion Date, as the permanent Mortgage Loan.

"Construction Mortgage Loan" means the loan in the amount of $7,100,000 from the Construction Lender which bears interest at a rate of interest 1.5% above the Citibank Base Rate.

"Conversion Date" means the date on which the interest rate on the Construction Mortgage Loan converts to a rate which is 3% above the 11th Dist :t Weighted Average Cost of Funds, adjusted monthly.

"Cumulative Projected Distribution" means, as of a point in time, the amount, on a cumulative basis, of the Projected Distribution projected for distribution to the Investor Limited Partner.

"Designated Net Worth Standard" means, as of the date of determination, such standards or criteria (relating to net worth or other characteristics) as may be (a) set forth in any regulations, memoranda, published ruling or revenue procedure of the Service for classification for Federal income tax purposes as a partnership rather than an association taxable as a corporation, or (b) sufficient to support the issuance by Special Tax Counsel of an opinion to the same effect. Notwithstanding the preceding sentence, at a minimum, the aggregate net worth of the General Partners (or the persons who ultimately

bear general partner liability) exclusive of home, automobile and home furnishings shall be equal to the greater of (i) $50,000, or (ii) 5% of the gross amount of the aggregate Capital Contributions and fees and other compensation payable to the General Partners and its Affiliates as provided in this Partnership Agreement plus 5% of the gross amount of all securities offerings sold within the prior 12 months and sponsored by the General Partners or its Affiliates, to an aggregate maximum net worth of $1,000,000; this sentence shall not apply to a non-profit organization or an Affiliate thereof.

"Designated Prime Rate" means the annual rate of interest which is at all times equal to the lesser of (i) the Base Rate plus 1%, with calculations of interest to be made on a daily basis and on the basis of a 360-day year and (ii) the maximum rate permitted by law; the term "Base Rate" in this sentence means the general base rate of interest established by The First National Bank of Boston and announced by it as the rate charged by it to its prime commercial customers on short-term unsecured borrowings, as its "base rate" from time to time in effect.

"Designated Proceeds" means the proceeds of the Mortgage Loan, the Cash Flow, if any, of the Project through the Development Obligation Date, and which is permitted by the Lender to be utilized for any of the purposes set forth in clauses (i) through (v) of Section 6.8A., the Capital Contributions and any insurance proceeds arising out of casualties prior to the Development Obligation Date.

"Developer" means BAJV Limited Partnership, a Missouri limited partnership.

"Development Advances" has the meaning given it in Section 6.8A.

"Development Obligation Date" means the later of (i) the first anniversary of the Completion Date or (ii) the date on which the Property achieves Breakeven for six consecutive months.

"Entity" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, cooperative or association.

"Escrow Agent" means Shawmut Bank, N.A., of Boston, Massachusetts, as escrow agent under the Escrow Agreement.

"Escrow Agreement" means the escrow agreement among the Partnership, the Escrow Agent, the Developer and the Investment Partnership relating to certain amounts paid to the Partnership or the Developer hereunder from the proceeds of the Second, Third and Fourth Installments.

"Event of Bankruptcy" means, as to a specified Person:

(i) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other

similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of his property, or ordering the winding-up or liquidation of his affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(ii) the commencement by such Person of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by him to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of such Person or for any substantial part of his property, or the making by him of any assignment for the benefit of creditors, or the taking of action by such Person in furtherance of any of the foregoing; or

(iii) in the case of a Person who is a General Partner, the voluntary withdrawal of such Person as a General Partner of the Partnership in violation of the terms of this Agreement.

"Filing Office" means the Secretary of State of the State.

"Final Closing" means the date upon which all of the following events have occurred: (i) the Completion Date, (ii) the earlier to occur of the Conversion Date or Permanent Mortgage Commencement, (iii) the Project's being free of any mechanics' or other liens (except for liens either bonded against in such a manner as to preclude the holder thereof from having any recourse to the Project or the Partnership for payment of any debt secured thereby or affirmatively insured against by the Title Policy or by another policy of title insurance issued to the Partnership by a reputable title insurance company in an amount satisfactory to Special Tax Counsel, or by an endorsement of either such title policy, (iv) the completion of a certified audit of the Partnership's and the Builder's construction costs as a part of cost certification if any to the extent required by the Lenders, (v) agreement and acceptance of any such cost certification by the Lenders to the extent required by the Lenders, (vi) the disbursement of proceeds under the Mortgage Loan have been made in the full amount permitted by such cost certification, if any (except for amounts withheld to satisfy "punch list" items), and (vii) all amounts due in connection with the construction of the Project have been paid or provided for.

"Final Determination" means the earliest to occur of (a) the date on which a decision, judgment, decree or other order has been issued by any court of competent jurisdiction, which decision, judgment, decree or other order has become final (i.e., all allowable appeals requested by the parties to the action have been exhausted), (b) the date on which the Service has entered into a binding agreement with the Partnership with respect to such issue or on which the Service has reached a final administrative or judicial determination with respect to such issue which, whether by law or agreement, is not subject to appeal, (c) the date on which the time for instituting a claim for refund

has expired, or if a claim was filed the time for instituting suit with respect thereto has expired, or (d) the date on which the applicable statute of limitations for raising an issue regarding a Federal income tax matter with respect to the Partnership has expired.

"General Partner" or "General Partners" means any Person or Persons designated as a General Partner in the Schedule or any Person who becomes a General Partner as provided herein, in such Person's capacity as a General Partner of the Partnership. At any and all times where there is only one General Partner, the term "General Partners" shall mean such sole General Partner.

"Gross Rentals" means the gross rental revenue received by the Partnership.

"Governmental Authority" means any governmental authority having jurisdiction over the particular matter to which reference is being made.

"Guaranties" means the guarantees delivered by the General Partners and certain of their Affiliates to the Lender in connection with the Mortgage Loan.

"Immediate Family" means, with respect to any Person, his spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law, children (by adoption or otherwise), children-in-law, grandchildren and grandchildren-in-law.

"Improvements" means the Buildings and any related facilities to be constructed in accordance with the Commitments.

"Incentive Management Agreement" means the Incentive Management Agreement between the Partnership and the Management Agent pursuant to which the Management Agent is to provide certain supplemental management services with respect to the Project.

"Incentive Management Fee" means the fee payable to the Management Agent under the Incentive Management Agreement for its services thereunder.

"In Interest" means, when referring to a specified percentage in interest of the Investor Limited Partners, Investor Limited Partners whose Capital Contributions equal such designated percentage of the Class Contribution of Investor Limited Partners.

"Inspecting Architect" means Newbank, Inc. or any successor to such firm.

"Installment" means the First Installment, the Second Installment, the Third Installment or the Fourth Installment, as the context may require, of Capital Contributions of the Investor Limited Partner.

"Insurance Consultants" means Johnson & Higgins of Mass., Inc., of Boston, Massachusetts, or its successor as selected by the Investment Partnership.

"Interest," or words of like import, shall mean all the interest of a Partner in Cash Flow and other distributions, capital, profits and losses, tax credits, and otherwise in the Partnership, including all allocations and distributions and all rights under this Agreement, and also shall include such interests and rights of such Partner in any successor partnership formed pursuant to this Agreement.

"Investment Agreement" means the Investment Agreement dated as of May 1, 1989, among BFQH, the Partnership, SLP 89, the Developer and the General Partners, providing, among other things, for the investment of BFQH in the Partnership.

"Investment Closing" means the date upon which this Agreement is filed with the Filing Office or, if no such filing is required, the Admission Date.

"Investment General Partners" means Arch Street IV, Inc., a Massachusetts corporation, as Managing General Partner of the Investment Partnership, and Arch Street IV Limited Partnership, a Massachusetts limited partnership, and their respective successors as the general partners of the Investment Partnership.

"Investment Partnership" means BFQH.

"Investment Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of BFQH, as amended from time to time.

"Investor Limited Partner" means, initially, BFQH and shall include any other Persons admitted as Investor Limited Partners pursuant to Section 4.6, and their successors in such capacity.

"Land" means the parcels of land on which the Improvements are located in Riverdale, Georgia as described in the Mortgage and in Schedule B attached hereto.

"Lender" or "Lenders" means either or both the Construction Lender and the Permanent Lender, as the context requires.

"Limited Partner" or "Limited Partners" mean any or all of those Persons designated as Limited Partners in the Schedule, any Person admitted as a Limited Partner pursuant to Section 4.6, or any Person who becomes a Substitute Limited Partner as provided herein, in each such Person's capacity as a Limited Partner of the Partnership. Such terms shall include the Special Limited Partner, the Investor Limited Partner and any Persons who may succeed to the interests of such Limited Partners.

"Management Agent" means the Lockwood Management Company or any successor thereto as the management agent for the Project.

"Management Agreement" means the management contract or agreement by and between the Partnership and the Management Agent which has been approved by the Lender, if such approval is required.

"Management Fee" means the amount payable from time to time by the Partnership to the Management Agent on an annual basis for management services in accordance with the Management Agreement which shall be subject to any applicable approvals by the Lender or, if the Project is not subject to regulation by the Lender, shall be equal to 5% of Gross Rentals. The Management Fee for any year of operation which is less than a full calendar year shall be pro rated in accordance with the actual number of months during which management services are performed.

"Managing General Partner" means any Managing General Partner designated as provided in Section 6.3B.

"Mortgage" means any mortgage indebtedness of the Partnership evidenced by any Note and secured by any mortgage on the Property from the Partnership to any Lender; and, where the context admits, "Mortgage" shall mean and include any of the mortgages securing said indebtedness and any other documents pertaining to said indebtedness which was required by the Lender as a condition to making the Mortgage Loan. In case any Mortgage is replaced by any subsequent mortgage or mortgages, such term shall refer to any such subsequent mortgage or mortgages. The term "mortgage" means any mortgage, mortgage deed, deed of trust, deed to secure debt or any similar security instrument, and "foreclose" and words of like import include the exercise of a power of sale under a mortgage or comparable remedies.

"Mortgage Loan" means a loan made pursuant to a Mortgage Loan Commitment and secured by a Mortgage.

"Mortgage Loan Commitments" means and includes the commitment of (i) the Construction Lender to make the construction and permanent Mortgage Loan of up to $7,100,000 and (ii) the Permanent Lender to make the Permanent Mortgage Loan.

"NASAA Guidelines" means the Statement of Policy regarding Real Estate Programs adopted on September 3, 1987, effective January 1, 1988, by the North American Securities Administrators Association, Inc.

"Note" means and includes any Note from the Partnership to a Lender evidencing a Mortgage Loan, and shall also mean and include any note supplemental · said original note issued to a Lender or any note issued to a Lender in substitution for any such original note.

"Partner" means any General Partner or Limited Partner.

"Partner Non-Recourse Debt" means any Partnership liability (1) that is considered non-recourse under Regulation Section 1.0001-1 or for which the creditor's right to repayment is limited to one or more assets of the Partnership and (2) for which any Partner or Related Person bears the economic risk of loss.

"Partner Non-Recourse Debt Minimum Gain" means, with respect to any Partner, the sum of (a) the deductions attributable to Partner Non-Recourse Debt that have been allocated to such Partner and (b) the aggregate amount of distributions made to such Partner of proceeds of such debt that are allocable to an increase in minimum gain attributable to such debt (but only if such Partner or a Related Person bears the economic risk of loss for such debt) in excess of the sum of (c) such Partner's aggregate share of the net decreases in minimum gain attributable to such debt and (d) such Partner's share of the decreases in the minimum gain attributable to such debt resulting from revaluations of Partnership property subject to such debt. The net increase (or decrease) in the minimum gain that is attributable to partner Non-Recourse Debt equals the sum of (i) any increase (or decrease) in the net increase in Partnership Minimum Gain during a year that would result if such Partner Non-Recourse Debt were treated as a Partnership Non-Recourse Liability and (ii) any decrease (or increase) in the net decrease in Partnership Minimum Gain during a year that would result if such Partner Non-Recourse Debt were treated as a Partnership Non-Recourse Liability.

"Partnership" means the limited partnership governed by this Agreement as said limited partnership may from time to time be constituted.

"Partnership Counsel" means such counsel as the General Partners may designate from time to time as counsel for the Partnership.

"Partnership Minimum Gain" means the amount determined by computing, with respect to each Partnership Non-Recourse Liability, the amount of gain, if any, that would be realized by the Partnership if it disposed of (in a taxable transaction) the property subject to such liability in full satisfaction of such liability, and by then aggregating the amounts so computed. Such computations shall be made in a manner consistent with Treasury Regulation Section 1.704-1T(b)(4)(iv)(c) under Section 704 of the Code.

"Partnership Non-Recourse Liability" means any Partnership liability (or portion thereof) for which no Partner or Related Person bears the economic risk of loss as defined in Treasury Regulation Section 1.704-1T(b)(4)(iv)(k)(1).

"Payment Certificate" has the meaning given it in Section 5.1C(a).

"Permanent Lender" means a "Qualified Person" as defined in Section 46(c) of the Code in its capacity as maker of the Permanent Mortgage Loan, together with its successors and assigns in such capacity.

"Permanent Mortgage Commencement" means the first date on which (i) the principal amount and date of maturity of the Permanent Mortgage Loan have been finally determined and (ii) amortization of such Permanent Mortgage Loan has commenced.

"Permanent Mortgage Loan" means the loan from the Permanent Mortgage Lender in a principal amount not to exceed 100% of the fair market value of the Project as determined by an independent appraiser, which (a) has a fixed

base debt service not to exceed $875,000 per annum (exclusive of any participation by the Permanent Lender), has a term of at least 10 years from the Completion Date and which may entitle the Permanent Lender to receive a participating interest of up to 50% in Cash Flow and up to 50% from the proceeds of a Capital Transaction or (b) has been agreed upon by the General Partner with the Consent of the Investor Limited Partner.

"Person" means any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

"Project" or "Property" means the Land and the Improvements.

"Project Disposition Fee" means the fee to be paid to the General Partners pursuant to the provisions of Section 6.10D herein.

"Project Documents" means and includes the Construction Contract, the Mortgage, the Commitments, the Construction Loan Agreement, the Management Agreement, the Incentive Management Agreement and all other documents relating to the Project which are required by, or have been executed in connection with, any of the foregoing documents.

"Projected Distribution" means, as to any fiscal year of the Partnership after the Development Obligation Date $50,000 (pro rated for fractional years), which constitutes the annual amount projected for distribution to the Investor Limited Partner.

"Project Expenses" means (i) up to and including the Development Obligation Date, those expenses, properly accruable through such date which may be properly charged as operating expenses of the Project under standard accounting procedures and which are allocable, in accordance with generally accepted accounting principles, to apartment units for which all Requisite Approvals for occupancy have been obtained; such operating expenses may include real estate taxes and payments of interest and mortgage insurance premiums with respect to the Mortgage Loan (to the extent the same are not funded out of proceeds of the Mortgage Loan), but shall not include the funding of any reserves (whether or not required to be maintained by the Lender) and any costs required to be capitalized in accordance with generally accepted accounting principles; and (ii) after the Development Obligation Date, all the costs and expenses of any type incurred incidental to the ownership and operation of the Project, including, without limitation, taxes, capital improvements reasonably deemed necessary by the General Partners and not funded out of any reserves for such, mortgage and bond insurance premiums and the cost of operations, maintenance and repairs but shall not include the funding of any reserves or repayments of Project Expense Loans or distributions to Partners pursuant to Article X.

"Project Expense Loan" means a loan to the Partnership pursuant to Section 6.9 and which is repayable without interest and only as provided in Article X.

"Purchase Agreement" means the Purchase and Guaranty Agreement dated as of May 1, 1989 pursuant to which the Purchaser has agreed, among other things, to purchase the Interest of the Investor Limited Partner under specified circumstances.

"Purchaser" means The Lockwood Group, a Missouri general partnership, and James B. Sineath as the purchasers under the Purchase Agreement.

"Qualified Income Offset Item" means (1) an allocation of loss or deduction that, as of the end of each year, reasonably is expected to be made (a) pursuant to Section 704(e)(2) of the Code to a donee of an interest in the Partnership, (b) pursuant to Section 706(d) of the Code as the result of a change in any Partner's interest in the Partnership, or (c) pursuant to Regulation Section 1.751-1(b)(2)(ii) as the result of a distribution by the Partnership of unrealized receivables or inventory items and (2) a distribution that, as of the end of such year, reasonably is expected to be made to a Partner to the extent it exceeds offsetting increases to such Partner's Capital Account which reasonably are expected to occur during or prior to the Partnership taxable year in which such distribution reasonably is expected to occur.

"Recapture Amount" has the meaning specified in Section 10.5F.

"Recapture Event" has the meaning specified in Section 10.5F.

"Regulations" means the rules and regulations of any Governmental Authority which are applicable to the Project or the Partnership.

"Related Person" means a person related to a Partner by virtue of a relationship specified in Section 167(b) or Section 700(b) of the Code (without modification by Section 267(e)(1), by applying 80% or more for 50% or more wherever it appears, disregarding Section 267(f)(1)(A) and excluding brothers and sisters from members of one's family).

"Requisite Approvals" means any required approvals of the Lender, or any other Governmental Authority to an action proposed to be taken by the Partnership.

"Retirement" (including the forms "Retire" and "Retired") means, as to a General Partner, and shall be deemed to have occurred automatically upon, the occurrence of death, adjudication of insanity or incompetence, Event of Bankruptcy, dissolution or voluntary or involuntary withdrawal from the Partnership for any reason. Involuntary withdrawal shall occur whenever a General Partner may no longer continue as a General Partner by law, death, incapacity or pursuant to any terms of this Agreement. A General Partner which is a corporation or partnership also will be deemed to have Retired upon the sale or other disposition (except by reason of death) of a controlling interest in a corporate General Partner or of a controlling general partner interest in a General Partner which is a partnership. For purposes of this definition, "controlling interest" shall mean the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of

voting securities, by contract or otherwise. With respect to BAJV Limited Partnership, the interests of The Lockwood Group and James B. Sineath shall each be deemed a "controlling interest".

"Schedule" means the schedule of partners annexed hereto as Schedule A as amended from time to time and as so amended at the time of reference thereto.

"Service" means the Internal Revenue Service.

"SLP 89" means SLP 89, Inc., a Massachusetts corporation.

"Special Limited Partner" means SLP 89 as Special Limited Partner and its successors in such capacity.

"Special Tax Counsel" means Peabody & Brown, of Boston, Massachusetts, or other counsel acceptable to the Investment Partnership.

"State" means the State of Georgia.

"Substitute Limited Partner" means any Person who is admitted to the Partnership as a Limited Partner under the provisions of Section 8.3.

"Title Policy" means the owner's policy of title insurance issued to the Partnership by Ticor Insurance Company of Minnesota in the amount of $10,700,000 and dated a date not earlier than 14 days prior to or 10 days after the date of the Investment Closing.

"Uniform Act" means the Revised Uniform Limited Partnership Act as in effect under the laws of the State, as amended from time to time.

ARTICLE II

Continuation; Name; and Purpose

Section 2.1 Continuation

The parties hereto hereby agree to form the limited partnership known as Brookscrossing Apartments Limited Partnership pursuant to the provisions of the Uniform Act.

Section 2.2 Name and Office; Agent for Service

A. The Partnership shall continue to be conducted under the name and style set forth in Section 2.1. The principal offices of the Partnership shall be located at 17 West Lockwood, St. Louis, Missouri 63119. The General Partners may at any time change the location of such principal office and shall give due notice of any such change to the Limited Partners.

B. The name and address of the agent for service of process required to be maintained under the Uniform Act shall be:

Mason W. Stephenson
King & Spaulding
2500 Trust Company Tower
Atlanta, Georgia 30342

Section 2.3 Purpose

The purpose of the Partnership is to acquire, construct, develop, repair, improve, maintain, operate, lease, dispose of and otherwise deal with the Project in accordance with any applicable Regulations and the provisions of this Agreement. The Partnership shall not engage in any other business or activity.

Section 2.4 Authorized Acts

In furtherance of its purposes, but subject to all other provisions of this Agreement including, but not limited to, Article VI, the Partnership is hereby authorized:

(i) To acquire by purchase, lease or otherwise any real or personal property which may be necessary, convenient or incidental to the accomplishment of the purposes of the Partnership.

(ii) To acquire, construct, operate, maintain, finance and improve, and to own, sell, convey, assign, mortgage or lease any real estate and any personal property necessary, convenient or incidental to the accomplishment of the purposes of the Partnership.

(iii) To borrow money and issue evidences of indebtedness in furtherance of any or all of the purposes of the Partnership and to secure the same by mortgage, pledge or other lien on the Property or any other assets of the Partnership, to the extent permitted by the Commitments.

(iv) To prepay in whole or in part, refinance, recast, increase, modify or extend the Mortgage or any other mortgage affecting the Property and in connection therewith to execute any extensions, renewals, or modifications of the Mortgage or any such other mortgage on the Property.

(v) To employ any Person, including any Affiliate, to perform services for, or to sell goods to, the Partnership (including without limitation management services) and to pay for such goods and services; provided that (except with respect to any contract specifically authorized by this Agreement) the terms of any such transaction with an Affiliate shall not be less favorable to the Partnership than would be arrived at by unaffiliated parties dealing at arms' length.

(vi) To execute any and all notes, mortgages and security agreements in order to secure loans from any Lender and any and all other documents, including but not limited to the Commitments, required by any Lender or any Governmental Authority in connection with the Mortgage and Mortgage

Loan and the acquisition, construction, rehabilitation, repair, development, improvement, maintenance and operation of the Property, or otherwise required by any Lender or any Governmental Authority in connection with the Property.

(vii) To execute contracts with any Governmental Authorities.

(viii) To execute leases of some or all of the apartment units of the Project.

(ix) To bring, defend, pay, extend, renew, submit to arbitration, prosecute or compromise any obligation, suit, liability, cause of action or claim involving the Partnership.

(x) To modify or amend the terms of any agreement or contract which the General Partners are authorized to enter into on behalf of the Partnership; provided, however, that such terms as amended shall not (1) materially adversely affect the Partnership or the Limited Partners, or (2) be in contravention of any of the terms or conditions of this Agreement.

(xi) To enter into any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to, the accomplishment of the purposes of the Partnership, so long as said activities and contracts may be lawfully carried on or performed by a partnership under the laws of the State.

Section 2.5 Term and Dissolution

A. The Partnership shall continue in full force and effect until December 31, 2040, except that the Partnership shall be dissolved prior to such date upon the happening of any of the following events:

(i) The sale or other disposition of all or substantially all the assets of the Partnership;

(ii) The election to dissolve the Partnership made in writing by the General Partners with the consent of the Special Limited Partner, which consent will not be unreasonably withheld, and, if required, the approval of the Lender; or

(iii) The Retirement of a General Partner unless the business of the Partnership is continued pursuant to Article VII or Section 4.7.

B. Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Article VII or Section 4.7), the General Partners (or for purposes of this paragraph their trustee, receiver, successor or legal representative) shall cause the cancellation of the Certificate and liquidate the Partnership assets and apply and distribute the proceeds thereof in accordance with Section 10.3. Notwithstanding the foregoing, in the event such liquidating General Partners shall determine that an immediate sale of

part or all of the Partnership's assets would cause undue loss to the Partners, the liquidating General Partners may, in order to avoid such loss, either (i) defer liquidation of, and withhold from distribution for a reasonable time, any assets of the Partnership except those necessary to satisfy the Partnership debts and obligations (other than Project Expense Loans), or (ii) distribute the assets to the Partners in kind.

ARTICLE III

Financing and Disposition of Property

A. The Partnership shall be authorized to borrow from the Lenders whatever amounts may be required, subject to the provisions hereof, in connection with the acquisition, development and construction of the Property and to meet the expenses of operating the Project (including without limitation any items for which the Lenders may provide Mortgage funds) and shall secure the same by the Mortgage. The Mortgage shall provide that from and after the Conversion Date, no Partner or Related Person shall bear the economic risk of loss for all or any part of such Mortgage Loan except to the extent that the General Partners may have liability for the Construction Mortgage Loan and the guaranties relating to the Construction Mortgage, other than liability for failure to perform the covenants and agreements contained in the Mortgage or any other loan documents other than the covenant to pay the principal and interest under the Mortgage and except for the liability of the General Partners to perform the covenants and agreements contained in the Mortgage or any other Loan Documents other than the liability to pay the principal and interest on the Mortgage.

The General Partners are specifically authorized, for and on behalf of the Partnership, to execute the Commitments and any permitted amendments thereto and, subject to the limitations set forth herein, such other documents as they deem necessary or appropriate in connection with the acquisition, development and financing of the Property.

B. The Partnership and the General Partners shall be bound by the terms of the Commitments. Any incoming General Partner shall as a condition of receiving any interest in the Property agree to be bound by the Commitments to the same extent and on the same terms as the other General Partners. Upon any dissolution of the Partnership or any transfer of the Property while any Mortgage is held by any Lender, no title or right to the possession and control of the Property and no right to collect the rents therefrom shall pass to any Person who is not, or does not become, bound in a manner satisfactory to the Lenders, to the Commitments and the provisions of this Agreement. The Commitments shall be binding upon and shall govern the rights and obligations of the Partnership, the Partners, their heirs, executors, administrators, successors and assigns as long as a Mortgage is outstanding.

C. The Partnership may increase the amount of the Mortgage Loans or refinance any Mortgage, including any required transfer or conveyance of Partnership assets for security or mortgage purposes, and may sell, lease, exchange or otherwise transfer or convey all or substantially all the assets of

the Partnership; provided, however, that the terms of any such refinancing (other than the refinancing from the Construction Mortgage Loan to the Permanent Mortgage Loan), sale, exchange or other transfer or conveyance effected after the Admission Date must receive the Consent of the Investor Limited Partner before such transaction shall be binding on the Partnership. Notwithstanding the foregoing, no such Consent shall be required for the leasing of apartments to tenants in the normal course of operations; provided, however, unless such Consent is obtained the Partnership shall lease the Project in such a manner as to qualify as a "qualified low-income housing project" under Section 42(g)(1) of the Code, and to lease all of the apartment units in the Project to qualified low-income tenants.

D. Except as specifically permitted in Article IX.C, the Partnership may not borrow funds from any of the Investment General Partners or from any Affiliate of an Investment General Partner.

E. Upon the sale of the Property by the Partnership, no Person may pay to any Person real estate commissions in excess of the lesser of (i) that which is reasonably, customary, and competitive with those paid in similar transactions in the same geographic area or (ii) 3% of the sales price of the Property (including the amount of the commissions paid).

ARTICLE IV

Partners; Capital

Section 4.1 General Partner

The General Partner of the Partnership is BAJV Limited Partnership, a Missouri limited partnership and its address and Capital Contribution are set forth in the Schedule.

Section 4.2 Limited Partners

A. SLP 89 is the Special Limited Partner of the Partnership, and its address and Capital Contribution are set forth in the Schedule.

B. BFQH is the Investor Limited Partner, and its address and Capital Contribution are set forth in the Schedule. The payment of its Capital Contribution is governed by Section 5.1.

Section 4.3 Partnership Capital and Capital Accounts

A. The capital of the Partnership shall be the aggregate amount of the cash, if any, contributed by the Partners as set forth in the Schedule. No interest shall be paid by the Partnership on any Capital Contribution to the Partnership. The Schedule shall be amended and, if necessary or appropriate, amendments to the Certificate shall be filed from time to time to reflect the withdrawal or admission of Partners, any changes in the Interest held by a Partner arising from the transfer of an Interest to or by such Partner and any

change in the amounts to be contributed or agreed to be contributed by any Partner. Except as otherwise specifically provided herein to the contrary, any return of Capital Contributions to the Limited Partners shall be solely from the assets of the Partnership, and the General Partners shall not be personally liable for such return.

B. An individual Capital Account shall be established and maintained for each Partner, including any additional or substituted Partner who shall hereafter receive an Interest. The original Capital Account established for each such substituted Partner shall be in the same amount as, and shall replace, the Capital Account of the Partner which such substituted Partner succeeds, and, for the purposes of this Agreement, such substituted Partner shall be deemed to have made the Capital Contribution, to the extent actually paid in, of the Partner which such substituted Partner succeeds. The term "substituted Partner", as used in this paragraph, shall mean a Person who shall become entitled to receive a share of the profits, losses, tax credits and distributions of the Partnership by reason of such Person succeeding to the Interest of a Partner by assignment of all or any part of a Partner's Interest. To the extent a substituted Partner receives less than 100% of the Interest of a Partner he succeeds, the original Capital Account of such substituted Partner and his Capital Contribution shall be in proportion to the Interest he receives and the Capital Account of the Partner who retains a partial Interest in the Partnership and his Capital Contribution shall continue, and not be replaced, in proportion to the Interest he retains. Any special basis adjustments under Section 743 of the Code resulting from an election by the Partnership pursuant to Section 754 of the Code shall not be taken into account for any purpose in establishing and maintaining Capital Accounts for the Partners pursuant to this Section 4.3. Nothing in this Section 4.3 shall affect the limitations on transferability of Interests set forth in Article VII, Article VIII or Section 13.1.

Section 4.4 Withdrawal of Capital

A Partner shall not have the right to withdraw from the Partnership all or any part of his Capital Contribution. No Partner shall have any right to demand and receive property of the Partnership in return for his Capital Contribution or in respect of his Interest, except as may be specifically provided in this Agreement.

Section 4.5 Liability of Limited Partners

No Limited Partner shall be liable for any debts, liabilities, contracts, or obligations of the Partnership. A Limited Partner shall be liable only to make payments of his Capital Contribution as and when due hereunder. After his Capital Contribution shall be fully paid, no Limited Partner shall, except as otherwise required by the Uniform Act, be required to make any further capital contributions or payments or lend any funds to the Partnership.

Section 4.6 Additional Limited Partners

A. The General Partners may admit additional Limited Partners only with the Consent of the Investor Limited Partner.

B. Any incoming Limited Partner shall, by his execution of this Agreement and as a condition to receiving any interest in the Partnership property, agree to be bound by the Commitments to the same extent and in the same terms as the other Limited Partners.

C. Upon the admission of any additional Limited Partners, an amendment to this Agreement reflecting such admission shall be filed, to the extent necessary, with each appropriate Governmental Authority. Such amendment shall amend the Schedule to reflect the names, addresses and Capital Contributions of such additional Limited Partners, and shall set forth the agreement of such additional Limited Partners to be bound by all the provisions of this Agreement.

Section 4.7 Certain Restricted Rights of Investor Limited Partners

A. Subject to the provisions hereinafter set forth in this Section 4.7, and to the Regulations, in addition to the other rights provided for in this Agreement, the Investor Limited Partners by a vote of Investor Limited Partners representing 51% of the Investor Limited Partner Class Contribution (or such higher percentage or such additional consents as may be required under the applicable laws of the State), shall have the further right:

(i) to amend this Agreement, subject to the provisions of Section 13.12; provided that such amendment (a) shall not in any manner allow the Limited Partners to take any action which would constitute their taking part in the control of the Partnership's business within the meaning of the Uniform Act, and (b) shall not, without the consent of any General Partner affected, alter the rights, powers or duties of the affected General Partner or its interest in the profits and losses of the Partnership for Federal income tax purposes, tax credits or distributions or alter any of the provisions of Section 4.7B.;

(ii) to dissolve the Partnership;

(iii) to remove any or all of the General Partners and elect one or more new General Partners; and

(iv) to give consent to the sale of all or substantially all of the assets of the Partnership.

B. The Interest of any General Partner removed pursuant to this Section 4.7 shall be valued and sold pursuant to Section 7.8.

C. Upon written request to the General Partners by Investor Limited Partners whose aggregate Capital Contributions represent at least 10% of the

Investor Limited Partner Class Contribution, the General Partners shall call a meeting of the Investor Limited Partners for any matters for which the Limited Partners may vote, as set forth herein. Upon receipt of a written request either in person or by certified mail stating the purpose(s) of the meeting, the General Partners shall provide all Limited Partners within ten days after receipt of said request, written notice (either in person or by certified mail) of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after receipt of said request, at a time and place convenient to the Limited Partners.

D. A list of the names and addresses of all Limited Partners shall be maintained as part of the books and records of the Partnership and shall be made available on request to any Limited Partner or his representative at his cost.

E. Notwithstanding anything to the contrary contained herein, the General Partners shall not be liable for any losses or damages sustained by the Investor Limited Partner which result from its unilateral decision to dissolve the Partnership pursuant to Section 4.7A(ii).

ARTICLE V

Capital Contributions of Investor Limited Partner

Section 5.1 Installments of Capital Contributions

A. The Investor Limited Partner shall contribute as its Capital Contribution the sum of $3,600,000 payable in four installments (the "Installments"): the first Installment (the "First Installment"), in the amount of $1,800,000, shall be payable $1,100,000 on the date of the Investment Closing and $700,000 shall be payable on the BFQH First Closing Date the second Installment (the "Second Installment"), in the amount of $540,000, shall be payable on the Completion Date; the third installment (the "Third Installment"), in the amount of $540,000, shall be payable upon the latest to occur of (i) the date that the Accountants shall determine the Annual Credit assuming 100% of the units qualify as low income apartment units under Section 42 of the Code, (ii) the filing of the Partnership's 1989 tax return, or (iii) Final Closing; and the fourth installment (the "Fourth Installment"), in the amount of $720,000, shall be payable at Breakeven. The obligation of the Investor Limited Partner to make the Second through Fourth Installments shall be evidenced by a Promissory Note, a copy of which is attached hereto as Exhibit 1, which Promissory Note may be assigned, hypothecated, pledged or otherwise transferred by the Partnership to secure payment of the fees described in Section 6.10.

B. The Capital Contributions of the Investor Limited Partner shall be subject to reduction in the manner provided in this Section 5.1B. Any such reduction which occurs during the sixty month period commencing on the Investment Closing shall be made to the Installment next due to be paid by the Investor Limited Partner, and any portion of such reduction in excess of such Installment shall be applied to reduce succeeding Installments. If nor

further Installments are due to be paid or if the entire reduction amount exceeds the sum of the remaining Installments, then the entire reduction amount or the balance of the reduction amount, as the case may be, shall be refunded promptly to the Investor Limited Partner pursuant to paragraph (iv) below. Any such reduction which occurs after the date which is sixty months after the Investment Closing shall be treated and repaid as a Recapture Amount.

(i) If the Accountants shall determine or there shall be a Final Determination that the amount of the Annual Credit (as hereinafter defined) properly allocable to the Investor Limited Partner is less than $146,407 in 1990 and $512,426 in 1991, then the Capital Contributions of the Investor Limited Partner shall be reduced by $31 for each $100 that the Annual Credit properly allocable to the Investor Limited Partner in such years is less than the amount specified for each year.

(ii) Subject to the provisions of Section 5.1B(v) below, if the Partnership fails to get an increased allocation to $762,300 or if the Accountants shall determine or there shall be a Final Determination that the amount of the Annual Credit properly allocable to the Investor Limited Partner is less than $762,300 assuming that 100% of the units qualify as low income apartment units, then the Capital Contributions of the Investor Limited Partner shall be reduced in the aggregate by $594 for each $100 that the Annual Credit properly allocable to the Investor Limited Partner is less than $762,300, except to the extent such reduction has already been effected pursuant to the foregoing subparagraph (i) or this subparagraph (ii).

(iii) For the purposes of this Section 5.1B., the "Annual Credit" shall mean the amount of the aggregate annual "low-income housing credit" allowable to the Partners under Section 42(a) of the Code; provided, however, that in determining such amount the following adjustments shall be made:

(a) no amount of any increase in the credit allowable pursuant to Section 42(f)(3) of the Code shall be considered in determining the Annual Credit unless such increase is allowable during the second taxable year of the "credit period";

(b) the Annual Credit shall be determined without regard to the following provisions of Section 42 of the Code: (x) the adjustments to the amount allowable for the first taxable year of the "credit period" pursuant to Sections 42(f)(2) or 42(f)(3)(B) of the Code; (y) any reduction to the number of "low-income units" which occurs subsequent to the second taxable year of the "credit period"; or (z) a failure of a portion of the Project to qualify as a "qualified low-income building" which occurs subsequent to the second taxable year of the "credit period".

(iv) The General Partners shall forthwith pay to the Investor Limited Partner the amount to which it is entitled by reason of any reduction

pursuant to paragraph (i) or (ii), such payment to be made within thirty (30) days of the date of the determination in question. Any such payment by the General Partners shall not constitute a Capital Contribution, loan or advance to the Partnership and shall not be reimbursable by the Partnership, but shall be treated as a payment by the General Partners to the Investor Limited Partner for breach of warranty by the General Partners to the Investor Limited Partner.

(v) Notwithstanding the above provisions of this Section 5.1B, no reduction in Capital Contributions shall be made or refunded if the reduction in Capital Contributions pursuant to clause (ii) above for this Partnership would be less than 3%.

(vi) Any reduction which is not refunded by reducing the Capital Contributions of the Investor Limited Partner shall be treated as a Recapture Amount pursuant to the provisions of Section 10.5F. Any reduction which is refunded is not to be included as a Recapture Amount.

C. The obligation of the Investor Limited Partner to make each Installment (except as otherwise provided) is subject to each of the following conditions:

(a) The General Partners shall have executed and delivered to the Investor Limited Partner a certificate (the "Payment Certificate"), dated the date such Installment is to be paid to the Partnership, stating (i) that all preconditions, representations, warranties and agreements applicable to such Installment have been satisfied, (ii) the amount of such Installment and, in reasonable detail, the manner of calculation thereof, and (iii) that all preconditions, representations, warranties and agreements applicable to such Capital Contributions have been satisfied.

(b) In the case of the First Installment, all Requisite Approvals, if any, to the admission of BFQH as Investor Limited Partner pursuant to this Agreement shall have been obtained and the Project shall have received an Annual Credit reservation from the State in the amount of at least $729,830.

(c) In the case of the second portion of the First Installment, the BFQH First Closing Date shall have occurred; in the case of the Second Installment, the Completion Date shall have occurred; in the case of the Third Installment, Final Closing shall have occurred; and in the case of the Fourth Installment, Breakeven shall have occurred. No Installment shall become due unless all conditions to the prior Installments shall have been met.

(d) Each of the representations and warranties set forth in Section 6.5 shall in all material respects be true and correct.

(e) No event shall have occurred which would permit BFQH to give an Election Notice under the Purchase Agreement.

(f) No event shall have occurred which suspends or terminates the oblig··tions of the Investor Limited Partner to pay Installments under the provisions of Section 7.5 which has not been cured as therein provided.

(g) Notwithstanding the foregoing, if any Installment subsequent to the First Installment has not become due because of a failure to satisfy any condition to the payment thereof, but such condition can be satisfied by the payment of money, then in the discretion of the Investor Limited Partner such Installment may be collected notwithstanding the failure to satisfy such condition, provided that when such Installment is released from escrow (1) the amount required to satisfy such condition is disbursed directly to the requisite parties for the purpose of satisfying such condition, and (2) any acceleration of maturity of indebtedness and any other default and any action or proceeding which was the basis of the failure to satisfy such condition or which resulted from such failure has been effectively waived and, in the case of any such action or proceedings, terminated with prejudice.

D. BFQH is a Massachusetts limited partnership. In no event shall any person who is at any time a general or limited partner in BFQH, or any partner or Affiliate of the Investment General Partners, have any personal liability for the payment or performance of any obligation of BFQH under the provisions of this Agreement or any document or instrument to be delivered in connection with this Agreement, including, without limitation, the obligations of BFQH to contribute capital to the Partnership. All parties dealing with BFQH shall look solely to the assets of BFQH for the satisfaction of any such obligation and not to the assets of any Person who is a partner therein. BFQH and its general partners represent that BFQH will not commit the proceeds required for the Installments to any other investment.

Section 5.2 Defaults

(a) In the event that the Investor Limited Partner fails to pay any Installment or portion of any Installment within ten (10) business days after the due date, it shall be in default hereunder; provided, however, that the provisions of this Section 5.2 shall not apply to the payment of the second portion of the First Installment ($700,000) which shall be governed by separate agreement. Any such Installment in default shall accrue interest from the due date at the rate of 3% above the then prevailing prime rate charged by First National Bank of St. Louis County or such lesser maximum interest rate and charges permitted by applicable law.

(b) If the Investor Limited Partner has failed to pay any Installment within sixty (60) days after the due date therefore, then the General Partners may sell the Interest of the defaulting Investor Limited Partner to any person (other than the General Partners or an Affiliate) on the best available terms. If the General Partners are unable to find a buyer for such Interest within 15 days, the General Partners or an Affiliate shall have the option to purchase such Interest. The purchase price received for such Interest shall be applied or paid (i) first, to costs incurred in connection with such sale,

(ii) second, to costs pursuant to Section 5.2(d), (iii) third, to the Partnership in the amount of Capital Contributions and interest, if any, due from the defaulting Investor Limited Partner and (iv) the balance, if any, to the defaulting Investment Limited Partner.

(c) The Investor Limited Partner in default shall not be entitled to any distributions or allocations of profits, losses, deductions, credits, Cash Flow or other distributions of any kind under Article X with respect to its Interest during the term of its default. Upon the purchase of the defaulting Investor Limited Partner's Interest pursuant to this Article 5.2, such defaulting Investor Limited Partner shall (i) forfeit its interest, (ii) have no further rights in the Partnership, (iii) remain liable for any Capital Contributions and interest which have not been paid by the purchaser and (iv) remain subject to Article 5.2(d).

(d) All costs and damages, including court costs and legal fees, incurred by the Partnership due to a default by the Investor Limited Partner shall be reimbursed to the Partnership by such defaulting Investor Limited Partner.

ARTICLE VI

Rights, Powers and Duties of the General Partners

Section 6.1 Restrictions on Authority

A. Notwithstanding any other provisions of this Agreement, the General Partners shall have no authority to perform any act in respect of the Partnership or the Project in violation of (i) any applicable law or regulation, or (ii) any agreement between the Partnership and any Lender.

B. The General Partners shall not have any authority to do any of the following acts without the Consent of the Investor Limited Partner and any Requisite Approvals:

(i) to incur indebtedness for money borrowed on the general credit of the Partnership, except as specifically permitted by Article III and Article IX, or

(ii) following completion of construction of the Improvements, to construct any new capital improvements, or to replace any existing capital improvements if construction or replacement would substantially alter the use of the Property, or

(iii) to acquire any real property in addition to the Property (other than easements or similar rights necessary or convenient for the operation of the Project), or

(iv) to bear, or cause or permit any Related Person to bear, the economic risk of loss with respect to all or any portion of the Note or the Mortgage or the indebtedness secured thereby, except as provided in Article IIIA., or

(v) to cause the Partnership to make any loan or advance to any Person except as provided in Section 2.4(iv) (for purposes of this clause 6.1B(v), accounts receivable in the ordinary course of business from Persons other than the General Partners or their Affiliates shall not be deemed to be advances or loans), or

(vi) to lease any apartment unit in the Project to other than qualified low-income tenants or otherwise operate the Project in such a manner or take any action which could cause any dwelling unit in the Project to fail to be treated as a qualified low-income housing unit under Section 42(g) of the Code or which would cause the recapture by the Partnership of any low-income housing credit under Section 42 of the Code, or

(vii) to amend any Project Document, or to permit any party thereunder to waive any provision thereof, to the extent that the effect of such amendment or waiver would be to eliminate, diminish or defer any obligation or undertaking of the Partnership, the General Partners or their Affiliates which accrues, directly or indirectly, to the benefit of, or provides additional security or protection to, the Investor Limited Partner notwithstanding that the Investor Limited Partner is neither a party to nor express beneficiary of such provision or was not a Partner when such provision became effective, or

(viii) to refinance any Mortgage or to sell or convey the Property, except as provided in Article IIIC., and except that the General Partners may cause the Partnership to grant easements and similar rights affecting the Land to obtain utility services for the Project or for other purposes necessary or convenient for the operation of the Project.

C. The General Partners shall not (a) cause the Partnership to utilize Cash Flow to acquire interests in other limited partnerships or (b) cause the Partnership to invest the proceeds of any sale or refinancing of the Project unless a sufficient portion thereof is distributed to the Investment Partnership to enable each limited partner thereof, assuming that he is in a combined federal, state and local marginal income tax bracket of 30%, to pay the federal, state and local income tax liability arising from the sale or refinancing which generated such proceeds, and in any event sale or refinancing proceeds shall not be reinvested following the second anniversary of the first day of the calendar quarter in which the final closing of the admission of limited partners into the Investor Limited Partner occurs, except to the extent of any reserves retained therefrom.

Section 6.2 Personal Services

The General Partners and their Affiliates shall receive no compensation or fees except as provided in Section 6.10 and Article XI. Any Partner may

engage independently or with others in other business ventures of every nature and description including, without limitation, the ownership, operation, management, and development of real estate, regardless of whether such real estate directly competes with the Project. Such activities will not be considered a breach of this Agreement or of the General Partners' fiduciary obligations to the Partners and neither the Partnership nor any Partners shall have any rights by reason of this Agreement in and to such independent ventures or the income or profits derived therefrom.

Section 6.3 Business Management and Control; Designation of Managing General Partner; Tax Matters Partner; Certain Rights of the Special Limited Partner

A. The General Partners shall have the exclusive right to manage the business of the Partnership. No Limited Partner (except one who may also be a General Partner and then only in his capacity as General Partner) shall (i) have any authority or right to act for or bind the Partnership, or (ii) except as required by law, participate in or have any control over the Partnership business. The Limited Partners hereby consent to the exercise by the General Partners of the powers conferred on them by this Agreement.

B. The powers and duties of the General Partners hereunder may be exercised in the first instance by one or more Managing General Partners who, subject to the terms and provisions of this Agreement, shall manage the business and affairs of the Partnership. Each Managing General Partner is hereby authorized to execute and deliver in the name and on behalf of the Partnership all such documents and papers (including any required by any Lender or any Governmental Authority) as such Managing General Partner deems necessary or desirable in carrying out such duties hereunder. BAJV Limited Partnership is hereby designated as the initial Managing General Partner; if it shall become unable to serve in such capacity or shall cease to be a General Partner, the remaining General Partners may from time to time designate from among themselves by consent one or more substitute or additional Managing General Partners. If for any reason no designation is in effect, the powers of the Managing General Partner shall be exercised by the majority consent of the remaining General Partners. A designation of a successor as Managing General Partner or the designation of an additional Managing General Partner pursuant to Section 7.3 or 7.5 shall supersede any designation or other exercise of rights pursuant to this Section 6.3B. Any action required or permitted to be taken by a corporate General Partner hereunder may be taken by such of its proper officers or agents as it shall validly designate for such purpose. The Managing General Partner is hereby designated as the "Tax Matters Partner" of the Partnership for all purposes of the Code. The Tax Matters Partners shall notify the Internal Revenue Service in the manner prescribed in Section 6223 of the Code and any Treasury Regulations promulgated thereunder. Furthermore, the Tax Matters Partner hereby agrees that he will choose the United States Tax Court for litigation of all tax issues involving the Partnership, unless the Tax Matters Partner obtains the Consent of the Investor Limited Partner to litigate in some other forum. The provisions of Sections 6.4 and 6.6 shall apply equally to any General Partner in its capacity as Tax Matters Partner.

C. In the event that the Partnership is in material default of any of its obligations under the Commitments, which default, in the reasonable judgment of the Special Limited Partner, threatens an assignment or foreclosure of any Mortgage, or any General Partner or the Purchaser is in default in any material respect under any of its obligations under this Agreement or the Purchase Agreement, or if a sole General Partner shall Retire in violation of Section 7.1 or shall retire with the Consent of the Investor Limited Partner but no Substitute General Partner is provided, the Special Limited Partner may, at its election, give notice of such default or event to the then General Partners, if any, and, (i) (in the case of a default) if such default is not cured within 10 business days (or cured within a reasonable time in the event it is impossible to cure such default within such ten-day period, provided that the General Partners are diligently and in good faith seeking to cure such default and there has been no assignment of or institution of proceedings to foreclose the Mortgage), or (ii) (in the event of such Retirement) promptly after the occurrence of such event, the Special Limited Partner or any Entity of which a majority of the stock or beneficial interest is owned, directly or indirectly, by the Special Limited Partner or Boston Financial, may, with the Consent of the Investor Limited Partner, elect to become an additional General Partner with all the rights and privileges of a General Partner. The Special Limited Partner shall provide the General Partners with true and correct copies of the written instruments evidencing such Consent of the Investor Limited Partner within ten days after the Special Limited Partner's receipt thereof. Upon such election by the Special Limited Partner or such Entity and such Consent, the Special Limited Partner or such Entity shall automatically become and shall be deemed a General Partner and each Partner hereby irrevocably appoints the Special Limited Partner (with full power of substitution) as the attorney-in-fact of such Partner for the purpose of executing, acknowledging, swearing to, recording and/or filing any amendment to this Agreement and the Certificate necessary or appropriate to confirm the foregoing. If the Special Limited Partner or such Entity shall become an additional General Partner as herein stated, its Interest shall not be increased thereby (except that the Special Limited Partner may assign its interest to such Entity). In the event of the admission of the Special Limited Partner or such Entity as a General Partner pursuant to this Section 6.3, and if there are then any other General Partners, the Special Limited Partner or such Entity shall have managerial rights, authority and voting rights of 51% on any matters to be decided or voted upon by the General Partners or the Managing General Partner, as the case may be, and the rights and authority of the remaining General Partners or the Managing General Partner, as the case may be, shall be deemed equally divided among them.

Section 6.4 Duties and Obligations of the General Partners

A. The General Partners shall use reasonable efforts to carry out the purposes, business and objectives of the Partnership referred to in Section 2.3 and the following specific duties, and shall devote to Partnership business such time and effort as may be necessary to (i) supervise the activities of the Management Agent, (ii) make inspections of the Project to determine if the Project is being properly maintained and that necessary repairs

are being made thereto, (iii) prepare or cause to be prepared all reports of operations which are to be furnished to the Partners or which are required by any Lender or any appropriate Governmental Authority, (iv) elect to defer the commencement of the credit period for all or any portion of the low-incoming housing tax credit allowable to the Partners under Section 42(g) of the Code, to the extent that any such deferral may be in the best economic interest of the Investor Limited Partner, (v) cause the Project to be insured against fire and other risks covered by such insurance in the maximum amount required by any Lender or, following termination of the Mortgage Loan, good management practices, in any event in an amount equal to the full replacement value of the Improvements, (vi) obtain and keep in force during the term of the Partnership adequate business or rental interruption, workmen's compensation insurance satisfactory to each Lender, (vii) obtain and keep in force during the term of the Partnership public liability insurance for the benefit of the Partnership and its Partners in amounts from time to time reasonably acceptable to the Lenders and the Insurance Consultants, (viii) enforce all contracts entered into for the benefit of the Partnership, and (ix) do all other things which may be reasonably necessary to manage the affairs and business of the Partnership. Further, in the event of any casualty and provided that the insurance proceeds shall be made available therefor, the General Partners shall repair any damage to the Project which was caused by such event, so as to restore the Project (as nearly as possible) to the condition and market value thereof immediately prior to such occurrence. All of the insurance policies required by this Section 6.4A shall (a) be written by insurance companies rated A or better by Best's, (b) include BFQH as a named insured, and (c) include a provision requiring the insurance company to notify BFQH in writing 30 days prior to the cancellation of any such policy. In addition, the General Partners shall promptly provide BFQH or its representatives with copies of such insurance policies upon request from time to time. The General Partners shall review regularly all of the Partnership and Project insurance coverage to insure that it is adequate. In particular, the General Partners shall review at least annually the insurance coverage required by Section 6.4A(v) to insure that it is in an amount at least equal to the current full replacement value of the Improvements.

B. Subject to the terms of the Mortgage Loan, if applicable, and to the requirements of Section 42 of the Code, the General Partners shall use reasonable efforts consistent with sound management practice to cause the Project to maximize income produced by the Project, including, if necessary, seeking any necessary approvals of, and implementing, appropriate adjustments in the rent schedule of the Property.

C. The General Partners shall hold for occupancy such percentage of the apartments in the Project in such a manner as to qualify the entire Project (i.e., all dwelling units) as a "qualified low income housing project" under Section 42(g) of the Code as interpreted from time to time in regulations and rulings promulgated thereunder. The General Partners shall not take any action which would cause the termination or discontinuance of the qualification of the Project as a "qualified low income housing project" under Section 42(g) of the Code or which would cause the recapture of any low income housing tax credit under the Code without the Consent of the Investor Limited Partner.

D. The General Partners shall prepare and submit to the Secretary of the Treasury (or any other Governmental Authority designated for such purpose), on a timely basis, any and all annual reports, information returns and other certifications and information and shall take any and all other action required (i) to insure that the Partnership (and its Partners) will continue to qualify for the low-income housing credit described in Section 42 of the Code for all dwelling units in the Project and (ii) unless the Consent of the Investor Limited Partner is received to act otherwise in a particular instance, to avoid recapture of such credit or the imposition of penalties or interest on the Partnership or any of its Partners for failure to comply with the requirements of Section 42 of the Code.

E. Except as provided in or contemplated by the Commitments, neither the General Partners nor any of their Related Persons will at any time bear the economic risk of loss for payment of the Mortgage Loan. The General Partners agree that they will not cause any Limited Partner at any time to bear the economic risk of loss for payment or performance under any Note or Mortgage; provided, however, that the Limited Partners shall be liable for the performance of their obligations set forth in this Agreement. Each Limited Partner agrees not to take any action which would render him to bear the economic risk of loss for payment of the Mortgage Loan.

F. The General Partners shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in their immediate possession or control. The General Partners shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Partnership.

G. No General Partner shall contract away the fiduciary duty owed at common law to the Limited Partners.

H. Any Affiliate of a General Partner rendering services to the Partnership must comply with the requirements as to experience of such Affiliate contained in Section II.A. of the NASAA Guidelines.

I. The General Partners shall establish a reserve account, to the extent Partnership funds are available after payment of all Project Expenses, for capital replacements, which account shall be funded by monthly deposits of $22,400 (or such lesser amount as shall be approved in writing by the Special Limited Partner from time to time) commencing on the Completion Date. Withdrawals from such reserve shall be utilized solely to fund capital repairs and improvements deemed necessary by the General Partners.

J. The General Partners shall be required to take only such actions on behalf of the Partnership as are expressly set forth in this Agreement or are required by law. Except as expressly provided for in this Agreement or required by law, the General Partners shall not be required to advance, contribute or provide funds to the Partnership or to take any action requiring the expenditure of funds if Partnership funds are not available..

Section 6.5 Representations and Warranties; Certain Indemnities

A. The General Partners hereby represent and warrant to the Investor Limited Partner that the following are true as of the date hereof and will be true on the due date of each subsequent Installment (except for Sections 6.5A(xii), 6.5A(xiv), 6.5A(xv) and 6.5A(xvi), which are continuing representations):

(i) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all recording requirements with each proper Governmental Authority necessary to establish the limited liability of the Limited Partners as provided herein.

(ii) No litigation or proceeding against the Partnership, any General Partner (nor any other litigation or proceeding directly affecting the Project) is pending before any court, administrative agency or other Governmental Authority which the General Partners believe is likely to be decided against the Partnership or the General Partners which would, if adversely determined, have a material adverse effect on the Partnership, its business or operations, except for such matters as to which the likelihood of such a determination adverse to the Partnership is, in the opinion of Counsel to the Partnership or other counsel acceptable to the Investor Limited Partner, remote.

(iii) (a) No default by any General Partner, any Affiliate thereof having any relationship with the Project, or the Partnership, in any respect which would materially adversely affect the Partnership has occurred or is continuing (nor has there occurred any continuing event which, with the giving of notice or the passage of time or both, would constitute such a default in any material respect) under any of the Commitments or the Construction Contract.

(b) The Commitments and the Construction Contract are in full force and effect (except to the extent fully performed in accordance with their respective terms).

(c) No failure or refusal of the Lender to make any advance required under the Construction Loan Agreement has occurred and is continuing.

(iv) No Partner or Related Person thereof bears the economic risk of loss with respect to the indebtedness evidenced by the Note and secured by the Mortgage, except as permitted by Article IIIA.

(v) All building, zoning and other applicable certificates, permits and licenses necessary to permit the construction, use, occupancy and operation of the Project have been or will be obtained (other than prior to completion of the Project or a specified portion thereof, such as will be issued only after the completion of the Project or such specified portion thereof) and neither the Partnership nor the General Partners has received any notice or has any knowledge of any violation with respect to

the Project of any law, rule, regulation, order or decree of any Governmental Authority having jurisdiction which would have a material adverse effect on the Project or the construction, use or occupancy thereof, except for violations which have been cured and notices or citations which have been withdrawn or set aside by the issuing agency or by an order of a court of competent jurisdiction.

(vi) The Partnership owns the fee simple interest in the Property, free and clear of any liens, charges or encumbrances other than the Mortgage, matters set forth in the Title Policy, encumbrances the Partnership is permitted to create under Sections 2.4 and 6.1, and mechanics' or other liens which have been bonded against in such a manner as to preclude the holder of such lien from having any recourse to the Property or the Partnership for payment of any debt secured thereby. None of the liens, charges, encumbrances or exceptions set forth in the Title Policy has or will have a material adverse effect upon the construction or operation of the Project.

(vii) The execution and delivery of all instruments and the performance of all acts heretofore or hereafter made or taken or to be made or taken, pertaining to the Partnership or the Property by any General Partner which is a corporation and by the Purchaser and the Management Agent, have been or will be duly authorized by all necessary corporate or other action, and the consummation of any such transactions with or on behalf of the Partnership will not constitute a breach or violation of, or a default under, the charter or by-laws of any such corporation or any agreement by which any such corporation or any of its properties is bound, nor, to the best of the General Partners' knowledge, constitute a violation of any law, administrative regulation or court decree.

(viii) No General Partner is in default in any material respect in the observance or performance of any provision of this Agreement to be observed or performed by such General Partner.

(ix) The Purchase Agreement is in full force and effect and no default has occurred or is continuing (nor has there occurred any event which, with the giving of notice or the passage of time, or both, would constitute such a default in any material respect) under the Purchase Agreement which would materially adversely affect the Investment Partnership.

(x) No Event of Bankruptcy has occurred with respect to any General Partner which pursuant to Section 7.5 would have suspended the obligations of the Investor Limited Partner to make any Installment unless such Event of Bankruptcy has been cured pursuant to Section 7.5.

(xi) The entire Project will qualify within twelve months after the Completion Date, as a "qualified low-income housing project" under Section 42(g) of the Code and the General Partners will use their best efforts to qualify all apartment units in the Project as "low income" apartment units under Section 42 of the Code.

(xii) The General Partners satisfy the Designated Net Worth Standard.

(xiii) All tax returns and Forms K-1 due under Section 12.1B. have been properly filed and transmitted.

(xiv) The general partners of the managing general partner of the Managing General Partner have at least two years' relevant real estate or other experience demonstrating the knowledge and experience to acquire and manage assets such as the Project, and have a financial condition commensurate with any financial obligations assumed in the operation of the Partnership (at minimum, an aggregate financial net worth, exclusive of home, automobile and home furnishings, of the greater of either $50,000 or an amount at least equal to 5% of the gross amount of all offerings sold by such general partners within the prior twelve months plus 5% of the gross amount of the Capital Contribution of the Investor Limited Partner, to an aggregate maximum net worth of $1,000,000), except that the foregoing requirements with respect to net worth shall not apply where the Managing General Partner is a non-profit organization or an Affiliate thereof.

(xv) Any Affiliate of a General Partner rendering services to the Partnership has not less than four years' relevant experience in the kind of service being rendered or otherwise has demonstrated sufficient knowledge and experience to perform the services proposed.

(xvi) All accounts required by the Partnership to be maintained under the terms of the Construction Loan Agreement, including any account for replacement reserves, are currently funded to the levels required by the Construction Lender.

B. The General Partners jointly and severally agree to indemnify promptly and hold harmless the Partnership and the Limited Partners from and against any and all losses, damages and liabilities which the Partnership and the Limited Partners may incur by reason of any liabilities to which either the Partnership or the Project is subject at the Admission Date; provided, however, that the foregoing indemnification shall not apply to the Mortgage, necessary contractual obligations normally incurred pursuant to the Commitments in connection with the operation of the Property, or to acts for which the General Partners are entitled to indemnification under Section 6.6.

C. The General Partners agree that neither they nor any of their Related Persons will at any time bear the economic risk of loss for payment of the Mortgage Loan or the indebtedness issued under and secured by the Mortgage, and that they will not cause any Limited Partner or Related Person thereof at any time to bear the economic risk of loss for payment or performance under the Note, the Mortgage or any other of the Commitments except to the extent permitted by Article IIIA.; provided, however, that the Limited Partners shall be liable for the performance of their obligations set forth in this Agreement. Each Limited Partner agrees not to take any action which would cause him or any Related Person thereof to bear the economic risk of loss for payment of the Mortgage Loan.

Section 6.6 Indemnification

Each General Partner (including any Retired General Partner) shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses, including reasonable attorneys fees, and amounts paid in settlement of any claims sustained by him or it in connection with the Partnership, provided that the same were not the result of negligence or misconduct on the part of the General Partner or any of its "Designated Affiliates" (as such term is defined in Section 6.7B.) and were the result of a course of conduct which the General Partners, in good faith, determined was in the best interest of the Partnership. Any indemnity under this Section 6.6 shall be provided out of and to the extent of Partnership assets only, and no Limited Partner shall have any personal liability on account thereof; provided, however, that no indemnification shall be provided for any losses, liabilities or expenses arising from or out of any alleged violation of federal or state securities laws unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and the court approves indemnification of litigation costs; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court approves indemnification of litigation costs; or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made. In any claim for indemnification in connection with a settlement which was so approved, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission, the Massachusetts Securities Division, any state securities administrator whose rules require the application of the NASAA Guidelines and any other state securities administrator whose rules or published policies require such disclosure with respect to the issue of indemnification for securities law violations.

The Partnership shall not incur that cost of that portion of any insurance which insures any party against any liability as to which such party is herein prohibited from being indemnified.

Section 6.7 Liability of General Partners to Limited Partners

A. Except as otherwise provided in Sections 5.1B, 6.8, 6.9 and 10.2F, no General Partner or Designated Affiliate (as defined in Section 6.7B) shall be liable, responsible or accountable for damages or otherwise to the Partnership or to any Limited Partner for any loss suffered by the Partnership which arises out of any action or inaction of such General Partner or Designated Affiliate if that General Partner or Designated Affiliate, in good faith, determined that such course of conduct was in the best interests of the Partnership and such course of conduct did not constitute gross negligence or willful misconduct on the part of that General Partner or Designated Affiliate.

B. As used in Sections 6.6 and 6.7, a "Designated Affiliate" is any Person performing services on behalf of the Partnership who: (1) directly or indirectly controls, is controlled by, or is under common control with any

General Partner, (2) owns or controls 10% or more of the outstanding voting securities of any General Partner, (3) is an officer, director, partner or trustee of any General Partner, or (4) if any General Partner is an officer, director, partner or trustee, of any company for which the General Partner acts in any such capacity.

Section 6.8 Obligation to Complete Construction and Arrive at Final Closing

A. Under the Development Agreement between the Partnership and the Developer, the Developer shall be required to complete the construction of the Improvements or cause the same to be completed in a good and workmanlike manner, free and clear of all mechanics', materialmen's or similar liens, and shall equip the Improvements or cause the same to be equipped with all necessary and appropriate fixtures, equipment and articles of personal property, including refrigerators and ranges, all in accordance with the Commitments and the drawings and specifications forming a part of the Construction Contract. If the Designated Proceeds as available from time to time are insufficient to (i) acquire the Land, (ii) complete the construction of the Improvements or cause the same to be completed in a good and workmanlike manner, free and clear of all mechanic's, materialmen's or similar liens, and equip the Improvements or cause the same to be equipped, all in accordance with the Commitments and the drawings and specifications forming a part of the Construction Contract and pay the construction management and architects fees in full, (iii) arrive at Final Closing in conformity with the Commitments, (iv) discharge all Partnership liabilities and obligations arising out of any casualty giving rise to such insurance proceeds, and (v) provide for all Project Expenses required to be made or incurred through the Development Obligation Date (other than reserves which are to be funded from other sources), the Developer shall advance or cause to be advanced to the Partnership from time to time as needed such funds as are required to pay such deficiencies. Any such advances ("Development Advances") shall, to the extent permitted under the Commitments and any applicable Regulations or requirements of the Lenders (or otherwise with any requisite consent of the Lenders), be reimbursed at or prior to the Development Obligation Date only out of Designated Proceeds available from time to time after payment of all costs described in the preceding sentence. Any balance of the amount of each Development Advance not reimbursed through the Development Obligation Date shall not be reimbursable, shall not be credited to the Capital Account of any Partner or otherwise change the Interest of any Person in the Partnership. In addition, the Developer shall be responsible for the payment of any additional costs which may be required pursuant to the Permanent Mortgage Loan, whether or not such costs are incurred prior to the Development Obligation Date.

B. The General Partners hereby unconditionally jointly and severally guarantee to the Partnership and the Investor Limited Partners the due and punctual performance of all obligations of the Developer hereunder and under the Development Agreement. The General Partners hereby agree that their obligations hereunder shall constitute a guaranty of payment and not of collection and shall be unconditional irrespective of the regularity or enforceability of this Agreement or any other circumstances which might otherwise constitute a

legal or equitable discharge of a surety or guarantor or any other circumstances which might otherwise limit the recourse to the General Partners. The undertakings of the General Partners set forth in this Section 6.8 and in Section 6.9 are made for the benefit of the Partners and shall not inure to the benefit of any creditor of the Partnership other than a Partner, notwithstanding any pledge or assignment by the Partnership of this Agreement or any rights hereunder.

Section 6.9 Obligation to Provide for Project Expenses

The General Partners agree that if, after the Development Obligation Date, the Partnership requires funds for any Project Expenses (other than reserve funding or funding needed to make payments to Partners, payments of any outstanding Project Expense Loans or other obligations herein provided to be payable solely out of Cash Flow or distributions of proceeds from a Capital Transaction) during or in respect of the period ending five years after the Development Obligation Date, the General Partners shall lend the Partnership the funds required if funds are not otherwise available pursuant to a withdrawal from any Project or Partnership reserve account. Such loans shall be Project Expense Loans. However, the General Partners shall not be obligated to make Project Expense Loans under this Section 6.9 to the extent that the outstanding aggregate principal amount of such Loans would exceed $800,000. Any such Project Expense Loans shall be repayable only as provided in Article X.

Section 6.10 Certain Payments to the General Partners and Affiliates

A. For its services in connection with the development of the Property and the supervision to completion of the construction of the Improvements and as reimbursement for Development Advances, the Developer shall be paid $801,267 which amount shall be earned proportionately on the respective dates on which each of the Buildings is placed in service for purposes of Section 42 of the Code and shall be paid in full by the Completion Date. Such amount shall be applied first to reimburse the Developer for Development Advances and then to pay the Developer a development fee for its development services. Upon receipt of such payment, the Developer will deposit a portion thereof into escrow, as required under the Escrow Agreement. The Developer shall also be entitled to an additional amount equal to the amount of Designated Proceeds which shall remain after application thereof to effect the payment described in the first sentence of this Section 6.10A and to fulfill all of the other obligations of the Developer pursuant to Section 6.8A.

B. All of the Partnership's expenses shall be billed directly to, and paid by, the Partnership to the extent practicable. Subject to the terms of this Agreement, including without limitation Section 6.10C., and except as otherwise specifically provided herein, reimbursements to a General Partner or any of its Affiliates by the Partnership shall be allowed as provided in this 6.10B. for the lower of (a) actual cost to the General Partners or any of their Affiliates of the Partnership's actual operating cash expenses or

(b) the amount the Partnership would be required to pay to independent parties for comparable administrative services in the same geographical location, including the following general functions of the Partnership:

(i) Partnership operations, which shall include without limitation the following: implementation of Partnership investment policies, implementation of periodic physical inspections and informal market surveys; direction and review of work of managers, contractors and leasing agents; payment of fees and expenses to independent contractors, mortgage brokers, brokers, leasing agents, consultants, insurance brokers, and other agents; implementation and review of reserves and working capital and recommendations with respect to changes thereto; preparation, presentation, and implementation of cash distribution decisions; financial analysis; preparation of Partnership status reports; initiation and implementation of any other positive action necessary to optimize the potential benefits for the Partnership; payment of any and all liabilities, losses, judgments, expenses (including attorneys' fees and disbursements) and amounts paid in settlement of claims arising from any claims for personal injury, property damage, wrongful death and other risks arising out of the business of the Partnership; supervision and expenses of professionals employed by the Partnership in connection with any of the above, including attorneys, accountants, and appraisers; initiation and analysis of recommendations to sell the Project on acceptable terms of sale; and payment of audit and other fees;

(ii) Partnership accounting, which shall include without limitation the following: preparation and documentation of Partnership accounting and audits; preparation and documentation of budgets, economic surveys, projections of Cash Flow, profits and losses, tax credits and working capital requirements; preparation of regulatory and tax reports; costs of any computer equipment or services used for or by the Partnership; costs of any accounting, statistical, or bookkeeping equipment necessary for the maintenance of the books and records of the Partnership;

(iii) legal services, which shall include without limitation the following: expenses of revising and amending this Agreement or converting, modifying, or terminating the Partnership or this Agreement; monitoring litigation, if any; costs incurred in connection with any litigation in which the Partnership is involved as well as any examination, investigation, or other proceeding conducted therewith, subject to the provisions of Section 6.6; and costs of qualifying or licensing the Partnership;

(iv) tax services, which shall include without limitation the following: tax planning for the Partnership; preparation and documentation of Partnership Federal, state and local tax returns; review of tax projections;

(v) computer services, which shall include without limitation the following: costs of any computer equipment or services used for or by the Partnership, including processing of accounting records relating to the Partnership;

(vi) risk management, which shall include without limitation the following: inspection services, special consultant fees, premiums, loss adjustments, and any other expenses of insurance required in connection with the business of the Partnership; and

(vii) any other related operational and administrative expenses necessary for the prudent organization and operation of the Partnership.

C. Neither the General Partners nor any of their Affiliates shall be entitled to any fees or profits from the Partnership in connection with the acquisition, construction, development or rent-up of the Land or Improvements or for the administration of the Partnership's business or otherwise, except for (i) payments provided in Sections 6.10A, 6.10D and 6.10E, (ii) payments of the Management Fee, computer and accounting reimbursements and the Incentive Management Fee referred to in Article XI, (iii) fees and distributions under Article X, and (iv) such other fees and distributions as may be permitted to be paid by the Lenders out of the proceeds of the Mortgage Loan.

D. Upon any sale of the Project, the Partnership shall be entitled to pay a Project Disposition Fee to the General Partners or their Affiliates for their services with respect to the sale of the Project. The Project Disposition Fee shall be in an amount equal to 3% of the gross sales proceeds from the sale of the Project; provided, however, that in no event shall this Fee plus any other brokerage fees paid with respect to the sale of the Project exceed 3% of the gross sales proceeds.

E. The Partnership shall pay a mortgage placement fee and an equity placement fee to the General Partner in the amount of $100,000 for its services under the Financial Services Agreement of even date herewith.

Section 6.11 Joint and Several Obligations; Guaranty of Obligations

All obligations of the General Partners hereunder are joint and several obligations of the General Partners, except as herein expressly provided to the contrary.

All obligations of the General Partners pursuant to this Partnership Agreement are guaranteed by The Lockwood Group and James B. Sineath, who are jointly and severally liable for such guaranty.

ARTICLE VII

Withdrawal of General Partner; New General Partners

Section 7.1 Voluntary Withdrawal

A. No General Partner shall have the right to withdraw or Retire voluntarily from the Partnership or sell, assign or encumber his Interest without the Consent of the Investor Limited Partner and, if required, any Requisite Approvals, except that the Developer may create a security interest in any

fees payable to it under Section 6.10A and the General Partners may create a security interest in any fees payable to them under Sections 6.10D and 6.10E, which security interests shall not be considered a sale, assignment or encumbrance for the purposes of this Section 7.1A.

B. Notwithstanding the foregoing, a General Partner may at any time propose to the Investor Limited Partner a Person to serve as its successor or if at such time there be more than one General Partner, to serve as a successor to one or more of the General Partners desiring to withdraw. If the Investor Limited Partner has Consented thereto or if, pursuant to Section 7.5, such a Consent is not required, and any Requisite Approvals are obtained to such withdrawal and the admission of such successor, all Partners hereby agree, subject to the provisions of Section 7.5, that this Agreement and the Certificate shall be appropriately amended to effect such withdrawal and admission.

C. Notwithstanding any other provisions of this Agreement to the contrary, with the Consent of the Investor Limited Partner a General Partner may sell or assign his Interest and with the Consent of the Investor Limited Partner have the buyer or assignee serve as a successor to such General Partner and, in either of the aforesaid events, the purchase price for such sale or assignment shall be the price agreed to between the selling or assigning General Partner and the buyer or assignee.

Section 7.2 Obligation to Continue

In the event of the Retirement of any General Partner, the remaining General Partners, if any, and any successor General Partner shall have the obligation to elect to continue the business of the Partnership employing its assets and name, all as contemplated by the laws of the State. The rights provided for in Section 7.5 may be exercised concurrently with any such continuance. Within ten (10) days after the occurrence of such Retirement, the remaining General Partners, if any, shall notify the Investor Limited Partner thereof.

Section 7.3 Successor General Partner

A. Upon the occurrence of any Retirement, the remaining General Partners may designate a Person to become a successor General Partner to the Retired General Partner. Except as provided in Section 7.5 and subject to the provisions of Section 7.5, any Person so designated, subject to the Consent of the Investor Limited Partner and, if required by the Uniform Act or any other applicable law, the consent of any other Partner so required, shall become a successor General Partner upon his written agreement to be bound by the Mortgage and any other documents required in connection therewith and by the provisions of this Agreement.

B. If any Retirement in violation of Section 7.1A shall occur at a time when there is no remaining General Partner and no successor General Partner is to be admitted pursuant to Sections 7.1B or 7.3A., then the Investor Limited

Partner shall have the right, subject to any Requisite Approvals and the provisions of Sections 6.3C. and 7.5, to designate a Person to become a successor General Partner upon his written agreement to be bound by the Mortgage and any other documents required in connection therewith and by the provisions of this Agreement.

C. If the Investor Limited Partner elects to reconstitute the Partnership and admit a successor General Partner pursuant to Section 7.3B, the relationship of the Partners in the reconstituted Partnership shall be governed by this Agreement.

D. If any successor General Partner is to be the Managing General Partner, then such successor General Partner shall meet the requirements of Section 6.5A.(xiv).

Section 7.4 Interest of Predecessor General Partner

A. Except as provided in Sections 7.1B or 7.3A., no assignee or transferee of all or any part of the interest as a General Partner of a General Partner shall have any automatic right to become a General Partner. Upon the designation of a successor General Partner pursuant to Section 7.3, such successor shall have the option to acquire the predecessor General Partner's Interest as a General Partner by paying to such General Partner or its representatives the fair market value of such Interest (provided that if the predecessor General Partner is in violation of any of the agreements or undertakings contained in this Agreement, or has violated any representation or warranty contained herein, the designated successor General Partner may pay such amount into escrow until such violation has been corrected). Any dispute as to such fair market value shall be settled by Arbitration.

B. If the designated successor General Partner of the predecessor General Partner does not desire to purchase the Interest as a General Partner of the predecessor General Partner, such Interest of such predecessor General Partner shall be deemed to be that of an assignee and the holder thereof shall be entitled only to such rights as an assignee may have as such under the laws of the State.

C. Anything herein contained to the contrary notwithstanding, any General Partner who withdraws voluntarily in violation of Section 7.1 shall remain liable for all of his obligations under Sections 6.8 and 6.9, for all his other obligations and liabilities hereunder incurred or accrued prior to the date of his withdrawal and for any loss or damage which the Partnership or any of its Partners may incur as a result of such withdrawal (except as provided in Section 6.7), except for any loss or damage attributable to the default, negligence or misconduct of a successor General Partner admitted in his place under this Agreement.

D. The estate (which term, for purposes of this Section 7.4D., shall include the heirs, distributees, estate, executors, administrators, guardian, committee, trustee or other personal representative) of a Retired General

Partner shall be liable for all his liabilities and obligations hereunder, except as provided in this Section 7.4D. In the event of the death, insanity or incompetency of a General Partner, his estate shall remain liable for his obligations under Sections 6.8 and 6.9, for all his other obligations and liabilities hereunder incurred or accrued prior to the date of such event, and for any damages arising out of any breach of this Agreement by him, but his estate shall not have any obligation or liability on account of the business of the Partnership or the activities of the other General Partners after his death, insanity or incompetency unless it elects to become a General Partner pursuant to Section 7.3A.

E. If a General Partner is removed pursuant to Section 4.7, then such General Partner shall not have any liability for obligations and activities of the Partnership which accrue after the date of the removal.

Section 7.5 <u>Event of Bankruptcy as to a General Partner; Removal of a General Partner and Transfer of Its Interest Under Certain Circumstances</u>

A. If an Event of Bankruptcy shall have occurred as to a General Partner, the Investor Limited Partner may (i) replace such General Partner with a successor general partner (the "Successor") willing to serve as a General Partner and reallocate to the Successor (and the bankrupt General Partner hereby assigns to the Successor in such event) the interest of the bankrupt General Partner in profits and losses, Cash Flow and net cash proceeds of a Capital Transaction (provided, however, that in no event shall any fees which are earned be so reallocated), or (ii) add an additional General Partner willing to serve as such with such of the powers of the bankrupt General Partner hereunder as the Investor Limited Partner may designate and make a similar reallocation to that contemplated by the foregoing clause (i), which the bankrupt General Partner hereby ratifies in such event. Upon the selection of the Successor as aforesaid and his admission as a General Partner, the bankrupt General Partner shall not have any further rights, powers, liabilities or obligations under this Agreement and/or in respect of the Project, provided, however, that the bankrupt General Partner shall continue to be responsible for (1) any loss caused by the nonperformance of its obligations under this Agreement and/or in respect of the Project to be performed prior to the Development Obligation Date and (2) the furnishing of any funds required to be furnished by it under Section 6.8 and 6.9 (any such sums advanced by the bankrupt General Partner pursuant to this clause (2) shall be deemed to be Development Advances except to the extent treated as Project Expense Loans pursuant to Section 6.9). If all or any part of the general partner interest of a General Partner is reallocated pursuant to this Section 7.5, such General Partner shall be entitled to receive the fair market value of the interest (or portion thereof) so reallocated; such fair market value shall be determined and paid in accordance with Section 7.8. No exercise of rights pursuant to this Section 7.5 need be delayed pending determination of such value.

B. From and after the date of the occurrence of an Event of Bankruptcy as to any General Partner or the Developer, the obligation of the Investor Limited Partner to make any remaining Installments to the Partnership shall be

suspended, and such obligation shall be reinstated only when such Event of Bankruptcy shall have been cured in a manner approved in writing by the Investor Limited Partner.

C. Each Partner (including any General Partner removed as aforesaid) hereby irrevocably nominates and appoints the Special Limited Partner and each of its partners, with full power of substitution, as the attorney-in-fact of such Partner, in his name, place and stead, to make, execute and deliver any and all amendments to this Agreement, the Certificate, business certificates and instruments of like tenor which may be necessary or appropriate to give effect to the provisions of this Section 7.5.

D. Subject to any Requisite Approvals, the obligations of the Investor Limited Partner to make Capital Contributions, if suspended under Section 7.5B., shall be reinstated on the following terms and conditions (or in any other manner provided by Section 7.5B.):

(i) if the Event of Bankruptcy occurs prior to the date when all obligations of the General Partners under Sections 6.8 and 6.9 have been fully performed, the Partnership and the Investor Limited Partner shall have received a legal, binding and unconditional undertaking by a financially responsible party accepted in writing by the Investor Limited Partner (which acceptance shall not be unreasonably withheld or delayed) fully and timely to perform all obligations of the General Partners under Sections 6.8 and 6.9 (the Person providing such undertaking being referred to herein as the "Guarantor"), provided, however, that neither this clause nor the delivery of any such undertaking shall affect or impair the rights the Investor limited Partner has or may have against any General Partner under Section 6.8 or 6.9; and

(ii) after giving effect to such Event of Bankruptcy, (a) the remaining General Partner(s) together with any Successor duly admitted as a General Partner pursuant to Section 7.5A. shall have an aggregate net worth satisfying the Designated Net Worth Standard, (b) if for any reason the sole General Partner or new General Partner as to whom no Event of Bankruptcy has occurred is a corporation, such corporation shall also have such net worth as would not preclude the Partnership from obtaining a favorable ruling from the United States Treasury Department to the effect that the Partnership will be treated as a partnership for federal income tax purposes (such net worth to be determined as provided in Revenue Procedure 89-12 or any subsequent ruling or revenue procedure of the Service issued in lieu thereof), (c) the Partnership shall be solvent and no significant disruption in the conduct of its business shall have occurred and be continuing, and (d) the Partnership and the business thereof shall have been validly continued under this Agreement and the Uniform Act; and

(iii) as of the date each Installment is called for after such Event of Bankruptcy, all other conditions to the payment of such Installment set forth in this Agreement shall have been satisfied, except that any reference to the General Partners in Section 6.5 shall be deemed to refer to the then General Partner(s) and to the Guarantor, if any.

F. Inasmuch as the interests of the Partners under this Agreement depend on the continuing existence of a viable General Partner willing and able to perform the functions of the General Partner under this Agreement, the rights of, and payments to, the General Partner have been agreed on in consideration, among other things, of the agreement and ability of the General Partners to perform such functions, and the inclusion of this Section 7.5 in this Agreement has been a material inducement to the Investor Limited Partner to enter into this Agreement. Each Partner hereby ratifies and confirms any action authorized by the Investor Limited Partner as provided by and in accordance with the provisions of this Section 7.5.

Section 7.6 Designation of New General Partners

The General Partners may, with the written consent of all Partners, which Consent may not be unreasonably withheld or delayed, at any time designate new General Partners, each with such interest as a General Partner in the Partnership as the General Partners may specify, subject to any Requisite Approvals.

Any new General Partner shall, as a condition of receiving any interest in the Partnership property, agree to be bound by the Project Documents and any other documents required in connection therewith and by the provisions of this Agreement, to the same extent and on the same terms as any other General Partner.

Section 7.7 Amendment of Certificate; Approval of Certain Events

Upon the admission of a new General Partner pursuant to the preceding provisions of this Article VII, the Schedule shall be amended to reflect such admission and an amendment to the Certificate, also reflecting such admission, shall be filed as required by the Uniform Act.

Each Partner hereby consents to and authorizes any admission or substitution of a General Partner or any other transaction, including, without limitation, the continuation of the Partnership business, which has been authorized under the provisions of this Agreement, and hereby ratifies and confirms each amendment of this Agreement necessary or appropriate to give effect to any such transaction.

Section 7.8. Valuation and Sale of Interest of Former General Partner

A. If the business of the Partnership is continued after an "Event of Withdrawal" (as defined in Section 7.8C.) of a General Partner, or if, following such event, the Partnership is reconstituted, in each case as contemplated by this Agreement, the Partnership shall purchase such General Partner's Interest for a price equal to the fair market value thereof, including, without limitation, the value of the rights of the General Partner to select an Affiliate as replacement Management Agent and to earn the Project Disposition Fee. Notwithstanding any other provision to the contrary contained herein, in the "Event of Withdrawal" of BAJV Limited Partnership as General

Partner, The Lockwood Group or The Lockwood Group and James B. Sineath together, or an Affiliate of The Lockwood Group designated by it, shall be successor in interest to BAJV Limited Partnership. Such fair market value shall be determined by two independent qualified appraisers, one selected by the former General Partner or his representative and one by the Partnership. If such appraisers are unable to agree on the value of the former General Partner's Interest, they shall jointly appoint a third independent qualified appraiser whose determination shall be final and binding. The appraisers may act with or without a hearing, and the cost of the appraisal will be shared equally between such former General Partner and the Partnership.

B. Promptly after the determination of the fair market value of a former General Partner's Interest pursuant to Section 7.8A., the Partnership shall deliver to such former General Partner a promissory note of the Partnership for such fair market value, payable in five equal consecutive annual installments commencing on the first anniversary of the date of such note. Such promissory note shall bear simple interest at the rate per annum which is at all times equal to the "base rate" announced from time to time by The First National Bank of Boston, payable on the last day of each calendar quarter which such note is outstanding; provided, however, that if such note is delivered following an Event of Withdrawal of a General Partner which is voluntary on its part, then (i) such note shall neither be secured nor bear interest, and (ii) the principal payable to the withdrawing General Partner shall be limited in amount and date of payment to distributions which such withdrawing General Partner would have received under this Agreement had he not withdrawn. Within 120 days after the determination of the fair market value of the former General Partner's Interest, the Partnership may, with the consent of all remaining General Partners and the Consent of the Investor Limited Partner, sell such Interest to one or more Persons, who may be Affiliates of the remaining General Partner or General Partners, and admit such Person or Persons to the Partnership as substitute General Partners; provided, however, that the purchase price to be paid to the Partnership for the Interest of the former General Partner shall not be less than its fair market value as determined by the appraisal described above. Such substitute General Partner or Partners may pay said purchase price in installments in the manner set forth above in this Section 7.8B.

C. For the purposes of this Section 7.8, the term "Event of Withdrawal" shall mean the occurrence of any of the following events as to a General Partner: (i) its withdrawal from the Partnership pursuant to the Uniform Act except as permitted pursuant to Sections 7.1 and 7.5C of this Agreement; (ii) the assignment of all of its Partnership Interest (within the meaning of the Uniform Act) except as permitted pursuant to Sections 7.1 and 7.5C of this Agreement; (iii) its removal in accordance with this Agreement; (iv) its (a) making of an assignment for the benefit of creditors, (b) filing of a voluntary petition in bankruptcy, (c) adjudication as a bankrupt or insolvent, or the entrance against it of an order for relief in any bankruptcy or insolvency proceeding, (d) filing of a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (e) filing of an

answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, or (f) seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator of itself or of all or any substantial part of its properties; (v) the lapse of 120 days after the commencement of any proceeding against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if during such period the proceeding has not been dismissed, or the lapse of 90 days after the appointment, without its consent or acquiescence, of a trustee, receiver or liquidator of itself or of all or any substantial part of its properties, if during such period the appointment is not vacated or stayed, or if within 90 days after the expiration of any such stay, the appointment is not vacated; (vi) in the case of a General Partner who is a natural person, (a) his death, or (b) the entry by a court of competent jurisdiction adjudicating him incompetent to manage his person or property; (vii) in the case of a General Partner who is acting as a general partner by virtue of being a trustee of a trust, the termination of the trust (but not merely the substitution of a new trustee); (viii) in the case of a General Partner that is a separate partnership, the dissolution and commencement of winding up of the separate partnership; (ix) in the case of a General Partner that is a corporation, the filing of a certificate of dissolution, or its equivalent, for the corporation, or the revocation of its charter; or (x) in the case of a General Partner that is an estate, the distribution by the fiduciary of the estate's interest in the Partnership. Notwithstanding the foregoing, an Event of Withdrawal shall not be deemed to have occurred as to a General Partner under the preceding clause "(v)" until 120 days shall have elapsed after notification of such event has been given to the Investor Limited Partner of the event which, with or without lapse of time, would constitute an event contemplated by such clause.

ARTICLE VIII

Transfer of Limited Partner Interests

Section 8.1 Right to Assign

A. Except as restricted in this Article VIII or by operation of law, the Investor Limited Partner shall have the right to assign its interest in the Partnership, or in the capital, assets or property of the Partnership, or enter into any agreement as a result of which any Person shall become interested with him in the Partnership, without the written consent of the General Partners. A Limited Partner may, by written instrument, designate any Person or Persons to become the assignee or assignees of all his Interest as a Limited Partner immediately upon his death. Such an assignee or assignees shall be entitled to the same rights as would any other assignee of such Limited Partner, and such assignee or assignees if they shall then be living shall become such immediately upon the assignor's death, without requirement of any action on the part of the legal representatives of the assignor Limited Partner; and such legal representatives and the estate of such deceased Limited Partner shall have no interest whatsoever in the Partnership. Any

such designation must be filed with the General Partners during such Limited Partner's lifetime. Such designation may be revoked from time to time and a new such designation made and so filed with the General Partners. The Partnership need not recognize such designated assignee or assignees until duly notified in writing of the death of the assignor Limited Partner. Notwithstanding the foregoing, in no event shall any assignee of a Limited Partner have any right to become a Substitute Limited Partner without compliance with all applicable provisions of this Article VIII.

B. Notwithstanding the provisions of Section 8.1A., the Investor Limited Partner shall have the right, at any time between the tenth and eighteenth anniversaries of the Admission Date, to transfer its Limited Partner Interest without the consent or approval of the General Partners or any other Partners; provided, however, that the consent of the General Partners shall be required for any transfer which is in essence a disguised sale of the Project. The General Partners shall cooperate with the Investor Limited Partner to facilitate such transaction by promptly furnishing complete and accurate financial and other relevant data regarding the Partnership, the Project, the General Partners and their Affiliates and any other matters reasonably necessary, in the judgment of the Investor Limited Partner, to effect such transaction. Each transferee of a Limited Partner Interest transferred in accordance with this Section 8.1B. shall be automatically admitted to the Partnership as a Substitute Limited Partner without necessity of General Partner approval as otherwise required under Section 8.3; provided, however, that the provisions of the final sentence of each paragraph of Section 8.3 shall apply to the admission of any such transferee to the Partnership.

C. Notwithstanding the provisions of Section 8.1A., the Investor Limited Partner shall have the right at any time to substitute any Person which is an Affiliate of the Investment General Partner as the Special Limited Partner without the consent or approval of the General Partners, the Special Limited Partner or any other Partner. Any other transfers of the Special Limited Partner's Interest shall require the consent of the General Partners, which consent may not be unreasonably withheld or delayed. The General Partners shall cooperate with the Investor Limited Partner to facilitate such transaction by promptly furnishing complete and accurate financial and other relevant data regarding the Partnership, the Project, the General Partners and their Affiliates and any other matters reasonably necessary, in the judgment of the Investor Limited Partner, to effect such transaction. Each transferee of a Special Limited Partner interest transferred in accordance with this Section 8.1C. shall be automatically admitted to the Partnership as a Substitute Limited Partner without necessity of General Partner approval as otherwise required under Section 8.3; provided, however, that the provisions of the final sentence of each paragraph of Section 8.3 shall apply to the admission of any such transferee to the Partnership.

D. No transfer or assignment of either the Investor Limited Partner's Interest or the Special Limited Partner's Interest shall effect the obligation of the Partnership to pay the Project Disposition Fee pursuant to Section 6.10D.

Section 8.2 Restrictions

A. No sale or exchange of the Interest of any Person as a Limited Partner shall be made if such sale or exchange would violate Section 13.1, except a sale pursuant to the Purchase Agreement.

B. In no event shall all or any part of a Limited Partner's Interest be assigned or transferred to a minor or to an incompetent (other than to a member of a Limited Partner's Immediate Family by reason of death).

C. The General Partners may require as a condition of any assignment of any Interest, that the assignor assume all costs incurred by the Partnership in connection therewith.

D. Any assignment in contravention of any of the provisions of Section 8.1 or this Section 8.2 shall be void and ineffectual and shall not bind, or be recognized by, the Partnership.

Section 8.3 Substitute Limited Partners

Except as provided in Sections 8.1B. and 8.1C., no Limited Partner shall have the right to substitute an assignee as a Limited Partner in his place. The General Partners, however, may in their exclusive discretion permit any such assignee to become a Substitute Limited Partner and any such permission by the General Partners shall be binding and conclusive without the consent or approval of any other Person, except, if required, any Requisite Approvals. Any Substitute Limited Partner shall, as a condition of receiving any interest in the Partnership assets, agree to be bound (to the same extent as his assignor was bound) by the Commitments and by the provisions of this Agreement.

Upon the admission of a Substitute Limited Partner, the Schedule shall be amended to reflect the name and address of such Substitute Limited Partner and to eliminate the name and address of his assignor, and an amendment to the Certificate reflecting such admission shall be filed in accordance with the Uniform Act at least once each calendar quarter during which a Substitute Limited Partner is admitted, in order to effect the substitution thereof. Each Substitute Limited Partner shall execute such instrument or instruments as shall be required by the General Partners to signify its agreement to be bound by all the provisions of this Agreement.

Section 8.4 Assignees

In the event of the decease or incapacity of any Limited Partner, his legal representatives shall have such rights as are afforded them by the Uniform Act. The death of a Limited Partner shall not dissolve the Partnership.

An assignee of a Limited Partner who does not become a Substitute Limited Partner in accordance with Section 8.3 shall, if such assignment is in compliance with the terms of this Agreement, have the right to receive the same share of profits, losses and distributions of the Partnership to which the assigning Limited Partner would have been entitled if no such assignment had been made by such Limited Partner.

Any Limited Partner who shall assign all his Interest shall cease to be a Limited Partner of the Partnership, and shall no longer have any rights or privileges or obligations of a Limited Partner except that, unless and until the assignee of such Limited Partner is admitted to the Partnership as a Substitute Limited Partner in accordance with Section 8.3, said assigning Limited Partner shall retain the statutory rights and be subject to the statutory obligations of an assignor limited partner under the Uniform Act as well as the obligation to make the Capital Contributions attributable to the Interest in question, if any portion thereof remains unpaid.

In the event of any assignment of a Limited Partner's Interest as a Limited Partner in compliance with Section 8.1A, there shall be filed with the Partnership a duly executed and acknowledged counterpart of the instrument making such assignment; such instrument must evidence the written acceptance of the assignee to all the terms and provisions of this Agreement; and if such an instrument is not so filed, the Partnership need not recognize any such assignment for any purpose.

In the case of any assignment of a Limited Partner's Interest as a Limited Partner in compliance with Section 8.1A, where the assignee does not become a Substitute Limited Partner, the Partnership shall recognize the assignment not later than the last day of the calendar month following receipt of notice of assignment and required documentation.

An assignee of a Limited Partner's Interest as a Limited Partner who does not become a Substitute Limited Partner as provided in Section 8.3 and who desires to make a further assignment of his Interest shall be subject to the provisions of this Article VIII to the same extent and in the same manner as any Limited Partner desiring to make an assignment of his Interest.

ARTICLE IX

Loans

A. All Partnership borrowings shall be subject to the restrictions of Section 6.1, this Article, the Commitments and the Regulations. To the extent borrowings are permitted, they may be made from any source, including Partners and Affiliates; provided, however, that borrowings may not be made from the Investment General Partners or Affiliates thereof. The Partnership may accept Development Advances as and when permitted pursuant to Section 6.8, and may issue instruments evidencing Project Expense Loans pursuant to Section 6.9. Notwithstanding the foregoing, should any Lender, or any Governmental Authority require the Partnership to issue any "residual receipts note" or similar obligation as a condition to Final Closing or otherwise, the General Partners shall cause such obligation promptly to be discharged and cancelled at their own expense, such obligation shall not be deemed to be an expenditure of the Partnership and shall not be credited to the Capital Account of any Partner.

B. If any Partner shall lend any monies to the Partnership, such loan shall be unsecured and the amount of any such loan shall not be an increase of his Capital Contribution. Until such time as the General Partners shall have performed fully their obligations hereunder to make advances pursuant to Sections 6.8 and 6.9, any loan from a General Partner or an Affiliate of a General Partner shall be an obligation of the Partnership to the Partner or Affiliate only if it constitutes a borrowing permitted by Section 6.8 or 6.9 and shall be repayable as therein provided. Subject to the preceding sentence, any loans to the Partnership by a General Partner or an Affiliate of a General Partner may be made on such terms and conditions as may be agreed on by the Partnership, consistent with good business practices.

C. Notwithstanding the preceding provisions, the Partnership shall not borrow any funds from a general partner of a Limited Partner or an Affiliate of a general partner of a Limited Partner (the "Limited Partner Entities"), except that the Partnership may accept loans from a Limited Partner Entity or allow a Limited Partner Entity to post letters of credit for the Partnership, provided that the total amount of all such loans does not exceed 50% of the Limited Partners' Capital Contribution committed to the Partnership; provided, however, that such borrowings may only be made on a short-term basis (not to exceed one year) and the Partnership may not pay in connection therewith interest or other financing charges or fees in excess of the amounts which would be charges by unrelated lending institutions on comparable loans for the same purpose in the same locality.

ARTICLE X

Profits; Losses; Distributions; and Capital Accounts

Section 10.1 Profits and Losses

A. Except as otherwise specifically provided in this Article, for each fiscal year or portion thereof, profits, tax-exempt income, losses and non-deductible, non-capitalizable expenditures incurred and/or accrued by the Partnership, shall be allocated 1% to the General Partners and 99% to the Investor Limited Partners.

B. Except as otherwise specifically provided in this Article, all profits and losses arising from a Capital Transaction shall be allocated to the Partners as follows:

As to profits:

First, an amount of profit equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative balance Capital Accounts shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances; and

Second, an amount of profits shall be allocated to each of the Partners until the positive balance in the Capital Account of each Partner equals the amount of cash which would be distributed to such Partner if such profits were cash available to be distributed in accordance with the provisions of Clauses Fourth, Fifth, Sixth, Seventh, Eighth and Ninth of Section 10.5C.

As to losses:

First, an amount of losses equal to the aggregate positive balances (if any) in the Capital Accounts of all Partners having positive balance Capital Accounts shall be allocated to such Partners in proportion to their positive Capital Account balances until all such Capital Accounts shall have zero balances; provided, however, that if the amount of losses to be allocated is less than the sum of the positive balances in the Capital Accounts of those Partners having positive balances in their Capital Accounts, then such losses shall be allocated to the Partners in such proportions and in such amounts so that the Capital Account balances of each Partner shall equal, as nearly as possible, the amount such Partner would receive if an amount equal to the excess of (a) the sum of all Partners' balances in their Capital Accounts computed prior to the allocation of losses under this clause First over (b) the aggregate amount of losses to be allocated to the Partners pursuant to this clause First were distributed to the Partners in accordance with the provisions of Clauses Fourth, Fifth, Sixth, Seventh, Eighth and Ninth of Section 10.5C; and

Second, the balance, if any, of such losses shall be allocated 1% to the General Partners and 99% to the Investor Limited Partners.

C. If (i) the Partnership incurs recourse obligations or Partner Non-Recourse Debt or (ii) the Partnership incurs losses from extraordinary events which are not recovered from insurance or otherwise (collectively "Recourse Obligations") in respect of any Partnership taxable year, then the calculation and allocation of profits and losses shall be adjusted as follows: first, an amount of deductions attributable to the Recourse Obligations shall be allocated to the Partner or Partners that bear the economic risk of loss (within the meaning of Treasury Regulation Section 1.704-1T(b)(4)(iv)(k)(1)) with respect to such obligations in the ratio in which they bear the economic risk of loss (or to the General Partners in the case of extraordinary events); and second, the balance of such deductions shall be allocated as provided in Section 10.1A. For purposes of this Section 10.1C., extraordinary events includes casualty losses, losses resulting from liability to third parties for tortious injury, losses resulting from a breach of a legal duty by the Partnership or by the General Partners, and deductions resulting from other liabilities which are not incurred in the ordinary course of business. Nothing in this Section 10.1C. shall prevent the Partnership from recovering an extraordinary loss from a General Partner who is liable therefor by law or under this Agreement.

D. Notwithstanding the foregoing provisions of Sections 10.1.A. and 10.1.B., in no event shall any losses be allocated to a Limited Partner if and to the extent that such allocation would cause, as of the end of the

Partnership taxable year, the negative balance in such Limited Partner's Capital Account to exceed such Limited Partner's share of Partnership Minimum Gain plus such Limited Partner's share of Partner Non-Recourse Debt Minimum Gain. Any losses which are not allocated to the Limited Partners by virtue of the application of this Section 10.1.D. shall be allocated as required under Treasury Regulation Section 1.704-1(b). For purposes of this Section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

E. The terms "profits" and "losses" used in this Agreement shall mean income and losses, and each item of income, gain, loss, deduction or credit entering into the computation thereof, as determined in accordance with the accounting methods followed by the Partnership and computed in a manner consistent with Treasury Regulation Section 1.704-1(b)(2)(iv).

Section 10.2 Minimum Gain Chargebacks and Qualified Income Offset

A. If there is a net decrease in Partnership Minimum Gain during a Partnership taxable year, each Partner will be allocated items of income and gain for such year (and, if necessary, subsequent years) in the proportion to, and to the extent of, an amount equal to the greater of (i) the portion of such Partner's share of the net decrease in Partnership Minimum Gain during the year that is allocable to the disposition of Partnership property subject to one or more Partnership Non-recourse Liabilities or (ii) the deficit balance in such Partner's Capital Account at the end of such year. For purposes of the foregoing clause (ii), a Partner's Capital Account shall be determined (a) prior to taking into account any other allocations for the year, (b) by excluding from such deficit Capital Account balance the amount of such Partner's obligation, if any, to restore a deficit balance in his Capital Account, (c) by treating each Partner's share of Partnership Minimum Gain as an obligation to restore a deficit balance in each Partner's Capital Account and (d) by treating a Partner's share of the minimum gain attributable to Partner Non-Recourse Debt with respect to which such Partner or a Related Person bears the economic risk of loss for such debt as an obligation to restore a deficit balance in his Capital Account. Such allocations shall be made in a manner consistent with the requirements of Treasury Regulation Section 1.704-1T(b)(4)(iv)(e) under Section 704 of the Code. For purposes of this Section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

B. If there is a net decrease in Partner Non-Recourse Debt Minimum Gain during a Partnership taxable year, then each Partner with a share of the minimum gain attributable to such debt at the beginning of such year will be allocated items of income and gain for such year (and, if necessary, subsequent years) in proportion to, and to the extent of, an amount equal to the greater of the (i) the portion of such Partner's share of the net decrease in Partner Non-Recourse Debt Minimum Gain that is allocable to the disposition of Partnership property subject to such debt or (ii) the deficit balance in such Partner's Capital Account at the end of such year. For purposes of the foregoing clause (ii), a Partner's Capital Account shall be determined (i) prior

to taking into account any other allocations for the year, (ii) by excluding from such deficit Capital Account balance the amount of such Partner's obligation, if any, to restore a deficit balance in his Capital Account, (iii) by treating each Partner's share of Partnership Minimum Gain as an obligation to restore a deficit balance in each Partner's Capital Account and (iv) by treating a Partner's share of the minimum gain attributable to Partner Non-Recourse Debt with respect to which such Partner or a Related Person bears the economic risk of loss as an obligation to restore a deficit balance in such Partner's Capital Account. Such allocations shall be made in a manner consistent with the requirements of Treasury Regulation Section 1.704-1T(b)(4)(iv)(h) under Section 704 of the Code. For purposes of this section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

C. If a Limited Partner unexpectedly receives (1) an allocation of loss or deduction or expenditures described in Section 705(a)(2)(B) of the Code made (a) pursuant to Section 704(e)(2) of the Code to a donee of an interest in the Partnership, (b) pursuant to Section 706(d) of the Code as the result of a change in any Partner's interest in the Partnership, or (c) pursuant to Regulation Section 1.751-1(b)(2)(ii) as a result of a distribution by the Partnership of unrealized receivables or inventory items or (2) a distribution, and such allocation and/or distribution would cause the negative balance in such Partner's Capital Account to exceed (i) such Partner's share of Partnership Minimum Gain plus (ii) the amount of such Partner's obligation, if any, to restore a deficit balance in his Capital Account, then such Partner shall be allocated items of income and gain in an amount and manner sufficient to eliminate such negative balance as quickly as possible. For purposes of this Section, a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items.

Section 10.3 Distributions Upon Dissolution

A. Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1.B. and 10.3.B. In the event that a General Partner has a negative balance in his Capital Account following the liquidation of the Partnership or his interest in the Partnership after taking into account all Capital Account adjustments for the Partnership taxable year in which the liquidation occurs, such General Partner shall pay to the Partnership in cash an amount equal to the negative balance in his Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within 90 days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.

B. With respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized

depreciation in the values of such assets shall be deemed to be profits and losses realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such profits and losses shall be allocated to the Partners in accordance with Section 10.1.B., and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section 10.3.B., "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing (but subject to Section 7701(g) of the Code), and the Partnership's adjusted basis for such assets as determined under Section 1.704-1(b). This Section 10.3.B. is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section 10.3.B. or elsewhere herein is intended to treat or cause such distributions to be treated as sales for value. The fair market value of such assets shall be determined by an appraiser to be selected by the General Partners with the Consent of the Investor Limited Partner.

Section 10.4 Special Provisions

A. Except as otherwise provided in this Agreement, all profits, losses and credits shared by the respective classes composed of the Special Limited Partners and the General Partners shall be allocated among the members of such class in accordance with the percentages set forth opposite their respective names in the Schedule. The Investor Limited Partner and Special Limited Partner each shall be deemed to have been admitted to the Partnership as of the first day of the month during which its actual admission occurs for purposes of allocating profits and losses.

B. Notwithstanding the foregoing provisions in this Article X: Income, gain, loss and deduction with respect to property which has a variation between its basis computed in accordance with Treasury Regulation Section 1.704-1(b) and its basis computed for federal income tax purposes shall be shared among the Partners so as to take account of such variation in a manner consistent with the principles of Section 704(c) of the Code and Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

C. If any profit arises from the sale or other disposition of any Partnership asset which shall be treated as ordinary income under the depreciation recapture provisions of the Code, then the full amount of such ordinary income shall be allocated among the Partners in the proportions that the Partnership deductions from the depreciation giving rise to such recapture were actually allocated. In the event that subsequently enacted provisions of the Code result in other recapture income, no allocation of such recapture income shall be made to any Partner who has not received the benefit of those items giving rise to such other recapture income.

D. If the Partnership shall receive any purchase money indebtedness in partial payment of the purchase price of the Project and such indebtedness is distributed to the Partners pursuant to the provisions of Section 10.5C or

Section 10.3, the distributions of the cash portion of such purchase price and the principal amount of such purchase money indebtedness hereunder shall be allocated among the Partners in the following manner: On the basis of the sum of the principal amount of the purchase money indebtedness and cash payments received on the sale (net of amounts required to pay Partnership obligations and fund reasonable reserves), there shall be calculated the percentage of the total net proceeds distributable to each class of Partners based on Section 10.5C or Section 10.3, as applicable, treating cash payments and purchase money indebtedness principal interchangeably for this purpose, and the respective classes shall receive such respective percentages of the net cash purchase price and purchase money principal. Payments on such purchase money indebtedness retained by the Partnership shall be distributed in accordance with the respective portions of principal allocated to the respective classes of Partners in accordance with the preceding sentence, and if any such purchase money indebtedness shall be sold, the sale proceeds shall be allocated in the same proportion.

E. In the event that any fee payable to any General Partner or any Affiliate shall instead be determined to be a non-deductible, non-capitalizable distribution from the Partnership to a Partner for Federal income tax purposes, then there shall be allocated to such General Partner an amount of gross income equal to such distribution.

F. All Partnership expenditures which are subject to Section 709(a) of the Code shall be allocated among the Partners in accordance with the amount of such expenditures attributable to the acquisition of their respective Interests.

G. In applying the provisions of Article X with respect to distributions and allocations, the following ordering of priorities shall apply:

(1) Capital Accounts shall be deemed to be reduced by Qualified Income Offset Items.

(2) Capital Accounts shall be reduced by distributions of Cash Flow under Section 10.5A.

(3) Capital Accounts shall be reduced by distributions from Capital Transactions under Section 10.5C.

(4) Capital Accounts shall be increased by any Minimum Gain chargeback under Section 10.2.A or 10.2.B.

(5) Capital Accounts shall be increased by any Qualified Income Offset under Section 10.2.C.

(6) Capital Accounts shall be increased by allocations of profits under Section 10.1.A.

(7) Capital Accounts shall be reduced by allocations of losses under Section 10.1.A.

(8) Capital Accounts shall be reduced by allocations of losses under Section 10.1.B.

(9) Capital Accounts shall be increased by allocations of profits under Section 10.1.B.

H. To the maximum extent permitted under the Code, allocations of profits and losses shall be modified so that the Partners' Capital Accounts reflect the amount they would have reflected if adjustments required by Section 10.2 had not occurred.

I. To the extent that interest on obligations to the General Partners or their Affiliates is determined to be deductible by the Partnership in excess of the stated amount of interest payable thereunder, the corresponding additional interest deduction shall be allocated solely to the General Partners.

Section 10.5 Distributions Prior to Dissolution

A. Subject to any Requisite Approvals, Cash Flow for each fiscal year (or fractional portion thereof) after the Development Obligation Date shall be distributed, within 90 days after the end of each fiscal year, in the following order of priority:

First, 99% to the Investor Limited Partner and 1% to the General Partners, until the Investor Limited Partner has received distributions under this Section 10.5A, in the aggregate, equal to the Cumulative Projected Distribution;

Second, to the payment of any Project Expense Loans then outstanding; and

Third, any balance, 50% to the Investor Limited Partner and 50% to the General Partners; (provided, however, that if the Permanent Mortgage Loan provides for Lender participation in Cash Flow, then for every percentage point of Lender's participation, the Investor Limited Partner's percentage share of the balance will increase, and the General Partners' percentage share of the balance will decrease, each from 50% by 4/10 of a percentage point),and Cash Flow shall be so distributed until the Investor Limited Partner has received $400,000 in such fiscal year, and, thereafter, 99% to the Investor Limited Partner and 1% to the General Partners thereafter.

B. Definition of Cash Flow

(i) For all purposes of this Agreement, the term "Cash Flow" shall mean the profits or losses of the Partnership from and after the Development Obligation Date (as said profits and losses shall be determined for purposes of Section 10.1A.), but subject to any applicable requirement of the Lender or any Governmental Authority, and further subject to the following:

(a) In determining Cash Flow for any year, there shall be added, to the extent not already included (1) depreciation, amortization of prepaid items and deferred costs and other non-cash charges, (2) payments to the Partnership out of the proceeds of business or rental interruption insurance, (3) amounts accrued for such year by the Partnership and expensed or deducted for such year in calculating Partnership profits and losses, but payable only from Cash Flow for such year pursuant to this Agreement and (4) funds released from any escrow account other than for payments of capital expenditures.

(b) In determining Cash Flow for any year, there shall be subtracted (1) principal payments on Partnership indebtedness, (2) payments to reserve accounts required by the Lender or pursuant to the Commitments or Section 6.4I, (3) other reasonable payments to the Partnership reserve accounts determined by the General Partners, (4) payments for capital expenditures, unless withdrawn from Partnership reserve accounts, and (5) fees and other cash expenditures permitted by this Agreement to the extent actually paid by the Partnership in such year to the extent not expensed or deducted for such year in calculating Partnership profits and losses (except for any such payments of items referred to in this clause (b) made out of (x) Capital Contributions, proceeds of a Capital Transaction or other sources not included in determining such profits and losses, or (y) Cash Flow); and

(c) Gain or losses from any sale, exchange, eminent domain taking, damage or destruction by fire or other casualty (whether or not insured) or other disposition of all or any part of the Property (other than the proceeds of any business or rental interruption insurance), Capital Contributions to the Partnership and the proceeds of any mortgage and loan or refinancing proceeds shall not be included in such profits and losses in determining Cash Flow.

(ii) Cash Flow shall be determined separately for each fiscal year and shall not be cumulative.

C. Distributions of Other Than Cash Flow

Prior to dissolution, if the General Partners shall determine that there are proceeds available for distribution from a Capital Transaction, such proceeds shall be applied and distributed as follows:

First, to discharge, to the extent required by any lender or creditor, the debts and obligations of the Partnership (other than items listed in the ensuing clauses of this Section 10.5C.);

Second, to fund reserves for contingent liabilities to the extent deemed reasonable by the General Partners (other than items listed in the ensuing clauses of this Section 10.5C.);

Third, to the repayment of any outstanding Project Expense Loans;

Fourth, to the payment to each Partner of an amount sufficient to bring to zero his Adjusted Capital Contribution; provided that if funds are insufficient to distribute the maximum amount which would be distributable under this Clause Fourth, the amount available for distribution shall be distributed ratably among the Partners in accordance with their respective Adjusted Capital Contributions;

Fifth, to the payment of the Project Disposition Fee;

Sixth, to the Investor Limited Partner an amount equal to 200% of the greater of (a) the amount of the Cumulative Projected Distribution less prior distributions of Cash Flow to the Investor Limited Partner or (b) zero;

Seventh, to the Investor Limited Partner an amount equal to 200% of the Recapture Amount determined under Section 10.5F, less amounts previously paid to the Investor Limited Partner pursuant to this Clause Seventh or Clause Third of Section 10.5A. (to the extent that Cash Flow was distributed from funds which otherwise would have been applied to the Incentive Management Fee);

Eighth, $10,000 to the Special Limited Partner; and

Ninth, the balance of such proceeds, if any, shall be distributed 50% to the Investor Limited Partner and 50% to the General Partners; provided, however, that if the Permanent Mortgage Loan provides for Lender participation in Capital Transaction Proceeds, then for every percentage point of Lender's participation, the Investor Limited Partner's percentage share of the balance will increase, and the General Partners' percentage share of the balance will decrease, from 50% by 4/10 of a percentage point.

D. All distributions to the respective classes composed of the Special Limited Partner and the General Partners shall be shared by the members of such classes in accordance with the percentages set forth opposite their respective names in the Schedule, except as otherwise provided in this Agreement.

E. Notwithstanding the foregoing, funds of the Partnership from the Designated Proceeds shall be applied in accordance with Sections 6.8 and 6.10.

F. (i) If at any time during the "compliance period" (as defined in Section 42(i)(1) of the Code), the Project ceases to be a "qualified low income housing project" (as defined in Section 42(g)(1) of the Code) or any unit in the Project ceases to be a "low income unit" (as defined in Section 42(i)(3) of the Code) or has never become a "low income unit", and as a result thereof all or any portion of credits allowed to the Partnership and

its Partners under Section 42 of the Code are subject to recapture pursuant to Section 42(j) of the Code and the Investor Limited Partner (or any of its partners) is subject to increased tax and interest payments due to any "credit recapture amount" (as defined in Section 42(j)(2) of the Code) (such an occurrence being referred to herein as a "Recapture Event"), the Investor Limited Partner shall become entitled to certain additional cash distributions under this Article X.

(ii) In the case of a Recapture Event, the Investor Limited Partner shall become entitled to additional distributions in an amount (the "Recapture Amount") that, after deduction of all federal income taxes as computed under Section 10.5F.(iv) below of the Investor Limited Partner (or its partners) in respect of the receipt or accrual of the Recapture Amount under the Code, is equal to the sum of the "credit recapture amount" (less interest on any recaptured credit payable pursuant to Section 42(j)(2)(b) of the Code) and the credits which are disallowed in the year of the Recapture Event and in each subsequent year. Any amount due to the Investor Limited Partner pursuant to Section 5.1(B)(vi) shall also be treated as a Recapture Amount.

(iii) Any Recapture Amount distributable to the Investor Limited Partner pursuant to the foregoing provisions shall be distributed as funds become available for such distributions, but such distributions shall not be due prior to the accrual by the Investor Limited Partner (or its partners) of the additional taxes which become due as a result of the Recapture Event (including for such purpose only the credit recapture amount and the additional taxes due as the result of the disallowance of any credits in years subsequent to the Recapture Event). Cash Flow shall be deemed to have been applied to the payment of the Recapture Amount to the extent that such Cash Flow is distributed to the Investor Limited Partner under Clause Third of Section 10.5A. from funds which would otherwise have been applied to pay a portion of the Incentive Management Fee.

(iv) Whenever it may be necessary to determine the Recapture Amount, such determination and such computation shall be made on the assumption that receipt or accrual by each partner of the Investor Limited Partner of any payment of any Recapture Amount will currently be subject to United States federal income tax at the highest marginal rate applicable to individuals for the year(s) in question (giving effect to the application of the alternative minimum tax).

(v) All computations required to be made under the foregoing provisions of this Section 10.5F. shall be made reasonably by the Investor Limited Partner, and the results of such computations, together with a statement describing in reasonable detail the manner in which such computations were made, shall be delivered to the Managing General Partner in writing. Within 15 days following the Managing General Partner's receipt of such computation, the Managing General Partner may request that the Accountants determine whether such computations of the Investor Limited Partner are reasonable and are not erroneous. If the Accountants shall determine that such computations are unreasonable or contain errors, then the Accountants shall determine what they believe to be the appropriate computations. If the Investor Limited Partner

does not agree with the determination of the Accountants, then another accounting firm, to be selected jointly by the Investor Limited Partner and the Managing General Partner or, if they cannot agree, by the American Arbitration Association, from among the ten largest national accounting firms shall determine the correct computations. The computations of the Investor Limited Partner, the Accountants, or the other accounting firm so selected, whichever is applicable, shall be final, binding and conclusive upon the parties hereto. All fees and expenses payable to an accounting firm under this paragraph shall be borne solely by the Managing General Partner if the accounting firm determines the Investor Limited Partner's calculations were correct; otherwise the Investor Limited Partner shall bear such fees and expenses. All fees and expenses payable to the American Arbitration Association shall be borne equally by the General Partners and the Investor Limited Partner.

(vi) In the event that a claim is made by the Internal Revenue Service which, if successful, would result in the determination that a Recapture Event has occurred pursuant to the terms and conditions described herein, the Investor Limited Partner hereby agrees to take such action in connection with contesting such claim as the Managing General Partner shall reasonably request in writing from time to time; provided, that: (i) within 30 days after receiving notice of such claim, the Managing General Partner shall request that such claim be contested; and (ii) the Investor Limited Partner, at its sole option, may forego any and all administrative appeals, proceedings, hearings and conferences with the Service in respect of such claim and may, at its sole option, pay (or cause its partners to pay) the tax claimed and sue for a refund in the appropriate United States District Court and/or the United States Claims Court, considering, however, in good faith such request as the Managing General Partner shall make concerning the most appropriate forum in which to proceed. All reasonable legal and accounting fees and other third party costs and expenses incurred by the Investor Limited Partner or its partners in contesting such claim shall be borne by the Managing General Partner.

(vii) If any such claim referred to above shall be made by the Service and the Managing General Partner shall have reasonably requested the Investor Limited Partner or its partners to contest such claim as above provided and shall have duly complied with all of the terms of the foregoing provisions, the Recapture Amount as a consequence of such claim shall become fixed upon the Final Determination of the liability of the Investor Limited Partner or its Partners for the tax claimed and after giving effect to any refund obtained, together with interest thereon; but in all other cases the Recapture Amount shall become fixed at the time the Investor Limited Partner or its partners make payment of the tax attributable to such claim. In the case of any such claim, the Investor Limited Partner agrees to notify the Managing General Partner in writing of such claim and agrees not to make payment of the tax claimed for the least 30 days after the giving of such notice and agrees to give the Managing General Partner any information that is relevant and material to the contest of such claim to the extent such information is particularly within the knowledge of the Investor Limited Partner or its partners and to cooperate in all other respects with the Managing General Partner in good faith in order to contest any such claim effectively. The

Managing General Partner and its counsel shall maintain confidentiality with respect to all such information insofar as is possible, consistent with the conduct of a contest hereunder.

(viii) For purposes of this Section 10.5F., a "Final Determination" shall be deemed to occur with respect to a Recapture Event when (A) there is a determination, decision, judgment, decree or other order by the Service or any court of competent jurisdiction, which decision, judgment, decree or other order has become final, i.e., all allowable appeals requested by the Investor Limited Partner or its partners pursuant to the foregoing provisions have been exhausted by either party to the action, (B) there is a closing agreement made under Section 7121 of the Code, or (C) the time for instituting a claim for refund has expired, or if a claim was filed, the time for instituting suit with respect thereto has expired.

(ix) The Investor Limited Partner shall not enter into a settlement or compromise with the Service with respect to, or shall otherwise concede, any claim subject to Recapture Amount payments hereunder without the prior written consent of the Managing General Partner, which shall not be unreasonably withheld or delayed.

ARTICLE XI

Management Agent

A. The General Partners shall have responsibility for obtaining a Management Agent acceptable to the Lenders and any Governmental Authority to manage the Project in accordance with the requirements of the Lenders or any such Governmental Authority. The General Partners shall cause the Partnership to enter into the Management Agreement with the Management Agent, which may be an Affiliate of a General Partner but which shall not be a General Partner. The Management Agent shall be entitled to receive a management fee equal to 5% of gross revenues (the "Management Fee") plus $5 per apartment unit per month as a computer and accounting reimbursement. The computer and accounting reimbursement will be increased each year by the lessor of (i) the increased percentage in Project rents or (ii) the increase in the computer and accounting fee approved by HUD for properties managed by the Management Agent. If at any time after Final Closing,

(i) the Project shall be subject to a substantial building code violation or violations which shall not have been cured within 90 days after notice from the applicable governmental agency or department or unless such violation(s) is (are) being validly contested by the General Partners by proceedings which operate to prevent any fines or criminal penalties from being levied against the Partnership or unless in the case of any such violation not susceptible of cure within such 90 day period, the General Partners are diligently making reasonable efforts to cure the same,

(ii) operating revenues of the Project in respect of any period of twenty-four consecutive calendar months after Final Closing shall be insufficient to permit the Partnership to pay when due on a current basis all Partnership obligations in respect of such twenty-four month period,

(iii) the representation and warranty set forth in Section 6.5A.(xi) could not be accurately made or the Partnership recaptures any of its "low-income housing credit" under Section 42(a) of the Code, or

(iv) the Management Agent or its agents or employees have demonstrated incompetence in the management of the Project which materially adversely affects the Project or malfeasance in the management of the Project,

then the General Partners shall forthwith give to the Investor Limited Partner notice of such event, and thereafter the Partnership shall, subject to any Requisite Approvals, forthwith terminate its management agreement with the Management Agent, unless the Consent of the Investor Limited Partner is obtained to the retention of the Management Agent as the manager of the Property. If such Consent is not so obtained, the General Partners shall immediately proceed to select a qualified Person unaffiliated with any General Partner as the new Management Agent for the Property, which selection shall be subject to any Requisite Approvals; and, after such selection, no Management Fee shall be payable to any Person which is an Affiliate of a General Partner unless the management contract with any such Person shall provide for the right of the Partnership to terminate the same upon the occurrence of the circumstance described in this Article XIA.

Notwithstanding the foregoing provisions of Section A of this Article XI, the General Partners shall not be required to terminate the Management Agreement with the Management Agent in the case of an event described in Section A(iv) of this Article XI if the Management Agent cures any damage or loss resulting from such incompetence or malfeasance within ten (10) days of the date the Management Agent receives notice of such incompetence or malfeasance from the General Partners, which notice shall be given by the General Partners to the Management Agent concurrently with General Partners' giving the Investment Limited Partner notice thereof.

B. In addition, at or prior to the Investment Closing, the Partnership shall enter into the Incentive Management Agreement with the Management Agent. Such agreement shall provide for additional compensation in respect of each year to the Management Agent equal to 5% of the gross revenues of the Project (the "Incentive Management Fee"). Notwithstanding the foregoing, however, the Incentive Management Fee shall not be cumulative and shall be payable only to the extent of Cash Flow in any year available for distribution only after the Investor Limited Partner has received the Cumulative Projected Distribution for such year and such Fee shall not be earned or payable unless and until any outstanding Project Expense Loans shall have been repaid and, starting with the sixth year after the Project is placed in service, any outstanding Recapture Amount shall have been paid to the Investor Limited Partner under

Article X. The sum of the Management Fee and the Incentive Management Fee payable in respect of any one fiscal year shall in no event be in excess of 10% of the gross revenues of the Project in respect of such fiscal year.

ARTICLE XII

Books and Reporting, Accounting, Tax Election, Etc.

Section 12.1 Books, Records and Reporting

A. The General Partners shall keep or cause to be kept a complete and accurate set of books and supporting documentation of transactions with respect to the conduct of the Partnership's business. The books of the Partnership shall be kept on the accrual basis. The books and records of the Partnership (including all records required to be maintained under the Uniform Act) shall at all times be maintained at the principal office of the Partnership in St. Louis, Missouri. Each of the Partners and their duly authorized representatives shall have the right to examine the books of the Partnership and all other records and information concerning the operation of the Property at reasonable times upon reasonable advance notice.

B. The books of the Partnership shall be examined in accordance with generally accepted auditing standards annually as of the end of each fiscal year of the Partnership by the Accountants. The General Partners shall determine and prepare a balance sheet as of the end of each such year and statements of income, partners' equity and changes in financial position for such year. Said balance sheet and statements shall be accompanied by the opinion of the Accountants that said balance sheet and statements have been prepared in accordance with generally accepted accounting principles applied consistently with prior periods identifying any matters to which the Accountants take exception and stating, to the extent practicable, the effect of each such exception on such financial statements. As a note to such financial statements, the General Partners shall prepare a schedule of all loans to the Partnership, setting forth the section of this Agreement under which such debt was incurred and the purpose for which such loan was applied by the Partnership and such schedule will be reviewed by the Accountants. Such schedule shall demonstrate that loans have been made, used, carried on the books of the Partnership (and repaid, if applicable) in accordance with the provisions of this Agreement. In addition, after the first year in which the Accountants examine the financial statements of the Partnership after completion of the Project, the depreciation schedule for that year and all future years, along with the depreciation worksheet, shall be prepared by the General Partners, reviewed by the Accountants and furnished to the Investor Limited Partner. The General Partners shall, promptly upon receipt of such balance sheet and statements and in any event within 60 days after the end of each fiscal year, transmit to the Investor Limited Partner a copy thereto. Notwithstanding any other requirements set forth herein regarding reports to be provided, the General Partners shall be required to provide all of the reports required by Sections VII.C. and J. of the NASAA Guidelines, including, without limitation, quarterly unaudited financial statements within 15 days following the end of each quarter.

The Accountants shall also review and sign the Federal and state income tax returns of the Partnership. The General Partners shall complete the books of the Partnership in such time as will allow the Accountants to complete such tax returns within 55 days after the end of such fiscal year. The General Partners shall cause such tax returns to be filed within such time periods and shall immediately upon the filing thereof transmit to the Investor Limited Partner a copy of Form K-1. If the General Partners fail to complete such tax returns and to transmit such Form K-1 to the Investor Limited Partner within such time periods, the General Partners shall pay as damages in the sum of $500 per day (plus interest at the Designated Prime Rate plus 3% per annum) to the Investor Limited Partner until such K-1 is received by the Investor Limited Partner. Such damages shall be paid forthwith by the General Partners and failure to so pay shall constitute a default of this General Partners under Section 6.3C. hereof. In addition, if the General Partners fail to so pay, the General Partners and their Affiliates shall forthwith cease to be entitled to the Incentive Management Fee and to the payment of any Cash Flow to which they may otherwise be entitled under Section 10.5A. Such payments of the Incentive Management Fee and Cash Flow shall only be restored upon the payment of such damages in full and any amount of such damages not so paid shall be deducted against payments of the Incentive Management Fee and Cash Flow otherwise due to the General Partners of their Affiliates.

Such reports and estimates shall clearly indicate the methods under which they were prepared and shall be made at the expense of the Partnership.

C. If the General Partners fail to complete such tax returns and submit such Forms K-1 on a timely basis, the Investor Limited Partner may select a firm of accountants who shall prepare such returns and Forms K-1. The General Partners shall immediately furnish all necessary documentation and other information so as to prepare such tax returns and such Forms K-1 to such accountants. Such firm of accountants may be paid out of funds held in the Escrow Agreement as provided in Section 5 thereof, and such payments will be deemed a part of, and be applied against, the measure of damages set forth above; provided, however, that such damages shall not be limited to the funds held in escrow and scheduled to be released in any year.

D. Every Limited Partner shall at all reasonable times have access to the records of the Partnership and may inspect and copy any of them. A list of the names and addresses of all of the Limited Partners shall be maintained as part of the books and records of the Partnership and shall be mailed to any Limited Partner upon request. A reasonable charge for copy work may be charged by the Partnership.

E. If requested by the Investor Limited Partner in writing, within a reasonable time after the Partnership receives such request, the Managing General Partner shall send to each Person who was a Limited Partner at any time during each of the first three quarters of each fiscal year of the Partnership one or more reports which, taken together, provide the following information (which need not be audited): (i) a balance sheet as at the end of such quarter; (ii) a statement of income for such quarter; (iii) a statement of cash available for distribution and reserves for such quarter; (iv) a

statement describing (a) any new agreement, contract or arrangement between the Partnership and a General Partner or an Affiliate of a General Partner, and (b) the amount of all fees and other compensation and distributions and reimbursed expenses paid by the Partnership for the quarter to any General Partner or Affiliate of a General Partner; (v) a report of the significant activities of the Partnership during the fiscal quarter; and (vi) until the Investor Limited Partner's Capital Contributions are fully invested, a special report of new investments made during the quarter, describing the terms of the investments. If the Partnership acquires a new investment during the last quarter of any fiscal year, a report containing the information described in the preceding clause "(vi)" shall be sent, if requested, on the same terms. In addition, if reasonably requested by the Investment Limited Partner in writing, within a reasonable time after receipt of such a request, each General Partner shall send to the Investment Limited Partner such other recent financial statements (including a balance sheet and statement of income) as shall have been so requested.

Section 12.2 Bank Accounts

The bank accounts of the Partnership shall be maintained in such banking institutions as the General Partners shall determine with the approval of the Lenders, and withdrawals shall be made only in the regular course of Partnership business on such signature or signatures as the General Partners shall determine. All deposits (including security deposits and other funds required to be escrowed by the Lenders) and other funds not needed in the operation of the business shall be deposited, to the extent permitted by applicable requirements of the Lenders, in interest-bearing accounts or invested in short-term United States Government obligations maturing within one year.

Section 12.3 Elections

Subject to the provisions of Section 12.4, all other elections required or permitted to be made by the Partnership under the Code shall be made by the General Partners in such manner as they consider to be most advantageous to Limited Partners.

Section 12.4 Special Adjustments

In the event of a transfer of all or any part of the interest of any Partner, the Partnership shall elect, pursuant to Section 754 of the Code (or corresponding provisions of succeeding law) to adjust the basis of Partnership assets. Notwithstanding anything to the contrary contained in Article X, any adjustments made pursuant to said Section 754 shall affect only the successor in interest to the transferring Partner. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

Section 12.5 Fiscal Year

The fiscal year of the Partnership shall be the calendar year.

ARTICLE XIII

General Provisions

Section 13.1 Restrictions on Transfer

A. Notwithstanding any other provision of this Agreement, except as otherwise provided in this Section 13.1, no sale or exchange of any Partner's Interest may be made if the Interest sought to be sold or exchanged, when added to the total of all other Interests sold or exchanged within the period of twelve consecutive months prior to the proposed date of sale or exchange, would result in the termination of the Partnership under Section 708 of the Code. However, such a sale or exchange (if otherwise permissible under Articles VII and VIII hereof) may be made if, prior to the date of transfer, there shall have been issued (upon the application of, and at the expense of the Partner desiring to sell or exchange his Interest) any one of the following to the effect that such sale or exchange will not terminate the Partnership for Federal income tax purposes or require the Partnership or any of its Partners to recapture any low income housing tax credits previously claimed: (a) an opinion of Special Tax Counsel or other counsel satisfactory to the General Partners and Limited Partners, (b) a ruling of the Internal Revenue Service published in the Internal Revenue Service Bulletin (or its successors), or (c) a private ruling by the Internal Revenue Service.

B. No sale, transfer, exchange or other disposition of any interest in the Partnership may be made except in compliance with the Regulations and except with respect to transfers made pursuant to the Purchase Agreement.

C. Neither this Section 13.1 nor any other provision of this Agreement shall, however, in any event impair, or be a defense to, the obligation to purchase the Interest of the Investor Limited Partner set forth in the Purchase Agreement.

D. Any sale, exchange or other transfer in contravention of any of the provisions of this Section 13.1 shall be void and ineffective, and shall not bind or be recognized by the Partnership.

Section 13.2 Appointment of General Partners as Attorney-in-Fact

A. Each Partner (including a substitute or additional Partner) hereby irrevocably constitutes, and empowers to act alone, each General Partner who is an individual, each general partner of any General Partner which is a partnership and each of the President, any Vice President, Treasurer and Clerk of any General Partner which is a corporation from time to time serving in such capacity as his attorney-in-fact with authority to execute, acknowledge and swear to all instruments and file all documents requisite to carrying out the intention and purpose of this Agreement, including, without limitation, any amendment of this Agreement which the General Partners are authorized to effect under Sections 4.6 or 13.12 or which has received the requisite consent

of Partners hereunder, and all business certificates and necessary certificates and amendments thereto from time to time in accordance with all applicable laws, including without limitation the Certificate and amendments thereto providing for admission to the Partnership of the Investor Limited Partner and its obligation to make Capital Contributions, if any, as provided in this Agreement, and the filing and execution of appropriate documents with the Lender and any Governmental Authority.

B. The foregoing appointment shall be deemed to be a power coupled with an interest in recognition of the fact that each of the Partners under this Agreement will be relying upon the power of each individual General Partner, the general partners of any General Partner which is a partnership and such officers of any General Partner which is a corporation to act as contemplated by this Agreement in such filing and other action on behalf of the Partnership and the Partners. The foregoing power of attorney shall survive the assignment by any Partner of the whole or any part of his Interest hereunder.

Section 13.3 Amendments to Certificate After Certain Distributions

Within 120 days after the end of any fiscal year in which the Limited Partners shall have received any distributions (other than distributions which do not constitute a return of all or a portion of the Limited Partners' Capital Contribution within the meaning of the Uniform Act) under Article X, which, taken with all distributions to the Limited Partners subsequent to the later of (i) the Admission Date, or (ii) the most recent filing of an amendment to the Certificate pursuant to this Section 13.3, shall equal or exceed $50,000, the General Partners shall cause to be filed as required under the laws of the State and elsewhere as the General Partners deem appropriate an amendment to the Certificate reducing by the amount of his allocable share of such distributions the amount of Capital Contribution of each Limited Partner as stated in the last previous amendment to the Certificate. Nothing in this Section 13.3 shall affect distributions or allocations to Partners under Article X.

Section 13.4 Notices

Except as otherwise specifically provided herein, all notices, demands or other communications hereunder shall be in writing and shall be deemed to have been given when the same are (i) deposited in the United States mail and sent by certified or registered mail, postage prepaid, or (ii) delivered, in each case, to the parties at the addresses set forth below or at such other addresses as such parties may designate by notice to the Partnership:

(a) If to the Partnership, at the principal office of the Partnership in St. Louis, Missouri as set forth in Section 2.2.

(b) If to a Partner, at his address set forth in the Schedule, with a copy to Boston Financial, 101 Arch Street, Boston, Massachusetts 02110, Attention: Investor Services Department.

Section 13.5 Word Meanings

The words such as "herein", "hereinafter", "hereof", and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Any references to "Sections" or "Articles" are to Sections or Articles of this Agreement, unless reference is expressly made to a different document.

Section 13.6 Binding Provisions

The covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the heirs, legal representatives, successors and assignees of the respective parties hereto, except in each case as expressly provided to the contrary in this Agreement. The Developer has executed this Agreement for the purpose of agreeing to observe and perform all obligations of the Developer hereunder, including without limitation those obligations set forth under the provisions of Section 6.8A., in consideration of the fees and other payments herein provided to be made to the Developer. The Lockwood Group and James B. Sineath have executed this Agreement in their individual capacities pursuant to their agreement to guaranty all the obligations of the General Partner.

Section 13.7 Applicable Law; Governance by Uniform Act

This Agreement shall be construed and enforced in accordance with the internal laws of the State. Insofar as applicable, the Partnership hereby elects to be governed by the provisions of the Revised Uniform Limited Partnership Act as adopted by the State of Georgia.

Section 13.8 Counterparts

This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the original or the same counterpart, except that no counterpart shall be binding unless signed by the General Partners.

Section 13.9 Paragraph Titles

Paragraph titles and any table of contents herein are for descriptive purposes only, and shall not control or alter the meaning of this Agreement as set forth in the text.

Section 13.10 Separability of Provisions; Rights and Remedies; Arbitration

A. Each provision of this Agreement shall be considered separable and (i) if for any reason any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not

impair the operation of or affect those portions of this Agreement which are valid, or (ii) if for any reason any provision or provisions herein would cause the Limited Partners to be bound by the obligations of the Partnership under the laws of the State as the same may now or hereafter exist, such provision or provisions shall be deemed void and of no effect.

B. Each of the parties hereto irrevocably waives during the term of the Partnership (including any periods during which the business of the Partnership is required to be continued under Article VII) any right (i) that such party may have to maintain any action for partition with respect to the property of the Partnership, and (ii) any right to commence an action seeking dissolution of the Partnership (unless the prior written consent of the Managing General Partner and at least 51% In Interest of the Limited Partners has been obtained).

C. The rights and remedies of any of the parties hereunder shall not be mutually exclusive, and the exercise of one or more of the provisions hereof shall not preclude the exercise of any other provisions hereof. Each of the parties confirms that damages at law may be an inadequate remedy for breach or threat of breach of any provisions hereof. The respective rights and obligations hereunder shall be enforceable by specific performance, injunction, or other equitable remedy, but nothing herein contained is intended to limit or affect any rights at law or by statute or otherwise of any party aggrieved as against the other parties for a breach or threat of breach of any provision hereof, it being the intention by this paragraph to make clear that under this Agreement the respective rights and obligations of the Partners shall be enforceable in equity as well as at law or otherwise.

D. In any instance in which any matter is to be determined by Arbitration under the provisions of this Agreement, such matter shall be submitted to arbitration in the manner provided under the Commercial Arbitration Rules of the American Arbitration Association then in effect; such arbitration shall be conducted before one arbitrator, chosen in accordance with such rules in St. Louis, Missouri, and shall be binding on all parties to the dispute; judgment on the award of such arbitrator may be rendered by any court having jurisdiction of such parties and the subject matter. The expense of such Arbitration shall be borne equally by the former General Partner and the Partnership, except that each party shall bear the cost of its legal counsel.

Section 13.11 <u>Effective Date of Admission</u>

Any Limited Partner admitted to the Partnership during any calendar month shall be deemed to have been admitted as of the first day of such calendar month for all purposes of this Agreement including the allocation of profits, losses and credits under Article X; provided, however, that if Regulations are issued or an amendment to the Code is adopted which would require, in the opinion of the Accountants, that a Limited Partner be deemed admitted on a date other than as of the first day of such month, then the General Partner shall select a permitted admission date which is most favorable to the Investor Limited Partner.

The date of this Agreement set forth in the heading hereof has been chosen solely for convenience of reference, and the effective date of this Agreement for all purposes shall be the date this Agreement is fully executed.

Section 13.12 Amendment Procedure

A. This Agreement may be amended by the General Partners with the Consent of the Investor Limited Partner or in the manner provided in Section 4.7, subject to the following:

(i) The term of the Partnership shall not be extended beyond December 31, 2040 without the written approval of all Partners.

(ii) This Section 13.12 shall not be amended without the written approval of all Partners.

(iii) This Agreement shall not be modified or amended in such a manner as to increase the amount of Capital Contributions or reduce the interest of the Investor Limited Partner in profits, losses, credits or Cash Flow of the Partnership or otherwise increase the liability of any Limited Partners without the written approval of each Limited Partner affected thereby.

(iv) Without the written approval of all Partners, no amendment hereof may reduce the percentage in interest of Partners required hereunder for the taking or omission of any action or for the consent to any action proposed to be taken or omitted.

(v) The General Partners may, without the consent of any other Partner, make non-substantive amendments to this Agreement and the Certificate, including, without limitation, amendments pursuant to Section 7.7 and any amendments to effectuate the provisions of Section 5.2.

(vi) Notwithstanding any agreement to the contrary contained in this Agreement, no amendment will be made to this Agreement which will affect the rights of any Lender under the terms of any agreement between any Lender and the Partnership, without the prior written approval of such Lender.

(vii) Article X may be amended only by the General Partners with the prior written consent of the Investor Limited Partner.

(viii) The Investor Limited Partner may not make an amendment to this Agreement which would reduce or otherwise alter the Capital Contribution of the Investor Limited Partner without the consent of the General Partner.

B. If an amendment to this Agreement pursuant to Section 4.7 is proposed, the Investor Limited Partner shall be given notice of such proposed amendment, which notice shall specifically refer to the provisions of this

Section 13.12B. If, upon receiving notice of such proposed amendment, the Investor Limited Partner shall request the General Partners to obtain an opinion of Special Tax Counsel at the expense of the Investor Limited Partner to the effect that such amendment will not result in the Partnership's being considered an association for Federal income tax purposes rather than as a partnership for such purposes, the General Partners shall endeavor to obtain such opinion prior to the execution and delivery of such amendment. If such opinion is requested as aforesaid, such amendment shall not be executed and delivered unless such an opinion of counsel has been obtained.

CONTINUED ON NEXT PAGE

Section 13.13 Delivery of Certificate

Promptly upon the filing of the Certificate and each amendment thereto in the Filing Office, the General Partners shall deliver or mail a copy thereof to each Limited Partner.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written on May 12, 1989.

GENERAL PARTNER:

BAJV LIMITED PARTNERSHIP

By: The Lockwood Group,
General Partner

By: ______________________
Joseph A. Shepard, Partner

By: ______________________
James B. Sineath, General Partner

DEVELOPER:

BAJV LIMITED PARTNERSHIP

By: The Lockwood Group,
General Partner

By: ______________________
Joseph A. Shepard, Partner

By: ______________________
James B. Sineath,
General Partner

GUARANTORS:
(Pursuant to Section 6.11)

THE LOCKWOOD GROUP

By: ______________________
Joseph A. Shepard, Partner

By: ______________________
James B. Sineath

INVESTOR LIMITED PARTNER:

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. IV

By: Arch Street IV, Inc., its Managing General Partner

By: Josephine MacAllister
Its: Vice President

SPECIAL LIMITED PARTNER:

SLP 89, INC.

By: Josephine MacAllister
Its: Vice President

Exhibit 1

PROMISSORY NOTE

Boston, Massachusetts
May 1, 1989

FOR VALUE RECEIVED, the undersigned ("Maker") hereby promises to pay to Brookscrossing Apartments Limited Partnership, a Georgia limited partnership (the "Payee"), c/o of The Lockwood Group, 17 West Lockwood, St. Louis, Missouri 63119 or such other place designated by the Payee, the principal amount of Two Million, Five Hundred Thousand Dollars ($2,500,000) payable as follows:

1. $700,000 shall be payable on the BFQH First Closing Date;

2. $540,000 shall be payable on the Completion Date;

3. $540,000 shall be payable on the latest to occur of (a) determination of the Annual Credit by the Accountants, (b) the filing of the Partnership's tax return for 1989, and (c) Final Closing; and

4. $720,000 shall be payable at Breakeven.

In the event that the Maker fails to pay such amount when due, it shall be in default, and the installment in default shall bear interest from the due date at the rate of 3% above the then prevailing prime rate charged by First National Bank of St. Louis County or such lesser maximum interest rate and charges permitted by applicable law. All costs and damages, including court costs and legal fees, incurred by the Payee due to a default by the Maker shall be reimbursed to the Payee by the Maker.

Notwithstanding the foregoing, the Maker's obligations to make such payments shall be conditional in each instance upon Payee's delivery of the Payment Certificate described in Section 5.1C of Payee's Agreement of Limited Partnership dated as of May 1, 1989 (the "Partnership Agreement"), except as otherwise expressly provided in said Section 5.1.

Anything to the contrary notwithstanding, the obligation of the undersigned to make payments hereunder is subject to the terms and conditions of the Partnership Agreement as it may be subsequently amended from time to time. Capitalized terms used, and not otherwise defined herein, shall have the respective meanings specified in the Partnership Agreement.

Maker waives presentment, demand for payment, notice of dishonor, notice of protest, protest and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement, or guaranty of this Note.

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. IV
a Delaware limited partnership

WITNESS:

By: Arch Street IV, Inc., its Managing General Partner

____

By:______________________________

BROOKSCROSSING APARTMENTS LIMITED PARTNERSHIP

May 1, 1989

SCHEDULE A

Name and Business Address	Capital Contributions	Percentage of Partnership Interests for Class
GENERAL PARTNER:		
BAJV Limited Partnership 17 West Lockwood St. Louis, MO 63119	$100	100%
SPECIAL LIMITED PARTNER:		
SLP 89, Inc. 101 Arch Street Boston, Massachusetts 02110	$100	100%
INVESTOR LIMITED PARTNER:		
Boston Financial Qualified Housing Tax Credits L.P. IV 101 Arch Street Boston, Massachusetts 02110	$3,600,000*	100%

* $1,100,000 has been paid in as of the date of the Investment Closing; $2,500,000 is to be paid in pursuant to Section 5.1A, subject to adjustment and conditions to payment as provided herein.

SCHEDULE B

ALL THAT TRACT or parcel of land lying and being in Land Lot 213 of the 13th District of Clayton County, Georgia and being more particularly described as follows:

BEGINNING at an iron pin on the eastern boundary of the right of way of Taylor Road (80-foot right of way) said iron pin being located at the point of intersection of the eastern boundary line of Taylor Road and the northern line of Land Lot 236; from said iron pin thence run along the eastern boundary of the right of way of Taylor Road (80-foot right of way) north 01 degrees 13 minutes 16 seconds east a distance of 748.35 feet to an iron pin; thence run south 87 degrees 52 minutes 26 seconds east a distance of 1455.47 feet east to an iron pin; thence run south 01 degrees 14 minutes 06 seconds west a distance of 748.35 feet to an iron pin; run thence along the northern boundary line of Land Lot 236 north 87 degrees 52 minutes 26 seconds west a distance of 1455.29 feet to an iron pin located on the eastern boundary of the right of way of Taylor Road and the POINT OF BEGINNING.

Being more particularly shown on a plat of survey for Devcon Corporation prepared by Hill-Fister Engineers, Inc., bearing the seal of Randy Lamon Tibbitts, G.R.L.S. No. 2137, dated June 5, 1988.